As filed with the Securities and Exchange Commission on May 29, 2026
1933 Act File No. 333-150525
1940 Act File No. 811-22201
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ X ]
Pre-Effective Amendment No.	___	[ ]
Post-Effective Amendment No.	470	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	472	[ X ]
(Check appropriate box or boxes.)
DIREXION SHARES ETF TRUST
(Exact name of Registrant as Specified in Charter)
1301 Avenue of the Americas (6th Avenue), 28th Floor
New York, New York 10019
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (646) 572-3390
Angela Brickl
1301 Avenue of the Americas (6th Avenue), 28th Floor
New York, New York 10019
(Name and Address of Agent for Service)
Copy to:
Franklin Na
Fatima Sulaiman
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006
It is proposed that this filing will become effective (check appropriate box)
[ X ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION SHARES ETF TRUST
CONTENTS OF REGISTRATION STATEMENT
This registration document is comprised of the following:
Cover Sheet;
Contents of Registration Statement:
Prospectuses and Statements of Additional Information for the funds listed on Appendix A;
Part C of Form N-1A;
Signature Page; and
Exhibits.

Direxion Daily AAL Bull 2X ETF
Direxion Daily ABNB Bull 2X ETF
Direxion Daily CAT Bull 2X ETF
Direxion Daily CCL Bull 2X ETF
Direxion Daily CMG Bull 2X ETF
Direxion Daily COST Bull 2X ETF
Direxion Daily CRM Bull 2X ETF
Direxion Daily DAL Bull 2X ETF
Direxion Daily DIS Bull 2X ETF
Direxion Daily DKNG Bull 2X ETF
Direxion Daily GM Bull 2X ETF
Direxion Daily KO Bull 2X ETF
Direxion Daily LCID Bull 2X ETF
Direxion Daily LUV Bull 2X ETF
Direxion Daily MARA Bull 2X ETF
Direxion Daily NKE Bull 2X ETF
Direxion Daily O Bull 2X ETF
Direxion Daily PDD Bull 2X ETF
Direxion Daily RBLX Bull 2X ETF
Direxion Daily RDDT Bull 2X ETF
Direxion Daily RKLB Bull 2X ETF
Direxion Daily SBUX Bull 2X ETF
Direxion Daily SONY Bull 2X ETF
Direxion Daily TGT Bull 2X ETF
Direxion Daily UAL Bull 2X ETF
Direxion Daily UBER Bull 2X ETF
Direxion Daily V Bull 2X ETF
Direxion Daily WMT Bull 2X ETF
Direxion Daily XYZ Bull 2X ETF
Direxion Daily AAL Bear 1X ETF
Direxion Daily ABNB Bear 1X ETF
Direxion Daily ADBE Bear 1X ETF
Direxion Daily ASML Bear 1X ETF
Direxion Daily BABA Bear 1X ETF
Direxion Daily CAT Bear 1X ETF
Direxion Daily CCL Bear 1X ETF
Direxion Daily CMG Bear 1X ETF
Direxion Daily COIN Bear 1X ETF
Direxion Daily COST Bear 1X ETF

Direxion Daily CRM Bear 1X ETF
Direxion Daily DAL Bear 1X ETF
Direxion Daily DIS Bear 1X ETF
Direxion Daily DKNG Bear 1X ETF
Direxion Daily GM Bear 1X ETF
Direxion Daily HOOD Bear 1X ETF
Direxion Daily INTC Bear 1X ETF
Direxion Daily KO Bear 1X ETF
Direxion Daily LCID Bear 1X ETF
Direxion Daily LUV Bear 1X ETF
Direxion Daily MARA Bear 1X ETF
Direxion Daily MRVL Bear 1X ETF
Direxion Daily NKE Bear 1X ETF
Direxion Daily O Bear 1X ETF
Direxion Daily PDD Bear 1X ETF
Direxion Daily PYPL Bear 1X ETF
Direxion Daily RBLX Bear 1X ETF
Direxion Daily RDDT Bear 1X ETF
Direxion Daily RKLB Bear 1X ETF
Direxion Daily SBUX Bear 1X ETF
Direxion Daily SOFI Bear 1X ETF
Direxion Daily SONY Bear 1X ETF
Direxion Daily TGT Bear 1X ETF
Direxion Daily TXN Bear 1X ETF
Direxion Daily UAL Bear 1X ETF
Direxion Daily UBER Bear 1X ETF
Direxion Daily UNH Bear 1X ETF
Direxion Daily V Bear 1X ETF
Direxion Daily WMT Bear 1X ETF
Direxion Daily XYZ Bear 1X ETF
Direxion Daily Communication Services Top 5 Bull 2X ETF
Direxion Daily Communication Services Top 5 Bear 2X ETF
Direxion Daily Consumer Staples Top 5 Bull 2X ETF
Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Direxion Daily Healthcare Top 5 Bull 2X ETF
Direxion Daily Healthcare Top 5 Bear 2X ETF
Direxion Daily Industrials Top 5 Bull 2X ETF
Direxion Daily Industrials Top 5 Bear 2X ETF
Direxion Daily Materials Top 5 Bull 2X ETF

Direxion Daily Materials Top 5 Bear 2X ETF
Direxion Daily Real Estate Top 5 Bull 2X ETF
Direxion Daily Real Estate Top 5 Bear 2X ETF
Direxion Daily Utilities Top 5 Bull 2X ETF
Direxion Daily Utilities Top 5 Bear 2X ETF
Direxion Daily Next Gen Bull 2X ETF
Direxion Daily Next Gen Bear 2X ETF
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Direxion Daily Gold Miners Top 5 Bull 2X ETF
Direxion Daily Next Gen Bear 1X ETF
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF
Direxion Daily Gold Miners Top 5 Bear 1X ETF

Direxion Shares ETF Trust
Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
1X BEAR FUNDS
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF
Direxion Daily Next Gen Bear 1X ETF
Direxion Daily Gold Miners Top 5 Bear 1X ETF
May 29, 2026
The shares offered in this prospectus (the "Funds"), upon commencement of operations, will be listed and traded on the NYSE Arca, Inc.
The Funds seek daily inverse investment results and is intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of an underlying index or ETF.
The Funds are not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. Each Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
Each Fund pursues a daily investment objective that is inverse to the performance of its underlying index or ETF, a result opposite of most mutual funds and exchange-traded funds.
(2)
Each Fund seeks daily inverse investment results that are subject to compounding and market volatility risk.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index or ETF may affect a Fund’s return as much as, or more than, the return of the underlying index or ETF. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index or ETF for the full trading day. During periods of high volatility, a Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily S&P Top 20 US Stocks Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the iShares Top 20 U.S. Stocks ETF (NYSE: TOPT) ("TOPT"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of TOPT for that period. Longer holding periods and higher volatility of TOPT increase the impact of compounding on an investor’s returns. During periods of higher ETF volatility, the volatility of TOPT may affect the Fund’s return as much as, or more than, the return of TOPT. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of TOPT for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if TOPT’s performance is flat, and it is possible that the Fund will lose money even if TOPT’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of TOPT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide (1X) daily inverse
1
Direxion Shares ETF Trust Prospectus

(opposite) or short exposure to TOPT, consistent with the Fund’s investment objective.
TOPT seeks to track the investment results of the S&P 500 Top 20 Select Index (the “S&P Index”), which measures the performance of the 20 largest U.S. companies by float-adjusted market capitalization within the S&P 500® as determined by S&P Dow Jones Indices LLC. The securities in the S&P Index are weighted based on the float-adjusted market value of their outstanding shares subject to capping. For capping purposes, the S&P Index will be rebalanced on a quarterly basis. At each quarterly rebalance in March, June, September, and December, the weight of any single issuer will not exceed 22.5% of the S&P Index; and the aggregate weight of issuers with individual weights exceeding 4.5% will not exceed 48% of the S&P Index. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition. TOPT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by iShares Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 333-92935 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding TOPT may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in TOPT that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short TOPT exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of TOPT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to TOPT is consistent with the Fund’s investment objective. The impact of TOPT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of TOPT has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of TOPT has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding iShares Top 20 U.S. Stocks ETF from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding iShares Top 20 U.S. Stocks ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TOPT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning iShares Top 20 U.S. Stocks ETF could affect the value of the Fund’s investments with respect to TOPT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying ETF over the same period. The Fund will lose money if the underlying ETF performance is flat over time, and as a result of daily rebalancing, the underlying ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying ETF’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of TOPT rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when TOPT’s daily return decreases. The Fund’s assets will decrease in value when TOPT’s daily return increases. Because historically most assets have risen in value over the long
Direxion Shares ETF Trust Prospectus
2

term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of TOPT approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to TOPT or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to TOPT, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of TOPT’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of TOPT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ETF volatility; b) ETF performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of TOPT. The chart below provides examples of how ETF volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of ETF volatility and ETF performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ETF volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of TOPT.
As shown in the chart below, the Fund would be expected to lose 6.04% if TOPT provided no return over a one year period during which TOPT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TOPT’s return is flat. For instance, if TOPT’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative ETF return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of TOPT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of TOPT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year ETF	-100% One Year ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The underlying ETF’s annualized historical volatility rate for the period from October 23, 2024 (the inception date of TOPT) to December 31, 2025 was 21.25%. TOPT’s highest volatility rate for any one calendar year for the period from October 23, 2024 (the inception date of TOPT) through December 31, 2025 was 21.83% and volatility for a shorter period of time may have been substantially higher. The underlying ETF’s annualized performance for the period from October 23, 2024 (the inception date of TOPT) to December 31, 2025 was 21.78%. Historical ETF volatility and performance are not indications of what the underlying ETF volatility and performance will be in the future.
For information regarding the effects of volatility and ETF performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
3
Direxion Shares ETF Trust Prospectus

The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Underlying ETF Investment Risk— The Fund will invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective or an ETF’s shares trade at a significant premium or discount, the Fund’s performance will likely be adversely affected. In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure.
Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the ETF especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund.
The value of an individual security, such as TOPT, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of TOPT:
Large Cap Company Risk. Because TOPT invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
Industry and Sector Focus Risk. At times, TOPT may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that TOPT increases the relative emphasis of its investments in a particular industry or sector, the value of TOPT’s shares may fluctuate in response to events affecting that industry or sector.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to TOPT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor
Direxion Shares ETF Trust Prospectus
4

that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to TOPT and therefore achieve its daily inverse investment objective. The Fund’s exposure to TOPT is impacted by TOPT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to TOPT at the end of each day. The possibility of the Fund being materially over- or under-exposed to TOPT increases on days when TOPT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) TOPT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with TOPT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to TOPT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to TOPT. Any of these factors could decrease the inverse correlation between the performance of the Fund and TOPT and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — iShares Top 20 U.S. Stocks ETF is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of TOPT and make no representation as to the performance of TOPT. Investing in the Fund is not equivalent to investing in TOPT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to TOPT.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Concentration Risk — The Fund will be concentrated in a particular security, TOPT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology
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Direxion Shares ETF Trust Prospectus

sector (the risks of which are described below), the same industry and/or sector to which TOPT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact TOPT and/or information technology sector.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to TOPT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
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6

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus
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Direxion Daily Qs Top 30 Stocks Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily Qs Top 30 Stocks Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the iShares Nasdaq Top 30 Stocks ETF (NASDAQ: QTOP) ("QTOP"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of QTOP for that period. Longer holding periods and higher volatility of QTOP increase the impact of compounding on an investor’s returns. During periods of higher ETF volatility, the volatility of QTOP may affect the Fund’s return as much as, or more than, the return of QTOP. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of QTOP for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if QTOP’s performance is flat, and it is possible that the Fund will lose money even if QTOP’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of QTOP. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide (1X) daily inverse (opposite) or short exposure to QTOP, consistent with the Fund’s investment objective.
QTOP seeks to track the investment results of the Nasdaq-100 Top 30 Index (the “Nasdaq Index”), which measures the
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Direxion Shares ETF Trust Prospectus

performance of securities of the 30 largest domestic and international non-financial companies listed on Nasdaq (on the Nasdaq Global Select Market or the Nasdaq Global Market) based on market capitalization, as determined by Nasdaq, Inc. The Nasdaq Index is a subset of the Nasdaq-100 Index. The securities in the Nasdaq Index are weighted based on the market value of their outstanding shares subject to capping. The Nasdaq Index is reconstituted and rebalanced quarterly in March, June, September, and December. For capping purposes, at each quarterly rebalance, the weight of any single issuer will not exceed 22.5% of the Nasdaq Index; and the aggregate weight of issuers with individual weights exceeding 4.5% will not exceed 48% of the Nasdaq Index. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition. QTOP is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by iShares Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 333-92935 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding QTOP may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in QTOP that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short QTOP exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of QTOP. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to QTOP is consistent with the Fund’s investment objective. The impact of QTOP’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of QTOP has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of QTOP has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding iShares Nasdaq Top 30 ETF from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding iShares Nasdaq Top 30 ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of QTOP have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning iShares Nasdaq Top 30 ETF could affect the value of the Fund’s investments with respect to QTOP and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying ETF over the same period. The Fund will lose money if the underlying ETF performance is flat over time, and as a result of daily rebalancing, the underlying ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying ETF’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of QTOP rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when QTOP’s daily return decreases. The Fund’s assets will decrease in value when QTOP’s daily return increases. Because historically most assets have risen in value over the long
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term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of QTOP approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to QTOP or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to QTOP, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of QTOP’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of QTOP during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ETF volatility; b) ETF performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of QTOP. The chart below provides examples of how ETF volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of ETF volatility and ETF performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ETF volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of QTOP.
As shown in the chart below, the Fund would be expected to lose 6.04% if QTOP provided no return over a one year period during which QTOP experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if QTOP’s return is flat. For instance, if QTOP’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative ETF return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of QTOP and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of QTOP. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year ETF	-100% One Year ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The underlying ETF’s annualized historical volatility rate for the period from October 23, 2024 (the inception date of QTOP) to December 31, 2025 was 19.38%. QTOP’s highest volatility rate for any one calendar year for the period from October 23, 2024 (the inception date of QTOP) through December 31, 2025 was 24.15% and volatility for a shorter period of time may have been substantially higher. The underlying ETF’s annualized performance for the period from October 23, 2024 (the inception date of QTOP) to December 31, 2025 was 24.11%. Historical ETF volatility and performance are not indications of what the underlying ETF volatility and performance will be in the future.
For information regarding the effects of volatility and ETF performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
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Direxion Shares ETF Trust Prospectus

The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Underlying ETF Investment Risk— The Fund will invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective or an ETF’s shares trade at a significant premium or discount, the Fund’s performance will likely be adversely affected. In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure.
Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the ETF especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund.
The value of an individual security, such as QTOP, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of QTOP:
Large Cap Company Risk. Because QTOP invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
Industry and Sector Focus Risk. At times, QTOP may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that QTOP increases the relative emphasis of its investments in a particular industry or sector, the value of QTOP’s shares may fluctuate in response to events affecting that industry or sector.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to QTOP that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor
Direxion Shares ETF Trust Prospectus
12

that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to QTOP and therefore achieve its daily inverse investment objective. The Fund’s exposure to QTOP is impacted by QTOP’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to QTOP at the end of each day. The possibility of the Fund being materially over- or under-exposed to QTOP increases on days when QTOP is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) QTOP. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with QTOP or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to QTOP, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to QTOP. Any of these factors could decrease the inverse correlation between the performance of the Fund and QTOP and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — iShares Nasdaq Top 30 ETF is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of QTOP and make no representation as to the performance of QTOP. Investing in the Fund is not equivalent to investing in QTOP. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to QTOP.
Concentration Risk — The Fund will be concentrated in a particular security, QTOP, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector (the risks of which are described below), the same industry and/or sector to which QTOP is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact QTOP and/or information technology sector.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services
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Direxion Shares ETF Trust Prospectus

of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to QTOP, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
Direxion Shares ETF Trust Prospectus
14

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus
16

Direxion Daily Next Gen Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily Next Gen Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the Solactive U.S. Quantum Computing Index (the "Index"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. Longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of the Index for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is designed by Solactive AG (the "Index Provider") to represent the securities of the next generation of U.S. companies that utilize quantum technology to improve the provision of their products and/or services. Quantum technology is a class of technology that use the principles of quantum mechanics (the physics of sub-atomic particles) to make advances in computing and other processes. The Index is a rules-based index and includes U.S.-listed securities
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Direxion Shares ETF Trust Prospectus

of companies in the following quantum technology segments (each, a “Quantum Technology Segment”):
●
Quantum Computing Infrastructure and Hardware: This segment encompasses companies that develop and provide the essential physical components, systems, and comprehensive environments necessary for quantum computing, including both hardware and infrastructure services.
●
Quantum AI and Machine Learning: This segment focuses on companies that integrate artificial intelligence and machine learning with quantum computing to enhance problem-solving and algorithm efficiency.
●
Quantum Software and Applications: Within this segment, companies are dedicated to create software tools and applications to operate quantum computers and utilize their computational power for various specialized tasks.
●
Quantum AI and Cryptography: This segment addresses companies that develop quantum-based security mechanisms and engage in advanced research and development to push the boundaries of quantum technologies.
To be selected for inclusion in the Index, a security must have a free float market capitalization of at least $100 million (or at least $90 billion for current constituents) and a minimum average daily traded value of at least $1 million over 1 month and over 6 months (or at least $900,000 for current constituents).
To identify companies that use quantum technology, the Index Provider uses ARTIS®, its proprietary natural language processing algorithm, to identify into which Quantum Technology Segment(s) a company falls. ARTIS uses keywords to review large volumes of publicly available data, such as company annual reports, published business descriptions, and financial news reports, which the Index Provider believes will identify and classify companies as quantum technology companies, and then ranks the companies based on the number of keyword “hits” in the company’s data. The ARTIS classification system is different than traditional classification systems because it utilizes natural language processing, such as keyword searching, whereas traditional classifications system utilize backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company.
ARTIS produces a score for each company that reflects the company's exposure to quantum technology and considers each Quantum Technology Segment to which a company belongs. Each company is then ranked by its score, and the top 20 companies are selected for inclusion in the Index. The Index is rebalanced semi-annually.
As of January 30, 2026, the Index included 20 constituents and were concentrated in the information technology sector with exposure to quantum technology.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 1X daily inverse (opposite) or short exposure to the Index or to exchange-traded fund ("ETF") that track the Index, consistent with the Fund’s investment objective.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close
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of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation Risk” below.
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Direxion Shares ETF Trust Prospectus

One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2025 was 33.56%. The Index’s highest volatility rate for any one calendar year during the five year period was 49.37% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2025 was 26.47%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the
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close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
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Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Quantum Computing and Machine Learning Investment Risk - Companies across a wide variety of industries, primarily in the information technology sector, are exploring the possible applications of quantum computing and machine learning technologies. Consequently, the Fund’s holdings may include equity securities of operating companies in a wide variety of industries, and the economic fortunes of such companies may not be significantly tied to such technologies. Indeed, there currently are few public companies for which quantum computing and machine learning technologies represent a significant revenue or profit stream, and such technologies may never have a material effect on their economic returns. In addition, such companies tend to be significantly impacted by rapid technological advancements, product obsolescence, intense competition and government regulation. They are also heavily dependent on patent and intellectual property rights and their success in obtaining or protecting a patent may materially affect such company’s profitability.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Natural Language Processing Risk — The natural language processing classification system utilized by the Index Provider is different than traditional classification systems because it utilizes automated natural language processing, such as key word searching, rather than backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. The Index Provider’s use of natural language processing may result in the Index including companies that may not be classified as companies in the Fund’s respective category by other classification systems.
Innovative Technologies Risk — Technologies perceived to displace older technologies or create new markets may not in fact do so. Companies that initially develop an innovative technology may not be able to capitalize on the
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technology. Companies that develop innovative technologies may face political or legal attacks from competitors, industry groups, or local and national governments. The Fund may invest in a company that does not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of such securities resulting in more volatile performance. These companies may face greater risk of business failure.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were
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Direxion Shares ETF Trust Prospectus

not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related
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24

other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Solactive AG is not a sponsor of, or in any way affiliated with, the Direxion Daily Next Gen Bear 1X ETF.
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Direxion Shares ETF Trust Prospectus

Direxion Daily Gold Miners Top 5 Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily Gold Miners Top 5 Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index (the "Index"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of the Index for that period. Longer holding periods and higher volatility of the Index increase the impact of compounding on an investor’s returns. During periods of higher Index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of the Index for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is a rules-based, equal-weighted equity benchmark designed to track the performance of the five largest U.S. listed companies that are involved in the gold or silver mining industry. To be considered for inclusion in the Index, a security must be a common stock or depository receipt listed on a U.S. exchange and must have (i) a security-level, non-float adjusted market capitalization of $450 million or greater; (ii) a three-month average daily traded value of $1 million
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or greater; and (iii) a sub-industry classification of “gold” or “silver” under the ICE Uniform Sector Classification scheme. Securities within the starting universe are ranked in descending order by their security-level non-float adjusted market capitalization. The top 5 ranked securities are selected for inclusion in the final Index. The Index is reconstituted and rebalanced quarterly. At each quarterly rebalance, each constituent is attributed a 20% weight in the Index.
As of January 30, 2026, the Index was comprised of 5 constituents and was concentrated in the gold mining industry, which is included in the materials sector.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 1X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions
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Direxion Shares ETF Trust Prospectus

and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.04% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Index Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-100% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The Index had only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a
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derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure
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Direxion Shares ETF Trust Prospectus

to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25%
of its total assets in investments that provide inverse exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Gold and Silver Mining Company Risk– The Fund will be concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry. Therefore the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also, gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time, which may cause the value of the gold- and silver-related companies to be more volatile than the general market. Fluctuations in the price of gold or silver may be due to a number of factors, including changes in inflation, currency exchange rates and industrial and commercial demand (including fabricator demand). Increased environmental or labor costs may depress the value of metal investments. If a natural disaster or other event with a significant economic impact occurs in a region in which a gold or silver mining company operates, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Companies that are only in the exploration state are typically unable to adopt specific strategies of controlling the impact of the price of gold or silver on their companies. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties that are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early-stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early-stage mining company than for a more established company.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant
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environmental remediation costs in complying with environmental laws.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal suppliers of metal industries may be concentrated in a small number of countries and regions.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective
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Direxion Shares ETF Trust Prospectus

causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
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Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “NYSE® U.S. Gold Miners Top 5 Equal Weight Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index.
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Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment adviser to each Fund ("Rafferty" or the "Adviser").
As shown in the table below, each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying index or ETF, before fees and expenses. If, on a given day, an underlying index or ETF gains 1%, the Funds are designed to lose approximately 1% (which is equal to -100% of 1%). Conversely, if the underlying index or ETF loses 1% on a given day, the Funds are designed to gain approximately 1%. The Funds seek inverse investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an inverse investment objective for any other period. As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Each Fund seeks to provide a return which is an inverse (-100%) of the daily performance of its underlying index or ETF. No Fund attempts to provide returns which are not the inverse (-100%) of the return of the underlying index or ETF for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Also, the exposure to the underlying index or ETF received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily inverse investment objective by an amount determined by the movement of the underlying index or ETF from its value at the end of the prior day. If the underlying index or ETF moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index or ETF than the stated fund daily inverse investment objective. Conversely, if the underlying index or ETF moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index or ETF than the stated fund daily inverse investment objective.
Fund	Underlying Index or ETF
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF	iShares Top 20 U.S. Stocks ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF	iShares Nasdaq Top 30 Stocks ETF
Direxion Daily Next Gen Bear 1X ETF	Solactive U.S. Quantum Computing Index
Direxion Daily Gold Miners Top 5 Bear 1X ETF	NYSE® U.S. Gold Miners Top 5 Equal Weight Index
Shares of the Funds (“Shares”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 25,000 Shares. Creation Units of the Fund are issued and redeemed for cash. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the consequences of seeking daily inverse investment results; (b) understand the risk of shorting; (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that each Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
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Additional Information Regarding Investment Techniques and Policies
Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily inverse investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying index or ETF will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends.
Rafferty creates net “short” positions for the Funds. (Rafferty may create long positions in the Funds even though the net exposure in the Funds will be short.) Long positions move in the same direction as the underlying index or ETF, advancing when the underlying index or ETF advances and declining when the underlying index or ETF declines. Short positions move in the opposite direction of the underlying index or ETF, advancing when the underlying index or ETF declines and declining when the underlying index or ETF advances.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index or ETF is consistent with the Fund’s stated daily inverse investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying index or ETF has risen on a given day, a Fund’s assets (i.e., net assets plus borrowing for investment purposes, if any) should fall, meaning its exposure will typically need to be decreased. Conversely, if the underlying index or ETF has fallen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Each Fund’s portfolio may also need to be changed to reflect changes in the composition of its underlying index or ETF. Rafferty increases a Fund’s exposure when its assets rise and reduces a Fund’s exposure when its assets fall.
Fund assets may be concentrated in an industry or group of industries to the extent that a Fund's underlying index or ETF concentrates in a particular industry or group of industries. In addition, each Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties.
The Effects of Fees and Expenses on the Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return which is the inverse (or opposite) of the daily return of an underlying index or ETF. To create the necessary exposure, a Fund engages in short selling—borrowing and selling securities it does not own. The money that a Fund receives from short sales—the short sale proceeds—is an asset of the Fund that can generate income to help offset the Fund’s operating expenses. However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying index or ETF of a Fund would reflect 100% of the inverse performance of the underlying index or ETF during the following trading day, subject to the charges and expenses noted above.
A Fund may have difficulty in achieving its daily inverse investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund's underlying index or ETF includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of the underlying index or ETF may differ from the expected daily inverse performance.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If a Fund is unable to obtain inverse exposure to its underlying index or ETF consistent with its investment objective, such as situations in which the instruments utilized by a Fund are thinly traded or have a limited market, a Fund could, among other things, fail to meet its daily investment objective, increase its transaction fee, or reject one or more orders for Creation Units. Under such circumstances, a Fund could trade at a premium or discount to its NAV and the bid-ask spread in its shares could widen.
A Fund seeks daily returns while repositioning exposure daily. Therefore, for a period longer than one day, the pursuit of a daily investment objective will result in daily compounding. This means that the return of an underlying index or ETF over a period of time greater than one day multiplied by a Fund’s daily target (i.e., -100%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods
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Direxion Shares ETF Trust Prospectus

longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index or ETF for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional ETF which seeks (before fees and expenses) to match the performance of the XYZ index or ETF. Similar to the Funds, Fund B is an ETF that seeks daily investment results (before fees and expenses) that correspond to -100% of the daily performance of the XYZ index or ETF.
On Day 1, the XYZ index or ETF increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index or ETF decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index or ETF has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the index or ETF is also valued at $100:
Day	Index or ETF Value	Index or ETF Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but gain 4.76% on Day 2.
Day	Index or ETF Performance	-100% of Index or ETF Performance	Value of Fund B Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52
In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the index or ETF back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than -100% exposure to the underlying index or ETF from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index or ETF from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from -100% of the return of the underlying index or ETF performance for the longer period. This deviation will increase with higher index or ETF volatility and longer holding periods.
Examples of the Impact of Index or ETF Volatility. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the underlying index or ETF experiences volatility. The index or ETF’s volatility rate is a statistical measure of the magnitude of fluctuations in the index or ETF’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the underlying index or ETF from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying index or ETF for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund seeking an -100% correlation with an underlying index or ETF:
Example 1 – Underlying Index or ETF Experiences Low Volatility
Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF decreases from 100 to 98, a 2% loss. Mary’s investment rises 2% to $10.20. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index or ETF decreases from 98 to 96, a loss of 2.04%. Mary’s investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Mary invested in the Fund, the underlying index or ETF lost 4% although Mary’s investment increased by 4.1%. Because the underlying index or ETF continued to trend upwards with low volatility, Mary’s return closely correlates to the -100% return of the return of the underlying index or ETF for the period.
Example 2 – Underlying Index or ETF Experiences High Volatility
Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF decreases from 100 to 98, a 2% loss, and Mary’s investment rises 2% to $10.20. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index or ETF increases from 98 to 102, a gain of 4.08%. Mary’s investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Mary invested in the
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Fund, the Fund’s underlying index or ETF gained 2% while Mary’s investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the underlying index or ETF affected the correlation between the underlying index or ETF’s return for the two day period and Mary’s return. In this situation, Mary lost more than -100% the return of the underlying index or ETF.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index or ETF from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index or ETF moved from 100 to 98, a 2% loss. In light of that loss, the Fund’s beta at the point at which Mary invests is -96%. During the remainder of Day 2, the Fund’s underlying index or ETF decreases from 98 to 90, a loss of 8.16%, and Mary’s investment rises 7.83% (which is the underlying index or ETF gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying index or ETF increases from 90 to 110, a gain of 22.22%. Mary’s investment declines by 18.2%, from $10.78 to $8.82. For the period of Mary’s investment, the Fund’s underlying index or ETF increased from 98 to 110, a gain of 12.25%, while Mary’s investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the underlying index or ETF affected the correlation between the index or ETF’s return for period and Mary’s return. In this situation, Mary lost less than -100% of the return of the underlying index or ETF. Mary’s investment was also affected because she missed the first 2% move of the underlying index or ETF and had a beta of -96% for the remainder of Day 2.
Market Volatility. A Fund seeks to provide a return which is -100% of the daily performance of its underlying index or ETF. A Fund does not attempt to, and should not be expected to, provide returns which are -100% of the return of its underlying index or ETF for periods other than a single day. A Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying index or ETF experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying index or ETF provided no return over a one year period and experienced annualized volatility of 20%. If the underlying index or ETF’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.
Table 1 - Impact of Hypothetical Volatility Levels on Returns
Volatility Range	Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-22%
60%	-30%
70%	-39%
80%	-47%
90%	-55%
100%	-63%
Note that at higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying index or ETF is flat. For instance, if annualized volatility of the underlying index or ETF were 100%, the Fund based on that underlying index or ETF would be expected to lose more than 60% of its value, even if the underlying index or ETF returned 0% for the year. The index or ETF’s volatility rate is a statistical measure of the magnitude of fluctuations in its return the index or ETF.
Table 2 shows the annualized historical volatility rate for the Funds’ underlying indices or ETFs over the five year period ended December 31, 2025. If an index or ETF has been in existence for less than five years, its inception date is noted next to its name in Table 2. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the five year volatility rate to give investors some sense of the risks of holding the Funds for long periods. This information is intended to simply underscore the fact that each Fund is designed as a short-term trading vehicle. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
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Table 2 – Historic Volatility of each Fund’s Underlying Index or ETF
Index or ETF	5-Year Historical Volatility Rate
iShares Nasdaq 100 Top 30 Stocks ETF (Commenced Operations 10/23/2024)	N/A
iShares Top 20 U.S. Stocks ETF (Commenced Operations 10/23/2024)	N/A
NYSE® U.S. Gold Miners Top 5 Equal Weight Index (Has not commenced operations)	N/A
Solactive U.S. Quantum Computing Index	33.56%
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than -100% investment exposure to the underlying index or ETF for a Fund. The exposure to the underlying index or ETF received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily investment objective (i.e.,-100%) by an amount determined by the movement of the underlying index or ETF from its value at the end of the prior day. If the underlying index or ETF moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index or ETF than the stated fund daily investment objective (i.e., -100%). Conversely, if the underlying index or ETF moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index or ETF than the stated fund daily inverse investment objective (i.e., -100%).
Table 3 below indicates the exposure to the underlying index or ETF that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying index or ETF from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying index or ETF of a Fund has moved 2% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor’s investment.
Conversely, if the underlying index or ETF has moved 2% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor’s investment.
The table includes a range of underlying index or ETF moves from 5% to –5% for a Fund; index or ETF moves beyond the range noted below will result in exposure further from a Fund’s daily investment objective.
Table 3 - Intra-Day Leverage of a Fund Given Market Movements
Move	Resulting Exposure for a Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an investment objective for any other period. For instance, if the S&P 500 Top 20 Select Index gains 10% for a week, the Direxion Daily S&P Top 20 Bear 1X Shares should not be expected to provide a return of -10% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily investment objectives may result in daily compounding, which means that the return of an underlying index or ETF over a period of time greater than one day multiplied by a Fund’s daily inverse investment objective (-100%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following tables set out a range of hypothetical daily performances during a given 10 trading days of an underlying index or ETF and demonstrate how changes in the underlying index or ETF impact a Fund’s performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Fund over a 10 trading day period and do not reflect fees and expenses of any kind.
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Table 4 – The Index or ETF Lacks a Clear Trend
Index or ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$94.35	-17.65%	-5.65%
Day 7	95	-5.00%	-5.00%	$99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$93.38	4.76%	-6.62%
The cumulative performance of the hypothetical underlying index or ETF in Table 4 is 0% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -6.62%. The volatility of the hypothetical underlying index or ETF performance and lack of a clear trend results in performance for a hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index or ETF for the 10 trading day period.
Table 5 – The Index or ETF Rises in a Clear Trend
Index or ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$83.01	-1.69%	-16.91%
The cumulative performance of the hypothetical underlying index or ETF in Table 5 is 20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -16.91%. In this case, because of the positive hypothetical underlying index or ETF trend, a hypothetical Fund’s decline is less than -100% of the hypothetical underlying index or ETF gain for the 10 trading day period.
Table 6 – The Index or ETF Declines in a Clear Trend
Index or ETF				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$124.36	2.44%	24.36%
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Direxion Shares ETF Trust Prospectus

The cumulative performance of the hypothetical underlying index or ETF in Table 6 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is 24.36%. In this case, because of the negative hypothetical underlying index or ETF trend, a hypothetical Fund’s gain is greater than -100% of the hypothetical underlying index or ETF decline for the 10 trading day period.
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Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to each Fund's daily inverse investment objectives, a small adverse move in a Fund's underlying index will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The realization of certain of the risks described below may result in adverse market movements that may actually benefit a Fund due to its inverse investment objective. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily S&P Top 20 Bear 1X ETF	Direxion Daily Qs Top 30 Bear 1X ETF	Direxion Daily Next Gen Bear 1X ETF	Direxion Daily Gold Miners Top 5 Bear 1X ETF
Shorting or Inverse Risk	X	X	X	X
Effects of Compounding and Market Volatility Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Underlying ETF Investment Risk	X	X
Other Investment Companies (including ETFs) Risk			X	X
Counterparty Risk	X	X	X	X
Rebalancing Risk	X	X	X	X
Cash Transaction Risk	X	X	X	X
Intra-Day Investment Risk	X	X	X	X
Daily Inverse Index Correlation Risk			X	X
Daily Inverse Correlation Risk	X	X
Passive Investment Risk				X
Market Risk	X	X	X	X
Non-Affiliation Risk	X	X	X
Concentration Risk	X	X	X
Artificial Intelligence (AI) and Big Data Company Risk			X
Quantum Computing and Machine Learning Investment Risk			X
Information Technology Sector Risk	X	X	X
Innovative Technologies Risk			X
Natural Language Processing Risk			X
Gold and Silver Mining Company Risk				X
Materials Sector Risk				X
Mining and Metal Industry Risk				X
Large Capitalization Company Risk	X	X	X	X
Index Strategy Risk				X
Money Market Instrument Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
High Portfolio Turnover Risk	X	X	X	X
Tax Risk	X	X	X	X
Non-Diversification Risk	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X
Shorting or Inverse Risk
Shareholders should lose money when the underlying index or ETF rises, which is a result that is the opposite from traditional index tracking funds.A Fund may engage in short sales or obtain short exposure that is designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. If the market price of the underlying security or underlying index or ETF goes down between the time a Fund sells the security or underlying index or ETF and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security or underlying index or ETF goes up in price during the period, a Fund will realize a loss on the transaction. Any such loss is increased by the cost a Fund must pay to short the underlying security or underlying index or ETF or obtain short exposure. Likewise, any gain will be decreased by the costs a Fund must pay to short a position or obtain short exposure. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position,
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which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
A Fund will typically obtain inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose a Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities or financial instruments of the underlying short position. If a Fund were to experience this volatility or decreased liquidity, a Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or a Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities or financial instruments underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities, financial instruments or counterparties. A Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
Effects of Compounding and Market Volatility Risk
Each Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from an underlying index or ETF’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding has a significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in -100% of the return of a Fund's underlying index or ETF due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund will underperform the return of -100% of its underlying index or ETF in a trendless or flat market.
The chart below provides examples of how volatility could affect a Fund’s performance. An underlying index's or ETF’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index or ETF. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying index or ETF. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index or ETF; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the underlying index or ETF.
As shown below, a Fund would be expected to lose 6.04% if its underlying index or ETF provided no return over a one year period during which the underlying index or ETF experienced annualized volatility of 25%. If the underlying index or ETF’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying index or ETF’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the underlying index or ETF’s cumulative return for the year was 0%.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information (“SAI”).
Derivatives Risk
A Fund may obtain exposure through derivatives by investing in swap agreements, futures contracts, forward contracts, options, and options on futures contracts. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative.
The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced;
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3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
The use of derivatives may result in larger losses or smaller gains than than shorting the underlying securities. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund expects to use a combination of swaps on the underlying index or ETF and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index or ETF due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index or ETF as it would if the Fund only used swaps on the underlying index or ETF. If the underlying index or ETF has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily inverse investment objective. This may prevent a Fund from achieving its daily inverse investment objective particularly if the underlying index or ETF reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Such costs may increase as interest rates rise.
In addition, a Fund’s investments in derivatives are subject to the following risks:
●
Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may exposure investors to significant losses.
●
Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
●
Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
●
Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
●
Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives
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transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
Because a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to a Fund, or a Fund may decide to change its leveraged investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Rebalancing Risk
If for any reason a Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with its investment objective. In these instances, a Fund may have investment exposure to the underlying index or ETF that is significantly greater or less than its stated investment objective. A Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains. Additionally, a Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca, Inc. or other national securities listing exchanges where Shares are listed, and incur significant losses.
Cash Transaction Risk
Unlike most ETFs, a Fund effects creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by a Fund. As such, investment in a Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling investments to achieve a Fund’s investment objective. To the extent that such costs are not offset by fees payable by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio investments at the fund level. Because each Fund effects redemptions principally for cash, each Fund may be required to sell portfolio investments in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if such Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process. Additionally, because the each Fund is conducting the portfolio transactions rather than receiving securities in-kind each Fund will incur brokerage commissions and other related expenses thus each Fund’s expenses will be higher than funds that utilize in-kind creations and redemptions.
Intra-Day Investment Risk
Each Fund seeks daily investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than -100% investment exposure to the underlying index or ETF, depending upon the movement of the underlying index or ETF from the end of one trading day until the time of purchase. If the underlying index or ETF moves in a direction favorable to a Fund, the investor will receive less than -100% exposure to the underlying index or ETF. Conversely, if the underlying index or ETF moves in a direction adverse to a Fund, the investor will receive exposure to the underlying index or ETF greater than -100%.
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Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities the underlying index or ETF experience a significant change in value, a Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for a Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, a Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Underlying ETF Investment Risk
A Fund will invest in, or obtain exposure to, another investment company, including an ETF (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, including an ETF, a Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of a Fund’s own operations. A Fund must rely on the underlying fund to achieve its investment objective. Accordingly, if the underlying fund fails to achieve its investment objective, a Fund’s performance will likely be adversely affected. To the extent a Fund obtains exposure to an underlying fund, including an ETF, by entering into a derivatives contract whose reference asset is the underlying fund, a Fund will not be a shareholder of the underlying fund but will still be exposed to the risk that it may fail to achieve its investment objective and adversely impact the Fund. In addition, to the extent that a Fund invests in an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure, including any risks associated with representative sampling (see “Special Risks of Exchange-Traded Funds”). For example, shares of ETFs may trade at a discount or a premium to an ETF’s net asset value, which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales or redemptions of its shares due to market circumstances that make it impracticable to conduct such transactions, any of which may adversely impact a Fund’s performance.
The value of an individual security, such as an underlying ETF, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of an underlying ETF:
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Large Cap Company Risk. Because an underlying ETF invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
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Industry and Sector Focus Risk. At times, the Underlying ETF may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that the Underlying ETF increases the relative emphasis of its investments in a particular industry or sector, the value of the Underlying ETF’s shares may fluctuate in response to events affecting that industry or sector.
Daily Inverse Index Correlation Risk
Investors will lose money when the underlying index or ETF of a Fund rises, which is a result that is the opposite from traditional index funds. There is no guarantee that a Fund will achieve a high degree of inverse correlation to its underlying index or ETF and therefore achieve its daily inverse investment objective. To achieve a high degree of inverse correlation with its underlying index or ETF, a Fund seeks to rebalance its portfolio daily to be consistent with its daily inverse investment objective. A Fund may have difficulty achieving its daily inverse investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by a Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Because an underlying index or ETF may include instruments that trade on a different market than a Fund, a Fund's return may vary from the inverse of the performance of its underlying index or ETF because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Fund. Additionally, due to differences in trading hours, and because the underlying index or ETF may be calculated using prices obtained at times other than a Fund's NAV calculation time or using fair valuations of index securities, a Fund's performance may not correlate to the its underlying index or ETF. Additionally, there may be legal restrictions or limitation imposed by governments of certain countries which may limit the size of a Fund’s holding or otherwise limit a Fund’s ability to achieve its investment objective. Early and unanticipated closings of the markets on which the holdings of a Fund trade may result in a Fund’s inability to execute intended portfolio transactions which will impact a Fund’s ability to meet its daily investment objectives and its inverse correlation to the Index. A Fund may trade more frequently to comply with regulatory restrictions such as registered investment qualification rules, may take or refrain from taking positions in order to improve tax efficiency, or for other reasons, each of which may negatively impact a Fund’s inverse correlation to the Index.
A Fund may not have investment exposure to all securities in its underlying index or ETF, or its weighting of investment exposure to such stocks or industries may be different from that of the underlying index or ETF. In addition, a Fund may
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invest in securities or financial instruments not included in the underlying index or ETF or the financial instruments utilized by a Fund may not provide the expected correlation to the its underlying index or ETF resulting in a not performing as expected. A Fund may also use other investment companies, such as ETFs, as reference assets for derivative instruments. A Fund that does so, utilizes an ETF’s market price, rather than its net asset value to transact and price such derivative instruments and an ETF’s performance may differ from the index it tracks, thus resulting in additional tracking error for a Fund. Certain Funds may measure their correlation to the performance of one of more ETFs rather than a Fund’s underlying index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its underlying index or ETF. In addition, the target amount of portfolio exposure to the underlying index or ETF is impacted dynamically by the underlying index or ETF’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to its underlying index or ETF at the end of each day. The possibility of a Fund being materially over- or under-exposed to its underlying index or ETF increases on days when the underlying index or ETF is volatile near the close of the trading day. Activities surrounding periodic underlying index or ETF reconstitutions and other underlying index or ETF rebalancing or reconstitution events may hinder a Fund’s ability to meet its daily inverse investment objective. Any of these factors could decrease correlation between the performance of a Fund and the underlying index or ETF and may hinder a Fund’s ability to meet its daily investment objective.
Daily Inverse Correlation Risk
There is no guarantee that a Fund will achieve a high degree of inverse correlation to an underlying index or ETF and therefore achieve its daily inverse investment objective. Each Fund’s exposure to an underlying index or ETF is impacted by an underlying index or ETF’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to it an underlying index or ETF at the end of each day. The possibility of a Fund being materially over- or under-exposed to an underlying index or ETF increases on days when an underlying index or ETF is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Each Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which a Fund invests, early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause a Fund to hold (or not to hold) an underlying index or ETF. Each Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect each Fund’s inverse correlation with an underlying index or ETF.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to the an underlying index or ETF, resulting in the Fund not performing as expected. A Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in each Fund being over- or under-exposed to an underlying index or ETF. Additionally, each Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as each Fund, which may cause a difference between the changes in the daily performance of a Fund and changes in the performance of an underlying index or ETF. Any of these factors could decrease the inverse correlation between the performance of a Fund and an underlying index or ETF and may hinder a Fund’s ability to meet its daily inverse investment objective on or around that day.
Passive Investment and Index Performance Risk
A third party (the “Index Provider”), who is unaffiliated with a Fund or Adviser, maintains and exercises complete control over an underlying index or ETF. Each Index Provider may delay or add a rebalance date, which may adversely impact the performance of a Fund and its correlation to an underlying index or ETF. There is no guarantee that the methodology used by a Index Provider to identify constituents for an underlying index or ETF will achieve its intended result or positive performance. Each underlying index or ETF relies on various sources of information to assess the potential constituents of an underlying index or ETF, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by each Index Provider with respect to the data it uses or an underlying index or ETF construction and computation processes. Industry calculations in an underlying index or ETF will fluctuate with changes in constituents’ market values such that an underlying index or ETF may become more, or less, concentrated over time. There can be no guarantee that the methodology underlying an underlying index or ETF or the calculation of an underlying index or ETF will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on a Fund.
A Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, a Fund generally will not sell a constituent due to a decline in its performance or based on changes to the prospects of a constituent, unless that constituent is removed from an underlying index or ETF with which a Fund seeks correlated performance.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, inflation rates and/or
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investor expectations concerning such rates, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. Interest rates and inflation rates may change frequently and drastically as a result of various factors and a Fund’s investments may not keep pace with these changes.
Securities markets also may experience long periods of decline in value. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously and changes in the financial condition of a single issuer can impact a market the markets broadly. A Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, tariffs and trade wars, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on a Fund, its investments and a Fund’s ability to achieve its investment objective. The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to the federal agencies and regulatory policies will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities, including the various counterparties utilized by the Fund.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund’s ability to issue additional Creation Units may be adversely affected. As a result, a Fund’s shares could trade at a premium or discount to their NAV or the bid-ask spread of a Fund’s shares could widen. Under such circumstances, a Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close. If a Fund must sell all or a portion of its investments, whether due to redemptions, a leverage reduction, its liquidation or otherwise, such sales may be at unfavorable prices and adversely affect a Fund.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or securities markets more broadly.
Non-Affiliation Risk
An underlying security is not an affiliate of a Fund, the Trust or the Adviser or any of its respective affiliates, is not involved with this offering in any way, and has no obligation to consider a Fund’s or its shareholders’ interests in taking any corporate actions that might affect the value of a Fund.
Concentration Risk
Each Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverse exposure to that sector or industry. Since each Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because each Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Artificial Intelligence (AI) and Big Data Company Risk
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology
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companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Natural Language Processing Risk
A natural language processing classification system is different than traditional classification systems because it utilizes automated natural language processing, such as key word searching, rather than backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. The use of natural language processing may result in the inclusion of companies that may not be classified in the respective category by other classification systems.
Gold and Silver Mining Company Risk
A Fund may be concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, and would therefore be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors.
Furthermore, mining companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver on their profits. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund.
A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of precious metals by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and prices of precious metals. Economic, social and political conditions in those countries that are the largest producers of gold may have a direct negative impact on the production and marketing of gold and on sales of central bank holdings.
Some gold, silver and precious metals mining operation companies may hedge their exposure to declines in gold, silver and precious metals by selling forward future production, which may result in lower returns during periods when the prices of gold, silver and precious metals increase. Small and Mid-capitalization companies may be unable to adopt specific strategies of controlling the impact of gold and silver prices on their companies. The gold, silver and precious metals industries can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations, changes in inflation or expectations regarding inflation in various countries and investment speculation. If a natural disaster or other event with a significant economic impact occurs in a region which the companies included in the underlying indices operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact a Fund’s returns. Gold- and silver-related companies may also be significantly adversely impacted by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Materials Sector Risk
Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws.
Mining and Metal Industry Risk
Prices of gold, silver or other precious metals, and of gold, silver and other precious metal-related securities, historically have been very volatile. The high volatility of gold, silver and other precious metal prices may adversely affect the financial condition of companies involved with gold, silver and other precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Additionally, producers of gold, silver or other precious metals are often concentrated in a small number of countries or regions. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold, silver and other precious metals and on sales of central bank gold, silver and other precious metals holdings.
Some gold, silver and precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in gold, silver and precious metals prices by selling
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forward future production. This may limit the company’s ability to benefit from future increases in the price of gold, silver or precious metals, thereby lowering returns to a Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
In addition, in many countries, the activities of companies engaged in mining are subject to the policies adopted by government officials and agencies and are subject to national and international political and economic developments. Moreover, political, social and economic conditions in many mining and metals producing countries are somewhat unsettled, which may pose certain risks to mining companies.
Innovative Technologies Risk
Technologies perceived to displace older technologies or create new markets may not in fact do so. Companies that initially develop an innovative technology may not be able to capitalize on the technology. Companies that develop innovative technologies may face political or legal attacks from competitors, industry groups, or local and national governments. A Fund may invest in a company that does not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.
Quantum Computing and Machine Learning Investment Risk
Companies across a wide variety of industries, primarily in the information technology sector, are exploring the possible applications of quantum computing and machine learning technologies. Consequently, a Fund’s holdings may include equity securities of operating companies in a wide variety of industries, and the economic fortunes of such companies may not be significantly tied to such technologies. Indeed, there currently are few public companies for which quantum computing and machine learning technologies represent a significant revenue or profit stream, and such technologies may never have a material effect on their economic returns. In addition, such companies tend to be significantly impacted by rapid technological advancements, product obsolescence, intense competition and government regulation. They are also heavily dependent on patent and intellectual property rights and their success in obtaining or protecting a patent may materially affect such company’s profitability.
Large-Capitalization Company Risk
Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk
Holdings of a Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price a Fund may be adversely impacted. Certain market conditions or restrictions may prevent a Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions a Fund may be one of many market participants that are attempting to transact in the securities of its underlying index or ETF. Under such circumstances, the market for securities of its underlying index or ETF may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in the securities or financial instruments and a Fund's transactions could exacerbate illiquidity and price volatility in the securities of its underlying index or ETF.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund's ability to issue additional Creation Units may be adversely affected. As a result, a Fund's shares would trade at a premium or discount to their NAV and/or the bid ask spread of a Fund's shares could widen. Under such circumstances, a Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to a Fund. In such an instance, a Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to its underlying index or ETF, change its investment objective, reduce its exposure for a period of time or close.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
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Early Close/Trading Halt Risk
When indices or securities experience a sharp decline in price, an exchange or market may close entirely or halt for a period of time in accordance with exchange “circuit breaker” rules or issue trading halts on specific securities and therefore, a Fund’s ability to buy or sell certain securities or financial instruments may be restricted. These exchange or market actions may result in a Fund being unable to buy or sell certain securities or financial instruments. A Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If a Fund is unable to rebalance its portfolio, it may cause a Fund not to track the inverse of the index or ETF, which would cause the Fund to perform differently than expected. Additionally, exchange or market closures or trading halts may result in a Fund’s shares trading at an increasingly large discount to NAV and/or at increasingly wide bid-ask spreads during part of, or all of, the trading day.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk
A Fund may invest in, or obtain exposure to, another investment company, including an ETF (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, including an ETF, a Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of a Fund’s own operations. A Fund must rely on the underlying fund to achieve its investment objective. Accordingly, if the underlying fund fails to achieve its investment objective, a Fund’s performance will likely be adversely affected. To the extent a Fund obtains exposure to an underlying fund, including an ETF, by entering into a derivatives contract whose reference asset is the underlying fund, a Fund will not be a shareholder of the underlying fund but will still be exposed to the risk that it may fail to achieve its investment objective and adversely impact the Fund.
In addition, to the extent that a Fund invests in an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure, including any risks associated with representative sampling (see “Special Risks of Exchange-Traded Funds”). For example, shares of ETFs may trade at a discount or a premium to an ETF’s net asset value, which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales or redemptions of its shares due to market circumstances that make it impracticable to conduct such transactions, any of which may adversely impact a Fund’s performance. If an underlying fund’s shares are suspended from trading on an exchange, a Fund may not be able to obtain the required exposure to meet its investment objective.
High Portfolio Turnover Risk
Engaging in active and frequent trading due to underlying index or ETF rebalances, cash purchases or sales of Fund shares, or other reasons leads to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategy will potentially be limited by a Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and was ineligible to or was not able to cure such failure, a Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the SAI for more information.
Non-Diversification Risk
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make a Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to
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NAV. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to NAV.
Market Price Variance Risk. Shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. When Shares trade at a price greater than NAV, they are said to trade at a “premium.” When they trade at a price less than NAV, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of a Fund’s holdings, the supply and demand for Shares, and other market factors. Because Shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over the long term. Nevertheless, the market price of Shares may vary significantly from NAV during periods of market volatility. Further, to the extent that exchange specialists, market makers and/or Authorized Participants are unavailable or unable to trade a Fund’s Shares and/or create and redeem Creation Units, bid/ask spreads and premiums or discounts may widen. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the value of the underlying index or ETF at the market close on the first trading day and the value of the underlying index or ETF at the time of purchase. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the inverse of the underlying index or ETF.
Trading Cost Risk. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, a buyer may incur a brokerage commission and other charges. In addition, a buyer may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Exchange Trading Risk. Shares are listed for trading on the listing exchange identified on the cover of the Prospectus. They also may be listed or traded on other U.S. and non-U.S.
stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares may be sold short, and short positions in Shares may place downward pressure on their market price. U.S. markets and exchanges may close early due to market or other circumstances, which may result in a Fund incurring substantial losses, not meeting its investment objective, or rebalancing its portfolio appropriately.
Other Risks of the Funds
Investment Strategy Implementation Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate the Fund's daily performance with -100% of the daily performance of an underlying index or ETF, there is no assurance that the implementation of such methodology will be successful and will enable a Fund to achieve its investment objective.
Aggressive Investment Technique Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying asset, security or index, and volatility of a Fund.
Commodity Pool Registration Risk
Each Fund is considered a commodity pool and therefore is subject to regulation under the Commodity Exchange Act and CFTC rules. Registration as a commodity pool requires compliance with such additional laws, regulations and enforcement policies which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational
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disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s adviser, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Risk of Global Economic Shock
Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objective, which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or
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change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund.
Valuation Risk
In certain circumstances, such as when market quotations for securities or other assets are unavailable or unreliable or when a trading halt ends trading in a security or closes an exchange or market early, a holding may be fair valued for the day or for a longer period of time. The fair valuation of the holding may be different from other value determinations of the same holding. Holdings that are valued using techniques other than market quotations, including “fair valued” holdings, may be subject to greater fluctuation in their value form one day to the next than would be the case if market quotations were used. In addition, the price a Fund could receive upon the sale of a holding may differ from a Fund’s valuation of the holding or from the value used by the underlying index or ETF, particularly for holdings that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or halts or for any other reason.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is a registered investment company, and the acquisition of its Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 provides an exemption from these restrictions for registered investment companies seeking to invest in a Fund, subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. Any investment company considering purchasing Shares of a Fund in amounts that may cause it to exceed the restrictions in Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. Under certain circumstances, a Fund may postpone payment of redemption proceeds. For information on such potential postponements, see the “Purchases and Redemptions - Suspension or Postponement of Right of Redemption” section of the SAI.
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About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations:
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Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market;
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Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time;
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Options are valued at the composite price, using National Best Bid and Offer quotes; and
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Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as the Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
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Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of a Fund's assets to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a broker-dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund directly issues and redeems Shares only in large blocks (called “Creation Units”) of 25,000 and only in transactions with Authorized Participants.
Individual Shares, once listed for trading on the Exchange, can be bought and sold throughout the trading day in the secondary market like other listed securities. Most investors will buy and sell Shares in secondary market transactions through brokers. The Funds do not require any minimum investment in secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund). In addition, because secondary market transactions occur at market prices, which typically vary from NAV, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF
Direxion Daily Next Gen Bear 1X ETF
Direxion Daily Gold Miners Top 5 Bear 1X ETF
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of Shares must rely upon the procedures of DTC and its participants to exercise any rights as owners of Shares. These procedures are the same as those that apply to any other stocks that held in book entry or “street name” through a brokerage account.
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Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 535 Madison Avenue, 37th Floor, New York, New York 10022. As of January 31, 2026, the Adviser had approximately $55 billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Annual Financial Statements and Additional Information for the period ended January 31, 2027.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This Agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University of New York at Buffalo in 1998.
The Funds' SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of shares of the Funds.
Portfolio Holdings
A Fund’s portfolio holdings are disclosed on the Fund’s website at www.direxion.com each day the Fund is open for business. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
ALPS Distributors, Inc. (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
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Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
A shareholder that holds shares of the Fund when a Fund pays a distribution will receive the distribution which reflects net investment income and net capital gains the Fund earned prior to the shareholder’s holding period. Because of the significant amount of trading a Fund conducts due to its daily inverse investment objective, a shareholder may receive a large distribution with a significant tax impact even if the shareholder holds the shares for a short period of time.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Each Fund does not expect to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid in cash. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. Each Fund does not expect to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
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In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, a Fund may generate significant amounts of taxable income. Accordingly, a Fund may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund intermediary (such as a broker) must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the intermediary is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
Direxion Shares ETF Trust Prospectus
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“Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information ABOUT THE TRUST
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Funds and the Funds' transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Index Licensors
NYSE Index. Neither the Trust nor the Fund(s) are sponsored, endorsed, sold or promoted by NYSE or NYSE EURONEXT or its affiliates (“NYSE”). NYSE makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund(s) particularly, or the ability of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index (“NYSE Index”) to track general stock market performance.
NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Solactive Indices. The Direxion Daily Quantum Computing Bear 1X ETF (the “financial instruments”) is/are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive U.S. Quantum Computing Index (“Solactive Indices”) and/or Index trade mark or the Index Price at any time or in any other respect. The Solactive Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indices are calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Solactive Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instruments. Neither publication of the Solactive Indices by Solactive AG nor the licensing of the Solactive Indices or trade mark for the purpose
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Direxion Shares ETF Trust Prospectus

of use in connection with the financial instruments constitutes a recommendation by Solactive AG to invest capital in said financial instruments nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in these financial instruments.
Additional Information Regarding The Underlying ETFs
The underlying ETFs are each a series of the iShares Trust. Information provided to, or filed with, the SEC by the underlying ETFs named in this Prospectus, pursuant to the Exchange Act including each underlying ETF’s financial statements, reports, proxy statements, information statements and other information regarding the underlying ETF, can be located by reference to the iShares Trust’s SEC file number noted in the table below through the SEC’s website at www.sec.gov:
	Securities Act File Number	Investment Company Act File Number
iShares Trust	333-92935	811-09729
Financial Highlights
No financial information is available for the Funds because they had not commenced operations. Each Fund’s fiscal year end is January 31st.
Direxion Shares ETF Trust Prospectus
60

Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and information discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period. The Funds' Form N-CSR will contain additional information about the Funds' investments and the Funds' annual and semi-annual financial statements.
To Obtain the SAI or Fund Reports Free of Charge or for Other Information, such as Fund Financial Statements, or Shareholder Inquiries:
Write to:	Direxion Shares ETF Trust
535 Madison Avenue, 37th Floor New York, New York 10022
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of exchange-traded funds ("ETFs") to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
1X BEAR FUNDS
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF
Direxion Daily Next Gen Bear 1X ETF
Direxion Daily Gold Miners Top 5 Bear 1X ETF
The Funds seek daily inverse investment results and is intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of its underlying index or ETF.
The Funds are not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. Each Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
Each Fund pursues a daily investment objective that is inverse to the performance of its underlying index or ETF, a result opposite of most mutual funds and exchange-traded funds.
(2)
Each Fund seeks daily inverse investment results that are subject to compounding and market volatility risk.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index or ETF may affect a Fund’s return as much as, or more than, the return of the underlying index or ETF. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying index or ETF for the full trading day. During periods of high volatility, a Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
This SAI, dated May 29, 2026, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 29, 2026 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
May 29, 2026

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 232 separate series or “Funds.”
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI, upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that any Fund offered in this SAI will achieve its objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty, and a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares, upon commencement of operations, will be listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of the underlying index or ETF is no longer calculated or available; (iii) the underlying index or ETF no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying index or ETF, before fees and expenses, as follows:
Fund	Underlying Index or ETF
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF	iShares Top 20 U.S. Stocks ETF
Direxion Daily Qs Top 30 Stocks Bear 1X ETF	iShares Nasdaq Top 30 Stocks ETF
Direxion Daily Next Gen Bear 1X ETF	Solactive U.S. Quantum Computing Index
Direxion Daily Gold Miners Top 5 Bear 1X ETF	NYSE® U.S. Gold Miners Top 5 Equal Weight Index
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
1

Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
2

Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
3

Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. In addition, emerging securities markets
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may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption.
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China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty ; (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers and restrictions on issuers’ ability to access the U.S. capital markets; and (viii) the risk that certain companies, including those in which the Fund may invest, may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government could technically decide not to continue to support these economic reform programs and return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan (or renminbi), and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Chinese law also prohibits direct foreign investments in certain issuers in certain industries. Chinese companies listed on U.S. exchanges often use variable interest entities (“VIEs”) in their structure. Instead of directly owning the equity securities of a Chinese operating company, in a VIE structure, a non-U.S. shell company (often organized in the Cayman Islands) that is listed and traded on a U.S. exchange enters into service contracts and other contracts with the Chinese operating company which provide the foreign shell company with exposure to the Chinese company. Although the U.S. listed shell company has no equity ownership of the Chinese operating company, the contractual arrangements provide the U.S. listed shell company economic exposure to the Chinese operating company and permit the U.S. listed shell company to consolidate the Chinese operating company into its financial statements. VIE structures are subject to legal and regulatory uncertainties and risks. Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company's business, the enforceability of the U.S. listed shell company's contractual arrangements with the Chinese operating company and the value of the U.S. listed stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. In addition, because the Chinese operating company is not owned, directly or indirectly, by the U.S. listed shell company, the U.S. listed shell company cannot control the Chinese operating company and must rely on the Chinese operating company to perform its contractual obligations in order for the U.S. listed company to receive economic benefits. In addition, PRC companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.
While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong regarding China's perceived tightening of control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests may prompt the Chinese and Hong Kong governments to rapidly address Hong Kong's future relationship with mainland China, which remains unresolved. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.
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There has been increased attention to Chinese companies from the U.S. government and U.S. regulators, including the Department of the Treasury ("DOT") and its Office of Foreign Assets Control ("OFAC"). In a series of actions between November 2020 and June 2021, the DOT prohibited investment by U.S. investors in the publicly traded securities of certain companies tied to the Chinese military or China's surveillance technology sector. The prohibited companies were described in the executive orders as "Chinese Military Industrial Complex Companies," and the restrictions on investing in such companies was interpreted by OFAC to extend to instruments that are derivative of, or designed to provide investment exposure to, these companies, including diversified investment companies. More recently, the DOT issued regulations which will prohibit or require notification of investments by certain U.S. persons in certain sub-sets of national security technologies and products including semiconductors and microelectronics, quantum information technologies and certain artificial intelligence systems in or related to "countries of concern," defined as China including Hong Kong and Macau. These regulations are in effect as of January 2, 2025. Although it cannot be fully known at this time, these rules may significantly reduce the liquidity of such investments, force a Fund to sell certain positions at inopportune times or unfavorable prices and restrict future investments by a Fund. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a Fund invests may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Recently, there have been intensified concerns about trade tariffs and a potential trade war between China and the United States. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. In addition, China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the China Securities Regulatory Commission ("CSRC") came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by China’s State Administration of Foreign Exchange (“SAFE”) to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). The ability of a Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license. Thus, the Fund’s investment in A-Shares may be limited by the daily A-Shares quota limitation and by the amount of A-Shares available through the Stock Connect Programs.
The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit a position. The mainland Chinese and Hong Kong regulators launched an enhanced trading calendar for Stock Connect to allow Stock Connect trading on all the days which are trading days in both mainland Chinese and Hong Kong markets, even when the corresponding settlement days would be public holidays. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations
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promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict a Fund from selling its investments, adversely affect the value of its holdings and negatively affect a Fund’s ability to meet shareholder redemptions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including , but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the UK negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the “Trade Agreement”). As a result, since January 1, 2021, the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The Trade Agreement, among other things, provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. The Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the UK’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges.
The UK has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the UK. The City of London’s economy is dominated by financial services and uncertainty remains regarding the treatment of cross-border trade in financial services. While the Trade Agreement includes certain provisions to support cross-border trade in financial services, it is not comprehensively addressed in the Trade Agreement and the parties continue to discuss ‘equivalence’ rights to allow market access for cross-border financial services. In March 2021, the EU and the UK reached a memorandum of understanding, establishing a framework for voluntary regulatory cooperation on financial services. Without access to the EU single market, certain financial services in the UK may move outside of the UK as a result of its withdrawal from the EU. In addition, financial services firms in the UK may need to move staff and comply with two separate sets of rules or lose business to financial services firms in the EU. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to continued uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
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Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
Russia's increasing international assertiveness could negatively impact EU economic activity. The effect on the economies of EU countries of the Russia/Ukraine war and Russia's response to sanctions imposed by the US and other countries are impossible to predict, but have been and could continue to be significant.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track the underlying index or ETF.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating in the past, and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In recent years, Japan's government has approved fiscal stimulus packages in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade
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tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed and ratified the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. The USMCA has facilitated economic and financial integration among the United States, Canada and Mexico; however, any disruption and uncertainty
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regarding USMCA may have a significant and adverse impact on Mexico's outlook and the value of a Fund's investments in securities economically tied to Mexico.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued and continue to issue broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on transactions with certain Russian companies, financial institutions, officials and individuals; new investment by US persons in Russian enterprises; restrictions on the ability of US persons to sell securities held through the Russian central securities depository or through certain other financial institutions; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The recent events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the continuing or further decline of the value and liquidity of Russian securities, particularly those held by US persons including a Fund and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the
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vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies
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and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
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At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from
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an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
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Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current
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market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Interest Rate Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund’s investments, have historically utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was discontinued as a benchmark rate but synthetic values of U.S. dollar LIBOR tenors were published using the unrepresentative methodology of the U.S. LIBOR Act ("synthetic-U.S. dollar LIBOR") until September 30, 2024.
Synthetic U.S. dollar LIBOR will be calculated using the same methodology used in the LIBOR Act. Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives, but could be used in untransitioned legacy contracts unless they contain
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fallback language addressing LIBOR that has become “unrepresentative.” There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities, may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have implemented the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer-term securities and transactions. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur particularly with respect to synthetic values of LIBOR or could occur throughout the transition period.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae and Freddie Mac cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations.
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A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities, digital assets or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currency contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent
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position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, prior to commencement, a Fund will register as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies, imposes limits on the amount of derivatives a fund could enter into and eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Each Fund is in compliance with the requirements of Rule 18f-4.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these instruments or other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with contractual requirements regarding cover for these instruments and will, if the requirements so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a
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specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of Futures Contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of
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loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the
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prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other options exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index that includes more than nine constituents or on a narrower index which is generally considered to include only nine or fewer constituents.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined
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for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
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Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap agreements and other derivatives to obtain short exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a security or “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., security, an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their underlying index or ETF. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to a Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, a Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on the underlying index and/or swaps on an ETF that is designed to track the performance of the underlying index. The performance of an ETF may deviate from the performance of the underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, a Fund may be subject to greater correlation risk and may not achieve as
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high a degree of inverse correlation with the underlying index as it would if a Fund used only swaps on the underlying index. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. However, contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only be exposed to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad
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authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps above certain agreed upon thresholds. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). The initial collateral rules only apply to the swap trading relationships of Funds with average aggregate notional amounts that exceed $8 billion. If the Fund is subject to an initial margin obligation, these rules may impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the counterparty. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the
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amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted. If a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, additional categories of swaps may in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency.
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This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
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Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETFs . Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act and the rules promulgated thereunder. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities of an unaffiliated investment company purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in unaffiliated investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to unaffiliated investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an unaffiliated investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.
To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of Fund management related to “fund of funds” arrangements. Rule 12d1-4 was effective as of January 19, 2021 and its requirements have been implemented by the Funds that will be part of a fund of funds arrangement.
Exchange-Traded Products. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market
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fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund's return potential.
Passive Investment Risk
Each Fund is not actively managed and Rafferty generally does not attempt to take defensive positions under any market conditions, including declining markets.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts
A Fund may make investments in real estate investment trusts (“REITs”). REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
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Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount
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deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae, Freddie Mac, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth and other governmental entities have provided significant support to Fannie Mae and Freddie Mac. There is no guarantee, however, that they will continue to do so. Accordingly, no assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding
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the continued role of the U.S. government in providing liquidity for mortgage loans. Discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac have been the subject of several legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
U.S. Government Sponsored Enterprises
U.S. government sponsored enterprises (“GSE”) securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
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Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover may vary year to year. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily inverse investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover) and other transaction costs and fees; (2) less than all of the securities in the underlying index or ETF being held by a Fund and securities not included in the underlying index or ETF being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, swap agreements, futures contracts and options, and the performance of the underlying securities in the cash market comprising an underlying index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to the Fund’s investments (which will cause divergence between a Fund and the underlying index or ETF over time due to the mathematical effects of seeking an inverse return); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from the underlying index or ETF. A Fund may use a combination of swaps on the underlying index or ETF and swaps on an ETF whose investment objective is to track the performance of the same index or ETF, or a substantially similar index or ETF, to achieve its investment objective. The reference ETF may not closely track the performance of the underlying index or ETF due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the underlying index or ETF as it would if a Fund used swaps that utilized an underlying
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index or ETF as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect inverse correlation between a Fund and the inverse return of its underlying index or ETF on a daily basis, the symmetry between the changes in the underlying index or ETF and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with the underlying index or ETF on every trading day over an extended period and the level of returns of that underlying index or ETF significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index or ETF’s returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with the underlying index or ETF over an extended period and if the level of returns of that underlying index or ETF significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the underlying index or ETF returns increased.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund has an investment objective to match the inverse of the performance of an underlying index or ETF on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s daily investment objective. For periods longer than one day, the pursuit of daily investment returns tends to cause the performance of a Fund to be either greater than, or less than, -100% times the performance of a Fund's underlying index or ETF.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index or ETF performance;
b) underlying index or ETF volatility;
c) other fund expenses;
d) dividends paid by companies in the underlying index or ETF; and
e) period of time.
The performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying index or ETF volatility and underlying index or ETF performance, on a Fund. Underlying index or ETF volatility is a statistical measure of the magnitude of fluctuations in the returns of the underlying index or ETF and is calculated as the standard deviation of the natural logarithms of one plus the index or ETF return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying index or ETF performance and underlying index or ETF volatility over a one year period and assumes: a) no dividends paid by the companies included in the underlying index or ETF; b) no fund expenses; and c) borrowing/lending rates of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.04% if the underlying index or ETF provided no return over a one year period during which the underlying index or ETF experienced annualized volatility of 25%. If the underlying index or ETF’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying index or ETF’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the underlying index or ETF’s cumulative return for the year was 0%.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) -100% of the performance of the underlying index or ETF; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) -100% of the performance of the underlying index or ETF.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
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One Year Index or ETF	-100% One Year Index or ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The foregoing table is intended to isolate the effect of underlying index or ETF volatility and underlying index or ETF performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
The Funds may be susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, investor data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of investor data or funds, employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Funds' Adviser or any of its service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' Adviser and service providers have established risk management program and systems that seek to reduce the risks associated with cybersecurity, as well as business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
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Each Fund may not:
1.
Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.
Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.
Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index or ETF will only concentrate its investment in a particular industry or group of industries to approximately the same extent as the underlying index or ETF is so concentrated.
5.
Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.
Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities and derivatives for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index or ETF and seeks to execute trades of such securities at the commission rates reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the last fiscal year, no Fund directed its brokerage commissions to a broker because of research provided.
Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. In addition to commission rates, when selecting a broker for a particular transaction, Rafferty considers the following factors, among others: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index), Rafferty evaluates counterparties on the following factors: reputation and financial strength; execution prices, commission costs, ability to handle complex orders; ability to provide prompt and full execution; accuracy of reports and confirmation provided; reliability; type and quality of research provided; financing and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
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Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
No brokerage commissions are provided for the Funds because they had not commenced operations.
Portfolio Holdings Information
A Fund’s portfolio holdings will be, upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”),which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to a Fund's service providers to facilitate the provision of services to the Fund and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
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The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, the Board receives regular reports, presentations and other information from Rafferty, including in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 232 portfolios within the Trust and 8 portfolios within the Direxion Funds. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds.
The Board holds four regularly scheduled meetings each year and the Independent Trustees hold one additional meeting in connection with the annual contract renewals. The Board may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds, the other registered investment company in the Direxion complex. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022.
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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 57	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	240	None.
Angela Brickl(2) Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022 and since November 2024; President, Rafferty Asset Management, LLC, September 2022– November 2024; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012– March 2023.	240	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Director, Algorithmic Investment Models LLC, since 2022; Board Advisor, University Common Real Estate, since 2012; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	240	None.
Kathleen M. Berkery Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical & Aquatic Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager- Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 –2021.	240	None.
Carlyle Peake Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	240	None.
Mary Jo Collins Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014– 2020; Trustee, Village of Flower Hill, 2020.	240	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Bradley Kurtzman Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2025	Partner, Squarepoint Capital, since May 2019; Managing Director, Deutsche Bank, 2012-2019.	240	None.
(1)
Mr. O’Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.
(2)
Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer at Rafferty from April 2021 through September 2022.
Angela Brickl: Ms. Brickl has extensive experience in the investment management business, including serving as Chief Operating Officer from April 2021 to September 2022 and since November 2024, and President of Rafferty from September 2022 to November 2024. Ms. Brickl also serves as Rafferty’s General Counsel and served as Chief Compliance Officer from 2012 through March 2023.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Carlyle Peake: Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.
Mary Jo Collins: Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.
Bradley M. Kurtzman: Mr. Kurtzman has extensive expertise in the management of large portfolios various asset classes (equities, rates, credit commodities) with a particular focus on the use of derivatives which includes trading, analytics, market risk management, and operational efficiency.
Board Committees
The Trust has an Audit Committee, consisting of each Independent Trustee. The primary responsibilities of the Trust’s Audit Committee are set forth in its charter, which include making recommendations to the Board as to the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors), supervising investigations into matters relating to audit matters, reviewing with the independent registered public accounting firm of the results of audits, and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of each Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. In evaluating Board member candidates, the Nominating and Governance Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience;
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and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met three times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of each Independent Trustee. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Douglas Yones Age: 50	Chief Executive Officer	Since 2024	Chief Executive Officer, Rafferty Asset Management, LLC, since 2024; Head of Exchange Traded Products, NYSE, 2015 - 2024.	N/A	N/A
Angela Brickl(1) Age: 49	General Counsel	Since 2022
Chief Operating
Officer, Rafferty
Asset
Management, LLC
May 2021 –
September 2022
and since
November 2024;
President, Rafferty
Asset
Management,
LLC, September
2022– November
2024; General
Counsel, Rafferty
Asset
Management LLC,
since October
2010; Chief
Compliance
Officer, Rafferty
Asset
Management,
LLC, September
2012– March
2023.
				N/A	N/A
Todd Sherman Age: 45	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012–2018.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 52	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 37	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since October 2015.	N/A	N/A
Alyssa Sherman Age: 37	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A
(1)
Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.
(2)
Pursuant to the Trust’s By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
Because the Funds had not commenced operations prior to the date of this SAI, no Trustee owned Shares of the Funds as of the calendar year ended December 31, 2025.
The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2025:
Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Angela Brickl	David L. Driscoll	Kathleen M. Berkery	Carlyle Peake	Mary Jo Collins	Bradley Kurtzman
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$10,000 - $50,000	$0	$0	$0	$0	$0	Over $100,000
(1)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC, and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended January 31, 2026:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Angela Brickl	$0	$0	$0	$0
Independent Trustees
David L. Driscoll	$203,625	$0	$0	$226,500
Kathleen M. Berkery	$203,625	$0	$0	$226,500
Mary Jo Collins	$203,625	$0	$0	$226,500
Carlyle Peake	$203,625	$0	$0	$226,500
Bradley Kurtzman	$203,625	$0	$0	$226,500
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended January 31, 2026, Trustees’ fees and expenses in the amount of $1,018,125 were incurred by the Trust.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and Officers did not own shares of the Funds.
Investment Adviser
Rafferty, 535 Madison Avenue, 37th Floor, New York, New York 10022, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty 0.75% at an annualized rate based on a percentage of a Fund's average daily net assets.
Although each Fund is responsible for its own operating expenses, Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and
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expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% of each Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.
No advisory fees had been paid by the Funds because they had not commenced operations prior to the date of this SAI.
Pursuant to the Management Services Agreement, Rafferty provides certain administrative services to the Funds, including as follows: coordinating and implementing the Trust’s contractual obligations with the Funds' other service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees by such service providers as requested, or deemed necessary pursuant to regulatory requirements; providing certain financial reporting services, compliance and risk management services. Effective November 1, 2024, for these services, the Trust pays to Rafferty a fee at the annual rate of 0.05% on the first $25 billion of aggregate average daily net assets of the Trust and the Direxion Funds Trust, 0.0475% on aggregate average daily net assets between $25 billion and $50 billion and 0.045% on aggregate average daily net assets above $50 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. The Management Services Agreement may be terminated at any time with the consent of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case on sixty days' prior written notice to the other party.
No management services fees have been paid because the Funds had not commenced operations prior to the date of this SAI.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and, on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of January 31, 2026:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	130	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Rafferty manages other registered investment companies with investment objectives similar to those of the Funds, but does not manage any other pooled investment vehicles or other accounts. Two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of
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interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The compensation to the investment team, which includes the Portfolio Managers, is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of January 31, 2026.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
●
Election of Directors – considering all factors such as director qualifications, term of office and age limits.
●
Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
●
Election of Auditors – considering factors such as independence and reputation of the auditing firm.
●
Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
●
Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
●
Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
●
Capital Structure – considering factors such as common stock authorization and stock distributions.
●
Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
●
State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
●
Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
●
Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
●
Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it is the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will be responsible for voting the proxy, will communicate how the proxy should be voted to ISS, and will confirm ISS voted the proxy consistent with the Adviser’s direction.
Proxy Voting Recordkeeping
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The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523, by visiting direxion.com or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide fund administration services to the Funds. The Bank of New York Mellon (“BNYM”), 101 Barclay Street, New York, New York 10286, will serve as the Funds' transfer agent and custodian and provide fund accounting services. Rafferty also performs certain administrative services for the Funds.
Pursuant to an Amended and Restated Fund Servicing Agreement between the Trust and Administrator, Administrator provides the Trust with certain administrative services. As compensation for these services, the Administrator receives a fee based on the Trust’s total average daily net assets. The Administrator is also entitled to certain out-of-pocket expenses.
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which include Creation Unit order processing.
No administrative and accounting services fees, custodian fees or transfer agent fees are shown for the Funds because they had not commenced operations.
Securities Lending
Each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
The Funds did not have any securities lending activity as of the date of this SAI because they had not yet commenced operations.
Distributor
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and
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will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Board made this determination in consideration of the fact that there is no proposal to charge fees under the Rule 12b-1 Plan at the current time. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts, if any, expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota, 55402, is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
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Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations.
An equity security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange prior to Valuation Time. Exchange-traded Funds are valued at the last sales price prior to the Valuation Time. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. Over-the counter securities are valued at the last sales price in the over-the-counter market.
Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time.
Exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.
Dividend income and other distributions are recorded on the ex-distribution date.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies as described below.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as a Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one
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class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such
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DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit is 25,000. The Creation Unit size of a Fund may change, and an Authorized Participant will be notified of such change.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant Agreement with the Distributor. An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Cash Purchase Amount (defined below) and the Transaction Fee (as described in the section titled “Transaction Fees” below). The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Purchase Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process.
An Authorized Participant may place an order to purchase or redeem Creation Units through the enhanced Continuous Net Settlement clearing processes of NSCC (the “Clearing Process”) or outside of the Clearing Process. For a purchase or
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redemption order involving a Creation Unit to be effectuated a Fund’s NAV on a particular day, it must be received in good order by the transfer agent by 4:00 p.m. Eastern Time or earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures, which may change from time to time without notice at the discretion of the Trust or Rafferty, set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability of the Distributor or an Authorized Participant.
Cash Purchase Amount
Creation Units of each Fund will only be sold for cash in the amount equal to the aggregate NAV of the Shares being purchased, as next determined after a receipt of a request in proper form plus the transaction fee described below (the “Cash Purchase Amount”).
Purchases through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through a Fund’s transfer agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the required Cash Purchase Amount, together with the Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases of Creation Units of a Fund settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Cash Purchase Amount a Fund, together with the applicable Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Rejection of Purchase Orders
Each Fund reserves the right to reject or revoke acceptance of a purchase order for any reason, provided that such action does not violate Rule 6c-11 under the 1940 Act. For example, a Fund may reject or revoke acceptance of a purchase order transmitted to it by the Distributor including, but not limited to, when: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (d) the acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (e) circumstances outside the control of the Trust, Fund, Distributor and Rafferty make it impractical to process purchase orders. The Trust shall seek to notify a prospective purchaser of its rejection of an order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase orders, nor shall either of them incur any liability for the failure to give any such notification.
Settlement of Purchases of Creation Units
The delivery of Shares purchased will normally occur no later than one Business Day following the day on which the purchase order is deemed received by the Distributor in proper order (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient
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liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to redeem Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. Under such circumstances, an investor may incur additional charges.
In certain instances, Authorized Participants may create and redeem Creation Units of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
With respect to the Funds, the redemption proceeds for a Creation Unit will consist only of cash in an amount equal to the aggregate NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”).
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process, including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement . A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must be an Authorized Participant, and such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Trust and all other procedures set forth in the Authorized Participant Agreement must be properly followed. After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Clearing Process received, the redeeming party will receive the Cash Redemption Amount.
Settlement of Redemption Orders
When redemption orders are placed through the Clearing Process the Cash Redemption Amount will normally be transferred by the second Business Day following the date on which such request for redemption is deemed received in proper form. For Redemption orders placed outside of the Clearing Process, delivery of the requisite number of Shares of the Funds must be delivered by the second Business Day following such Transmittal Date. The redeeming party will normally receive the Cash Redemption Amount by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.
The typical settlement date for each transaction described above will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the receipt of the Cash Redemption Amount may take longer than one Business Day following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Suspension or Postponement of Right of Redemption
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
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Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing a Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly determined Cash Purchase Amount or Cash Redemption Amount to reflect the next calculated NAV.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of each Fund's assets to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units with Authorized Participants, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade in the market at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund normally imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other costs incurred by the Fund in connection with the issuance and redemption of Creation Units. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, no Fund currently imposes any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees are normally imposed to offset transfer and other costs associated with the issuance of Creation Units. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed on the applicable Business Day. If a creation transaction consists solely or partially of cash, an Authorized Participant may also be required to pay a variable Transaction Fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.
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Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The Transaction Fees are set forth in the table below:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily S&P Top 20 US Stocks Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Qs Top 30 Stocks Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Next Gen Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Gold Miners Top 5 Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
*
As a percentage of the amount invested.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (“TCJA”) made significant changes to the Code’s rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals were made permanent by the One Big Beautiful Bill Act (“OBBBA”). The TCJA , as extended by OBBBA, made only minor changes to the RIC rules in the Code, but the changes affected shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, a Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses and is calculated immediately prior to the determination of a Fund’s NAV per share, the excess of net short-term capital gain over net long-term capital loss (“short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid, and is calculated immediately prior to the determination of a Fund’s NAV per share. A Fund may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. A Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large, unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities,
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securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund in swaps, options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of the Funds.
In particular, with respect to swaps, the consistent market practice has been to treat a swap’s in-the-money (or mark-to-market) value as its market value for diversification purposes, and each Fund follows such market practice. However, in the 1980s, the Service issued informal guidance that certain securities derivatives (such as options) should be valued at notional value; however, there is no formal guidance from the Service on such treatment. If a Fund was required to treat the notional value of its swaps as the market value, it may fail to meet the diversification requirements and, as a result, may fail to qualify as a RIC. In that case, it would be taxed in the same manner as an ordinary corporation, meaning that it would pay corporate taxes and distributions to its shareholders would still be taxable (as dividends to the shareholders).
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (currently 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the
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QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership
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interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. The Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund, if it invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
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Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
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Financial Statements
Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.
Additional Information Regarding The Underlying ETFs
The underlying ETFs are each a series of the iShares Trust. Information provided to, or filed with, the SEC by the underlying ETFs named in this SAI, pursuant to the Exchange Act including each underlying ETF’s financial statements, reports, proxy statements, information statements and other information regarding the underlying ETF, can be located by reference to the iShares Trust’s SEC file number noted in the table below through the SEC’s website at www.sec.gov:
	Securities Act File Number	Investment Company Act File Number
iShares Trust	333-92935	811-09729
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
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The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
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The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
A-2

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”
Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
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Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
A-3

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Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
1X BEAR FUNDS
Direxion Daily AAL Bear 1X ETF
Direxion Daily ABNB Bear 1X ETF
Direxion Daily ADBE Bear 1X ETF
Direxion Daily ASML Bear 1X ETF
Direxion Daily BABA Bear 1X ETF
Direxion Daily CAT Bear 1X ETF
Direxion Daily CCL Bear 1X ETF
Direxion Daily CMG Bear 1X ETF
Direxion Daily COIN Bear 1X ETF
Direxion Daily COST Bear 1X ETF
Direxion Daily CRM Bear 1X ETF
Direxion Daily DAL Bear 1X ETF
Direxion Daily DIS Bear 1X ETF
Direxion Daily DKNG Bear 1X ETF
Direxion Daily GM Bear 1X ETF
Direxion Daily HOOD Bear 1X ETF
Direxion Daily INTC Bear 1X ETF
Direxion Daily KO Bear 1X ETF
Direxion Daily LCID Bear 1X ETF
Direxion Daily LUV Bear 1X ETF
Direxion Daily MARA Bear 1X ETF
Direxion Daily MRVL Bear 1X ETF
Direxion Daily NKE Bear 1X ETF
Direxion Daily O Bear 1X ETF
Direxion Daily PDD Bear 1X ETF
Direxion Daily PYPL Bear 1X ETF
Direxion Daily RBLX Bear 1X ETF
Direxion Daily RDDT Bear 1X ETF
Direxion Daily RKLB Bear 1X ETF
Direxion Daily SBUX Bear 1X ETF
Direxion Daily SOFI Bear 1X ETF

Direxion Daily SONY Bear 1X ETF
Direxion Daily TGT Bear 1X ETF
Direxion Daily TXN Bear 1X ETF
Direxion Daily UAL Bear 1X ETF
Direxion Daily UBER Bear 1X ETF
Direxion Daily UNH Bear 1X ETF
Direxion Daily V Bear 1X ETF
Direxion Daily WMT Bear 1X ETF
Direxion Daily XYZ Bear 1X ETF
May 29, 2026
The shares offered in this prospectus (each a "Fund" and collectively the "Funds"), upon commencement of operations, will be listed and traded on the Nasdaq Stock Market LLC.
The Funds seek daily inverse investment results and is intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of an underlying security.
The Funds are not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. Each Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
Each Fund pursues a daily investment objective that is inverse to the performance of its underlying security, a result opposite of most mutual funds and exchange-traded funds.
(2)
Each Fund seeks daily inverse investment results that are subject to compounding and market volatility risk.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect a Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying security for the full trading day. During periods of high volatility, a Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section
Direxion Daily AAL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily AAL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of American Airlines Group Inc. (NASDAQ: AAL) ("AAL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of AAL for that period. Longer holding periods and higher volatility of AAL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of AAL may affect the Fund’s return as much as, or more than, the return of AAL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of AAL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if AAL’s performance is flat, and it is possible that the Fund will lose money even if AAL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of AAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse

Direxion Shares ETF Trust Prospectus

(opposite) or short exposure to AAL, consistent with the Fund’s investment objective.
American Airlines Group Inc. is a major airline in the United States headquartered in Fort Worth, Texas. AAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by American Airlines Group Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-8400 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding American Airlines Group Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, AAL is assigned to the industrials sector and the airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in AAL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short AAL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and the airline industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and the airline industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of AAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to AAL is consistent with the Fund’s investment objective. The impact of AAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of AAL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of AAL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding American Airlines Group Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding American Airlines Group Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of AAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning American Airlines Group Inc. could affect the value of the Fund’s investments with respect to AAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of AAL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when AAL’s daily return decreases. The Fund’s assets will decrease in value when AAL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of AAL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
Direxion Shares ETF Trust Prospectus

To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to AAL or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to AAL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of AAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of AAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of AAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of AAL.
As shown in the chart below, the Fund would be expected to lose 6.04% if AAL provided no return over a one year period during which AAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if AAL’s return is flat. For instance, if AAL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of AAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of AAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
AAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 48.13%. AAL’s highest volatility rate for any one calendar year during the five year period was 56.39% and volatility for a shorter period of time may have been substantially higher. AAL’s annualized performance for the five-year period ended December 31, 2025 was (0.56)%. Historical volatility and performance are not indications of what AAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic

Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to AAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to AAL and therefore achieve its daily inverse investment objective. The Fund’s exposure to AAL is impacted by AAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to AAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to AAL increases on days when AAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) AAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with AAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to AAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to AAL. Any of these factors could decrease the inverse correlation between the performance of the Fund and AAL and may hinder the Fund’s
Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — American Airlines Group Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of AAL and make no representation as to the performance of AAL. Investing in the Fund is not equivalent to investing in AAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to AAL.
American Airlines Group Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, AAL faces the risks of economic downturns; insufficient financing; significant pension and postretirement funding obligations; reliance on qualified key personnel; the ever changing economic, geopolitical, commercial, regulatory climates; intense competition in the airline industry; union strikes and other labor disputes; potential for issues with third-party regional operators or service providers; damage to brand reputation; adverse events and the related publicity; intellectual property rights may be hard to defend; increases in the price of fuel; conflicts overseas, terrorist attacks or other acts of violence may target the airline industry; increasing regulations around climate change and regulation of emissions; more stringent pilot time regulations and training requirements may add costs; limited number of aircraft suppliers; heavy reliance on technology may cause risks when systems fail; high infrastructure requirements; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of AAL.
Significant short-term price movements in AAL could adversely impact the performance of both AAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of AAL.
Concentration Risk — The Fund will be concentrated in a particular security, AAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and the airline industry (the risks of which are described below), the same industry and/or sector to which AAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact AAL and/or industrials sector and the airline industry.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from

Direxion Shares ETF Trust Prospectus

efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to AAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S.
Direxion Shares ETF Trust Prospectus

securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.

Direxion Shares ETF Trust Prospectus

Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily ABNB Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily ABNB Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the class A common shares of Airbnb, Inc. (NASDAQ: ABNB) ("ABNB"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of ABNB for that period. Longer holding periods and higher volatility of ABNB increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of ABNB may affect the Fund’s return as much as, or more than, the return of ABNB. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of ABNB for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if ABNB’s performance is flat, and it is possible that the Fund will lose money even if ABNB’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of ABNB. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to ABNB, consistent with the Fund’s investment objective.
Airbnb, Inc. engages in the management and operation of an online marketplace. Its marketplace model connects

Direxion Shares ETF Trust Prospectus

hosts and guests online or through mobile devices to book spaces. The company was founded in 2007 and is headquartered in San Francisco, CA.. ABNB is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Airbnb, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39778 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Airbnb, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, ABNB is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in ABNB that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short ABNB exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants & leisure industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the hotels, restaurants & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of ABNB. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to ABNB is consistent with the Fund’s investment objective. The impact of ABNB’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of ABNB has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of ABNB has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Airbnb, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Airbnb, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of ABNB have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Airbnb, Inc. could affect the value of the Fund’s investments with respect to ABNB and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of ABNB rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when ABNB’s daily return decreases. The Fund’s assets will decrease in value when ABNB’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of ABNB approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
Direxion Shares ETF Trust Prospectus

To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to ABNB or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to ABNB, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of ABNB’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ABNB during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of ABNB. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of ABNB.
As shown in the chart below, the Fund would be expected to lose 6.04% if ABNB provided no return over a one year period during which ABNB experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ABNB’s return is flat. For instance, if ABNB’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of ABNB and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of ABNB. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
ABNB’s annualized historical volatility rate for the five year period ended December 31, 2025 was 46.51%. ABNB’s highest volatility rate for any one calendar year during the five year period was 61.00% and volatility for a shorter period of time may have been substantially higher. ABNB’s annualized performance for the five-year period ended December 31, 2025 was -1.56%. Historical volatility and performance are not indications of what ABNB volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic

Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to ABNB that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to ABNB and therefore achieve its daily inverse investment objective. The Fund’s exposure to ABNB is impacted by ABNB’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to ABNB at the end of each day. The possibility of the Fund being materially over- or under-exposed to ABNB increases on days when ABNB is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) ABNB. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with ABNB or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to ABNB, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to ABNB. Any of these factors could decrease the inverse correlation between the performance of the Fund and ABNB and may hinder
Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Airbnb, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, ABNB faces the risks of: difficulty of sustaining revenue growth; difficulty retaining hosts and guests; difficulty expanding the global network; maintaining the brand and reputation; reliance on third-party payment processors; indebtedness and financial defaults; acquisitions may be unsuccessful; disruptions in the travel network would impact performance; high level of competition; impacts of climate change; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Airbnb, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of ABNB and make no representation as to the performance of ABNB. Investing in the Fund is not equivalent to investing in ABNB. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to ABNB.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of ABNB. Significant short-term price movements in ABNB could adversely impact the performance of both ABNB and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of ABNB.
Concentration Risk — The Fund will be concentrated in a particular security, ABNB, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the hotels, restaurants & leisure industry (the risks of which are described below), the same industry and/or sector to which ABNB is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact ABNB and/or consumer discretionary sector and the hotels, restaurants & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management

Direxion Shares ETF Trust Prospectus

purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to ABNB, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants
Direxion Shares ETF Trust Prospectus

are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily ADBE Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily ADBE Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Adobe Inc. (NASDAQ: ADBE) ("ADBE"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of ADBE for that period. Longer holding periods and higher volatility of ADBE increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of ADBE may affect the Fund’s return as much as, or more than, the return of ADBE. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of ADBE for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if ADBE’s performance is flat, and it is possible that the Fund will lose money even if ADBE’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of ADBE. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to ADBE, consistent with the Fund’s investment objective.
Adobe, Inc. is a global technology company, which engages in the provision of digital marketing and media solutions.
Direxion Shares ETF Trust Prospectus

It operates through the following segments: Digital Media, Digital Experience, and Publishing and Advertising. The company was founded in 1982 and is headquartered in San Jose, CA. ADBE is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Adobe Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-15175 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Adobe Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, ADBE is assigned to the information technology sector and software industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in ADBE that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short ADBE exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and the software industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and the software industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of ADBE. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to ADBE is consistent with the Fund’s investment objective. The impact of ADBE’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of ADBE has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of ADBE has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Adobe Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Adobe Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of ADBE have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Adobe Inc. could affect the value of the Fund’s investments with respect to ADBE and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of ADBE rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when ADBE’s daily return decreases. The Fund’s assets will decrease in value when ADBE’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of ADBE approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,

Direxion Shares ETF Trust Prospectus

reduced correlation to ADBE or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to ADBE, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of ADBE’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ADBE during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of ADBE. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of ADBE.
As shown in the chart below, the Fund would be expected to lose 6.04% if ADBE provided no return over a one year period during which ADBE experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ADBE’s return is flat. For instance, if ADBE’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of ADBE and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of ADBE. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
ADBE’s annualized historical volatility rate for the five year period ended December 31, 2025 was 35.18%. ADBE’s highest volatility rate for any one calendar year during the five year period was 45.73% and volatility for a shorter period of time may have been substantially higher. ADBE’s annualized performance for the five-year period ended December 31, 2025 was -6.89%. Historical volatility and performance are not indications of what ADBE volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to ADBE that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to ADBE and therefore achieve its daily inverse investment objective. The Fund’s exposure to ADBE is impacted by ADBE’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to ADBE at the end of each day. The possibility of the Fund being materially over- or under-exposed to ADBE increases on days when ADBE is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) ADBE. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with ADBE or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to ADBE, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to ADBE. Any of these factors could decrease the inverse correlation between the performance of the Fund and ADBE and may hinder

Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Adobe Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, ADBE faces the risks of failing to innovate in response to rapid changes; issues relating to the development and use of artificial intelligence; competition is rapidly evolving; brand or reputational harm; service interruptions or failures by third party-providers would impair ability to conduct business; may be unable to develop, manage or maintain critical relationships; extended and complex sales cycles may increase costs and be unpredictable; recruiting and retaining key personal is integral to the company; fluctuations in subscriptions numbers; fluctuations in foreign currency exchange rates; catastrophic events, including climate change, may impact the company; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Adobe Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of ADBE and make no representation as to the performance of ADBE. Investing in the Fund is not equivalent to investing in ADBE. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to ADBE.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of ADBE. Significant short-term price movements in ADBE could adversely impact the performance of both ADBE and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of ADBE.
Concentration Risk — The Fund will be concentrated in a particular security, ADBE, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and the software industry (the risks of which are described below), the same industry and/or sector to which ADBE is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact ADBE and/or information technology sector and the software industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Software Industry Risk — Companies that develop and implement computer software can face risks associated with intense competition, especially in new product development, deployment and delivery, product obsolescence or saturation, cybersecurity risks as well as changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources,
Direxion Shares ETF Trust Prospectus

extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to ADBE, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

Direxion Shares ETF Trust Prospectus

Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily ASML Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily ASML Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of ASML Holding N.V. (NASDAQ: ASML) ("ASML"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of ASML for that period. Longer holding periods and higher volatility of ASML increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of ASML may affect the Fund’s return as much as, or more than, the return of ASML. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of ASML for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if ASML’s performance is flat, and it is possible that the Fund will lose money even if ASML’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of ASML. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to ASML, consistent with the Fund’s investment objective.
ASML Holding N.V. is a Dutch multinational corporation that specializes in the development and manufacturing of

Direxion Shares ETF Trust Prospectus

photolithography machines which are used to produce computer chips. ASML is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by ASML Holding N.V. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-33463 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding ASML Holding N.V. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, ASML is assigned to the information technology sector and semiconductor industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in ASML that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short ASML exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the semiconductor industry and the information technology sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the semiconductor industry and the information technology sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of ASML. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to ASML is consistent with the Fund’s investment objective. The impact of ASML’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of ASML has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of ASML has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding ASML Holding N.V. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding ASML Holding N.V. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of ASML have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning ASML Holding N.V. could affect the value of the Fund’s investments with respect to ASML and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of ASML rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when ASML’s daily return decreases. The Fund’s assets will decrease in value when ASML’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of ASML approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to ASML or limited liquidity related to
Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to ASML, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of ASML’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ASML during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of ASML. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of ASML.
As shown in the chart below, the Fund would be expected to lose 6.04% if ASML provided no return over a one year period during which ASML experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ASML’s return is flat. For instance, if ASML’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of ASML and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of ASML. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
AAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 48.13%. AAL’s highest volatility rate for any one calendar year during the five year period was 56.39% and volatility for a shorter period of time may have been substantially higher. AAL’s annualized performance for the five-year period ended December 31, 2025 was (0.56)%. Historical volatility and performance are not indications of what ASML volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to ASML that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to ASML and therefore achieve its daily inverse investment objective. The Fund’s exposure to ASML is impacted by ASML’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to ASML at the end of each day. The possibility of the Fund being materially over- or under-exposed to ASML increases on days when ASML is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) ASML. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with ASML or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to ASML, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to ASML. Any of these factors could decrease the inverse correlation between the performance of the Fund and ASML and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — ASML Holding N.V. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of ASML and make no representation as to the performance of ASML. Investing in the Fund is not equivalent to investing in ASML. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to ASML.
ASML Holding N.V. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, ASML Holding N.V. shares face risks associated with: intense competition; rapidly changing industry; long-term risky investments in research and development may not benefit the company; development and implementation of semiconductor products is uncertain; changes in demand and margins; macroeconomic conditions are uncontrollable; use of artificial intelligence is rapidly evolving; complexities of the global supply chain; products may have defects or other issues; security vulnerabilities; cybersecurity attacks; intellectual property risks; ability to retain and attract qualified talent; fluctuations in currency exchange rates; catastrophic events are impossible to predict and can have a material adverse effect; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of ASML. Significant short-term price movements in ASML could adversely impact the performance of both ASML and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of ASML.
Concentration Risk — The Fund will be concentrated in a particular security, ASML, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the semiconductor industry and the information technology sector (the risks of which are described below), the same industry and/or sector to which ASML is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact ASML and/or semiconductor industry and the information technology sector.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Semiconductor Industry Risk– Semiconductor companies may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause

Direxion Shares ETF Trust Prospectus

production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to ASML, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s
Direxion Shares ETF Trust Prospectus

creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:

Direxion Shares ETF Trust Prospectus

Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily BABA Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily BABA Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the American depositary receipts of Alibaba Group Holding Limited (NASDAQ: BABA) ("BABA"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of BABA for that period. Longer holding periods and higher volatility of BABA increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of BABA may affect the Fund’s return as much as, or more than, the return of BABA. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of BABA for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if BABA’s performance is flat, and it is possible that the Fund will lose money even if BABA’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of BABA. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to BABA, consistent with the Fund’s investment objective.
Alibaba Group Holding Limited is a Chinese multinational technology company specializing in e-commerce, retail,

Direxion Shares ETF Trust Prospectus

internet and technology. BABA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Alibaba Group Holdings Limited pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-36614 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Alibaba Group Holdings Limited may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, BABA is assigned to the consumer discretionary sector and retail industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in BABA that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short BABA exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and retail industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and retail industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of BABA. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to BABA is consistent with the Fund’s investment objective. The impact of BABA’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of BABA has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of BABA has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Alibaba Group Holding Limited from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Alibaba Group Holding Limited is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of BABA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Alibaba Group Holding Limited could affect the value of the Fund’s investments with respect to BABA and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of BABA rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when BABA’s daily return decreases. The Fund’s assets will decrease in value when BABA’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of BABA approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to BABA or limited liquidity related to
Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to BABA, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of BABA’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of BABA during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of BABA. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of BABA.
As shown in the chart below, the Fund would be expected to lose 6.04% if BABA provided no return over a one year period during which BABA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if BABA’s return is flat. For instance, if BABA’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of BABA and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of BABA. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
BABA’s annualized historical volatility rate for the five year period ended December 31, 2025 was 50.99%. BABA’s highest volatility rate for any one calendar year during the five year period was 71.64% and volatility for a shorter period of time may have been substantially higher. BABA’s annualized performance for the five-year period ended December 31, 2025 was -7.87%. Historical volatility and performance are not indications of what BABA volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to BABA that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to BABA and therefore achieve its daily inverse investment objective. The Fund’s exposure to BABA is impacted by BABA’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to BABA at the end of each day. The possibility of the Fund being materially over- or under-exposed to BABA increases on days when BABA is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) BABA. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with BABA or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to BABA, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to BABA. Any of these factors could decrease the inverse correlation between the performance of the Fund and BABA and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Alibaba Group Holding Limited is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of BABA and make no representation as to the performance of BABA. Investing in the Fund is not equivalent to investing in BABA. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to BABA.
Alibaba Group Holding Limited. Investing Risk—
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Alibaba Group Holding Limited faces the risks of: the maintenance of the trust in the purchase ecosystem as well as the ecosystem itself; strong competition; failure to innovate; maintaining the company culture; impact of the economic conditions in China globally; changes in trade and investment policies; export control changes; reputational harm; failure to expand international operations; changing laws and regulations, including those related to data security; cybersecurity attacks; claims under consumer protection laws; failure to maintain or improve the technology infrastructure; business being connected to the reliability and security of the internet infrastructure in China generally; network interruptions; payment processing issues; reliance on third party service providers; natural disasters and the related interruption in business; reliance on key management; failure to appropriately deal with fraudulent or illegal activity; failure to protect intellectual property rights; changes in tax structures; inability to obtain financing; as well as the risks related to insurance, taxes, and the corporate structure of the Company.
Chinese Securities Risks — Although the economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the PRC. Due to PRC government economic reforms during the last thirty years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms.
In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. In addition, in recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Laws and regulations in China are less well-developed and may not be enforced, and court decisions do not establish binding precedent. In addition, laws and regulations may change with little or no advance notice. Accordingly, there is little assurance about the effect of laws and regulations, including those regarding foreign investment in Chinese securities. The PRC government strictly regulates foreign currency transactions, effectively controlling the flow of capital into and out of China. The Chinese authorities can intervene in the operations and structure of Chinese companies.
The Chinese economy is export-driven and highly reliant on trade. China’s maintenance of relationships with its primary trading partners, such as the U.S., Japan, South Korea and countries in the European Union, is critical to the Chinese economy. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
Inflation has historically been an issue in China, and the taxation of investments in China remains unsettled. Chinese issuers and the Fund, as an investor in such issuers, could be subject to retroactive taxation. There also remains a risk that assets or investments in China will be nationalized or expropriated. China’s securities markets can be more volatile than other global markets and issuers in them are not typically required to provide the same amount or quality of information, including financial information, as U.S.

Direxion Shares ETF Trust Prospectus

companies. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally have little to no recourse due to the lack of remedies available in China, and the difficulty of pursuing and enforcing remedies.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
American Depositary Receipt (“ADRs”) Risk — ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of BABA. Significant short-term price movements in BABA could adversely impact the performance of both BABA and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of BABA.
Concentration Risk — The Fund will be concentrated in a particular security, BABA, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and retail industry (the risks of which are described below), the same industry and/or sector to which BABA is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact BABA and/or consumer discretionary sector and retail industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retail industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the
Direxion Shares ETF Trust Prospectus

underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to BABA, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading

Direxion Shares ETF Trust Prospectus

in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily CAT Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily CAT Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Caterpillar Inc. (NYSE: CAT) ("CAT"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of CAT for that period. Longer holding periods and higher volatility of CAT increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of CAT may affect the Fund’s return as much as, or more than, the return of CAT. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of CAT for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CAT’s performance is flat, and it is possible that the Fund will lose money even if CAT’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of CAT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to CAT, consistent with the Fund’s investment objective.
Caterpillar Inc. is a construction, mining and other engineering equipment manufacturer founded in 1925. Caterpillar Inc.

Direxion Shares ETF Trust Prospectus

does business on every continent, principally operating through three primary segments – Construction Industries, Resource Industries and Energy & Transportation – and providing financing and related services through their Financial Products segment. CAT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Caterpillar Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-768 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Caterpillar Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CAT is assigned to the industrials sector and the machinery industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CAT that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short CAT exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and machinery industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and machinery industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CAT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CAT is consistent with the Fund’s investment objective. The impact of CAT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CAT has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CAT has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Caterpillar Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Caterpillar Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CAT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Caterpillar Inc. could affect the value of the Fund’s investments with respect to CAT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of CAT rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when CAT’s daily return decreases. The Fund’s assets will decrease in value when CAT’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of CAT approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to CAT or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to CAT, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of CAT’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CAT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CAT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of CAT.
As shown in the chart below, the Fund would be expected to lose 6.04% if CAT provided no return over a one year period during which CAT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CAT’s return is flat. For instance, if CAT’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of CAT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of CAT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
CAT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 55.11%. CAT’s highest volatility rate for any one calendar year during the five year period was 78.39% and volatility for a shorter period of time may have been substantially higher. CAT’s annualized performance for the five-year period ended December 31, 2025 was 7.11%. Historical volatility and performance are not indications of what CAT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic

Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CAT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to CAT and therefore achieve its daily inverse investment objective. The Fund’s exposure to CAT is impacted by CAT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CAT at the end of each day. The possibility of the Fund being materially over- or under-exposed to CAT increases on days when CAT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CAT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with CAT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CAT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CAT. Any of these factors could decrease the inverse correlation between the performance of the Fund and CAT and may hinder the Fund’s
Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Caterpillar, Inc. Investing Risk – Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CAT faces risks associated with: sensitivities to global and regional economic conditions; catastrophic events; commodity price changes; changes in monetary or fiscal policies; political and economic risks; dependence on ability to develop, produce and market quality products; high competition; increased information technology security risks; investment management decisions; unrealized anticipated benefits from acquisitions, joint ventures or divestitures; union disputes; unexpected increases in costs to do business; disruptions in the global financial markets; failure to maintain credit rating and retain current cost of financing; the Financial Products segment is subject to risks associated with the financial services industry, changes in interest rates, increases in delinquencies, currency exchange rates, restrictions in debt agreement and sustained increases in funding obligations; changes in trade and anti-corruption laws and policies; taxes; litigation; regulatory compliance costs; as well as strict environmental laws and regulations.
Non-Affiliation Risk — Caterpillar Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CAT and make no representation as to the performance of CAT. Investing in the Fund is not equivalent to investing in CAT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CAT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of CAT. Significant short-term price movements in CAT could adversely impact the performance of both CAT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CAT.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Machinery Industry Risk - The machinery industry includes the development and sales of machinery and equipment for agriculture and construction projects. Companies within the industry may be significantly affected by government spending, changes in agricultural production, changes in new infrastructure spending, including bridges, roads and tunnels, demand for products such as excavators, bulldozers, cranes and front loaders as well as developments in autonomous machinery. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of equipment financing. Certain segments of the industry may be significantly affected by environmental regulations and catastrophic events such as pandemics, earthquakes, hurricanes and terrorist acts.
Concentration Risk — The Fund will be concentrated in a particular security, CAT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and machinery industry (the risks of which are described below), the same industry and/or sector to which CAT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact CAT and/or industrials sector and machinery industry.

Direxion Shares ETF Trust Prospectus

Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CAT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
Direxion Shares ETF Trust Prospectus

act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.

Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily CCL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily CCL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Carnival Corporation (NYSE: CCL) ("CCL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of CCL for that period. Longer holding periods and higher volatility of CCL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of CCL may affect the Fund’s return as much as, or more than, the return of CCL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of CCL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CCL’s performance is flat, and it is possible that the Fund will lose money even if CCL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of CCL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to CCL, consistent with the Fund’s investment objective.
Carnival Corporation engages in the operation of cruise ships globally. CCL was founded in 1972 and is headquartered

Direxion Shares ETF Trust Prospectus

in Miami, Florida. CCL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Carnival Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-9610 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Carnival Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CCL is assigned to the consumer discretionary sector and the hotels, restaurants, & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CCL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short CCL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants, & leisure industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the hotels, restaurants, & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CCL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CCL is consistent with the Fund’s investment objective. The impact of CCL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CCL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CCL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Carnival Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Carnival Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CCL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Carnival Corporation could affect the value of the Fund’s investments with respect to CCL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of CCL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when CCL’s daily return decreases. The Fund’s assets will decrease in value when CCL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of CCL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to CCL or limited liquidity related to the reference asset of the underlying short position, which
Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to CCL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of CCL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CCL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CCL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of CCL.
As shown in the chart below, the Fund would be expected to lose 6.04% if CCL provided no return over a one year period during which CCL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CCL’s return is flat. For instance, if CCL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of CCL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of CCL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
CCL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.29%. CCL’s highest volatility rate for any one calendar year during the five year period was 33.48% and volatility for a shorter period of time may have been substantially higher. CCL’s annualized performance for the five-year period ended December 31, 2025 was 28.17%. Historical volatility and performance are not indications of what CCL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CCL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to CCL and therefore achieve its daily inverse investment objective. The Fund’s exposure to CCL is impacted by CCL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CCL at the end of each day. The possibility of the Fund being materially over- or under-exposed to CCL increases on days when CCL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CCL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with CCL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CCL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CCL. Any of these factors could decrease the inverse correlation between the performance of the Fund and CCL and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Carnival Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CCL and make no representation as to the performance of CCL. Investing in the Fund is not equivalent to investing in CCL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CCL.
Carnival Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Carnival Corporation faces risks associated with: geopolitical uncertainty; incidents concerning ships, guests or cruise itineraries; changes in and non-compliance with laws and regulations; factors associated with climate change; inability to meet and achieve financial targets; loss of key employees; increasing fuel charges; reliance on third party suppliers; fluctuations in foreign currency; overcapacity and competition in the cruise industry; inability to implement shipbuilding and repairs; inability to acquire financing; as well as regulatory, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of CCL. Significant short-term price movements in CCL could adversely impact the performance of both CCL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CCL.
Concentration Risk — The Fund will be concentrated in a particular security, CCL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the hotels, restaurants, & leisure industry (the risks of which are described below), the same industry and/or sector to which CCL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact CCL and/or consumer discretionary sector and the hotels, restaurants, & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product,

Direxion Shares ETF Trust Prospectus

financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CCL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements.
The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Direxion Shares ETF Trust Prospectus

Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily CMG Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily CMG Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Chipotle Mexican Grill, Inc. (NYSE: CMG) ("CMG"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of CMG for that period. Longer holding periods and higher volatility of CMG increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of CMG may affect the Fund’s return as much as, or more than, the return of CMG. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of CMG for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CMG’s performance is flat, and it is possible that the Fund will lose money even if CMG’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of CMG. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to CMG, consistent with the Fund’s investment objective.
Chipotle Mexican Grill, Inc. is a quick service restaurant first opened in Denver, CO in 1993. Chipotle Mexican Grill, Inc.
Direxion Shares ETF Trust Prospectus

features a relevant menu of burritos, burrito bowls, quesadillas, tacos, and salads. CMG is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Chipotle Mexican Grill, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-32731 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Chipotle Mexican Grill, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CMG is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CMG that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short CMG exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants, & leisure industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the hotels, restaurants, & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CMG. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CMG is consistent with the Fund’s investment objective. The impact of CMG’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CMG has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CMG has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Chipotle Mexican Grill, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Chipotle Mexican Grill, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CMG have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Chipotle Mexican Grill, Inc. could affect the value of the Fund’s investments with respect to CMG and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of CMG rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when CMG’s daily return decreases. The Fund’s assets will decrease in value when CMG’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of CMG approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.

Direxion Shares ETF Trust Prospectus

To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to CMG or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to CMG, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of CMG’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CMG during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CMG. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of CMG.
As shown in the chart below, the Fund would be expected to lose 6.04% if CMG provided no return over a one year period during which CMG experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CMG’s return is flat. For instance, if CMG’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of CMG and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of CMG. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
CMG’s annualized historical volatility rate for the five year period ended December 31, 2025 was 33.11%. CMG’s highest volatility rate for any one calendar year during the five year period was 40.79% and volatility for a shorter period of time may have been substantially higher. CMG’s annualized performance for the five-year period ended December 31, 2025 was 5.93%. Historical volatility and performance are not indications of what CMG volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CMG that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to CMG and therefore achieve its daily inverse investment objective. The Fund’s exposure to CMG is impacted by CMG’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CMG at the end of each day. The possibility of the Fund being materially over- or under-exposed to CMG increases on days when CMG is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CMG. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with CMG or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CMG, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CMG. Any of these factors could decrease the inverse correlation between the performance of the Fund and CMG and may hinder the Fund’s

Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Chipotle Mexican Grill, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CMG faces risks associated with: food safety and food-borne illnesses; digital business risks; high competition; higher prices for higher quality food business model; social media liability; ability to attract and retain high quality talent; failure to comply with all federal, state and local laws and regulations; increasing costs of labor; inability to attract and retain qualified leaders; cybersecurity breaches; privacy and data concerns; heavy reliance on information technology systems; potential for ingredient costs to increase; shortages or interruptions in the supply chain for needed ingredients; regulatory compliance costs; litigation; taxes; sustained growth of new locations; evolving requirements for disclosure regarding sustainability practices; climate change and the resulting impact on operations; as well as risks related to the general state of the economy and other business factors.
Non-Affiliation Risk — Chipotle Mexican Grill, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CMG and make no representation as to the performance of CMG. Investing in the Fund is not equivalent to investing in CMG. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CMG.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of CMG. Significant short-term price movements in CMG could adversely impact the performance of both CMG and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CMG.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Concentration Risk — The Fund will be concentrated in a particular security, CMG, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the hotels, restaurants, & leisure industry (the risks of which are described below), the same industry and/or sector to which CMG is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact CMG and/or consumer discretionary sector and the hotels, restaurants, & leisure industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to
Direxion Shares ETF Trust Prospectus

competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CMG, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk

Direxion Shares ETF Trust Prospectus

may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
Direxion Shares ETF Trust Prospectus

Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily COIN Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily COIN Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Coinbase Global, Inc. (NASDAQ: COIN) ("COIN"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of COIN for that period. Longer holding periods and higher volatility of COIN increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of COIN may affect the Fund’s return as much as, or more than, the return of COIN. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of COIN for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if COIN’s performance is flat, and it is possible that the Fund will lose money even if COIN’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of COIN. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to COIN, consistent with the Fund’s investment objective.
Coinbase Global, Inc. engages in technology and financial infrastructure products and services. It offers crypto-powered
Direxion Shares ETF Trust Prospectus

technologies including self-custody wallets, decentralized apps and services, and open community engagement platforms. The company was founded in 2012 and is headquartered in San Francisco, CA. COIN is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Coinbase Global, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-40289 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Coinbase Global, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, COIN is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in COIN that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short COIN exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of COIN. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to COIN is consistent with the Fund’s investment objective. The impact of COIN’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of COIN has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of COIN has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Coinbase Global, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Coinbase Global, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of COIN have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Coinbase Global, Inc. could affect the value of the Fund’s investments with respect to COIN and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of COIN rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when COIN’s daily return decreases. The Fund’s assets will decrease in value when COIN’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of COIN approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to COIN or limited liquidity related to the reference asset of the underlying short position, which

Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to COIN, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of COIN’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of COIN during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of COIN. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of COIN.
As shown in the chart below, the Fund would be expected to lose 6.04% if COIN provided no return over a one year period during which COIN experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if COIN’s return is flat. For instance, if COIN’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of COIN and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of COIN. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
COIN’s annualized historical volatility rate for the period from April 13, 2021 (the offering date of COIN) to December 31, 2025 was 86.02%. COIN's highest volatility rate for any one full calendar year for the period from April 13, 2021 (the offering date of COIN) through December 31, 2025 was 108.64% and volatility for a shorter period of time may have been substantially higher. COIN’s annualized performance for the period from April 13, 2021 (the offering date of COIN) to December 31, 2025 was -7.23%. Historical volatility and performance are not indications of what the volatility and performance of COIN will be in the future. The volatility of instruments that reflect the value of COIN, such as swaps, may differ from the volatility of COIN.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
Direxion Shares ETF Trust Prospectus

the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to COIN that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to COIN and therefore achieve its daily inverse investment objective. The Fund’s exposure to COIN is impacted by COIN’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to COIN at the end of each day. The possibility of the Fund being materially over- or under-exposed to COIN increases on days when COIN is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) COIN. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with COIN or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to COIN, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to COIN. Any of these factors could decrease the inverse correlation between

Direxion Shares ETF Trust Prospectus

the performance of the Fund and COIN and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Coinbase Global, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of COIN and make no representation as to the performance of COIN. Investing in the Fund is not equivalent to investing in COIN. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to COIN.
Coinbase Global, Inc. Investing Risk — Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, COIN faces risks associated with: significant fluctuations in operating results; revenue dependencies on the price of crypto assets and volume of transactions on its platform; revenues may be concentrated on a limited number of crypto assets; overall demand for crypto assets; interest rate fluctuations; possible limitations on the development and growth of crypto assets; potential cyberattacks and security breaches; highly-evolving and uncertain regulatory landscape; high level of competition; material pending litigation, class actions, investigations and regulatory enforcement actions; reliance on third parties for certain aspect of its operations; and potential theft, loss, or destruction of private keys required to access crypto assets held in custody for customers or the company, which may be irreversible.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of COIN. Significant short-term price movements in COIN could adversely impact the performance of both COIN and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of COIN.
Concentration Risk — The Fund will be concentrated in a particular security, COIN, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which COIN is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact COIN and/or financials sector.
Crypto Industry Investing Risk— Companies in the crypto industry are subject to various risks, including the inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. Crypto asset markets are also relatively new markets, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation. Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various
Direxion Shares ETF Trust Prospectus

countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to COIN, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk

Direxion Shares ETF Trust Prospectus

may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
Direxion Shares ETF Trust Prospectus

Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily COST Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily COST Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Costco Wholesale Corporation (NASDAQ: COST) ("COST"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of COST for that period. Longer holding periods and higher volatility of COST increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of COST may affect the Fund’s return as much as, or more than, the return of COST. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of COST for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if COST’s performance is flat, and it is possible that the Fund will lose money even if COST’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of COST. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to COST, consistent with the Fund’s investment objective.
Costco Wholesale Corporation engages in the provision of operation of membership warehouses through wholly owned
Direxion Shares ETF Trust Prospectus

subsidiaries. It operates through the following geographical segments: United States, Canada, and Other International Operations. The company was founded in 1983 and is headquartered in Issaquah, Washington. COST is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Costco Wholesale Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-20355 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Costco Wholesale Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, COST is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in COST that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short COST exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of COST. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to COST is consistent with the Fund’s investment objective. The impact of COST’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of COST has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of COST has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Costco Wholesale Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Costco Wholesale Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of COST have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Costco Wholesale Corporation could affect the value of the Fund’s investments with respect to COST and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of COST rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when COST’s daily return decreases. The Fund’s assets will decrease in value when COST’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of COST approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,

Direxion Shares ETF Trust Prospectus

reduced correlation to COST or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to COST, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of COST’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of COST during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of COST. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of COST.
As shown in the chart below, the Fund would be expected to lose 6.04% if COST provided no return over a one year period during which COST experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if COST’s return is flat. For instance, if COST’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of COST and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of COST. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
COST’s annualized historical volatility rate for the five year period ended December 31, 2025 was 22.50%. COST’s highest volatility rate for any one calendar year during the five year period was 31.72% and volatility for a shorter period of time may have been substantially higher. COST’s annualized performance for the five-year period ended December 31, 2025 was 19.30%. Historical volatility and performance are not indications of what COST volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to COST that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to COST and therefore achieve its daily inverse investment objective. The Fund’s exposure to COST is impacted by COST’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to COST at the end of each day. The possibility of the Fund being materially over- or under-exposed to COST increases on days when COST is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) COST. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with COST or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to COST, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to COST. Any of these factors could decrease the inverse correlation between the performance of the Fund and COST and may hinder

Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Costco Wholesale Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of COST and make no representation as to the performance of COST. Investing in the Fund is not equivalent to investing in COST. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to COST.
Costco Wholesale Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Costco Wholesale Corporation shares face risks associated with: dependence on the U.S. and Canadian operations; difficulties implementing growth strategies; failure to maintain membership growth, loyalty and brand recognition; disruptions in merchandise distribution or manufacturing; being able to respond to consumer tastes and demands in a timely fashion; performance and maintenance of the information technology systems of the business; increasing threats of data breaches; payment systems; potential for injury or illness to members; development of omnichannel systems; ability to attract and retain qualified employees; intense competition; general state of the economy as whole; reliance on third party suppliers and their timelines; fluctuations in foreign exchange rates; possibility of natural disasters and other catastrophic events; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of COST. Significant short-term price movements in COST could adversely impact the performance of both COST and the
Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of COST.
Concentration Risk — The Fund will be concentrated in a particular security, COST, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which COST is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact COST and/or consumer staples sector.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Direxion Shares ETF Trust Prospectus

Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to COST, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which

Direxion Shares ETF Trust Prospectus

is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily CRM Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily CRM Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Salesforce, Inc. (NYSE: CRM) ("CRM"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of CRM for that period. Longer holding periods and higher volatility of CRM increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of CRM may affect the Fund’s return as much as, or more than, the return of CRM. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of CRM for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CRM’s performance is flat, and it is possible that the Fund will lose money even if CRM’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of CRM. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to CRM, consistent with the Fund’s investment objective.
Salesforce, Inc. engages in the design and development of cloud-based enterprise software for customer relationship

Direxion Shares ETF Trust Prospectus

management. The company was founded in 1999 and is headquartered in San Francisco, CA. CRM is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Salesforce, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-32224 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Salesforce, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CRM is assigned to the information technology sector and the software industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CRM that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short CRM exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and the software industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and the software industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CRM. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CRM is consistent with the Fund’s investment objective. The impact of CRM’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CRM has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CRM has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Salesforce, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Salesforce, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CRM have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Salesforce, Inc. could affect the value of the Fund’s investments with respect to CRM and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of CRM rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when CRM’s daily return decreases. The Fund’s assets will decrease in value when CRM’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of CRM approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to CRM or limited liquidity related to the reference asset of the underlying short position, which
Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to CRM, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of CRM’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CRM during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CRM. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of CRM.
As shown in the chart below, the Fund would be expected to lose 6.04% if CRM provided no return over a one year period during which CRM experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CRM’s return is flat. For instance, if CRM’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of CRM and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of CRM. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
CRM’s annualized historical volatility rate for the five year period ended December 31, 2025 was 35.29%. CRM’s highest volatility rate for any one calendar year during the five year period was 47.22% and volatility for a shorter period of time may have been substantially higher. CRM’s annualized performance for the five-year period ended December 31, 2025 was 3.80%. Historical volatility and performance are not indications of what CRM volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CRM that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to CRM and therefore achieve its daily inverse investment objective. The Fund’s exposure to CRM is impacted by CRM’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CRM at the end of each day. The possibility of the Fund being materially over- or under-exposed to CRM increases on days when CRM is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CRM. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with CRM or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CRM, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CRM. Any of these factors could decrease the inverse correlation between the performance of the Fund and CRM and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Salesforce, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CRM faces the risks of security breaches; defects, interruptions and disruptions in services may dimmish demand; strains on personnel and infrastructure may limit growth of customer base; difficulty predicting subscription renewals and upgrade rates; inherent risks of international operations; loss of key personnel; failure of support services; intense competition; difficulties expanding; difficulties maintaining and enhancing the brand; disruptions with third-parties may hinder operations; changing social and ethical issues, including the use of artificial intelligence; legal and regulatory risks; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Salesforce, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CRM and make no representation as to the performance of CRM. Investing in the Fund is not equivalent to investing in CRM. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CRM.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of CRM. Significant short-term price movements in CRM could adversely impact the performance of both CRM and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CRM.
Concentration Risk — The Fund will be concentrated in a particular security, CRM, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and the software industry (the risks of which are described below), the same industry and/or sector to which CRM is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact CRM and/or information technology sector and the software industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Software Industry Risk — Companies that develop and implement computer software can face risks associated with intense competition, especially in new product development, deployment and delivery, product obsolescence or saturation, cybersecurity risks as well as changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by

Direxion Shares ETF Trust Prospectus

well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CRM, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply
Direxion Shares ETF Trust Prospectus

and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily DAL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily DAL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Delta Air Lines, Inc. (NYSE: DAL) ("DAL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of DAL for that period. Longer holding periods and higher volatility of DAL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of DAL may affect the Fund’s return as much as, or more than, the return of DAL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of DAL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DAL’s performance is flat, and it is possible that the Fund will lose money even if DAL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of DAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to DAL, consistent with the Fund’s investment objective.
Delta Air Lines, Inc. engages in the provision of scheduled air transportation for passengers and cargo. It operates
Direxion Shares ETF Trust Prospectus

through the Airline and Refinery segments. The company was founded in 1928 and is headquartered in Atlanta, GA. DAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Delta Air Lines, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-05424 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Delta Air Lines, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DAL is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DAL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short DAL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DAL is consistent with the Fund’s investment objective. The impact of DAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DAL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DAL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Delta Air Lines, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the
Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Delta Air Lines, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Delta Air Lines, Inc. could affect the value of the Fund’s investments with respect to DAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of DAL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when DAL’s daily return decreases. The Fund’s assets will decrease in value when DAL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of DAL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to DAL or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment

Direxion Shares ETF Trust Prospectus

objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to DAL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of DAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of DAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of DAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of DAL.
As shown in the chart below, the Fund would be expected to lose 6.04% if DAL provided no return over a one year period during which DAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DAL’s return is flat. For instance, if DAL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of DAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of DAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
DAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 40.11%. DAL’s highest volatility rate for any one calendar year during the five year period was 49.80% and volatility for a shorter period of time may have been substantially higher. DAL’s annualized performance for the five-year period ended December 31, 2025 was 12.14%. Historical volatility and performance are not indications of what DAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to DAL and therefore achieve its daily inverse investment objective. The Fund’s exposure to DAL is impacted by DAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to DAL increases on days when DAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with DAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DAL. Any of these factors could decrease the inverse correlation between the performance of the Fund and DAL and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Delta Air Lines Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DAL faces the risks of losses and adverse publicity related to serious accidents; breaches or lapses in security of technology systems; technology failures; higher fuel costs or restricted supply of aircraft fuel would impact profits; disruption or problems with third-parties including carriers; labor strikes; results may fluctuate due to demand; environmental and operational concerns related to the Monroe refinery; brand or reputational damage; reliance on key personnel; public health threats, terrorist attacks and geopolitical conflicts would alter demand; intense competition; disruptions at major airports would impact operations; as well as risks related to regulatory changes, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Delta Air Lines, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DAL and make no representation as to the performance of DAL. Investing in the Fund is not equivalent to investing in DAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DAL.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of DAL. Significant short-term price movements in DAL could adversely impact the performance of both DAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DAL.
Concentration Risk — The Fund will be concentrated in a particular security, DAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which DAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact DAL and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management
Direxion Shares ETF Trust Prospectus

purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

Direxion Shares ETF Trust Prospectus

Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily DIS Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily DIS Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of The Walt Disney Company (NYSE: DIS) ("DIS"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of DIS for that period. Longer holding periods and higher volatility of DIS increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of DIS may affect the Fund’s return as much as, or more than, the return of DIS. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of DIS for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DIS’s performance is flat, and it is possible that the Fund will lose money even if DIS’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of DIS. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to DIS, consistent with the Fund’s investment objective.
The Walt Disney Company engages in the business of international family entertainment and media enterprise.

Direxion Shares ETF Trust Prospectus

It owns and operates television and radio production, distribution and broadcasting stations, direct-to-consumer services, amusement parks, and hotels. It operates through the following business segments: Disney Entertainment, ESPN, and Disney Parks, Experiences, and Products. The company was founded in 1923 and is headquartered in Burbank, California. DIS is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by The Walt Disney Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38842 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding The Walt Disney Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DIS is assigned to the communication services sector and the entertainment industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DIS that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short DIS exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and the entertainment industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the communication services sector and the entertainment industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DIS. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DIS is consistent with the Fund’s investment objective. The impact of DIS’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DIS has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DIS has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding The Walt Disney Company from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding The Walt Disney Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DIS have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning The Walt Disney Company could affect the value of the Fund’s investments with respect to DIS and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of DIS rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when DIS’s daily return decreases. The Fund’s assets will decrease in value when DIS’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of DIS approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more
Direxion Shares ETF Trust Prospectus

speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to DIS or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to DIS, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of DIS’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of DIS during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of DIS. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of DIS.
As shown in the chart below, the Fund would be expected to lose 6.04% if DIS provided no return over a one year period during which DIS experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DIS’s return is flat. For instance, if DIS’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of DIS and those shaded green (or light gray)
represent those scenarios where the Fund can be expected to return more than -100% of the performance of DIS. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
DIS’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.14%. DIS’s highest volatility rate for any one calendar year during the five year period was 37.42% and volatility for a shorter period of time may have been substantially higher. DIS’s annualized performance for the five-year period ended December 31, 2025 was -8.46%. Historical volatility and performance are not indications of what DIS volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.

Direxion Shares ETF Trust Prospectus

Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DIS that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to DIS and therefore achieve its daily inverse investment objective. The Fund’s exposure to DIS is impacted by DIS’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DIS at the end of each day. The possibility of the Fund being materially over- or under-exposed to DIS increases on days when DIS is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DIS. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with DIS or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DIS, resulting in the Fund not performing as expected. The Fund may be subject to large movements of
Direxion Shares ETF Trust Prospectus

assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DIS. Any of these factors could decrease the inverse correlation between the performance of the Fund and DIS and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — The Walt Disney Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DIS and make no representation as to the performance of DIS. Investing in the Fund is not equivalent to investing in DIS. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DIS.
The Walt Disney Company Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Walt Disney Company shares face risks associated with: the potential for a decline in global and regional economic conditions; fluctuations in foreign currency; changes in technology and consumer consumption patterns; may be misaligned with public and consumer tastes and preferences for entertainment and travel; variety of events that are uncontrollable and would disrupt business, including health events, natural disasters and climate change; increasing competitive pressures; ability to renew long-term contracts on favorable terms; damage to reputation or brand; ability to obtain required financing; labor disputes; business seasonality; ability to attract and retain employees; maintenance of intellectual property; cybersecurity threats and data breaches; changing regulations may impact business; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of DIS. Significant short-term price movements in DIS could adversely impact the performance of both DIS and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DIS.
Concentration Risk — The Fund will be concentrated in a particular security, DIS, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the communication services sector and the entertainment industry (the risks of which are described below), the same industry and/or sector to which DIS is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact DIS and/or communication services sector and the entertainment industry.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Entertainment Industry Risk — Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by

Direxion Shares ETF Trust Prospectus

entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DIS, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Direxion Shares ETF Trust Prospectus

Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily DKNG Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily DKNG Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of DraftKings Inc. (NASDAQ: DKNG) ("DKNG"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of DKNG for that period. Longer holding periods and higher volatility of DKNG increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of DKNG may affect the Fund’s return as much as, or more than, the return of DKNG. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of DKNG for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DKNG’s performance is flat, and it is possible that the Fund will lose money even if DKNG’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of DKNG. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to DKNG, consistent with the Fund’s investment objective.
DraftKings, Inc. is a digital sports entertainment and gaming company, which engages in the provision of online sports
Direxion Shares ETF Trust Prospectus

betting, online casino, daily fantasy sports product offerings, DraftKings Marketplace, retail sportsbook, media, and other consumer product offerings. The company was founded in 2011 and is headquartered in Boston, Massachusetts. DKNG is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by DraftKings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-41379 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding DraftKings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DKNG is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DKNG that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short DKNG exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants, & leisure industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the hotels, restaurants, & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DKNG. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DKNG is consistent with the Fund’s investment objective. The impact of DKNG’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DKNG has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DKNG has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding DraftKings Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding DraftKings Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DKNG have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning DraftKings Inc. could affect the value of the Fund’s investments with respect to DKNG and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of DKNG rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when DKNG’s daily return decreases. The Fund’s assets will decrease in value when DKNG’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of DKNG approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.

Direxion Shares ETF Trust Prospectus

To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to DKNG or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to DKNG, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of DKNG’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of DKNG during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of DKNG. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of DKNG.
As shown in the chart below, the Fund would be expected to lose 6.04% if DKNG provided no return over a one year period during which DKNG experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DKNG’s return is flat. For instance, if DKNG’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of DKNG and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of DKNG. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
DKNG’s annualized historical volatility rate for the five year period ended December 31, 2025 was 61.87%. DKNG’s highest volatility rate for any one calendar year during the five year period was 96.37% and volatility for a shorter period of time may have been substantially higher. DKNG’s annualized performance for the five-year period ended December 31, 2025 was -5.84%. Historical volatility and performance are not indications of what DKNG volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly
Direxion Shares ETF Trust Prospectus

and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DKNG that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to DKNG and therefore achieve its daily inverse investment objective. The Fund’s exposure to DKNG is impacted by DKNG’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DKNG at the end of each day. The possibility of the Fund being materially over- or under-exposed to DKNG increases on days when DKNG is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DKNG. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with DKNG or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DKNG, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DKNG. Any of these factors could decrease the inverse correlation between the performance of the Fund and DKNG and may hinder

Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — DraftKings Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DKNG and make no representation as to the performance of DKNG. Investing in the Fund is not equivalent to investing in DKNG. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DKNG.
DraftKings, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DraftKings, Inc. shares face risks associated with: significant competition in the industry; economic downturns and market conditions are uncontrollable; foreign regulations may change; reductions in consumer discretionary spending could have an adverse effect on business; fluctuations in operating results; historical losses may reoccur in the future; business demand fluctuates seasonally; reliance on artificial intelligence and information technology; vulnerability for data breaches; reliance on third party providers in uncontrollable; reliance on third party payment processors and sports data providers; failure to detect fraud or theft; reliance on strategic relationships with casinos, tribes and horse-tracks to offer services in certain jurisdictions; growth is dependent on development of new users, products and offerings; growth is also dependent on the legal status of real-money gambling; ability to obtain adequate financing; likelihood for errors in odd calculations; negative events may result in negative press; difficulty accessing the service of banks and financial institutions; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of DKNG. Significant short-term price movements in DKNG could adversely impact the performance of both DKNG and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DKNG.
Concentration Risk — The Fund will be concentrated in a particular security, DKNG, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the hotels, restaurants, & leisure industry (the risks of which are described below), the same industry and/or sector to which DKNG is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact DKNG and/or consumer discretionary sector and the hotels, restaurants, & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Direxion Shares ETF Trust Prospectus

Sports Betting & iGaming Companies Risk — The iGaming and sports betting industry is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of iGaming and sports betting in other jurisdictions (both regulated and unregulated) could increase competition with traditional betting companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, iGaming and sports betting companies face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing sports betting companies. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of these companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DKNG, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the

Direxion Shares ETF Trust Prospectus

Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may
Direxion Shares ETF Trust Prospectus

be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily GM Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily GM Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of General Motors Company (NYSE: GM) ("GM"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of GM for that period. Longer holding periods and higher volatility of GM increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of GM may affect the Fund’s return as much as, or more than, the return of GM. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of GM for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if GM’s performance is flat, and it is possible that the Fund will lose money even if GM’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of GM. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to GM, consistent with the Fund’s investment objective.
General Motors Company engages in the designing, manufacturing, and selling of trucks, crossovers, cars, and
Direxion Shares ETF Trust Prospectus

automobile parts, and in providing software-enabled services and subscriptions. The company was founded in 1908 and is headquartered in Detroit, MI. GM is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by General Motors Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34960 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding General Motors Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, GM is assigned to the consumer discretionary sector and automobiles industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in GM that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short GM exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and automobiles industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and automobiles industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of GM. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to GM is consistent with the Fund’s investment objective. The impact of GM’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of GM has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of GM has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding General Motors Company from the publicly available documents described above. Neither the
Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding General Motors Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of GM have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning General Motors Company could affect the value of the Fund’s investments with respect to GM and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of GM rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when GM’s daily return decreases. The Fund’s assets will decrease in value when GM’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of GM approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,

Direxion Shares ETF Trust Prospectus

reduced correlation to GM or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to GM, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of GM’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of GM during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of GM. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of GM.
As shown in the chart below, the Fund would be expected to lose 6.04% if GM provided no return over a one year period during which GM experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if GM’s return is flat. For instance, if GM’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of GM and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of GM. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
GM’s annualized historical volatility rate for the five year period ended December 31, 2025 was 37.24%. GM’s highest volatility rate for any one calendar year during the five year period was 44.21% and volatility for a shorter period of time may have been substantially higher. GM’s annualized performance for the five-year period ended December 31, 2025 was 15.13%. Historical volatility and performance are not indications of what GM volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to GM that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to GM and therefore achieve its daily inverse investment objective. The Fund’s exposure to GM is impacted by GM’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to GM at the end of each day. The possibility of the Fund being materially over- or under-exposed to GM increases on days when GM is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) GM. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with GM or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to GM, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to GM. Any of these factors could decrease the inverse correlation between the performance of the Fund and GM and may hinder the Fund’s

Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
General Motors Company Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, GM faces the risks of failing to deliver or develop new products could impact results; failure to attract or retain key personnel; design and introduction of new vehicles must be timely; long term success is reliant on development of and consumer adoption of electric vehicles; intense competition; climate change, including changing regulations related to emissions; global automobile market sales volumes may be volatile and subject to additional regulations; inflationary pressures and increased costs of commodities or raw materials would impact performance; disruption of a manufacturing facility or a supplier’s operations would disrupt production schedules; public health crises could disrupt business operations; providing financial services to customers and dealers can be volatile; as well as risks related to intellectual property, government regulations, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — General Motors Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of GM and make no representation as to the performance of GM. Investing in the Fund is not equivalent to investing in GM. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to GM.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of GM. Significant short-term price movements in GM could adversely impact the performance of both GM and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of GM.
Concentration Risk — The Fund will be concentrated in a particular security, GM, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and automobiles industry (the risks of which are described below), the same industry and/or sector to which GM is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact GM and/or consumer discretionary sector and automobiles industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Automotive Companies Risk — The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with
Direxion Shares ETF Trust Prospectus

environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to GM, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.

Direxion Shares ETF Trust Prospectus

Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily HOOD Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily HOOD Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Robinhood Markets, Inc. (NASDAQ: HOOD) ("HOOD"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of HOOD for that period. Longer holding periods and higher volatility of HOOD increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of HOOD may affect the Fund’s return as much as, or more than, the return of HOOD. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of HOOD for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if HOOD’s performance is flat, and it is possible that the Fund will lose money even if HOOD’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of HOOD. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to HOOD, consistent with the Fund’s investment objective.
Robinhood Markets, Inc. is a financial services platform, which engages in the provision of retail brokerage and offers trading

Direxion Shares ETF Trust Prospectus

in U.S. listed stocks and Exchange Traded Funds, related options, and cryptocurrency trading, as well as cash management, which includes debit cards services. The company was founded in 2013 and is headquartered in Menlo Park, California. HOOD is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Robinhood Markets, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-40691 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Robinhood Markets, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, HOOD is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in HOOD that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short HOOD exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of HOOD. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to HOOD is consistent with the Fund’s investment objective. The impact of HOOD’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of HOOD has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of HOOD has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Robinhood Markets, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Robinhood Markets, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of HOOD have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Robinhood Markets, Inc. could affect the value of the Fund’s investments with respect to HOOD and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of HOOD rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when HOOD’s daily return decreases. The Fund’s assets will decrease in value when HOOD’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of HOOD approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to HOOD or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to HOOD, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of HOOD’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of HOOD during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of HOOD. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of HOOD.
As shown in the chart below, the Fund would be expected to lose 6.04% if HOOD provided no return over a one year period during which HOOD experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if HOOD’s return is flat. For instance, if HOOD’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of HOOD and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of HOOD. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
HOOD’s annualized historical volatility rate for the period from July 28, 2021 (the offering date of HOOD) to December 31, 2025 was 74.00%. HOOD's highest volatility rate for any one full calendar year for the period from July 28, 2021 (the offering date of HOOD) through December 31, 2025 was 109.42% and volatility for a shorter period of time may have been substantially higher. HOOD’s annualized performance for the period from July 28, 2021 (the offering date of HOOD) to December 31, 2025 was 30.46%. Historical volatility and performance are not indications of what the volatility and performance of HOOD will be in the future. The volatility of instruments that reflect the value of HOOD, such as swaps, may differ from the volatility of HOOD.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.

Direxion Shares ETF Trust Prospectus

Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to HOOD that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to HOOD and therefore achieve its daily inverse investment objective. The Fund’s exposure to HOOD is impacted by HOOD’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to HOOD at the end of each day. The possibility of the Fund being materially over- or under-exposed to HOOD increases on days when HOOD is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) HOOD. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with HOOD or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to HOOD, resulting in the Fund not performing
Direxion Shares ETF Trust Prospectus

as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to HOOD. Any of these factors could decrease the inverse correlation between the performance of the Fund and HOOD and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Robinhood Markets, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of HOOD and make no representation as to the performance of HOOD. Investing in the Fund is not equivalent to investing in HOOD. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to HOOD.
Robinhood Markets, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Robinhood Markets, Inc. shares face risks associated with: growth may be difficult to maintain; limited operation experience at current scale; results of operations fluctuate; changes in transaction-based revenue would have an adverse impact; direct and indirect exposure to fluctuating interest rates; failure to comply with “best execution” requirements; ability to obtain adequate capital and financing; harm of brand and reputation; failure of financial institutions used would cause substantial losses; changing business, economic and political conditions; ability to attract and retain key employees and maintain a secure business system; expansion of business into foreign markets; exposure to funding losses; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of HOOD.
Significant short-term price movements in HOOD could adversely impact the performance of both HOOD and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of HOOD.
Concentration Risk — The Fund will be concentrated in a particular security, HOOD, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which HOOD is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact HOOD and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by

Direxion Shares ETF Trust Prospectus

well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to HOOD, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply
Direxion Shares ETF Trust Prospectus

and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily INTC Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily INTC Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Intel Corporation (NASDAQ: INTC) ("INTC). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of INTC for that period. Longer holding periods and higher volatility of INTC increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of INTC may affect the Fund’s return as much as, or more than, the return of INTC. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of INTC for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if INTC’s performance is flat, and it is possible that the Fund will lose money even if INTC’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of INTC. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to INTC, consistent with the Fund’s investment objective.
Intel Corporation engages in the design, manufacture, and sale of computer products and technologies. The company
Direxion Shares ETF Trust Prospectus

was founded in 1968, and is headquartered in Santa Clara, California. INTC is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Intel Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-06217 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Intel Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, INTC is assigned to the information technology sector and semiconductor industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in INTC that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short INTC exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and semiconductor industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and semiconductor industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of INTC. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to INTC is consistent with the Fund’s investment objective. The impact of INTC’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of INTC has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of INTC has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Intel Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Intel Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of INTC have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Intel Corporation could affect the value of the Fund’s investments with respect to INTC and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of INTC rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when INTC’s daily return decreases. The Fund’s assets will decrease in value when INTC’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of INTC approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to INTC or limited liquidity related to the reference asset of the underlying short position, which

Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to INTC, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of INTC’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of INTC during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of INTC. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of INTC.
As shown in the chart below, the Fund would be expected to lose 6.04% if INTC provided no return over a one year period during which INTC experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if INTC’s return is flat. For instance, if INTC’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of INTC and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of INTC. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
INTC’s annualized historical volatility rate for the five year period ended December 31, 2025 was 46.24%. INTC’s highest volatility rate for any one calendar year during the five year period was 62.22% and volatility for a shorter period of time may have been substantially higher. INTC’s annualized performance for the five-year period ended December 31, 2025 was -3.9%. Historical volatility and performance are not indications of what INTC volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to INTC that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to INTC and therefore achieve its daily inverse investment objective. The Fund’s exposure to INTC is impacted by INTC’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to INTC at the end of each day. The possibility of the Fund being materially over- or under-exposed to INTC increases on days when INTC is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) INTC. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with INTC or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to INTC, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to INTC. Any of these factors could decrease the inverse correlation between the performance of the Fund and INTC and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Intel Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of INTC and make no representation as to the performance of INTC. Investing in the Fund is not equivalent to investing in INTC. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to INTC.
Intel Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Intel Corporation shares face risks associated with: intense competition; rapidly changing industry; long-term risky investments in research and development may not benefit the company; development and implementation of semiconductor products is uncertain; changes in demand and margins; macroeconomic conditions are uncontrollable; use of artificial intelligence is rapidly evolving; complexities of the global supply chain; products may have defects or other issues; security vulnerabilities; cybersecurity attacks; intellectual property risks; ability to retain and attract qualified talent; fluctuations in currency exchange rates; catastrophic events are impossible to predict and can have a material adverse effect; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of INTC. Significant short-term price movements in INTC could adversely impact the performance of both INTC and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of INTC.
Concentration Risk — The Fund will be concentrated in a particular security, INTC, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and semiconductor industry (the risks of which are described below), the same industry and/or sector to which INTC is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact INTC and/or information technology sector and semiconductor industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Semiconductor Industry Risk– Semiconductor companies may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause
Direxion Shares ETF Trust Prospectus

production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to INTC, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s

Direxion Shares ETF Trust Prospectus

creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Direxion Shares ETF Trust Prospectus

Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily KO Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily KO Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of The Coca-Cola Company (NYSE: KO) ("KO"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of KO for that period. Longer holding periods and higher volatility of KO increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of KO may affect the Fund’s return as much as, or more than, the return of KO. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of KO for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if KO’s performance is flat, and it is possible that the Fund will lose money even if KO’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of KO. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to KO, consistent with the Fund’s investment objective.
The Coca-Cola Company engages in the manufacturing and marketing of non-alcoholic beverages. It operates through
Direxion Shares ETF Trust Prospectus

the following segments: Europe, Middle East and Africa, Latin America, North America, Asia Pacific, Global Ventures, and Bottling Investments. The company was founded in 1886 and is headquartered in Atlanta, Georgia. KO is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by The Coca-Cola Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-02217 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding The Coca-Cola Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, KO is assigned to the consumer staples industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in KO that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short KO exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of KO. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to KO is consistent with the Fund’s investment objective. The impact of KO’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of KO has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of KO has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding The Coca-Cola Company from the publicly available documents described above. Neither the
Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding The Coca-Cola Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of KO have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning The Coca-Cola Company could affect the value of the Fund’s investments with respect to KO and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of KO rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when KO’s daily return decreases. The Fund’s assets will decrease in value when KO’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of KO approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,

Direxion Shares ETF Trust Prospectus

reduced correlation to KO or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to KO, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of KO’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of KO during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of KO. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of KO.
As shown in the chart below, the Fund would be expected to lose 6.04% if KO provided no return over a one year period during which KO experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if KO’s return is flat. For instance, if KO’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of KO and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of KO. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
KO’s annualized historical volatility rate for the five year period ended December 31, 2025 was 16.00%. KO’s highest volatility rate for any one calendar year during the five year period was 19.81% and volatility for a shorter period of time may have been substantially higher. KO’s annualized performance for the five-year period ended December 31, 2025 was 8.18%. Historical volatility and performance are not indications of what KO volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to KO that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to KO and therefore achieve its daily inverse investment objective. The Fund’s exposure to KO is impacted by KO’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to KO at the end of each day. The possibility of the Fund being materially over- or under-exposed to KO increases on days when KO is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) KO. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with KO or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to KO, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to KO. Any of these factors could decrease the inverse correlation between the performance of the Fund and KO and may hinder the Fund’s

Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — The Coca-Cola Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of KO and make no representation as to the performance of KO. Investing in the Fund is not equivalent to investing in KO. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to KO.
The Coca-Cola Company Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Coca-Cola Company shares face risks associated with: potential for changes in the economic and geopolitical conditions; increased competition; failure of innovation; changes in retail landscape; inability to expand business into emerging and developing countries; ability to attract and retain key employees; disruptions in the supply chain; reliance on third-party service providers; labor disputes; changes in consumer demands; perceived negative effects of certain ingredients; product safety and health concerns; negative publicity; reliance on bottling partners; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of KO. Significant short-term price movements in KO could adversely impact the performance of both KO and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of KO.
Concentration Risk — The Fund will be concentrated in a particular security, KO, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which KO is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact KO and/or consumer staples sector.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the
Direxion Shares ETF Trust Prospectus

Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to KO, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility.

Direxion Shares ETF Trust Prospectus

Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily LCID Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily LCID Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Lucid Group, Inc. (NASDAQ: LCID) ("LCID"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of LCID for that period. Longer holding periods and higher volatility of LCID increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of LCID may affect the Fund’s return as much as, or more than, the return of LCID. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of LCID for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if LCID’s performance is flat, and it is possible that the Fund will lose money even if LCID’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of LCID. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to LCID, consistent with the Fund’s investment objective.
Lucid Group, Inc. manufactures electric vehicles. It designs, develops, and builds energy storage systems for electric

Direxion Shares ETF Trust Prospectus

vehicles and supplies automakers with the battery pack system needed to power hybrid, plug-in, and electric vehicles. The company was founded in December 2007 and is headquartered in Newark, California. LCID is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Lucid Group, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39408 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Lucid Group, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, LCID is assigned to the consumer discretionary sector and the automotive industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in LCID that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short LCID exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the automotive industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the automotive industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of LCID. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to LCID is consistent with the Fund’s investment objective. The impact of LCID’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of LCID has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of LCID has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Lucid Group, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Lucid Group, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of LCID have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Lucid Group, Inc. could affect the value of the Fund’s investments with respect to LCID and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of LCID rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when LCID’s daily return decreases. The Fund’s assets will decrease in value when LCID’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of LCID approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to LCID or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to LCID, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of LCID’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of LCID during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of LCID. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of LCID.
As shown in the chart below, the Fund would be expected to lose 6.04% if LCID provided no return over a one year period during which LCID experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if LCID’s return is flat. For instance, if LCID’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of LCID and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of LCID. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
LCID’s annualized historical volatility rate for the period from July 26, 2021 (the offering date of LCID) to December 31, 2025 was 82.29%. LCID's highest volatility rate for any one full calendar year for the period from July 26, 2021 (the offering date of LCID) through December 31, 2025 was 95.31% and volatility for a shorter period of time may have been substantially higher. LCID’s annualized performance for the period from July 26, 2021 (the offering date of LCID) to December 31, 2025 was -51.77%. Historical volatility and performance are not indications of what the volatility and performance of LCID will be in the future. The volatility of instruments that reflect the value of LCID, such as swaps, may differ from the volatility of LCID.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.

Direxion Shares ETF Trust Prospectus

Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to LCID that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to LCID and therefore achieve its daily inverse investment objective. The Fund’s exposure to LCID is impacted by LCID’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to LCID at the end of each day. The possibility of the Fund being materially over- or under-exposed to LCID increases on days when LCID is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) LCID. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with LCID or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to LCID, resulting in the Fund not performing as expected. The Fund may be subject to large movements
Direxion Shares ETF Trust Prospectus

of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to LCID. Any of these factors could decrease the inverse correlation between the performance of the Fund and LCID and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Lucid Group, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of LCID and make no representation as to the performance of LCID. Investing in the Fund is not equivalent to investing in LCID. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to LCID.
Lucid Group, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Lucid Group, Inc. shares face risks associated with: limited operating history and future business prospects; historical net losses continuing; an inability to control substantial costs; cancellable orders; a global downtown or recession; dependence on a single model of vehicle; the cancellation of or inability to fulfill a large contract from Saudi Arabia; dependence on brand image; no third-party retail product distribution and service network; consumers’ adoption of electric vehicles; changing international business operations; significant barriers to entry and competition in the automotive industry; elimination or reduction of government initiatives; an inability to offer attractive leasing and financing options; development of technology related to autonomous driving advanced driving assistance; low gas prices hampering demand; supply chain complexities; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of LCID. Significant short-term price movements in LCID could adversely impact the performance of both LCID and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of LCID.
Concentration Risk — The Fund will be concentrated in a particular security, LCID, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the automotive industry (the risks of which are described below), the same industry and/or sector to which LCID is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact LCID and/or consumer discretionary sector and the automotive industry.
Electric and Autonomous Vehicles Company Risk —
Electric and autonomous vehicles companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric and autonomous vehicles companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Electric and autonomous vehicles companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Electric and autonomous vehicles companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of electric and autonomous vehicles companies may be concentrated in a particular country, region or industry,

Direxion Shares ETF Trust Prospectus

including in emerging markets. Any adverse event affecting one of these countries, regions or industries could have a negative impact on electric and autonomous vehicles companies.
Automotive Companies Risk — The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to LCID, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of
Direxion Shares ETF Trust Prospectus

which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information

Direxion Shares ETF Trust Prospectus

regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily LUV Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily LUV Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Southwest Airlines Co. (NYSE: LUV) ("LUV"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of LUV for that period. Longer holding periods and higher volatility of LUV increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of LUV may affect the Fund’s return as much as, or more than, the return of LUV. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of LUV for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if LUV’s performance is flat, and it is possible that the Fund will lose money even if LUV’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of LUV. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to LUV, consistent with the Fund’s investment objective.
Southwest Airlines Co. engages in the operation and management of a passenger airline. The company was

Direxion Shares ETF Trust Prospectus

founded in1967 and is headquartered in Dallas, TX. LUV is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Southwest Airlines Co. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-7259 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Southwest Airlines Co. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, LUV is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in LUV that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short LUV exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of LUV. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to LUV is consistent with the Fund’s investment objective. The impact of LUV’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of LUV has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of LUV has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Southwest Airlines Co. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Southwest Airlines Co. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of LUV have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Southwest Airlines Co. could affect the value of the Fund’s investments with respect to LUV and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of LUV rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when LUV’s daily return decreases. The Fund’s assets will decrease in value when LUV’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of LUV approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to LUV or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund
Direxion Shares ETF Trust Prospectus

were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to LUV, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of LUV’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of LUV during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of LUV. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of LUV.
As shown in the chart below, the Fund would be expected to lose 6.04% if LUV provided no return over a one year period during which LUV experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if LUV’s return is flat. For instance, if LUV’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of LUV and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of LUV. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
LUV’s annualized historical volatility rate for the five year period ended December 31, 2025 was 36.36%. LUV’s highest volatility rate for any one calendar year during the five year period was 42.67% and volatility for a shorter period of time may have been substantially higher. LUV’s annualized performance for the five-year period ended December 31, 2025 was -0.96%. Historical volatility and performance are not indications of what LUV volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to LUV that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to LUV and therefore achieve its daily inverse investment objective. The Fund’s exposure to LUV is impacted by LUV’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to LUV at the end of each day. The possibility of the Fund being materially over- or under-exposed to LUV increases on days when LUV is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) LUV. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with LUV or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to LUV, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to LUV. Any of these factors could decrease the inverse correlation between the performance of the Fund and LUV and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Southwest Airlines Co. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, LUV faces the risks of economic downturns; inability to compete as low cost carrier; increasing insurance costs; intense competition; reliance on a single manufacturer for aircraft and engines; labor disputes; extreme weather conditions; extensive governmental regulations, including environmental regulations; international operations may cause additional management concerns; reputational harm; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Southwest Airlines Co. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of LUV and make no representation as to the performance of LUV. Investing in the Fund is not equivalent to investing in LUV. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to LUV.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of LUV. Significant short-term price movements in LUV could adversely impact the performance of both LUV and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of LUV.
Concentration Risk — The Fund will be concentrated in a particular security, LUV, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which LUV is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact LUV and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to

Direxion Shares ETF Trust Prospectus

maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to LUV, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply
Direxion Shares ETF Trust Prospectus

and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily MARA Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily MARA Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of MARA Holdings, Inc. (NASDAQ: MARA) ("MARA"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of MARA for that period. Longer holding periods and higher volatility of MARA increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of MARA may affect the Fund’s return as much as, or more than, the return of MARA. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of MARA for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if MARA’s performance is flat, and it is possible that the Fund will lose money even if MARA’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of MARA. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to MARA, consistent with the Fund’s investment objective.
MARA Holdings, Inc. is a digital asset technology company, which engages in mining cryptocurrencies with a focus on
Direxion Shares ETF Trust Prospectus

the Bitcoin ecosystem. It also deals with owning and operating bitcoin mining facilities or data centers, selling proprietary software or technology to third parties operating in the Bitcoin ecosystem, offering advisory and consulting services to support Bitcoin mining ventures in domestic and international jurisdictions, and generating electricity from renewable energy resources or methane gas capture to power Bitcoin mining projects. The company was founded in 2010 and is headquartered in Fort Lauderdale, Florida. MARA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MARA Holdings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-36555 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding MARA Holdings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, MARA is assigned to the information technology sector and software industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in MARA that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short MARA exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and the software industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and the software industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of MARA. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to MARA is consistent with the Fund’s investment objective. The impact of MARA’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of MARA has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of MARA has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding MARA Holdings, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding MARA Holdings, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MARA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning MARA Holdings, Inc. could affect the value of the Fund’s investments with respect to MARA and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of MARA rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when MARA’s daily return decreases. The Fund’s assets will decrease in value when MARA’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of MARA approaches a 100% increase at any point in the day, an investor could lose their entire

Direxion Shares ETF Trust Prospectus

investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to MARA or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to MARA, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of MARA’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of MARA during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of MARA. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of MARA.
As shown in the chart below, the Fund would be expected to lose 6.04% if MARA provided no return over a one year period during which MARA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if MARA’s return is flat. For instance, if MARA’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of MARA and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of MARA. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
MARA’s annualized historical volatility rate for the five year period ended December 31, 2025 was 114.92%. MARA’s highest volatility rate for any one calendar year during the five year period was 134.62% and volatility for a shorter period of time may have been substantially higher. MARA’s annualized performance for the five-year period ended December 31, 2025 was -2.97%. Historical volatility and performance are not indications of what MARA volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Direxion Shares ETF Trust Prospectus

Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to MARA that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to MARA and therefore achieve its daily inverse investment objective. The Fund’s exposure to MARA is impacted by MARA’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to MARA at the end of each day. The possibility of the Fund being materially over- or under-exposed to MARA increases on days when MARA is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) MARA. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with MARA or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to MARA, resulting in the Fund not performing

Direxion Shares ETF Trust Prospectus

as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to MARA. Any of these factors could decrease the inverse correlation between the performance of the Fund and MARA and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — MARA Holdings, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of MARA and make no representation as to the performance of MARA. Investing in the Fund is not equivalent to investing in MARA. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to MARA.
MARA Holdings, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, MARA Holdings, Inc. shares face risks associated with: bitcoin and bitcoin prices are highly volatile; the regulatory environment of bitcoin is ever evolving; failure to grow hash rate could result in the operations to suffer; potential for the disruptions of the crypto asset markets; geopolitical and economic crisis; open-source structure of the Bitcoin network protocol could adversely impact operations; potential for “forks” in the blockchain; mining and processing irregularities; reliance on immersion-cooling; loss or destruction of private keys may be irreversible; security threats; ability to adapt to changing technology; limitation of legal recourse available; security breaches, privacy concerns and cybersecurity attacks; reliance on third-party hosting; intellectual property rights claims may adversely affect operations; reliance on key personnel; prolonged power or internet outages; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of MARA. Significant short-term price movements in MARA could adversely impact the performance of both MARA and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of MARA.
Concentration Risk — The Fund will be concentrated in a particular security, MARA, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and the software industry (the risks of which are described below), the same industry and/or sector to which MARA is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact MARA and/or information technology sector and the software industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Direxion Shares ETF Trust Prospectus

Software Industry Risk — Companies that develop and implement computer software can face risks associated with intense competition, especially in new product development, deployment and delivery, product obsolescence or saturation, cybersecurity risks as well as changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Crypto Industry Investing Risk— Companies in the crypto industry are subject to various risks, including the inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. Crypto asset markets are also relatively new markets, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation. Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to MARA, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Direxion Shares ETF Trust Prospectus

Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S.
and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Direxion Shares ETF Trust Prospectus

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily MRVL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily MRVL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Marvell Technology, Inc. (NASDAQ: MRVL) ("MRVL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of MRVL for that period. Longer holding periods and higher volatility of MRVL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of MRVL may affect the Fund’s return as much as, or more than, the return of MRVL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of MRVL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if MRVL’s performance is flat, and it is possible that the Fund will lose money even if MRVL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of MRVL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to MRVL, consistent with the Fund’s investment objective.
Marvell Technology, Inc. engages in the design, development, and sale of integrated circuits. The company was founded
Direxion Shares ETF Trust Prospectus

in 1995 and is headquartered in Wilmington, DE. MRVL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Marvell Technology, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-40357 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Marvell Technology, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, MRVL is assigned to the information technology sector and semiconductor industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in MRVL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short MRVL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and semiconductor industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and semiconductor industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of MRVL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to MRVL is consistent with the Fund’s investment objective. The impact of MRVL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of MRVL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of MRVL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Marvell Technology, Inc. from the publicly available documents described above. Neither the
Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Marvell Technology, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MRVL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Marvell Technology, Inc. could affect the value of the Fund’s investments with respect to MRVL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of MRVL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when MRVL’s daily return decreases. The Fund’s assets will decrease in value when MRVL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of MRVL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,

Direxion Shares ETF Trust Prospectus

reduced correlation to MRVL or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to MRVL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of MRVL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of MRVL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of MRVL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of MRVL.
As shown in the chart below, the Fund would be expected to lose 6.04% if MRVL provided no return over a one year period during which MRVL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if MRVL’s return is flat. For instance, if MRVL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of MRVL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of MRVL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
MRVL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 58.03%. MRVL’s highest volatility rate for any one calendar year during the five year period was 69.91% and volatility for a shorter period of time may have been substantially higher. MRVL’s annualized performance for the five-year period ended December 31, 2025 was 12.75%. Historical volatility and performance are not indications of what MRVL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to MRVL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to MRVL and therefore achieve its daily inverse investment objective. The Fund’s exposure to MRVL is impacted by MRVL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to MRVL at the end of each day. The possibility of the Fund being materially over- or under-exposed to MRVL increases on days when MRVL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) MRVL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with MRVL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to MRVL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to MRVL. Any of these factors could decrease the inverse correlation between the performance of the Fund and MRVL and may hinder

Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Marvell Technology, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, MRVL faces the risks of must maintain the ability to design and develop products in a rapidly changing environment; reliance on a limited customer base; macroeconomic conditions would impact operations; tariffs and trade restrictions with China; customer orders may be canceled, rescheduled or deferred; intense competition; competitive cost structure must be maintained; retaining and attracting key personnel; seasonality of demand; failures of manufacturing lines; climate change and other natural disasters; impacts of future pandemics, as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Marvell Technology, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of MRVL and make no representation as to the performance of MRVL. Investing in the Fund is not equivalent to investing in MRVL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to MRVL.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of MRVL. Significant short-term price movements in MRVL could adversely impact the performance of both MRVL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of MRVL.
Concentration Risk — The Fund will be concentrated in a particular security, MRVL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and semiconductor industry (the risks of which are described below), the same industry and/or sector to which MRVL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact MRVL and/or information technology sector and semiconductor industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Semiconductor Industry Risk– Semiconductor companies may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials,
Direxion Shares ETF Trust Prospectus

equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to MRVL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with

Direxion Shares ETF Trust Prospectus

a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or
Direxion Shares ETF Trust Prospectus

investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily NKE Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily NKE Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the Class B Shares of NIKE, Inc. (NYSE: NKE) ("NKE"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of NKE for that period. Longer holding periods and higher volatility of NKE increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of NKE may affect the Fund’s return as much as, or more than, the return of NKE. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of NKE for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if NKE’s performance is flat, and it is possible that the Fund will lose money even if NKE’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of NKE. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to NKE, consistent with the Fund’s investment objective.
NIKE, Inc. engages in the design, development, marketing, and sale of athletic footwear, apparel, accessories, equipment,
Direxion Shares ETF Trust Prospectus

and services. The company was founded in 1964 and is headquartered in Beaverton, OR. NKE is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NIKE, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-10635 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NIKE, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, NKE is assigned to the consumer discretionary sector and textiles, apparel & luxury goods industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in NKE that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short NKE exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and textiles, apparel & luxury goods industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and textiles, apparel & luxury goods industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of NKE. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to NKE is consistent with the Fund’s investment objective. The impact of NKE’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of NKE has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of NKE has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding NIKE, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding NIKE, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NKE have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning NIKE, Inc. could affect the value of the Fund’s investments with respect to NKE and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of NKE rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when NKE’s daily return decreases. The Fund’s assets will decrease in value when NKE’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of NKE approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to NKE or limited liquidity related to

Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to NKE, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of NKE’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of NKE during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of NKE. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of NKE.
As shown in the chart below, the Fund would be expected to lose 6.04% if NKE provided no return over a one year period during which NKE experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if NKE’s return is flat. For instance, if NKE’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of NKE and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of NKE. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
NKE’s annualized historical volatility rate for the five year period ended December 31, 2025 was 34.86%. NKE’s highest volatility rate for any one calendar year during the five year period was 42.38% and volatility for a shorter period of time may have been substantially higher. NKE’s annualized performance for the five-year period ended December 31, 2025 was -13.52%. Historical volatility and performance are not indications of what NKE volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to NKE that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to NKE and therefore achieve its daily inverse investment objective. The Fund’s exposure to NKE is impacted by NKE’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to NKE at the end of each day. The possibility of the Fund being materially over- or under-exposed to NKE increases on days when NKE is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) NKE. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with NKE or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to NKE, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to NKE. Any of these factors could decrease the inverse correlation between the performance of the Fund and NKE and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
NIKE, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, NKE faces the risks of economic downturns; intense competition; inflationary pressure as well as changing currency rates; climate change and related regulatory changes; extreme weather and natural disasters; pandemic impacts or other public health emergencies; brand or reputational harm; inability to anticipate customer preferences and demands; reliance on innovation; seasonal demands; failing to obtain and maintain high-quality endorsement deals; reliance on technology; consolidation of retailers; concentration in manufacturing; competition for prime real estate; international operations, including overseas sourcing, manufacturing and financing; global distribution disruptions; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — NIKE, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of NKE and make no representation as to the performance of NKE. Investing in the Fund is not equivalent to investing in NKE. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to NKE.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of NKE. Significant short-term price movements in NKE could adversely impact the performance of both NKE and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of NKE.
Concentration Risk — The Fund will be concentrated in a particular security, NKE, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and textiles, apparel & luxury goods industry (the risks of which are described below), the same industry and/or sector to which NKE is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact NKE and/or consumer discretionary sector and textiles, apparel & luxury goods industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Textiles, Apparel & Luxury Goods Industry Risk - Companies in the textiles, apparel and luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. These companies may be subject to changes in consumer preferences, and technologies employed by companies in the textiles, apparel and luxury goods industry may become obsolete. The success of companies in the textiles, apparel and luxury goods industry may depend heavily on the consumer spending of a relatively small segment of the general population and changes in consumer taste among such segment of the population can also affect the demand for, and success of, such companies. Since these types of companies are dependent on consumer spending, they can be especially sensitive to a decline in consumer confidence or any downturns in the broader economy. Demand for textiles, apparel and luxury goods may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by
Direxion Shares ETF Trust Prospectus

well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to NKE, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply

Direxion Shares ETF Trust Prospectus

and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily O Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily O Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Realty Income Corporation (NYSE: O) ("O"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of O for that period. Longer holding periods and higher volatility of O increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of O may affect the Fund’s return as much as, or more than, the return of O. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of O for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if O’s performance is flat, and it is possible that the Fund will lose money even if O’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of O. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to O, consistent with the Fund’s investment objective.
Realty Income Corporation is a real estate company, which engages in generating dependable monthly cash dividends

Direxion Shares ETF Trust Prospectus

from a consistent and predictable level of cash flow from operations. The company was founded in 1969 and is headquartered in San Diego, California. O is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Realty Income Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-13374 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Realty Income Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, O is assigned to the real estate sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in O that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short O exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the real estate sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the real estate sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of O. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to O is consistent with the Fund’s investment objective. The impact of O’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of O has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of O has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Realty Income Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Realty Income Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of O have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Realty Income Corporation could affect the value of the Fund’s investments with respect to O and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of O rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when O’s daily return decreases. The Fund’s assets will decrease in value when O’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of O approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to O or limited liquidity related to the
Direxion Shares ETF Trust Prospectus

reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to O, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of O’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of O during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of O. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of O.
As shown in the chart below, the Fund would be expected to lose 6.04% if O provided no return over a one year period during which O experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if O’s return is flat. For instance, if O’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of O and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of O. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
O’s annualized historical volatility rate for the five year period ended December 31, 2025 was 19.12%. O’s highest volatility rate for any one calendar year during the five year period was 22.41% and volatility for a shorter period of time may have been substantially higher. O’s annualized performance for the five-year period ended December 31, 2025 was 3.13%. Historical volatility and performance are not indications of what O volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap

Direxion Shares ETF Trust Prospectus

agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to O that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to O and therefore achieve its daily inverse investment objective. The Fund’s exposure to O is impacted by O’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to O at the end of each day. The possibility of the Fund being materially over- or under-exposed to O increases on days when O is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) O. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with O or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to O, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to O. Any of these factors could decrease the inverse correlation between the performance of the Fund and O and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets.
Direxion Shares ETF Trust Prospectus

Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Realty Income Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of O and make no representation as to the performance of O. Investing in the Fund is not equivalent to investing in O. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to O.
Realty Income Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with companies in the real estate sector, Realty Income Corporation shares face risks associated with: variability in the supply and demand of real estate; unknown environmental liability of being a property owner; failure to qualify as a REIT; changing regulations related to REITs; debt and preferred stock financing; real estate investment is illiquid; international investment comes with additional risks; property taxes may increase; regulations regarding gaming facilities may change; compliance with the Americans with Disabilities Act of 1990 and regulations promulgated thereunder; climate change impacts are hard to predict; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of O. Significant short-term price movements in O could adversely impact the performance of both O and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of O.
Concentration Risk — The Fund will be concentrated in a particular security, O, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the real estate sector (the risks of which are described below), the same industry and/or sector to which O is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact O and/or real estate sector.
Real Estate Sector Risk - Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

Direxion Shares ETF Trust Prospectus

Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to O, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay
Direxion Shares ETF Trust Prospectus

for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily PDD Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily PDD Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the American depositary receipts of PDD Holdings Inc. (NASDAQ: PDD) ("PDD"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of PDD for that period. Longer holding periods and higher volatility of PDD increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of PDD may affect the Fund’s return as much as, or more than, the return of PDD. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of PDD for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if PDD’s performance is flat, and it is possible that the Fund will lose money even if PDD’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of PDD. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to PDD, consistent with the Fund’s investment objective.
PDD Holdings, Inc. is a multinational commerce group that owns and operates a portfolio of businesses. The Company
Direxion Shares ETF Trust Prospectus

was founded in 2015 and is headquartered in Dublin, Ireland. PDD is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by PDD Holdings Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38591 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding PDD Holdings Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, PDD is assigned to the consumer discretionary sector and retail industry. PDD is a Chinese-based company and is traded as an American Depositary Receipt ("ADR") in the United States.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in PDD that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short PDD exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and retail industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and retail industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of PDD. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to PDD is consistent with the Fund’s investment objective. The impact of PDD’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of PDD has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of PDD has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding PDD Holdings Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding PDD Holdings Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PDD have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning PDD Holdings Inc. could affect the value of the Fund’s investments with respect to PDD and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of PDD rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when PDD’s daily return decreases. The Fund’s assets will decrease in value when PDD’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of PDD approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to PDD or limited liquidity related to

Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to PDD, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of PDD’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of PDD during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of PDD. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of PDD.
As shown in the chart below, the Fund would be expected to lose 6.04% if PDD provided no return over a one year period during which PDD experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if PDD’s return is flat. For instance, if PDD’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of PDD and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of PDD. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
PDD’s annualized historical volatility rate for the five year period ended December 31, 2025 was 70.16%. PDD’s highest volatility rate for any one calendar year during the five year period was 103.25% and volatility for a shorter period of time may have been substantially higher. PDD’s annualized performance for the five-year period ended December 31, 2025 was -8.59%. Historical volatility and performance are not indications of what PDD volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to PDD that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to PDD and therefore achieve its daily inverse investment objective. The Fund’s exposure to PDD is impacted by PDD’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to PDD at the end of each day. The possibility of the Fund being materially over- or under-exposed to PDD increases on days when PDD is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) PDD. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with PDD or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to PDD, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to PDD. Any of these factors could decrease the inverse correlation between the performance of the Fund and PDD and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
PDD Holdings Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PDD faces the risks of historical performance may not predict future performance; difficult to anticipate customers’ preferences; brand or reputational harm; intense competition; laws and regulations governing the business are complex and ever changing; liability associated with sale of counterfeit or otherwise illegal or unauthorized products; claims submitted under consumer protection laws; running an international corporate structure with multi-jurisdictional operations, including significant business in China; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — PDD Holdings Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of PDD and make no representation as to the performance of PDD. Investing in the Fund is not equivalent to investing in PDD. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to PDD.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of PDD. Significant short-term price movements in PDD could adversely impact the performance of both PDD and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of PDD.
Chinese Securities Risks — Although the economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the PRC. Due to PRC government economic reforms during the last thirty years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms.
In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. In addition, in recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Laws and regulations in China are less well-developed and may not be enforced, and court decisions do not establish binding precedent. In addition, laws and regulations may change with little or no advance notice. Accordingly, there is little assurance about the effect of laws and regulations, including those regarding foreign investment in Chinese securities. The PRC government strictly regulates foreign currency transactions, effectively controlling the flow of capital into and out of China. The Chinese authorities can intervene in the operations and structure of Chinese companies.
The Chinese economy is export-driven and highly reliant on trade. China’s maintenance of relationships with its primary trading partners, such as the U.S., Japan, South Korea and countries in the European Union, is critical to the Chinese economy. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
Inflation has historically been an issue in China, and the taxation of investments in China remains unsettled. Chinese issuers and the Fund, as an investor in such issuers, could be subject to retroactive taxation. There also remains a risk that assets or investments in China will be nationalized or expropriated. China’s securities markets can be more volatile than other global markets and issuers in them are not typically required to provide the same amount or quality of information, including financial information, as U.S.
Direxion Shares ETF Trust Prospectus

companies. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally have little to no recourse due to the lack of remedies available in China, and the difficulty of pursuing and enforcing remedies.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
American Depositary Receipt (“ADRs”) Risk — ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Concentration Risk — The Fund will be concentrated in a particular security, PDD, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and retail industry (the risks of which are described below), the same industry and/or sector to which PDD is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact PDD and/or consumer discretionary sector and retail industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retail industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods,

Direxion Shares ETF Trust Prospectus

the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to PDD, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Direxion Shares ETF Trust Prospectus

Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions.
The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily PYPL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily PYPL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of PayPal Holdings, Inc. (NASDAQ: PYPL) ("PYPL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of PYPL for that period. Longer holding periods and higher volatility of PYPL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of PYPL may affect the Fund’s return as much as, or more than, the return of PYPL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of PYPL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if PYPL’s performance is flat, and it is possible that the Fund will lose money even if PYPL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of PYPL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to PYPL, consistent with the Fund’s investment objective.
PayPal Holdings, Inc. engages in the development of technology platforms that enable digital payments and
Direxion Shares ETF Trust Prospectus

simplifies commerce experiences on behalf of merchants and consumers worldwide. The firm also enables consumers to exchange funds with merchants using funding sources, which include bank account, PayPal account balance, PayPal Credit account, credit, and debit card or other stored value products. The company was founded in 1998 and is headquartered in San Jose, California. PYPL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by PayPal Holdings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-36859 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding PayPal Holdings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, PYPL is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in PYPL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short PYPL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of PYPL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to PYPL is consistent with the Fund’s investment objective. The impact of PYPL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of PYPL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of PYPL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding PayPal Holdings, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding PayPal Holdings, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PYPL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning PayPal Holdings, Inc. could affect the value of the Fund’s investments with respect to PYPL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of PYPL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when PYPL’s daily return decreases. The Fund’s assets will decrease in value when PYPL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of PYPL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.

Direxion Shares ETF Trust Prospectus

To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to PYPL or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to PYPL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of PYPL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of PYPL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of PYPL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of PYPL.
As shown in the chart below, the Fund would be expected to lose 6.04% if PYPL provided no return over a one year period during which PYPL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if PYPL’s return is flat. For instance, if PYPL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of PYPL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of PYPL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
PYPL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 41.72%. PYPL’s highest volatility rate for any one calendar year during the five year period was 60.00% and volatility for a shorter period of time may have been substantially higher. PYPL’s annualized performance for the five-year period ended December 31, 2025 was (24.21)%. Historical volatility and performance are not indications of what PYPL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic
Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to PYPL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to PYPL and therefore achieve its daily inverse investment objective. The Fund’s exposure to PYPL is impacted by PYPL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to PYPL at the end of each day. The possibility of the Fund being materially over- or under-exposed to PYPL increases on days when PYPL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) PYPL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with PYPL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to PYPL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to PYPL. Any of these factors could decrease the inverse correlation between the performance of the Fund and PYPL and may hinder the Fund’s

Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — PayPal Holdings, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of PYPL and make no representation as to the performance of PYPL. Investing in the Fund is not equivalent to investing in PYPL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to PYPL.
PayPal Holdings, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PayPal Holdings, Inc. shares face risks associated with: cybersecurity and technology issues; development of new technologies is difficult; business is subject to extensive government regulations and oversight, including cryptocurrency regulation; consumer protection laws are complex; standards against anti-money laundering and counter-terrorism financing are constantly increasing; data breaches and privacy concerns; landscape around artificial intelligence is rapidly evolving; intense competition; changes to payment networks may impact business operations; reliance on third-parties; ability to detect services for illegal activities is difficult; global economic conditions may change; brand integrity and reputation; reliance on counterparty financial institutions; ability to attract and maintain key personnel; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of PYPL. Significant short-term price movements in PYPL could adversely impact the performance of both PYPL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of PYPL.
Concentration Risk — The Fund will be concentrated in a particular security, PYPL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which PYPL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact PYPL and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Direxion Shares ETF Trust Prospectus

Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to PYPL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net

Direxion Shares ETF Trust Prospectus

asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily RBLX Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily RBLX Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Roblox Corporation (NYSE: RBLX) ("RBLX"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of RBLX for that period. Longer holding periods and higher volatility of RBLX increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of RBLX may affect the Fund’s return as much as, or more than, the return of RBLX. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of RBLX for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RBLX’s performance is flat, and it is possible that the Fund will lose money even if RBLX’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of RBLX. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to RBLX, consistent with the Fund’s investment objective.
Roblox Corporation engages in the provision of online gaming services. The company was founded in March 2004 and is

Direxion Shares ETF Trust Prospectus

headquartered in San Mateo, California. RBLX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Roblox Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39763 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Roblox Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RBLX is assigned to the communication services sector and the entertainment industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RBLX that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short RBLX exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and the entertainment industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the communication services sector and the entertainment industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RBLX. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RBLX is consistent with the Fund’s investment objective. The impact of RBLX’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RBLX has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RBLX has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Roblox Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Roblox Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RBLX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Roblox Corporation could affect the value of the Fund’s investments with respect to RBLX and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of RBLX rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when RBLX’s daily return decreases. The Fund’s assets will decrease in value when RBLX’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of RBLX approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to RBLX or limited liquidity related to the reference asset of the underlying short position, which
Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to RBLX, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of RBLX’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RBLX during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of RBLX. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of RBLX.
As shown in the chart below, the Fund would be expected to lose 6.04% if RBLX provided no return over a one year period during which RBLX experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RBLX’s return is flat. For instance, if RBLX’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of RBLX and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of RBLX. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
RBLX’s annualized historical volatility rate for the period from March 10, 2021 (the offering date of RBLX) to December 31, 2025 was 70.00%. RBLX's highest volatility rate for any one full calendar year for the period from March 10, 2021 (the offering date of RBLX) through December 31, 2025 was 97.43% and volatility for a shorter period of time may have been substantially higher. RBLX’s annualized performance for the period from March 10, 2021 (the offering date of RBLX) to December 31, 2025 was 3.24%. Historical volatility and performance are not indications of what the volatility and performance of RBLX will be in the future. The volatility of instruments that reflect the value of RBLX, such as swaps, may differ from the volatility of RBLX.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,

Direxion Shares ETF Trust Prospectus

the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RBLX that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to RBLX and therefore achieve its daily inverse investment objective. The Fund’s exposure to RBLX is impacted by RBLX’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RBLX at the end of each day. The possibility of the Fund being materially over- or under-exposed to RBLX increases on days when RBLX is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RBLX. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with RBLX or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RBLX, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RBLX. Any of these factors could decrease the inverse correlation between
Direxion Shares ETF Trust Prospectus

the performance of the Fund and RBLX and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Roblox Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RBLX and make no representation as to the performance of RBLX. Investing in the Fund is not equivalent to investing in RBLX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RBLX.
Roblox Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Roblox Corporation shares face risks associated with: historical losses may occur in the future; business seasonality; historical rapid growth may not be indicative of future growth; reliance on third-party operating systems and distribution channels; maintenance of brand and reputation; failure to retain and add new users; dependence on developers to develop new content; prolonged power or internet outages would impede business operations; lack of comprehensive encryption; security and data breaches; international expansion is complex; reliance on suppliers of certain components; use of platform for illegal activities; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of RBLX. Significant short-term price movements in RBLX could adversely impact the performance of both RBLX and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RBLX.
Concentration Risk — The Fund will be concentrated in a particular security, RBLX, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the communication services sector and the entertainment industry (the risks of which are described below), the same industry and/or sector to which RBLX is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact RBLX and/or communication services sector and the entertainment industry.
E-Gaming Companies Risk — E-Gaming companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. E-Gaming companies may be dependent on one, or a small number, of product or product franchises for a significant portion of their revenue and profits and they may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. E-Gaming companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, E-Gaming companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies could be negatively impacted by disruptions in service caused by hardware or software failure.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer

Direxion Shares ETF Trust Prospectus

information, or disruptions in services, which would have a material adverse effect on their businesses.
Entertainment Industry Risk — Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RBLX, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Direxion Shares ETF Trust Prospectus

Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.

Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily RDDT Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily RDDT Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the Class A common shares of Reddit, Inc. (NYSE: RDDT) ("RDDT"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of RDDT for that period. Longer holding periods and higher volatility of RDDT increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of RDDT may affect the Fund’s return as much as, or more than, the return of RDDT. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of RDDT for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RDDT’s performance is flat, and it is possible that the Fund will lose money even if RDDT’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of RDDT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to RDDT, consistent with the Fund’s investment objective.
Reddit, Inc. operates an entertainment, social networking, and news website where registered community members

Direxion Shares ETF Trust Prospectus

can submit content. The company was founded in 2005 and is headquartered in San Francisco, CA. RDDT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Reddit, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-41983 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Reddit, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RDDT is assigned to the communication services sector and interactive media & services industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RDDT that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short RDDT exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and interactive media & services industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the communication services sector and interactive media & services industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RDDT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RDDT is consistent with the Fund’s investment objective. The impact of RDDT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RDDT has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RDDT has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Reddit, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Reddit, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RDDT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Reddit, Inc. could affect the value of the Fund’s investments with respect to RDDT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of RDDT rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when RDDT’s daily return decreases. The Fund’s assets will decrease in value when RDDT’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of RDDT approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to RDDT or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to RDDT, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of RDDT’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RDDT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of RDDT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of RDDT.
As shown in the chart below, the Fund would be expected to lose 6.04% if RDDT provided no return over a one year period during which RDDT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RDDT’s return is flat. For instance, if RDDT’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of RDDT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of RDDT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
RDDT’s annualized historical volatility rate for the period from March 20, 2024 (the offering date of RDDT) to December 31, 2025 was 91.37%. RDDT's highest volatility rate for any one full calendar year for the period from March 20, 2024 (the offering date of RDDT) through December 31, 2025 was 96.45% and volatility for a shorter period of time may have been substantially higher. RDDT’s annualized performance for the period from March 20, 2024 (the offering date of RDDT) to December 31, 2025 was 191.99%. Historical volatility and performance are not indications of what the volatility and performance of RDDT will be in the future. The volatility of instruments that reflect the value of RDDT, such as swaps, may differ from the volatility of RDDT.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.

Direxion Shares ETF Trust Prospectus

Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RDDT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to RDDT and therefore achieve its daily inverse investment objective. The Fund’s exposure to RDDT is impacted by RDDT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RDDT at the end of each day. The possibility of the Fund being materially over- or under-exposed to RDDT increases on days when RDDT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RDDT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with RDDT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RDDT, resulting in the Fund not performing as expected. The Fund may be subject to large movements
Direxion Shares ETF Trust Prospectus

of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RDDT. Any of these factors could decrease the inverse correlation between the performance of the Fund and RDDT and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Reddit, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, RDDT faces the risks of inability to increase or retain user base; content contribution reductions; brand and reputational harm; changes in internet search algorithms; operations may fluctuate and monetization of business is in the early stages; failure to attract new advertisers; expansion may slow; interoperation with operating systems, networks, devices, etc. is integral to operations; intense competition; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Non-Affiliation Risk — Reddit, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RDDT and make no representation as to the performance of RDDT. Investing in the Fund is not equivalent to investing in RDDT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RDDT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of RDDT. Significant short-term price movements in RDDT could adversely impact the performance of both RDDT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RDDT.
Concentration Risk — The Fund will be concentrated in a particular security, RDDT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the communication services sector and interactive media & services industry (the risks of which are described below), the same industry and/or sector to which RDDT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact RDDT and/or communication services sector and interactive media & services industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which

Direxion Shares ETF Trust Prospectus

the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RDDT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission
Direxion Shares ETF Trust Prospectus

or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily RKLB Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily RKLB Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Rocket Lab USA, Inc. (NASDAQ: RKLB) ("RKLB"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of RKLB for that period. Longer holding periods and higher volatility of RKLB increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of RKLB may affect the Fund’s return as much as, or more than, the return of RKLB. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of RKLB for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RKLB’s performance is flat, and it is possible that the Fund will lose money even if RKLB’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of RKLB. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to RKLB, consistent with the Fund’s investment objective.
Rocket Lab USA, Inc. is an aerospace company, which engages in the development of rocket launch and control systems
Direxion Shares ETF Trust Prospectus

for the space and defense industries. The company was founded in 2006 and is headquartered in Long Beach, CA. RKLB is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Rocket Lab USA, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39560 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Rocket Lab USA, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RKLB is assigned to the industrials sector and aerospace & defense industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RKLB that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short RKLB exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and aerospace & defense industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and aerospace & defense industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RKLB. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RKLB is consistent with the Fund’s investment objective. The impact of RKLB’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RKLB has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RKLB has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Rocket Lab USA, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Rocket Lab USA, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RKLB have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Rocket Lab USA, Inc. could affect the value of the Fund’s investments with respect to RKLB and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of RKLB rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when RKLB’s daily return decreases. The Fund’s assets will decrease in value when RKLB’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of RKLB approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to RKLB or limited liquidity related to

Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to RKLB, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of RKLB’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RKLB during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of RKLB. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of RKLB.
As shown in the chart below, the Fund would be expected to lose 6.04% if RKLB provided no return over a one year period during which RKLB experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RKLB’s return is flat. For instance, if RKLB’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of RKLB and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of RKLB. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
RKLB’s annualized historical volatility rate for the five year period ended December 31, 2025 was 76.66%. RKLB’s highest volatility rate for any one calendar year during the five year period was 87.60% and volatility for a shorter period of time may have been substantially higher. RKLB’s annualized performance for the five-year period ended December 31, 2025 was 47.12%. Historical volatility and performance are not indications of what RKLB volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RKLB that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to RKLB and therefore achieve its daily inverse investment objective. The Fund’s exposure to RKLB is impacted by RKLB’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RKLB at the end of each day. The possibility of the Fund being materially over- or under-exposed to RKLB increases on days when RKLB is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RKLB. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with RKLB or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RKLB, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RKLB. Any of these factors could decrease the inverse correlation between the performance of the Fund and RKLB and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Rocket Lab USA, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, RKLB faces the risks of past rapid growth may not translate to future growth rates; limited operating history of company; historical losses; maintaining sustainable order rate for purchases; contracts with governmental entities is subject to additional restrictions; concentration in customer base; funding of the U.S. government could disrupt revenue; difficulty developing new technologies; intense competition; uncertainty in global macroeconomic conditions; reliance on a limited number of vendors; launch vehicles and spacecraft are subject to delays, damage or destruction; launch delays due to defects of failures; raw material supplies may be difficult to procure; space is harsh and unpredictable; increasing congestion of low Earth orbit constellations; labor disputes; fluctuations in foreign exchange rates; improper handling or unplanned events of dangerous materials; failure of infrastructure; as well as risks related to intellectual property, litigation, financing, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Rocket Lab USA, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RKLB and make no representation as to the performance of RKLB. Investing in the Fund is not equivalent to investing in RKLB. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RKLB.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of RKLB. Significant short-term price movements in RKLB could adversely impact the performance of both RKLB and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RKLB.
Concentration Risk — The Fund will be concentrated in a particular security, RKLB, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and aerospace & defense industry (the risks of which are described below), the same industry and/or sector to which RKLB is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact RKLB and/or industrials sector and aerospace & defense industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Aerospace and Defense Industry Risk — The aerospace and defense industry can be significantly affected by government regulation and spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. The financial condition of companies in this industry is heavily influenced by government defense spending, which may be reduced in efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject
Direxion Shares ETF Trust Prospectus

to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RKLB, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based

Direxion Shares ETF Trust Prospectus

on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily SBUX Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily SBUX Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Starbucks Corporation (NASDAQ: SBUX) ("SBUX"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of SBUX for that period. Longer holding periods and higher volatility of SBUX increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of SBUX may affect the Fund’s return as much as, or more than, the return of SBUX. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of SBUX for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SBUX’s performance is flat, and it is possible that the Fund will lose money even if SBUX’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of SBUX. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to SBUX, consistent with the Fund’s investment objective.
Starbucks Corporation engages in the production, marketing, and retailing of specialty coffee. The company was founded

Direxion Shares ETF Trust Prospectus

in 1985, and is headquartered in Seattle, WA. SBUX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Starbucks Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-20322 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Starbucks Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, SBUX is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SBUX that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short SBUX exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants & leisure industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and the hotels, restaurants & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SBUX. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SBUX is consistent with the Fund’s investment objective. The impact of SBUX’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SBUX has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SBUX has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Starbucks Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Starbucks Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SBUX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Starbucks Corporation could affect the value of the Fund’s investments with respect to SBUX and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of SBUX rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when SBUX’s daily return decreases. The Fund’s assets will decrease in value when SBUX’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of SBUX approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to SBUX or limited liquidity related to
Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to SBUX, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of SBUX’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SBUX during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of SBUX. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of SBUX.
As shown in the chart below, the Fund would be expected to lose 6.04% if SBUX provided no return over a one year period during which SBUX experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SBUX’s return is flat. For instance, if SBUX’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of SBUX and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of SBUX. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
SBUX’s annualized historical volatility rate for the five year period ended December 31, 2025 was 31.20%. SBUX’s highest volatility rate for any one calendar year during the five year period was 36.29% and volatility for a shorter period of time may have been substantially higher. SBUX’s annualized performance for the five-year period ended December 31, 2025 was -2.50%. Historical volatility and performance are not indications of what SBUX volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SBUX that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to SBUX and therefore achieve its daily inverse investment objective. The Fund’s exposure to SBUX is impacted by SBUX’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SBUX at the end of each day. The possibility of the Fund being materially over- or under-exposed to SBUX increases on days when SBUX is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SBUX. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with SBUX or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SBUX, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SBUX. Any of these factors could decrease the inverse correlation between the performance of the Fund and SBUX and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Starbucks Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SBUX faces the risks of brand relevance and execution; strategic initiatives may fail; investments to transform customer experience may not generate expected results; customer preferences are ever changing; reliance on business partners and third-party providers; food or beverage-borne illnesses or other inaccuracies or contamination; projections for new store openings may not be met; operating a global business, including increasing dependence on certain international markets; supply chain disruptions, including costs, interruptions and inadequacies; changes to the greater global macroeconomic conditions; ability to attract and retain key personnel; intense competition; compliance with environmental, social and governance matters; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Starbucks Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SBUX and make no representation as to the performance of SBUX. Investing in the Fund is not equivalent to investing in SBUX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SBUX.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of SBUX. Significant short-term price movements in SBUX could adversely impact the performance of both SBUX and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SBUX.
Concentration Risk — The Fund will be concentrated in a particular security, SBUX, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and the hotels, restaurants & leisure industry (the risks of which are described below), the same industry and/or sector to which SBUX is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact SBUX and/or consumer discretionary sector and the hotels, restaurants & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.

Direxion Shares ETF Trust Prospectus

Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SBUX, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net
Direxion Shares ETF Trust Prospectus

asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily SOFI Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily SOFI Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of SoFi Technologies, Inc. (NASDAQ: SOFI) ("SOFI"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of SOFI for that period. Longer holding periods and higher volatility of SOFI increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of SOFI may affect the Fund’s return as much as, or more than, the return of SOFI. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of SOFI for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SOFI’s performance is flat, and it is possible that the Fund will lose money even if SOFI’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of SOFI. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to SOFI, consistent with the Fund’s investment objective.
SoFi Technologies, Inc. is a financial service platform, which engages in the provision of student loan refinancing options
Direxion Shares ETF Trust Prospectus

to the private student loan market. It offers home loans, personal loans, and credit cards. The company was founded in 2011 and is headquartered in San Francisco, California. SOFI is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by SoFi Technologies, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39606 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding SoFi Technologies, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, SOFI is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SOFI that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short SOFI exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SOFI. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SOFI is consistent with the Fund’s investment objective. The impact of SOFI’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SOFI has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SOFI has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding SoFi Technologies, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding SoFi Technologies, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SOFI have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning SoFi Technologies, Inc. could affect the value of the Fund’s investments with respect to SOFI and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of SOFI rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when SOFI’s daily return decreases. The Fund’s assets will decrease in value when SOFI’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of SOFI approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to SOFI or limited liquidity related to the reference asset of the underlying short position, which

Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to SOFI, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of SOFI’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SOFI during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of SOFI. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of SOFI.
As shown in the chart below, the Fund would be expected to lose 6.04% if SOFI provided no return over a one year period during which SOFI experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SOFI’s return is flat. For instance, if SOFI’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of SOFI and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of SOFI. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
SOFI’s annualized historical volatility rate for the period from May 31, 2021 (the offering date of SOFI) to December 31, 2025 was 67.92%. SOFI's highest volatility rate for any one full calendar year for the period from May 31, 2021 (the offering date of SOFI) through December 31, 2025 was 80.39% and volatility for a shorter period of time may have been substantially higher. SOFI’s annualized performance for the period from May 31, 2021 (the offering date of SOFI) to December 31, 2025 was 3.21%. Historical volatility and performance are not indications of what the volatility and performance of SOFI will be in the future. The volatility of instruments that reflect the value of SOFI, such as swaps, may differ from the volatility of SOFI.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly
Direxion Shares ETF Trust Prospectus

and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SOFI that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to SOFI and therefore achieve its daily inverse investment objective. The Fund’s exposure to SOFI is impacted by SOFI’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SOFI at the end of each day. The possibility of the Fund being materially over- or under-exposed to SOFI increases on days when SOFI is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SOFI. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with SOFI or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SOFI, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SOFI. Any of these factors could decrease the inverse correlation between the performance of the Fund and SOFI and may hinder the Fund’s

Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — SoFi Technologies, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SOFI and make no representation as to the performance of SOFI. Investing in the Fund is not equivalent to investing in SOFI. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SOFI.
SoFi Technologies, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SoFi Technologies, Inc. shares face risks associated with: operating in a rapidly evolving industry with limited experience in some segments; historical losses which may also occur in the future; recent rapid growth has placed significant demands on business; ability to retain and attract members; potential for adverse events effecting the financial industry; reputational harm; loans are sold to a concentrated number of whole loan purchasers; reliance on third-parties; various financing arrangements may impact operations; counterparty risk; market and interest rate variability; prepayment of loans may negatively impact revenue; new business ventures may create added risks; demand for products may decline without adequate innovation; fraudulent activity; operating in a cyclical industry; originating loans on the internet has more risk than paper-based loan applications; student loans may be discharged; funding and liquidity concerns; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of SOFI. Significant short-term price movements in SOFI could adversely impact the performance of both SOFI and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SOFI.
Concentration Risk — The Fund will be concentrated in a particular security, SOFI, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which SOFI is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact SOFI and/or financials sector.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Direxion Shares ETF Trust Prospectus

Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SOFI, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net

Direxion Shares ETF Trust Prospectus

asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily SONY Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily SONY Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the American depositary receipts of Sony Group Corporation (NYSE: SONY) ("SONY"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of SONY for that period. Longer holding periods and higher volatility of SONY increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of SONY may affect the Fund’s return as much as, or more than, the return of SONY. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of SONY for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SONY’s performance is flat, and it is possible that the Fund will lose money even if SONY’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of SONY. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to SONY, consistent with the Fund’s investment objective.
Sony Group Corporation engages in the development, design, manufacture, and sale of electronic equipment, instruments,

Direxion Shares ETF Trust Prospectus

devices, game consoles, and software for consumers, professionals and industrial markets. The company was founded in 1946 and is headquartered in Tokyo, Japan. SONY is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Sony Group Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06439 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Sony Group Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, SONY is assigned to the consumer discretionary sector and household durables industry. SONY is a Japanese-based company and is traded as an American Depositary Receipt ("ADR") in the United States.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SONY that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short SONY exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and household durables industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer discretionary sector and household durables industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SONY. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SONY is consistent with the Fund’s investment objective. The impact of SONY’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SONY has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SONY has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Sony Group Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Sony Group Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SONY have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Sony Group Corporation could affect the value of the Fund’s investments with respect to SONY and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of SONY rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when SONY’s daily return decreases. The Fund’s assets will decrease in value when SONY’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of SONY approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments.
Direxion Shares ETF Trust Prospectus

The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to SONY or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to SONY, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of SONY’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SONY during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of SONY. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of SONY.
As shown in the chart below, the Fund would be expected to lose 6.04% if SONY provided no return over a one year period during which SONY experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SONY’s return is flat. For instance, if SONY’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of SONY and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of SONY. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
SONY’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.06%. SONY’s highest volatility rate for any one calendar year during the five year period was 33.26% and volatility for a shorter period of time may have been substantially higher. SONY’s annualized performance for the five-year period ended December 31, 2025 was 5.99%. Historical volatility and performance are not indications of what SONY volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to

Direxion Shares ETF Trust Prospectus

losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SONY that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to SONY and therefore achieve its daily inverse investment objective. The Fund’s exposure to SONY is impacted by SONY’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SONY at the end of each day. The possibility of the Fund being materially over- or under-exposed to SONY increases on days when SONY is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SONY. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with SONY or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SONY, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SONY. Any of
Direxion Shares ETF Trust Prospectus

these factors could decrease the inverse correlation between the performance of the Fund and SONY and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Sony Group Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SONY faces the risks of intense competition; inability to maintain adequate research and development into changing demands; strategic initiatives may fail; sales and profitability may be affected by problems with performance of wholesalers, retailers or other third parties; operations as a global company require adherence with a wide range of laws and regulations; management of third-party suppliers and business partners can be difficult; sales and operations are sensitivity to global and regional trends and conditions; fluctuations in currency exchange rates; inability to retain and attract key personnel; changes in consumer behaviors; disruptions due to pandemics or other natural disasters that could disrupt the supply chain; brand and reputational harm; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Sony Group Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SONY and make no representation as to the performance of SONY. Investing in the Fund is not equivalent to investing in SONY. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SONY.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of SONY. Significant short-term price movements in SONY could adversely impact the performance of both SONY and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SONY.
Concentration Risk — The Fund will be concentrated in a particular security, SONY, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer discretionary sector and household durables industry (the risks of which are described below), the same industry and/or sector to which SONY is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact SONY and/or consumer discretionary sector and household durables industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Japanese Economy Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily

Direxion Shares ETF Trust Prospectus

dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and national security concerns.
American Depositary Receipt (“ADRs”) Risk — ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SONY, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the
Direxion Shares ETF Trust Prospectus

Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may

Direxion Shares ETF Trust Prospectus

be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily TGT Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily TGT Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Target Corporation (NYSE: TGT) ("TGT"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of TGT for that period. Longer holding periods and higher volatility of TGT increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of TGT may affect the Fund’s return as much as, or more than, the return of TGT. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of TGT for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if TGT’s performance is flat, and it is possible that the Fund will lose money even if TGT’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of TGT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to TGT, consistent with the Fund’s investment objective.
Target Corporation engages in the operation and ownership of general merchandise stores. It offers food and general

Direxion Shares ETF Trust Prospectus

merchandise, clothing and household goods, electronics, and toys. The company was founded in 1902 and is headquartered in Minneapolis, MN. TGT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Target Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-6049 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Target Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, TGT is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in TGT that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short TGT exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of TGT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to TGT is consistent with the Fund’s investment objective. The impact of TGT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of TGT has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of TGT has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Target Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Target Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TGT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Target Corporation could affect the value of the Fund’s investments with respect to TGT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of TGT rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when TGT’s daily return decreases. The Fund’s assets will decrease in value when TGT’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of TGT approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to TGT or limited liquidity related to the reference asset of the underlying short position, which
Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to TGT, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of TGT’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of TGT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of TGT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of TGT.
As shown in the chart below, the Fund would be expected to lose 6.04% if TGT provided no return over a one year period during which TGT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TGT’s return is flat. For instance, if TGT’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of TGT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of TGT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
TGT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 35.20%. TGT’s highest volatility rate for any one calendar year during the five year period was 48.35% and volatility for a shorter period of time may have been substantially higher. TGT’s annualized performance for the five-year period ended December 31, 2025 was -8.62%. Historical volatility and performance are not indications of what TGT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty

Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to TGT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to TGT and therefore achieve its daily inverse investment objective. The Fund’s exposure to TGT is impacted by TGT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to TGT at the end of each day. The possibility of the Fund being materially over- or under-exposed to TGT increases on days when TGT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) TGT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with TGT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to TGT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to TGT. Any of these factors could decrease the inverse correlation between the performance of the Fund and TGT and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations
Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Target Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, TGT faces the risks of intense competition; inability to anticipate customer demands; brand and reputational harm; inability to develop adequate exclusively branded products; inventory management; seasonality of business; investment and infrastructure risks; supply chain and third-party distribution; greater macroeconomic conditions may fluctuate; natural disasters or adverse weather conditions, including impacts of climate change; workforce management difficulties; as well as risks related to litigation, regulatory changes, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Target Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of TGT and make no representation as to the performance of TGT. Investing in the Fund is not equivalent to investing in TGT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to TGT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of TGT. Significant short-term price movements in TGT could adversely impact the performance of both TGT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of TGT.
Concentration Risk — The Fund will be concentrated in a particular security, TGT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which TGT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact TGT and/or consumer staples sector.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain

Direxion Shares ETF Trust Prospectus

market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to TGT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S.
Direxion Shares ETF Trust Prospectus

and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily TXN Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily TXN Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Texas Instruments Incorporated (NASDAQ: TXN) ("TXN"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of TXN for that period. Longer holding periods and higher volatility of TXN increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of TXN may affect the Fund’s return as much as, or more than, the return of TXN. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of TXN for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if TXN’s performance is flat, and it is possible that the Fund will lose money even if TXN’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of TXN. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to TXN, consistent with the Fund’s investment objective.
Texas Instruments Incorporated engages in the design and manufacture of semiconductors. The company was founded
Direxion Shares ETF Trust Prospectus

in 1930 and is headquartered in Dallas, TX. TXN is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Texas Instrument Incorporated pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-03761 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Texas Instrument Incorporated may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, TXN is assigned to the information technology sector and semiconductor industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in TXN that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short TXN exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and semiconductor industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the information technology sector and semiconductor industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of TXN. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to TXN is consistent with the Fund’s investment objective. The impact of TXN’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of TXN has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of TXN has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Texas Instruments Incorporated from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Texas Instruments Incorporated is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TXN have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Texas Instruments Incorporated could affect the value of the Fund’s investments with respect to TXN and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of TXN rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when TXN’s daily return decreases. The Fund’s assets will decrease in value when TXN’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of TXN approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to TXN or limited liquidity related to

Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to TXN, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of TXN’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of TXN during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of TXN. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of TXN.
As shown in the chart below, the Fund would be expected to lose 6.04% if TXN provided no return over a one year period during which TXN experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TXN’s return is flat. For instance, if TXN’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of TXN and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of TXN. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
TXN’s annualized historical volatility rate for the five year period ended December 31, 2025 was 30.48%. TXN’s highest volatility rate for any one calendar year during the five year period was 40.17% and volatility for a shorter period of time may have been substantially higher. TXN’s annualized performance for the five-year period ended December 31, 2025 was 4.02%. Historical volatility and performance are not indications of what TXN volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to TXN that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to TXN and therefore achieve its daily inverse investment objective. The Fund’s exposure to TXN is impacted by TXN’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to TXN at the end of each day. The possibility of the Fund being materially over- or under-exposed to TXN increases on days when TXN is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) TXN. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with TXN or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to TXN, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to TXN. Any of these factors could decrease the inverse correlation between the performance of the Fund and TXN and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Texas Instruments Incorporated Investing Risk—
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, TXN faces the risks associated with global macroeconomic conditions; intense competition; changes in supply and demand; inability to implement strategic changes; natural disasters in locations of operation; rapidly changing markets; attracting and retaining key personnel; brand and reputational harm; complexities of laws and regulations; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Texas Instruments Incorporated is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of TXN and make no representation as to the performance of TXN. Investing in the Fund is not equivalent to investing in TXN. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to TXN.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of TXN. Significant short-term price movements in TXN could adversely impact the performance of both TXN and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of TXN.
Concentration Risk — The Fund will be concentrated in a particular security, TXN, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the information technology sector and semiconductor industry (the risks of which are described below), the same industry and/or sector to which TXN is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact TXN and/or information technology sector and semiconductor industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Semiconductor Industry Risk– Semiconductor companies may face intense competition, both domestically and internationally, including from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues
Direxion Shares ETF Trust Prospectus

that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to TXN, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds

Direxion Shares ETF Trust Prospectus

Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Direxion Shares ETF Trust Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily UAL Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily UAL Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of United Airlines Holdings, Inc. (NASDAQ: UAL) ("UAL"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of UAL for that period. Longer holding periods and higher volatility of UAL increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of UAL may affect the Fund’s return as much as, or more than, the return of UAL. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of UAL for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if UAL’s performance is flat, and it is possible that the Fund will lose money even if UAL’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of UAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to UAL, consistent with the Fund’s investment objective.
United Airlines Holdings, Inc. is a holding company, which engages in the provision of transportation services. It operates
Direxion Shares ETF Trust Prospectus

through the following geographical segments: Domestic, Atlantic, Pacific, and Latin America. The company was founded in 1968 and is headquartered in Chicago, IL. UAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by United Airlines Holdings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06033 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding United Airlines Holdings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, UAL is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in UAL that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short UAL exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of UAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to UAL is consistent with the Fund’s investment objective. The impact of UAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of UAL has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of UAL has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding United Airlines Holdings, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding United Airlines Holdings, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning United Airlines Holdings, Inc. could affect the value of the Fund’s investments with respect to UAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of UAL rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when UAL’s daily return decreases. The Fund’s assets will decrease in value when UAL’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of UAL approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to UAL or limited liquidity related to

Direxion Shares ETF Trust Prospectus

the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to UAL, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of UAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of UAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of UAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of UAL.
As shown in the chart below, the Fund would be expected to lose 6.04% if UAL provided no return over a one year period during which UAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if UAL’s return is flat. For instance, if UAL’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of UAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of UAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
UAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 48.04%. UAL’s highest volatility rate for any one calendar year during the five year period was 55.96% and volatility for a shorter period of time may have been substantially higher. UAL’s annualized performance for the five-year period ended December 31, 2025 was 20.91%. Historical volatility and performance are not indications of what UAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to UAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to UAL and therefore achieve its daily inverse investment objective. The Fund’s exposure to UAL is impacted by UAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to UAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to UAL increases on days when UAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) UAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with UAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to UAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to UAL. Any of these factors could decrease the inverse correlation between the performance of the Fund and UAL and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
United Airlines Holdings, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, UAL faces the risks associated with failure to execute elements of strategic operating plan; changes to network strategy; failure to manage acquisitions; adverse publicity or brand or reputational harm; intense competition; aircraft, engines and parts are sources from a limited number of suppliers; disruptions to third-party carriers and routes; unfavorable economic and political conditions; reliance on third-party service providers which may fail; major airport disruptions; geopolitical conflict, terrorist attacks or security events may disrupt operations; heavy reliance on technology for business operations; union disputes; inability to attract or retain key personnel; subject to expensive government regulations; environmental regulation and liability is everchanging; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — United Airlines Holdings, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of UAL and make no representation as to the performance of UAL. Investing in the Fund is not equivalent to investing in UAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to UAL.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of UAL. Significant short-term price movements in UAL could adversely impact the performance of both UAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of UAL.
Concentration Risk — The Fund will be concentrated in a particular security, UAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which UAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact UAL and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Direxion Shares ETF Trust Prospectus

Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to UAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.

Direxion Shares ETF Trust Prospectus

Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily UBER Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily UBER Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Uber Technologies Inc. (NYSE: UBER) ("UBER"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of UBER for that period. Longer holding periods and higher volatility of UBER increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of UBER may affect the Fund’s return as much as, or more than, the return of UBER. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of UBER for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if UBER’s performance is flat, and it is possible that the Fund will lose money even if UBER’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of UBER. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to UBER, consistent with the Fund’s investment objective.
Uber Technologies, Inc. is a technology platform, which engages in the development and operation of technology

Direxion Shares ETF Trust Prospectus

applications, networks, and product to power movement from point A to point B. The firm offers ride services and merchants delivery service in 2009 and is headquartered in San Francisco, California. UBER is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Broadcom Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38902 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Uber Technologies, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, UBER is assigned to the industrials sector and transportation industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in UBER that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short UBER exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and the transportation industry (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the industrials sector and the transportation industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of UBER. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to UBER is consistent with the Fund’s investment objective. The impact of UBER’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of UBER has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of UBER has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Uber Technologies Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Uber Technologies Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UBER have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Uber Technologies Inc. could affect the value of the Fund’s investments with respect to UBER and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of UBER rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when UBER’s daily return decreases. The Fund’s assets will decrease in value when UBER’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of UBER approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to UBER or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to UBER, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of UBER’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of UBER during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of UBER. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of UBER.
As shown in the chart below, the Fund would be expected to lose 6.04% if UBER provided no return over a one year period during which UBER experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if UBER’s return is flat. For instance, if UBER’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of UBER and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of UBER. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
UBER’s annualized historical volatility rate for the five year period ended December 31, 2025 was 46.22%. UBER’s highest volatility rate for any one calendar year during the five year period was 63.76% and volatility for a shorter period of time may have been substantially higher. UBER’s annualized performance for the five-year period ended December 31, 2025 was 9.88%. Historical volatility and performance are not indications of what UBER volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic

Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to UBER that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to UBER and therefore achieve its daily inverse investment objective. The Fund’s exposure to UBER is impacted by UBER’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to UBER at the end of each day. The possibility of the Fund being materially over- or under-exposed to UBER increases on days when UBER is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) UBER. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with UBER or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to UBER, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to UBER. Any of these factors could decrease the inverse correlation between the performance of the Fund and UBER and may hinder
Direxion Shares ETF Trust Prospectus

the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Uber Technologies Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of UBER and make no representation as to the performance of UBER. Investing in the Fund is not equivalent to investing in UBER. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to UBER.
Uber Technologies, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Uber Technologies, Inc. shares face risks associated with: classification of drivers; highly competitive industry; fares may need to be lowered in certain areas to remain competitive; significant losses have been incurred and may be in the future; inability to attract and retain drivers; maintaining and enhancing brand; platform users may engage in illegal activities; operation outside the United States is a large portion of business operations; significant fluctuations in operation results; inability to provide transportation to the airports in large metropolitan areas would adversely impact business; security or data breaches, cybersecurity attacks; inability to introduce new technologies; some users paying in cash increases regulatory concerns; allowing payment via credit card is instrumental to business operations; evolving nature of climate change, regulations and use of artificial intelligence; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of UBER. Significant short-term price movements in UBER could adversely impact the performance of both UBER and the
Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of UBER.
Concentration Risk — The Fund will be concentrated in a particular security, UBER, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the industrials sector and the transportation industry (the risks of which are described below), the same industry and/or sector to which UBER is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact UBER and/or industrials sector and the transportation industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Transportation Industry Risk - Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Global or regional events and conditions may materially disrupt or indefinitely impair the operations, financial condition and liquidity of companies in the transportation industry. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods

Direxion Shares ETF Trust Prospectus

and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to UBER, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value,
Direxion Shares ETF Trust Prospectus

they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily UNH Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily UNH Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of UnitedHealth Group Incorporated (NYSE: UNH) ("UNH"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of UNH for that period. Longer holding periods and higher volatility of UNH increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of UNH may affect the Fund’s return as much as, or more than, the return of UNH. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of UNH for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if UNH’s performance is flat, and it is possible that the Fund will lose money even if UNH’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of UNH. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to UNH, consistent with the Fund’s investment objective.
UnitedHealth Group Incorporated engages in the provision of health care coverage, software, and data consultancy
Direxion Shares ETF Trust Prospectus

services. The company was founded in 1977 and is headquartered in Eden Prairie, MN. UNH is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by UnitedHealth Group Incorporated pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-10864 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding UnitedHealth Group Incorporated may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, UNH is assigned to the healthcare sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in UNH that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short UNH exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the healthcare sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the healthcare sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of UNH. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to UNH is consistent with the Fund’s investment objective. The impact of UNH’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of UNH has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of UNH has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding UnitedHealth Group Incorporated from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding UnitedHealth Group Incorporated is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UNH have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning UnitedHealth Group Incorporated could affect the value of the Fund’s investments with respect to UNH and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of UNH rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when UNH’s daily return decreases. The Fund’s assets will decrease in value when UNH’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of UNH approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to UNH or limited liquidity related to the reference asset of the underlying short position, which

Direxion Shares ETF Trust Prospectus

will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to UNH, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of UNH’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of UNH during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of UNH. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of UNH.
As shown in the chart below, the Fund would be expected to lose 6.04% if UNH provided no return over a one year period during which UNH experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if UNH’s return is flat. For instance, if UNH’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of UNH and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of UNH. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
UNH’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.69%. UNH’s highest volatility rate for any one calendar year during the five year period was 49.69% and volatility for a shorter period of time may have been substantially higher. UNH’s annualized performance for the five-year period ended December 31, 2025 was 0.43%. Historical volatility and performance are not indications of what UNH volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to UNH that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to UNH and therefore achieve its daily inverse investment objective. The Fund’s exposure to UNH is impacted by UNH’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to UNH at the end of each day. The possibility of the Fund being materially over- or under-exposed to UNH increases on days when UNH is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) UNH. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with UNH or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to UNH, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to UNH. Any of these factors could decrease the inverse correlation between the performance of the Fund and UNH and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
UnitedHealth Group Incorporated Investing Risk—
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, UNH faces the risks associated with failure to estimate and management covered medical costs; failure to properly maintain the integrity and availability of data; failure to develop and maintain satisfactory relationships with health care payers, physicians and hospitals; failure to maintain enrollment and remain competitive; routine legal actions and investigations; inability to manage strategic alliances; public health crises; inability to attract and retain key sales associates; economic downturns; ability to attract and retain key personnel; highly regulated business activities; participation in governmental health care programs could lose funding, enrollments or other adverse effects; changing regulations related to pharmacy care services; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — UnitedHealth Group Incorporated is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of UNH and make no representation as to the performance of UNH. Investing in the Fund is not equivalent to investing in UNH. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to UNH.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of UNH. Significant short-term price movements in UNH could adversely impact the performance of both UNH and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of UNH.
Concentration Risk — The Fund will be concentrated in a particular security, UNH, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the healthcare sector (the risks of which are described below), the same industry and/or sector to which UNH is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact UNH and/or healthcare sector.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of
Direxion Shares ETF Trust Prospectus

market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to UNH, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which

Direxion Shares ETF Trust Prospectus

they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily V Bear 1X Shares
Important Information Regarding the Fund
The Direxion Daily V Bear 1X Shares (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Visa Inc. (NYSE: V) ("V"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of V for that period. Longer holding periods and higher volatility of V increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of V may affect the Fund’s return as much as, or more than, the return of V. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of V for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if V’s performance is flat, and it is possible that the Fund will lose money even if V’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of V. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to V, consistent with the Fund’s investment objective.
Visa Inc. is a financial services company in business since 1958. Visa Inc. is focused on facilitating global commerce

Direxion Shares ETF Trust Prospectus

and money movement across more than 200 countries and territories among a global set of consumers, merchants, financial institutions and government entities through innovative technologies. V is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Visa Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-33977 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Visa Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, V is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in V that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short V exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of V. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to V is consistent with the Fund’s investment objective. The impact of V’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of V has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of V has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Visa Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Visa Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of V have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Visa Inc. could affect the value of the Fund’s investments with respect to V and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of V rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when V’s daily return decreases. The Fund’s assets will decrease in value when V’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of V approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to V or limited liquidity related to the reference asset of the underlying short position, which will
Direxion Shares ETF Trust Prospectus

adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to V, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of V’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of V during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of V. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of V.
As shown in the chart below, the Fund would be expected to lose 6.04% if V provided no return over a one year period during which V experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if V’s return is flat. For instance, if V’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of V and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of V. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
V’s annualized historical volatility rate for the five year period ended December 31, 2025 was 22.68%. V’s highest volatility rate for any one calendar year during the five year period was 30.82% and volatility for a shorter period of time may have been substantially higher. V’s annualized performance for the five-year period ended December 31, 2025 was 10.70%. Historical volatility and performance are not indications of what V volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap

Direxion Shares ETF Trust Prospectus

agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to V that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to V and therefore achieve its daily inverse investment objective. The Fund’s exposure to V is impacted by V’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to V at the end of each day. The possibility of the Fund being materially over- or under-exposed to V increases on days when V is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) V. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with V or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to V, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to V. Any of these factors could decrease the inverse correlation between the performance of the Fund and V and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets.
Direxion Shares ETF Trust Prospectus

Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Visa Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of V and make no representation as to the performance of V. Investing in the Fund is not equivalent to investing in V. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to V.
Visa Inc. Investing Risk - Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, V faces risks associated with: complex and revolving global regulations; increased scrutiny related to the global payments industry; government- imposed obligations and/or restrictions on international payment systems; liability associated with handling personal data and information; regulatory compliance costs; litigation; taxes; indebtedness; and the ability to attract and retain high quality talent; intense competition; difficulty winning and retaining customer base; merchants’ and processors’ pushes to lower acceptance cost and challenge industry practices; maintaining relationships with financial institutions; maintaining brand reputation; global, political, market or health related events may harm business; as well as technological and cybersecurity concerns.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of V. Significant short-term price movements in V could adversely impact the performance of both V and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of V.
Concentration Risk — The Fund will be concentrated in a particular security, V, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which V is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact V and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.

Direxion Shares ETF Trust Prospectus

Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to V, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade
Direxion Shares ETF Trust Prospectus

at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Direxion Daily WMT Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily WMT Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Walmart Inc. (NYSE: WMT) ("WMT"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of WMT for that period. Longer holding periods and higher volatility of WMT increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of WMT may affect the Fund’s return as much as, or more than, the return of WMT. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of WMT for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if WMT’s performance is flat, and it is possible that the Fund will lose money even if WMT’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of WMT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to WMT, consistent with the Fund’s investment objective.
Walmart Inc. engages in the retail and wholesale business. The company was founded in 1962 and is headquartered
Direxion Shares ETF Trust Prospectus

in Bentonville, AR. WMT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Walmart Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06991 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Walmart Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, WMT is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in WMT that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short WMT exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of WMT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to WMT is consistent with the Fund’s investment objective. The impact of WMT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of WMT has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of WMT has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Walmart Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Walmart Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of WMT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Walmart Inc. could affect the value of the Fund’s investments with respect to WMT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of WMT rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when WMT’s daily return decreases. The Fund’s assets will decrease in value when WMT’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of WMT approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to WMT or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the

Direxion Shares ETF Trust Prospectus

Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to WMT, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of WMT’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of WMT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of WMT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of WMT.
As shown in the chart below, the Fund would be expected to lose 6.04% if WMT provided no return over a one year period during which WMT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if WMT’s return is flat. For instance, if WMT’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of WMT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of WMT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
WMT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 20.89%. WMT’s highest volatility rate for any one calendar year during the five year period was 27.09% and volatility for a shorter period of time may have been substantially higher. WMT’s annualized performance for the five-year period ended December 31, 2025 was 19.92%. Historical volatility and performance are not indications of what WMT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
Direxion Shares ETF Trust Prospectus

may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to WMT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to WMT and therefore achieve its daily inverse investment objective. The Fund’s exposure to WMT is impacted by WMT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to WMT at the end of each day. The possibility of the Fund being materially over- or under-exposed to WMT increases on days when WMT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) WMT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with WMT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to WMT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to WMT. Any of these factors could decrease the inverse correlation between the performance of the Fund and WMT and may hinder the Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations

Direxion Shares ETF Trust Prospectus

and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Walmart Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, WMT faces the risks associated with the failure to execute omni-channel strategy; failure to respond to changing consumer demands; intense competition; general and macroeconomic uncertainty; success of strategic alliances; health pandemics; natural disaster and climate change; difficulties with supply chain; decline in quality of products offered; reliance on electronic means to process transactions is subject to the risks of failure with the systems; technology-based systems may have outages; inability to attract and retain key personnel; illegal or inappropriate behavior of independent contractors or third-party service providers; fluctuations in global currency; international operations are subject to additional regulations; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Walmart Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of WMT and make no representation as to the performance of WMT. Investing in the Fund is not equivalent to investing in WMT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to WMT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of WMT. Significant short-term price movements in WMT could adversely impact the performance of both WMT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of WMT.
Concentration Risk — The Fund will be concentrated in a particular security, WMT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which WMT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact WMT and/or consumer staples sector.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the
Direxion Shares ETF Trust Prospectus

Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to WMT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility.

Direxion Shares ETF Trust Prospectus

Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus

Direxion Daily XYZ Bear 1X ETF
Important Information Regarding the Fund
The Direxion Daily XYZ Bear 1X ETF (“Fund”) seeks daily inverse investment results and is very different from most other exchange-traded funds. The pursuit of daily inverse investment goals means that the return of the Fund for a period longer than a full trading day may have no resemblance to -100% of the return of the common shares of Block, Inc. (NYSE: XYZ) ("XYZ"). This means that the return of the Fund for a period longer than a trading day will be the result of each single day’s compounded return over the period, which will very likely differ from -100% of the return of XYZ for that period. Longer holding periods and higher volatility of XYZ increase the impact of compounding on an investor’s returns. During periods of higher volatility, the volatility of XYZ may affect the Fund’s return as much as, or more than, the return of XYZ. Further, the return for investors that invest for periods longer or shorter than a trading day should not be expected to be -100% of the performance of XYZ for the period.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse (-1X) investment results, understand the risks associated with the use of shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if XYZ’s performance is flat, and it is possible that the Fund will lose money even if XYZ’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 100% of the inverse (or opposite) of the daily performance of XYZ. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in financial instruments, including swap agreements and options, that, in combination, provide 1X daily inverse (opposite) or short exposure to XYZ, consistent with the Fund’s investment objective.
Block, Inc. engages in creating ecosystems for distinct customer audiences. It operates through the Square and Cash App

Direxion Shares ETF Trust Prospectus

segments. The Square segment provides businesses the ability to accept card payments. The Cash App segment offers an ecosystem of financial products and services to help consumers manage their money. The company was founded in February 2009 and is headquartered in Oakland, California. XYZ is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Block, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-37622 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Block, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, XYZ is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in XYZ that is equal, on a daily basis, to -100% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain short XYZ exposure for the Fund equal to -100% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide inverse exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of XYZ. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to XYZ is consistent with the Fund’s investment objective. The impact of XYZ’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of XYZ has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of XYZ has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements.
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Block, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Block, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of XYZ have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Block, Inc. could affect the value of the Fund’s investments with respect to XYZ and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -100% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of XYZ rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when XYZ’s daily return decreases. The Fund’s assets will decrease in value when XYZ’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of XYZ approaches a 100% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility,
Direxion Shares ETF Trust Prospectus

reduced correlation to XYZ or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to XYZ, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -100% of XYZ’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of XYZ during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of XYZ. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of XYZ.
As shown in the chart below, the Fund would be expected to lose 6.04% if XYZ provided no return over a one year period during which XYZ experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if XYZ’s return is flat. For instance, if XYZ’s annualized volatility is 100%, the Fund would be expected to lose 63.23% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -100% of the performance of XYZ and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -100% of the performance of XYZ. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
XYZ’s annualized historical volatility rate for the five year period ended December 31, 2025 was 60.36%. XYZ’s highest volatility rate for any one calendar year during the five year period was 88.59% and volatility for a shorter period of time may have been substantially higher. XYZ’s annualized performance for the five-year period ended December 31, 2025 was (21.44)%. Historical volatility and performance are not indications of what XYZ volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic

Direxion Shares ETF Trust Prospectus

intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to XYZ that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk - There is no guarantee that the Fund will achieve a high degree of inverse correlation to XYZ and therefore achieve its daily inverse investment objective. The Fund’s exposure to XYZ is impacted by XYZ’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to XYZ at the end of each day. The possibility of the Fund being materially over- or under-exposed to XYZ increases on days when XYZ is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) XYZ. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired inverse correlation with XYZ or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to XYZ, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to XYZ. Any of these factors could decrease the inverse correlation between the performance of the Fund and XYZ and may hinder the Fund’s
Direxion Shares ETF Trust Prospectus

ability to meet its daily inverse investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Block, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of XYZ and make no representation as to the performance of XYZ. Investing in the Fund is not equivalent to investing in XYZ. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to XYZ.
Block, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Block, Inc. shares face risks associated with: slowing of growth rates; generation of significant net losses; maintenance of brand and reputation; attempts to expand may not succeed; long term success relies on development of new products; intense competition; developments in cryptocurrencies subject the business to additional risks; integration of Afterpay; risks of TIDAL and the music industry; risks of the banking ecosystem; required capital may not be available; data breaches and cybersecurity attacks; software errors; system failures; reliance on payment card networks; reliance on third-party systems; ability to retain and attract key personnel; limited number of available suppliers; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the inverse performance of XYZ. Significant short-term price movements in XYZ could adversely impact the performance of both XYZ and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of XYZ.
Concentration Risk — The Fund will be concentrated in a particular security, XYZ, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide inverse exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which XYZ is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to increase from any market movements that adversely impact XYZ and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts

Direxion Shares ETF Trust Prospectus

and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to XYZ, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,”
meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants
Direxion Shares ETF Trust Prospectus

are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Direxion Shares ETF Trust Prospectus

Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment adviser to each Fund ("Rafferty" or the "Adviser").
As shown in the table below, each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying security, before fees and expenses. If, on a given day, an underlying security gains 1%, the Funds are designed to lose approximately 1% (which is equal to -100% of 1%). Conversely, if the underlying security loses 1% on a given day, the Funds are designed to gain approximately 1%. The Funds seek inverse investment results on a daily basis— from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an inverse investment objective for any other period. As used in this Prospectus, the terms “daily,” “day,” and “trading day,” refer to the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.
Each Fund seeks to provide a return which is an inverse (-100%) of the daily performance of its underlying security. No Fund attempts to provide returns which are not the inverse (-100%) of the return of the underlying security for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Also, the exposure to the underlying security received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily inverse investment objective by an amount determined by the movement of the underlying security from its value at the end of the prior day. If the underlying security moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying security than the stated fund daily inverse investment objective. Conversely, if the underlying security moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying security than the stated fund daily inverse investment objective.
Fund	Underlying Security
Direxion Daily AAL Bear 1X ETF	American Airlines Group Inc. (NASDAQ: AAL)
Direxion Daily ABNB Bear 1X ETF	Airbnb, Inc. (NASDAQ: ABNB)
Direxion Daily ADBE Bear 1X ETF	Adobe Inc. (NASDAQ: ADBE)
Direxion Daily ASML Bear 1X ETF	ASML Holding N.V. (NASDAQ: ASML)
Direxion Daily BABA Bear 1X ETF	Alibaba Group Holding Limited (NASDAQ: BABA)
Direxion Daily CAT Bear 1X ETF	Caterpillar Inc. (NYSE: CAT)
Direxion Daily CCL Bear 1X ETF	Carnival Corporation (NYSE: CCL)
Direxion Daily CMG Bear 1X ETF	Chipotle Mexican Grill, Inc. (NYSE: CMG)
Direxion Daily COIN Bear 1X ETF	Coinbase Global, Inc. (NASDAQ: COIN)
Direxion Daily COST Bear 1X ETF	Costco Wholesale Corporation (NASDAQ: COST)
Direxion Daily CRM Bear 1X ETF	Salesforce, Inc. (NYSE: CRM)
Direxion Daily DAL Bear 1X ETF	Delta Air Lines, Inc. (NYSE: DAL)
Direxion Daily DIS Bear 1X ETF	The Walt Disney Company (NYSE: DIS)
Direxion Daily DKNG Bear 1X ETF	DraftKings Inc. (NASDAQ: DKNG)
Direxion Daily GM Bear 1X ETF	General Motors Company (NYSE: GM)
Direxion Daily HOOD Bear 1X ETF	Robinhood Markets, Inc. (NASDAQ: HOOD)
Direxion Daily INTC Bear 1X ETF	Intel Corporation (NASDAQ: INTC)
Direxion Daily KO Bear 1X ETF	The Coca-Cola Company (NYSE: KO)
Direxion Daily LCID Bear 1X ETF	Lucid Group, Inc. (NASDAQ: LCID)
Direxion Daily LUV Bear 1X ETF	Southwest Airlines Co. (NYSE: LUV)
Direxion Daily MARA Bear 1X ETF	MARA Holdings, Inc. (NASDAQ: MARA)
Direxion Daily MRVL Bear 1X ETF	Marvell Technology, Inc. (NASDAQ: MRVL)
Direxion Daily NKE Bear 1X ETF	NIKE, Inc. (NYSE: NKE)
Direxion Daily O Bear 1X ETF	Realty Income Corporation (NYSE: O)
Direxion Daily PDD Bear 1X ETF	PDD Holdings Inc. (NASDAQ: PDD)
Direxion Daily PYPL Bear 1X ETF	PayPal Holdings, Inc. (NASDAQ: PYPL)
Direxion Daily RBLX Bear 1X ETF	Roblox Corporation (NYSE: RBLX)
Direxion Daily RDDT Bear 1X ETF	Reddit, Inc. (NYSE: RDDT)
Direxion Shares ETF Trust Prospectus

Fund	Underlying Security
Direxion Daily RKLB Bear 1X ETF	Rocket Lab USA, Inc. (NASDAQ: RKLB)
Direxion Daily SBUX Bear 1X ETF	Starbucks Corporation (NASDAQ: SBUX)
Direxion Daily SOFI Bear 1X ETF	SoFi Technologies, Inc. (NASDAQ: SOFI)
Direxion Daily SONY Bear 1X ETF	Sony Group Corporation (NYSE: SONY)
Direxion Daily TGT Bear 1X ETF	Target Corporation (NYSE: TGT)
Direxion Daily TXN Bear 1X ETF	Texas Instruments Incorporated (NASDAQ: TXN)
Direxion Daily UAL Bear 1X ETF	United Airlines Holdings, Inc. (NASDAQ: UAL)
Direxion Daily UBER Bear 1X ETF	Uber Technologies Inc. (NYSE: UBER)
Direxion Daily UNH Bear 1X ETF	UnitedHealth Group Incorporated (NYSE: UNH)
Direxion Daily V Bear 1X ETF	Visa Inc. (NYSE: V)
Direxion Daily WMT Bear 1X ETF	Walmart Inc. (NYSE: WMT)
Direxion Daily XYZ Bear 1X ETF	Block, Inc. (NYSE: XYZ)
Shares of the Funds (“Shares”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 25,000 Shares. Creation Units of the Funds are issued and redeemed for cash. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the consequences of seeking daily inverse investment results; (b) understand the risk of shorting; (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that each Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily inverse investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying security will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends.
Rafferty creates net “short” positions for the Funds. (Rafferty may create long positions in the Funds even though the net exposure in the Funds will be short.) Long positions move in the same direction as the underlying security, advancing when the underlying security advances and declining when the underlying security declines. Short positions move in the opposite direction of the underlying security, advancing when the underlying security declines and declining when the underlying security advances.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying security is consistent with the Fund’s stated daily inverse investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying security has risen on a given day, a Fund’s assets (i.e., net assets plus borrowing for investment purposes, if any) should fall, meaning its exposure will typically need to be decreased. Conversely, if the underlying security has fallen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Rafferty increases a Fund’s exposure when its assets rise and reduces a Fund’s exposure when its assets fall.

Direxion Shares ETF Trust Prospectus

The Effects of Fees and Expenses on the Return of a Fund for a Single Trading Day. Each Fund seeks to provide a daily return which is the inverse (or opposite) of the daily return of an underlying security. Each Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to the underlying security of a Fund would reflect 100% of the inverse performance of the underlying security during the following trading day, subject to the charges and expenses noted above.
A Fund may have difficulty in achieving its daily inverse investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If a Fund is unable to obtain inverse exposure to its underlying security consistent with its investment objective, such as situations in which the instruments utilized by a Fund are thinly traded or have a limited market, a Fund could, among other things, fail to meet its daily investment objective, increase its transaction fee, or reject one or more orders for Creation Units. Under such circumstances, a Fund could trade at a premium or discount to its NAV and the bid-ask spread in its shares could widen.
A Fund seeks daily returns while repositioning exposure daily. Therefore, for a period longer than one day, the pursuit of a daily investment objective will result in daily compounding. This means that the return of an underlying security over a period of time greater than one day multiplied by a Fund’s daily target (i.e., -100%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds without close monitoring for periods longer than a single trading day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying security for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional ETF which seeks (before fees and expenses) to match the performance of the XYZ stock. Similar to the Funds, Fund B is an ETF that seeks daily investment results (before fees and expenses) that correspond to -100% of the daily performance of the XYZ stock.
On Day 1, the XYZ stock increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ stock decreases in value from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ stock has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the stock is also valued at $100:
Day	Stock Value	Stock Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B would be expected to lose 5% on Day 1 (-100% of 5%) but gain 4.76% on Day 2.
Day	Stock Performance	-100% of Stock Performance	Value of Fund B Investment
			$100.00
1	5.00%	-5.00%	$95.00
2	-4.76%	4.76%	$99.52
In the case of Fund B, although the percentage decrease on Day 2 is sufficient to bring the value of the stock back to its starting point, because the inverse of that percentage is applied to a lower principal amount on Day 2, Fund B has a loss. (These calculations do not include the charges for fund fees and expenses.) As you can see, an investment in Fund B has additional risks than Fund A due to the effects of compounding on Fund B.
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than -100% exposure to the underlying stock from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying stock from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from -100% of the return of the underlying stock performance for the longer period. This deviation will increase with higher stock volatility and longer holding periods.
Examples of the Impact of Stock Volatility. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the underlying stock experiences volatility. The stock’s volatility rate is a statistical measure of the magnitude of fluctuations in the stock’s returns over a defined period. For periods longer than a trading day, volatility in the performance
Direxion Shares ETF Trust Prospectus

of the underlying stock from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the underlying stock for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund seeking an -100% correlation with an underlying stock:
Example 1 – Underlying Stock Experiences Low Volatility
Mary invests $10.00 in the hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying stock decreases from 100 to 98, a 2% loss. Mary’s investment rises 2% to $10.20. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying stock decreases from 98 to 96, a loss of 2.04%. Mary’s investment rises to $10.41, a gain during Day 3 of 2.04%. For the two day period since Mary invested in the Fund, the underlying stock lost 4% although Mary’s investment increased by 4.1%. Because the underlying stock continued to trend upwards with low volatility, Mary’s return closely correlates to the -100% return of the return of the underlying stock for the period.
Example 2 – Underlying Stock Experiences High Volatility
Mary invests $10.00 in the hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying stock decreases from 100 to 98, a 2% loss, and Mary’s investment rises 2% to $10.20. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying stock increases from 98 to 102, a gain of 4.08%. Mary’s investment declines by 4.08%, from $10.20 to $9.78. For the two day period since Mary invested in the Fund, the Fund’s underlying stock gained 2% while Mary’s investment decreased from $10 to $9.78, a 2.20% loss. The volatility of the underlying stock affected the correlation between the underlying stock’s return for the two day period and Mary’s return. In this situation, Mary lost more than -100% the return of the underlying stock.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying stock from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in the hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying stock moved from 100 to 98, a 2% loss. In light of that loss, the Fund’s beta at the point at which Mary invests is -96%. During the remainder of Day 2, the Fund’s underlying stock decreases from 98 to 90, a loss of 8.16%, and Mary’s investment rises 7.83% (which is the underlying stock gain of 8.16% multiplied by the 96% beta that she received) to $10.78. Mary continues to hold her investment through the close of trading on Day 2, during which the Fund’s underlying stock increases from 90 to 110, a gain of 22.22%. Mary’s investment declines by 18.2%, from $10.78 to $8.82. For the period of Mary’s investment, the Fund’s underlying stock increased from 98 to 110, a gain of 12.25%, while Mary’s investment decreased from $10.00 to $8.82, an 11.8% loss. The volatility of the underlying stock affected the correlation between the stock’s return for period and Mary’s return. In this situation, Mary lost less than -100% of the return of the underlying stock. Mary’s investment was also affected because she missed the first 2% move of the underlying stock and had a beta of -96% for the remainder of Day 2.
Market Volatility. A Fund seeks to provide a return which is -100% of the daily performance of its underlying stock. A Fund does not attempt to, and should not be expected to, provide returns which are -100% of the return of its underlying stock for periods other than a single day. A Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying stock experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying stock provided no return over a one year period and experienced annualized volatility of 20%. If the underlying stock’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.
Table 1 - Impact of Hypothetical Volatility Levels on Returns
Volatility Range	Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-22%
60%	-30%
70%	-39%
80%	-47%
90%	-55%
100%	-63%

Direxion Shares ETF Trust Prospectus

Note that at higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying stock is flat. For instance, if annualized volatility of the underlying stock were 100%, the Fund based on that underlying stock would be expected to lose more than 60% of its value, even if the underlying stock returned 0% for the year. The stock’s volatility rate is a statistical measure of the magnitude of fluctuations in its return the stock.
Table 2 shows the annualized historical volatility rate for the Funds’ underlying securities over the five year period ended December 31, 2025. The underlying securities have annualized historical volatility rates over that period ranging from 16.00% to 114.92%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various securities in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Historical stock volatility and performance are not likely indicative of future volatility and performance.
This information is intended to simply underscore the fact that each Fund is designed as a short-term trading vehicle. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Direxion Shares ETF Trust Prospectus

Table 2 – Historic Volatility of each Fund’s Underlying Stock
Stock	5-Year Historical Volatility Rate
American depositary receipts of PDD Holdings Inc.	70.16%
American depositary receipts of Sony Group Corporation	29.06%
Class A Common shares of Airbnb, Inc.	46.51%
Class A Common sharres of Reddit, Inc. (Offering Date 3/20/2024)	N/A
Class B Shares of NIKE, Inc.	34.86%
Common shares of Adobe Inc.	35.18%
Common shares of Alibaba Group Holding Limited	50.99%
Common shares of American Airlines Group Inc.	48.13%
Common shares of ASML Holding N.V.	41.64%
Common shares of Block, Inc.	60.36%
Common shares of Carnival Corporation	29.29%
Common shares of Caterpillar Inc.	55.11%
Common shares of Chipotle Mexican Grill Inc.	33.11%
Common shares of Coinbase Global, Inc. (Commenced Operations April 13, 2021)	N/A
Common shares of Costco Wholesale Corporation	22.50%
Common shares of Delta Air Lines, Inc.	40.11%
Common shares of DraftKings, Inc.	61.87%
Common shares of General Motors Company	37.24%
Common shares of Intel Corporation	46.24%
Common shares of Lucid Group, Inc. (Commenced Operations July 23, 2021)	N/A
Common shares of MARA Holdings, Inc.	114.92%
Common shares of Marvell Technology, Inc.	58.03%
Common shares of PayPal Holdings, Inc.	41.72%
Common shares of Realty Income Corporation	19.12%
Common shares of Robinhood Markets, Inc. (Commenced Operations July 28, 2021)	N/A
Common shares of Roblox Corporation (Commenced Operations March 9, 2021)	N/A
Common shares of Rocket Lab USA, Inc.	76.66%
Common shares of Salesforce, Inc.	35.29%
Common shares of SoFi Technologies, Inc. (Commenced Operations May 31, 2021)	N/A
Common shares of Southwest Airlines Co.	36.36%
Common shares of Starbucks Corporation	31.20%
Common shares of Target Corporation	35.20%
Common shares of Texas Instruments Incorporated	30.48%
Common shares of The Coca-Cola Company	16.00%
Common shares of The Walt Disney Company	29.14%
Common shares of Uber Technologies, Inc.	46.22%
Common shares of United Airlines Holdings, Inc.	48.04%
Common shares of UnitedHealth Group Incorporated	29.69%
Common shares of Visa Inc.	22.68%
Common shares of Walmart Inc.	20.89%
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than -100% investment exposure to the underlying stock for a Fund. The exposure to the underlying stock received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily investment objective (i.e.,-100%) by an amount determined by the movement of the underlying stock from its value at the end of the prior day. If the underlying stock moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying stock than the stated fund daily investment objective (i.e., -100%). Conversely, if the underlying stock moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying stock than the stated fund daily inverse investment objective (i.e., -100%).

Direxion Shares ETF Trust Prospectus

Table 3 below indicates the exposure to the underlying stock that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying stock from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying stock of a Fund has moved 2% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying stock from that point until the investor sells later that day or the end of the day equal to approximately 96% of the investor’s investment.
Conversely, if the underlying stock has moved 2% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying stock from that point until the investor sells later that day or the end of the day equal to approximately -104% of the investor’s investment.
The table includes a range of underlying stock moves from 5% to –5% for a Fund; stock moves beyond the range noted below will result in exposure further from a Fund’s daily investment objective.
Table 3 - Intra-Day Leverage of a Fund Given Market Movements
Move	Resulting Exposure for a Fund
-5%	-90%
-4%	-92%
-3%	-94%
-2%	-96%
-1%	-98%
0%	-100%
1%	-102%
2%	-104%
3%	-106%
4%	-108%
5%	-110%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—which should not be equated with seeking an investment objective for any other period. For instance, if the common shares of American Airlines, Inc. gains 10% for a week, the Direxion Daily AAL Bear 1X ETF should not be expected to provide a return of -10% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily investment objectives may result in daily compounding, which means that the return of an underlying stock over a period of time greater than one day multiplied by a Fund’s daily inverse investment objective (-100%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following tables set out a range of hypothetical daily performances during a given 10 trading days of an underlying stock and demonstrate how changes in the underlying stock impact a Fund’s performance for one trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a Fund over a 10 trading day period and do not reflect fees and expenses of any kind.
Table 4 – The Stock Lacks a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$95.00	-5.00%	-5.00%
Day 2	110	4.76%	10.00%	$90.47	-4.76%	-9.53%
Day 3	100	-9.09%	0.00%	$98.69	9.09%	-1.31%
Day 4	90	-10.00%	-10.00%	$108.55	10.00%	8.55%
Day 5	85	-5.56%	-15.00%	$114.58	5.56%	14.58%
Day 6	100	17.65%	0.00%	$94.35	-17.65%	-5.65%
Day 7	95	-5.00%	-5.00%	$99.06	5.00%	-0.94%
Day 8	100	5.26%	0.00%	$93.84	-5.26%	-6.16%
Day 9	105	5.00%	5.00%	$89.14	-5.00%	-10.86%
Day 10	100	-4.76%	0.00%	$93.38	4.76%	-6.62%
The cumulative performance of the hypothetical underlying stock in Table 4 is 0% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -6.62%. The volatility of the hypothetical underlying stock performance
Direxion Shares ETF Trust Prospectus

and lack of a clear trend results in performance for a hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying stock for the 10 trading day period.
Table 5 – The Stock Rises in a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$98.00	-2.00%	-2.00%
Day 2	104	1.96%	4.00%	$96.07	-1.96%	-3.93%
Day 3	106	1.92%	6.00%	$94.22	-1.92%	-5.78%
Day 4	108	1.89%	8.00%	$92.43	-1.89%	-7.57%
Day 5	110	1.85%	10.00%	$90.72	-1.85%	-9.28%
Day 6	112	1.82%	12.00%	$89.06	-1.82%	-10.94%
Day 7	114	1.79%	14.00%	$87.46	-1.79%	-12.54%
Day 8	116	1.75%	16.00%	$85.92	-1.75%	-14.08%
Day 9	118	1.72%	18.00%	$84.44	-1.72%	-15.56%
Day 10	120	1.69%	20.00%	$83.01	-1.69%	-16.91%
The cumulative performance of the hypothetical underlying stock in Table 5 is 20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is -16.91%. In this case, because of the positive hypothetical underlying stock trend, a hypothetical Fund’s decline is less than -100% of the hypothetical underlying stock gain for the 10 trading day period.
Table 6 – The Stock Declines in a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$102.00	2.00%	2.00%
Day 2	96	-2.04%	-4.00%	$104.08	2.04%	4.08%
Day 3	94	-2.08%	-6.00%	$106.24	2.08%	6.24%
Day 4	92	-2.13%	-8.00%	$108.50	2.13%	8.50%
Day 5	90	-2.17%	-10.00%	$110.85	2.17%	10.85%
Day 6	88	-2.22%	-12.00%	$113.31	2.22%	13.31%
Day 7	86	-2.27%	-14.00%	$115.88	2.27%	15.88%
Day 8	84	-2.33%	-16.00%	$118.58	2.33%	18.58%
Day 9	82	-2.38%	-18.00%	$121.40	2.38%	21.40%
Day 10	80	-2.44%	-20.00%	$124.36	2.44%	24.36%
The cumulative performance of the hypothetical underlying stock in Table 6 is -20% for 10 trading days. The return of a hypothetical Fund for the 10 trading day period is 24.36%. In this case, because of the negative hypothetical underlying stock trend, a hypothetical Fund’s gain is greater than -100% of the hypothetical underlying stock decline for the 10 trading day period.

Direxion Shares ETF Trust Prospectus

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily inverse investment objectives, a small adverse move in a Fund's underlying security will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The realization of certain of the risks described below may result in adverse market movements that may actually benefit a Fund due to its inverse investment objective. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily AAL Bear 1X ETF	Direxion Daily ABNB Bear 1X ETF	Direxion Daily ADBE Bear 1X ETF	Direxion Daily ASML Bear 1X ETF	Direxion Daily BABA Bear 1X ETF	Direxion Daily CAT Bear 1X ETF	Direxion Daily CCL Bear 1X ETF	Direxion Daily CMG Bear 1X ETF	Direxion Daily COIN Bear 1X ETF	Direxion Daily COST Bear 1X ETF	Direxion Daily CRM Bear 1X ETF	Direxion Daily DAL Bear 1X ETF
Shorting or Inverse Risk	X	X	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Daily Inverse Correlation Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-Affiliation Risk	X	X	X	X	X	X	X	X	X	X	X	X
Adobe Inc. Investing Risk			X
Airbnb, Inc. Investing Risk		X
Alibaba Group Holding Limited Investing Risk					X
American Airlines Group Inc. Investing Risk	X
ASML Holding N.V. Investing Risk				X
Block, Inc. Investing Risk
Carnival Corporation Investing Risk							X
Caterpillar Inc. Investing Risk						X
Chipotle Mexican Grill, Inc. Investing Risk								X
Coinbase Global, Inc. Investing Risk									X
Costco Wholesale Corporation Investing Risk										X
Delta Air Lines, Inc. Investing Risk												X
DraftKings, Inc. Investing Risk
General Motors Company Investing Risk
Intel Corporation Investing Risk
Lucid Group, Inc. Investing Risk
MARA Holdings, Inc. Investing Risk
Marvell Technology, Inc. Investing Risk
NIKE, Inc. Investing Risk
PayPal Holdings, Inc. Investing Risk
PDD Holdings Inc. Investing Risk
Realty Income Corporation Investing Risk
Reddit, Inc. Investing Risk
Robinhood Markets, Inc. Investing Risk
Roblox Corporation Investing Risk
Rocket Lab USA, Inc. Investing Risk
Salesforce, Inc. Investing Risk											X
SoFi Technologies, Inc. Investing Risk
Sony Group Corporation Investing Risk
Southwest Airlines Co. Investing Risk
Starbucks Corporation Investing Risk
Direxion Shares ETF Trust Prospectus

	Direxion Daily AAL Bear 1X ETF	Direxion Daily ABNB Bear 1X ETF	Direxion Daily ADBE Bear 1X ETF	Direxion Daily ASML Bear 1X ETF	Direxion Daily BABA Bear 1X ETF	Direxion Daily CAT Bear 1X ETF	Direxion Daily CCL Bear 1X ETF	Direxion Daily CMG Bear 1X ETF	Direxion Daily COIN Bear 1X ETF	Direxion Daily COST Bear 1X ETF	Direxion Daily CRM Bear 1X ETF	Direxion Daily DAL Bear 1X ETF
Target Corporation Investing Risk
Texas Instruments Incorporated Investing Risk
The Coca-Cola Company Investing Risk
The Walt Disney Company Investing Risk
Uber Technologies, Inc. Investing Risk
United Airlines Holdings, Inc. Investing Risk
UnitedHealth Group Incorporated Investing Risk
Visa Inc. Investing Risk
Walmart Inc. Investing Risk
Security Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X	X	X	X
Aerospace and Defense Industry Risk
Airline Industry Risk	X											X
American Depositary Receipt ("ADRs") Risk					X
Artificial Intelligence (AI) and Big Data Company Risk
Automotive Companies Risk
Chinese Securities Risk					X
Communication Services Sector Risk
Consumer Discretionary Sector Risk		X			X		X	X
Consumer Staples Sector Risk										X
Crypto Industry Investing Risk									X
E-Gaming Companies Risk
Electric and Autonomous Vehicles Company Risk
Entertainment Industry Risk
Financials Sector Risk									X
Healthcare Sector Risk
Hotels, Restaurants & Leisure Industry Risk		X					X	X
Industrials Sector Risk	X					X						X
Information Technology Sector Risk			X	X							X
Japanese Economy Risk
Machinery Industry Investing Risk						X
Real Estate Sector Risk
Retail Industry Risk					X
Semiconductor Industry Risk				X
Software Industry Risk			X								X
Sports Betting & iGaming Companies Risk
Textiles, Apparel & Luxury Goods Industry Risk
Transportation Industry Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X

Direxion Shares ETF Trust Prospectus

	Direxion Daily DIS Bear 1X ETF	Direxion Daily DKNG Bear 1X ETF	Direxion Daily HOOD Bear 1X ETF	Direxion Daily INTC Bear 1X ETF	Direxion Daily GM Bear 1X ETF	Direxion Daily KO Bear 1X ETF	Direxion Daily LCID Bear 1X ETF	Direxion Daily LUV Bear 1X ETF	Direxion Daily MARA Bear 1X ETF	Direxion Daily MRVL Bear 1X ETF	Direxion Daily NKE Bear 1X ETF	Direxion Daily O Bear 1X ETF	Direxion Daily PDD Bear 1X ETF	Direxion Daily PYPL Bear 1X ETF
Inverse or Shorting Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Inverse Correlation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Affiliation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Adobe Inc. Investing Risk
Airbnb, Inc. Investing Risk
Alibaba Group Holding Limited Investing Risk
American Airlines Group Inc. Investing Risk
ASML Holding N.V. Investing Risk
Block, Inc. Investing Risk
Carnival Corporation Investing Risk
Caterpillar Inc. Investing Risk
Chipotle Mexican Grill, Inc. Investing Risk
Coinbase Global, Inc. Investing Risk
Costco Wholesale Corporation Investing Risk
Delta Air Lines, Inc. Investing Risk
DraftKings, Inc. Investing Risk		X
General Motors Company Investing Risk					X
Intel Corporation Investing Risk				X
Lucid Group, Inc. Investing Risk							X
MARA Holdings, Inc. Investing Risk									X
Marvell Technology, Inc. Investing Risk										X
NIKE, Inc. Investing Risk											X
PayPal Holdings, Inc. Investing Risk														X
PDD Holdings Inc. Investing Risk													X
Realty Income Corporation Investing Risk												X
Reddit, Inc. Investing Risk
Robinhood Markets, Inc. Investing Risk			X
Roblox Corporation Investing Risk
Rocket Lab USA, Inc. Investing Risk
Salesforce, Inc. Investing Risk
SoFi Technologies, Inc. Investing Risk
Sony Group Corporation Investing Risk
Southwest Airlines Co. Investing Risk								X
Starbucks Corporation Investing Risk
Target Corporation Investing Risk
Texas Instruments Incorporated Investing Risk
The Coca-Cola Company Investing Risk						X
The Walt Disney Company Investing Risk	X
Uber Technologies, Inc. Investing Risk
United Airlines Holdings, Inc. Investing Risk
UnitedHealth Group Incorporated Investing Risk
Direxion Shares ETF Trust Prospectus

	Direxion Daily DIS Bear 1X ETF	Direxion Daily DKNG Bear 1X ETF	Direxion Daily HOOD Bear 1X ETF	Direxion Daily INTC Bear 1X ETF	Direxion Daily GM Bear 1X ETF	Direxion Daily KO Bear 1X ETF	Direxion Daily LCID Bear 1X ETF	Direxion Daily LUV Bear 1X ETF	Direxion Daily MARA Bear 1X ETF	Direxion Daily MRVL Bear 1X ETF	Direxion Daily NKE Bear 1X ETF	Direxion Daily O Bear 1X ETF	Direxion Daily PDD Bear 1X ETF	Direxion Daily PYPL Bear 1X ETF
Visa Inc. Investing Risk
Walmart Inc. Investing Risk
Security Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aerospace and Defense Industry Risk
Airline Industry Risk								X
American Depositary Receipt ("ADRs") Risk
Artificial Intelligence (AI) and Big Data Company Risk
Automotive Companies Risk					X		X
Chinese Securities Risk
Communication Services Sector Risk	X
Consumer Discretionary Sector Risk		X			X		X				X		X
Consumer Staples Sector Risk						X
Crypto Industry Investing Risk									X
E-Gaming Companies Risk
Electric and Autonomous Vehicles Company Risk
Entertainment Industry Risk	X
Financials Sector Risk			X											X
Healthcare Sector Risk
Hotels, Restaurants & Leisure Industry Risk		X
Industrials Sector Risk								X
Information Technology Sector Risk				X					X	X
Japanese Economy Risk
Machinery Industry Investing Risk
Real Estate Sector Risk												X
Retail Industry Risk													X
Semiconductor Industry Risk				X						X
Software Industry Risk									X
Sports Betting & iGaming Companies Risk		X
Textiles, Apparel & Luxury Goods Industry Risk											X
Transportation Industry Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X

Direxion Shares ETF Trust Prospectus

	Direxion Daily RBLX Bear 1X ETF	Direxion Daily RDDT Bear 1X ETF	Direxion Daily RKLB Bear 1X ETF	Direxion Daily SBUX Bear 1X ETF	Direxion Daily SOFI Bear 1X ETF	Direxion Daily SONY Bear 1X ETF	Direxion Daily TGT Bear 1X ETF	Direxion Daily TXN Bear 1X ETF	Direxion Daily UAL Bear 1X ETF	Direxion Daily UBER Bear 1X ETF	Direxion Daily UNH Bear 1X ETF	Direxion Daily V Bear 1X ETF	Direxion Daily WMT Bear 1X ETF	Direxion Daily XYZ Bear 1X ETF
Inverse or Shorting Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Inverse Correlation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Affiliation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Adobe Inc. Investing Risk
Airbnb, Inc. Investing Risk
Alibaba Group Holding Limited Investing Risk
American Airlines Group Inc. Investing Risk
ASML Holding N.V. Investing Risk
Block, Inc. Investing Risk														X
Carnival Corporation Investing Risk
Caterpillar Inc. Investing Risk
Chipotle Mexican Grill, Inc. Investing Risk
Coinbase Global, Inc. Investing Risk
Costco Wholesale Corporation Investing Risk
Delta Air Lines, Inc. Investing Risk
DraftKings, Inc. Investing Risk
General Motors Company Investing Risk
Intel Corporation Investing Risk
Lucid Group, Inc. Investing Risk
MARA Holdings, Inc. Investing Risk
Marvell Technology, Inc. Investing Risk
NIKE, Inc. Investing Risk
PayPal Holdings, Inc. Investing Risk
PDD Holdings Inc. Investing Risk
Realty Income Corporation Investing Risk
Reddit, Inc. Investing Risk		X
Robinhood Markets, Inc. Investing Risk
Roblox Corporation Investing Risk	X
Rocket Lab USA, Inc. Investing Risk			X
Salesforce, Inc. Investing Risk
SoFi Technologies, Inc. Investing Risk					X
Sony Group Corporation Investing Risk						X
Southwest Airlines Co. Investing Risk
Starbucks Corporation Investing Risk				X
Target Corporation Investing Risk							X
Texas Instruments Incorporated Investing Risk								X
The Coca-Cola Company Investing Risk
The Walt Disney Company Investing Risk
Uber Technologies, Inc. Investing Risk										X
United Airlines Holdings, Inc. Investing Risk									X
UnitedHealth Group Incorporated Investing Risk											X
Direxion Shares ETF Trust Prospectus

	Direxion Daily RBLX Bear 1X ETF	Direxion Daily RDDT Bear 1X ETF	Direxion Daily RKLB Bear 1X ETF	Direxion Daily SBUX Bear 1X ETF	Direxion Daily SOFI Bear 1X ETF	Direxion Daily SONY Bear 1X ETF	Direxion Daily TGT Bear 1X ETF	Direxion Daily TXN Bear 1X ETF	Direxion Daily UAL Bear 1X ETF	Direxion Daily UBER Bear 1X ETF	Direxion Daily UNH Bear 1X ETF	Direxion Daily V Bear 1X ETF	Direxion Daily WMT Bear 1X ETF	Direxion Daily XYZ Bear 1X ETF
Visa Inc. Investing Risk												X
Walmart Inc. Investing Risk													X
Security Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aerospace and Defense Industry Risk			X
Airline Industry Risk									X
American Depositary Receipt ("ADRs") Risk						X
Artificial Intelligence (AI) and Big Data Company Risk
Automotive Companies Risk
Chinese Securities Risk
Communication Services Sector Risk	X	X
Consumer Discretionary Sector Risk				X		X
Consumer Staples Sector Risk							X						X
Crypto Industry Investing Risk
E-Gaming Companies Risk
Electric and Autonomous Vehicles Company Risk
Entertainment Industry Risk	X
Financials Sector Risk					X							X		X
Healthcare Sector Risk											X
Hotels, Restaurants & Leisure Industry Risk				X
Industrials Sector Risk			X						X	X
Information Technology Sector Risk								X
Japanese Economy Risk						X
Machinery Industry Investing Risk
Real Estate Sector Risk
Retail Industry Risk
Semiconductor Industry Risk								X
Software Industry Risk
Sports Betting & iGaming Companies Risk
Textiles, Apparel & Luxury Goods Industry Risk
Transportation Industry Risk										X
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Shorting or Inverse Risk
Shareholders should lose money when an underlying security rises, which is a result that is the opposite from traditional exchange-traded funds.A Fund may engage in short sales or obtain short exposure that is designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. If the market price of the underlying security or underlying security goes down between the time a Fund sells the security or underlying security and buys it back, a Fund will realize a gain on the transaction. Conversely, if the underlying security or underlying security goes up in price during the period, a Fund will realize a

Direxion Shares ETF Trust Prospectus

loss on the transaction. Any such loss is increased by the cost a Fund must pay to short the underlying security or underlying security or obtain short exposure. Likewise, any gain will be decreased by the costs a Fund must pay to short a position or obtain short exposure. A Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. As the holder of a short position, a Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance.
A Fund will typically obtain inverse or “short” exposure through the use of derivatives such as swap agreements, options, or futures contracts, which may expose a Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities or financial instruments of the underlying short position. If a Fund were to experience this volatility or decreased liquidity, a Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or a Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities or financial instruments underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities, financial instruments or counterparties. A Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.
Effects of Compounding and Market Volatility Risk
Each Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from an underlying security’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding has a significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in -100% of the return of a Fund's underlying security due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund will underperform the return of -100% of its underlying security in a trendless or flat market.
The chart below provides examples of how volatility could affect a Fund’s performance. A security’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the security. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with inverse exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying security. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure for the Funds) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from -100% of the performance of the underlying security.
As shown below, a Fund would be expected to lose 6.04% if its underlying security provided no return over a one year period during which the underlying security experienced annualized volatility of 25%. If the underlying security’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying security’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the underlying security’s cumulative return for the year was 0%.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and performance on the long-term performance of the Funds, see the “Additional Information
Direxion Shares ETF Trust Prospectus

Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information (“SAI”).
Derivatives Risk
A Fund may obtain exposure through derivatives by investing in swap agreements and options. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than than shorting the underlying securities. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
A Fund expects to use swaps on the underlying security. If the underlying security has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily inverse investment objective. This may prevent a Fund from achieving its daily inverse investment objective particularly if the underlying security reverses all or a portion of its intraday move by the end of the trading day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Such costs may increase as interest rates rise.
In addition, a Fund’s investments in derivatives are subject to the following risks:
●
Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may exposure investors to significant losses.
●
Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).

Direxion Shares ETF Trust Prospectus

A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
Because a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to a Fund, or a Fund may decide to change its leveraged investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Rebalancing Risk
If for any reason a Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with its investment objective. In these instances, a Fund may have investment exposure to the underlying security that is significantly greater or less than its stated investment objective. A Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains. Additionally, a Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca, Inc. or other national securities listing exchanges where Shares are listed, and incur significant losses.
Intra-Day Investment Risk
Each Fund seeks daily investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than -100% investment exposure to the underlying security, depending upon the movement of the underlying security from the end of one trading day until the time of purchase. If the underlying security moves in a direction favorable to a Fund, the investor will receive less than -100% exposure to the underlying security. Conversely, if the underlying security moves in a direction adverse to a Fund, the investor will receive exposure to the underlying security greater than -100%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities the underlying security experience a significant change in value, a Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for a Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, a Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Correlation Risk
There is no guarantee that a Fund will achieve a high degree of inverse correlation to an underlying security and therefore achieve its daily inverse investment objective. Each Fund’s exposure to an underlying security is impacted by an underlying security’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to it an underlying security at the end of each day. The possibility of a Fund being materially over- or under-exposed to an underlying security increases on days when an underlying security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Each Fund may have difficulty achieving its daily inverse investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which a Fund invests, early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause a Fund to hold (or not to hold) an underlying security. Each Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect each Fund’s inverse correlation with an underlying security.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to the an underlying security, resulting in the Fund not performing as expected. A Fund may be subject
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to large movements of assets into and out of each Fund, potentially resulting in each Fund being over- or under-exposed to an underlying security. Additionally, each Fund’s underlying investments and/or reference assets may trade on markets that may not be open on the same day as each Fund, which may cause a difference between the changes in the daily performance of a Fund and changes in the performance of an underlying security. Any of these factors could decrease the inverse correlation between the performance of a Fund and an underlying security and may hinder a Fund’s ability to meet its daily inverse investment objective on or around that day.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, inflation rates and/or investor expectations concerning such rates, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. Interest rates and inflation rates may change frequently and drastically as a result of various factors and a Fund’s investments may not keep pace with these changes.
Securities markets also may experience long periods of decline in value. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously and changes in the financial condition of a single issuer can impact a market the markets broadly. A Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, tariffs and trade wars, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on a Fund, its investments and a Fund’s ability to achieve its investment objective. The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to the federal agencies and regulatory policies will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities, including the various counterparties utilized by the Fund.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund’s ability to issue additional Creation Units may be adversely affected. As a result, a Fund’s shares could trade at a premium or discount to their NAV or the bid-ask spread of a Fund’s shares could widen. Under such circumstances, a Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close. If a Fund must sell all or a portion of its investments, whether due to redemptions, a leverage reduction, its liquidation or otherwise, such sales may be at unfavorable prices and adversely affect a Fund.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or securities markets more broadly.
Non-Affiliation Risk
The issuer of each underlying security is not affiliated with the Trust, the Adviser, or any affiliates thereof, is not involved with this offering in any way, and has no obligation to consider a Fund in taking any corporate actions that might affect the value of a Fund. Investing in a Fund is not equivalent to investing in the underlying security. Fund shareholders will not have direct voting rights or rights to receive dividends or other distributions or any other rights with respect to a Fund's underlying security.
American Airlines Group Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, American Airlines Group Inc. faces the risks of economic downturns; insufficient financing; significant pension and postretirement funding obligations; reliance on qualified key personnel; the ever changing economic, geopolitical, commercial, regulatory climates; intense competition in the airline industry; union strikes and other labor disputes; potential for issues with third-party regional operators or service providers; damage to brand reputation; adverse events and the related publicity; intellectual property rights may be hard to defend; increases in the price of fuel; conflicts overseas, terrorist attacks or other acts of violence may target the airline industry; increasing regulations around climate change and regulation of emissions; more stringent pilot time regulations and training requirements may add costs; limited number of aircraft suppliers; heavy reliance on technology may cause risks when systems fail; high infrastructure requirements; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Airbnb, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Airbnb, Inc. faces the risks of: difficulty of sustaining revenue growth; difficulty retaining hosts and guests; difficulty expanding the global network; maintaining the brand and reputation; reliance on third-party payment processors; indebtedness and financial defaults; acquisitions may be unsuccessful; disruptions in the travel network would impact performance; high level of competition; impacts of climate change; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.

Direxion Shares ETF Trust Prospectus

Adobe Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Adobe Inc. faces the risks of failing to innovate in response to rapid changes; issues relating to the development and use of artificial intelligence; competition is rapidly evolving; brand or reputational harm; service interruptions or failures by third party-providers would impair ability to conduct business; may be unable to develop, manage or maintain critical relationships; extended and complex sales cycles may increase costs and be unpredictable; recruiting and retaining key personal is integral to the company; fluctuations in subscriptions numbers; fluctuations in foreign currency exchange rates; catastrophic events, including climate change, may impact the company; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
ASML Holding N.V. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, ASML Holding N.V. shares face risks associated with: intense competition; rapidly changing industry; long-term risky investments in research and development may not benefit the company; development and implementation of semiconductor products is uncertain; changes in demand and margins; macroeconomic conditions are uncontrollable; use of artificial intelligence is rapidly evolving; complexities of the global supply chain; products may have defects or other issues; security vulnerabilities; cybersecurity attacks; intellectual property risks; ability to retain and attract qualified talent; fluctuations in currency exchange rates; catastrophic events are impossible to predict and can have a material adverse effect; as well as regulatory, tax, insurance, legal and litigation issues.
Alibaba Group Holding Limited Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Alibaba Group Holding Limited faces the risks of: the maintenance of the trust in the purchase ecosystem as well as the ecosystem itself; strong competition; failure to innovate; maintaining the company culture; impact of the economic conditions in China globally; changes in trade and investment policies; export control changes; reputational harm; failure to expand international operations; changing laws and regulations, including those related to data security; cybersecurity attacks; claims under consumer protection laws; failure to maintain or improve the technology infrastructure; business being connected to the reliability and security of the internet infrastructure in China generally; network interruptions; payment processing issues; reliance on third party service providers; natural disasters and the related interruption in business; reliance on key management; failure to appropriately deal with fraudulent or illegal activity; failure to protect intellectual property rights; changes in tax structures; inability to obtain financing; as well as the risks related to insurance, taxes, and the corporate structure of the Company.
Caterpillar, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Caterpillar, Inc. faces risks associated with: sensitivities to global and regional economic conditions; catastrophic events; commodity price changes; changes in monetary or fiscal policies; political and economic risks; dependence on ability to develop, produce and market quality products; high competition; increased information technology security risks; investment management decisions; unrealized anticipated benefits from acquisitions, joint ventures or divestitures; union disputes; unexpected increases in costs to do business; disruptions in the global financial markets; failure to maintain credit rating and retain current cost of financing; the Financial Products segment is subject to risks associated with the financial services industry, changes in interest rates, increases in delinquencies, currency exchange rates, restrictions in debt agreement and sustained increases in funding obligations; changes in trade and anti-corruption laws and policies; taxes; litigation; regulatory compliance costs; as well as strict environmental laws and regulations.
Carnival Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Carnival Corporation faces risks associated with: geopolitical uncertainty; incidents concerning ships, guests or cruise itineraries; changes in and non-compliance with laws and regulations; factors associated with climate change; inability to meet and achieve financial targets; loss of key employees; increasing fuel charges; reliance on third party suppliers; fluctuations in foreign currency; overcapacity and competition in the cruise industry; inability to implement shipbuilding and repairs; inability to acquire financing; as well as regulatory, legal and litigation issues.
Chipotle Mexican Grill, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Chipotle Mexican Grill, Inc. faces risks associated with: food safety and food-borne illnesses; digital business risks; high competition; higher prices for higher quality food business model; social media liability; ability to attract and retain high quality talent; failure to comply with all federal, state and local laws and regulations; increasing costs of labor; inability to attract and retain
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qualified leaders; cybersecurity breaches; privacy and data concerns; heavy reliance on information technology systems; potential for ingredient costs to increase; shortages or interruptions in the supply chain for needed ingredients; regulatory compliance costs; litigation; taxes; sustained growth of new locations; evolving requirements for disclosure regarding sustainability practices; climate change and the resulting impact on operations; as well as risks related to the general state of the economy and other business factors.
Coinbase Global, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Coinbase Global, Inc. faces risks associated with: significant fluctuations in operating results; revenue dependencies on the price of crypto assets and volume of transactions on its platform; revenues may be concentrated on a limited number of crypto assets; overall demand for crypto assets; interest rate fluctuations; possible limitations on the development and growth of crypto assets; potential cyberattacks and security breaches; highly-evolving and uncertain regulatory landscape; high level of competition; material pending litigation, class actions, investigations and regulatory enforcement actions; reliance on third parties for certain aspect of its operations; and potential theft, loss, or destruction of private keys required to access crypto assets held in custody for customers or the company, which may be irreversible.
Costco Wholesale Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Costco Wholesale Corporation shares face risks associated with: dependence on the U.S. and Canadian operations; difficulties implementing growth strategies; failure to maintain membership growth, loyalty and brand recognition; disruptions in merchandise distribution or manufacturing; being able to respond to consumer tastes and demands in a timely fashion; performance and maintenance of the information technology systems of the business; increasing threats of data breaches; payment systems; potential for injury or illness to members; development of omnichannel systems; ability to attract and retain qualified employees; intense competition; general state of the economy as whole; reliance on third party suppliers and their timelines; fluctuations in foreign exchange rates; possibility of natural disasters and other catastrophic events; as well as regulatory, tax, insurance, legal and litigation issues.
Delta Air Lines Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
As of the date of this prospectus, Delta Air Lines Inc. faces the risks of losses and adverse publicity related to serious accidents; breaches or lapses in security of technology systems; technology failures; higher fuel costs or restricted supply of aircraft fuel would impact profits; disruption or problems with third-parties including carriers; labor strikes; results may fluctuate due to demand; environmental and operational concerns related to the Monroe refinery; brand or reputational damage; reliance on key personnel; public health threats, terrorist attacks and geopolitical conflicts would alter demand; intense competition; disruptions at major airports would impact operations; as well as risks related to regulatory changes, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
The Walt Disney Company Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Walt Disney Company shares face risks associated with: the potential for a decline in global and regional economic conditions; fluctuations in foreign currency; changes in technology and consumer consumption patterns; may be misaligned with public and consumer tastes and preferences for entertainment and travel; variety of events that are uncontrollable and would disrupt business, including health events, natural disasters and climate change; increasing competitive pressures; ability to renew long-term contracts on favorable terms; damage to reputation or brand; ability to obtain required financing; labor disputes; business seasonality; ability to attract and retain employees; maintenance of intellectual property; cybersecurity threats and data breaches; changing regulations may impact business; as well as regulatory, tax, insurance, legal and litigation issues.
DraftKings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DraftKings, Inc. shares face risks associated with: significant competition in the industry; economic downturns and market conditions are uncontrollable; foreign regulations may change; reductions in consumer discretionary spending could have an adverse effect on business; fluctuations in operating results; historical losses may reoccur in the future; business demand fluctuates seasonally; reliance on artificial intelligence and information technology; vulnerability for data breaches; reliance on third party providers in uncontrollable; reliance on third party payment processors and sports data providers; failure to detect fraud or theft; reliance on strategic relationships with casinos, tribes and horse-tracks to offer services in certain jurisdictions; growth is dependent on development of new users, products and offerings; growth is also dependent on the legal status of real-money gambling; ability to obtain adequate financing; likelihood for errors in odd calculations;

Direxion Shares ETF Trust Prospectus

negative events may result in negative press; difficulty accessing the service of banks and financial institutions; as well as regulatory, tax, insurance, legal and litigation issues.
General Motors Company Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, General Motors Company faces the risks of failing to deliver or develop new products could impact results; failure to attract or retain key personnel; design and introduction of new vehicles must be timely; long term success is reliant on development of and consumer adoption of electric vehicles; intense competition; climate change, including changing regulations related to emissions; global automobile market sales volumes may be volatile and subject to additional regulations; inflationary pressures and increased costs of commodities or raw materials would impact performance; disruption of a manufacturing facility or a supplier’s operations would disrupt production schedules; public health crises could disrupt business operations; providing financial services to customers and dealers can be volatile; as well as risks related to intellectual property, government regulations, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Robinhood Markets, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Robinhood Markets, Inc. shares face risks associated with: growth may be difficult to maintain; limited operation experience at current scale; results of operations fluctuate; changes in transaction-based revenue would have an adverse impact; direct and indirect exposure to fluctuating interest rates; failure to comply with “best execution” requirements; ability to obtain adequate capital and financing; harm of brand and reputation; failure of financial institutions used would cause substantial losses; changing business, economic and political conditions; ability to attract and retain key employees and maintain a secure business system; expansion of business into foreign markets; exposure to funding losses; as well as regulatory, tax, insurance, legal and litigation issues.
Intel Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Intel Corporation shares face risks associated with: intense competition; rapidly changing industry; long-term risky investments in research and development may not benefit the company; development and implementation of semiconductor products is uncertain; changes in demand and margins; macroeconomic conditions are uncontrollable; use of artificial intelligence is rapidly evolving; complexities of the global supply chain; products may have defects or other issues; security vulnerabilities; cybersecurity attacks; intellectual property risks; ability to retain and attract qualified talent; fluctuations in currency exchange rates; catastrophic events are impossible to predict and can have a material adverse effect; as well as regulatory, tax, insurance, legal and litigation issues.
Lucid Group, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Lucid Group, Inc. shares face risks associated with: limited operating history and future business prospects; historical net losses continuing; an inability to control substantial costs; cancellable orders; a global downtown or recession; dependence on a single model of vehicle; the cancellation of or inability to fulfill a large contract from Saudi Arabia; dependence on brand image; no third-party retail product distribution and service network; consumers’ adoption of electric vehicles; changing international business operations; significant barriers to entry and competition in the automotive industry; elimination or reduction of government initiatives; an inability to offer attractive leasing and financing options; development of technology related to autonomous driving advanced driving assistance; low gas prices hampering demand; supply chain complexities; as well as regulatory, tax, insurance, legal and litigation issues.
The Coca-Cola Company Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Coca-Cola Company shares face risks associated with: potential for changes in the economic and geopolitical conditions; increased competition; failure of innovation; changes in retail landscape; inability to expand business into emerging and developing countries; ability to attract and retain key employees; disruptions in the supply chain; reliance on third-party service providers; labor disputes; changes in consumer demands; perceived negative effects of certain ingredients; product safety and health concerns; negative publicity; reliance on bottling partners; as well as regulatory, tax, insurance, legal and litigation issues.
MARA Holdings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, MARA Holdings, Inc. shares face risks associated with: bitcoin and bitcoin prices are highly volatile; the regulatory environment of bitcoin is ever evolving; failure to grow hash rate could result in the operations to suffer; potential for the disruptions of the crypto asset markets;
Direxion Shares ETF Trust Prospectus

geopolitical and economic crisis; open-source structure of the Bitcoin network protocol could adversely impact operations; potential for “forks” in the blockchain; mining and processing irregularities; reliance on immersion-cooling; loss or destruction of private keys may be irreversible; security threats; ability to adapt to changing technology; limitation of legal recourse available; security breaches, privacy concerns and cybersecurity attacks; reliance on third-party hosting; intellectual property rights claims may adversely affect operations; reliance on key personnel; prolonged power or internet outages; as well as regulatory, tax, insurance, legal and litigation issues.
Marvell Technology, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Marvell Technology, Inc. faces the risks of must maintain the ability to design and develop products in a rapidly changing environment; reliance on a limited customer base; macroeconomic conditions would impact operations; tariffs and trade restrictions with China; customer orders may be canceled, rescheduled or deferred; intense competition; competitive cost structure must be maintained; retaining and attracting key personnel; seasonality of demand; failures of manufacturing lines; climate change and other natural disasters; impacts of future pandemics, as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
NIKE, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, NIKE, Inc. faces the risks of economic downturns; intense competition; inflationary pressure as well as changing currency rates; climate change and related regulatory changes; extreme weather and natural disasters; pandemic impacts or other public health emergencies; brand or reputational harm; inability to anticipate customer preferences and demands; reliance on innovation; seasonal demands; failing to obtain and maintain high-quality endorsement deals; reliance on technology; consolidation of retailers; concentration in manufacturing; competition for prime real estate; international operations, including overseas sourcing, manufacturing and financing; global distribution disruptions; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
PDD Holdings Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PDD Holdings Inc. faces the risks of historical performance may not predict future performance; difficult to anticipate customers’ preferences; brand or reputational harm; intense competition; laws and regulations governing the business are complex and ever changing; liability associated with sale of counterfeit or otherwise illegal or unauthorized products; claims submitted under consumer protection laws; running an international corporate structure with multi-jurisdictional operations, including significant business in China; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
PayPal Holdings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PayPal Holdings, Inc. shares face risks associated with: cybersecurity and technology issues; development of new technologies is difficult; business is subject to extensive government regulations and oversight, including cryptocurrency regulation; consumer protection laws are complex; standards against anti-money laundering and counter-terrorism financing are constantly increasing; data breaches and privacy concerns; landscape around artificial intelligence is rapidly evolving; intense competition; changes to payment networks may impact business operations; reliance on third-parties; ability to detect services for illegal activities is difficult; global economic conditions may change; brand integrity and reputation; reliance on counterparty financial institutions; ability to attract and maintain key personnel; as well as regulatory, tax, insurance, legal and litigation issues.
Realty Income Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Realty Income Corporation shares face risks associated with: variability in the supply and demand of real estate; unknown environmental liability of being a property owner; failure to qualify as a REIT; changing regulations related to REITs; debt and preferred stock financing; real estate investment is illiquid; international investment comes with additional risks; property taxes may increase; regulations regarding gaming facilities may change; compliance with the Americans with Disabilities Act of 1990 and regulations promulgated thereunder; climate change impacts are hard to predict; as well as regulatory, tax, insurance, legal and litigation issues.
Reddit, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Reddit, Inc. faces the risks of inability to increase or retain user base; content contribution

Direxion Shares ETF Trust Prospectus

reductions; brand and reputational harm; changes in internet search algorithms; operations may fluctuate and monetization of business is in the early stages; failure to attract new advertisers; expansion may slow; interoperation with operating systems, networks, devices, etc. is integral to operations; intense competition; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Roblox Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Roblox Corporation shares face risks associated with: historical losses may occur in the future; business seasonality; historical rapid growth may not be indicative of future growth; reliance on third-party operating systems and distribution channels; maintenance of brand and reputation; failure to retain and add new users; dependence on developers to develop new content; prolonged power or internet outages would impede business operations; lack of comprehensive encryption; security and data breaches; international expansion is complex; reliance on suppliers of certain components; use of platform for illegal activities; as well as regulatory, tax, insurance, legal and litigation issues.
Rocket Lab USA, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Rocket Lab USA, Inc. faces the risks of past rapid growth may not translate to future growth rates; limited operating history of company; historical losses; maintaining sustainable order rate for purchases; contracts with governmental entities is subject to additional restrictions; concentration in customer base; funding of the U.S. government could disrupt revenue; difficulty developing new technologies; intense competition; uncertainty in global macroeconomic conditions; reliance on a limited number of vendors; launch vehicles and spacecraft are subject to delays, damage or destruction; launch delays due to defects of failures; raw material supplies may be difficult to procure; space is harsh and unpredictable; increasing congestion of low Earth orbit constellations; labor disputes; fluctuations in foreign exchange rates; improper handling or unplanned events of dangerous materials; failure of infrastructure; as well as risks related to intellectual property, litigation, financing, taxes, insurance, data security, cybersecurity and accounting issues.
Salesforce, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Salesforce, Inc. faces the risks of security breaches; defects, interruptions and disruptions in services may dimmish demand; strains on personnel and infrastructure may limit growth of customer base; difficulty predicting subscription renewals and upgrade rates; inherent risks of international operations; loss of key personnel; failure of support services; intense competition; difficulties expanding; difficulties maintaining and enhancing the brand; disruptions with third-parties may hinder operations; changing social and ethical issues, including the use of artificial intelligence; legal and regulatory risks; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Sony Group Corporation Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Sony Group Corporation faces the risks of intense competition; inability to maintain adequate research and development into changing demands; strategic initiatives may fail; sales and profitability may be affected by problems with performance of wholesalers, retailers or other third parties; operations as a global company require adherence with a wide range of laws and regulations; management of third-party suppliers and business partners can be difficult; sales and operations are sensitivity to global and regional trends and conditions; fluctuations in currency exchange rates; inability to retain and attract key personnel; changes in consumer behaviors; disruptions due to pandemics or other natural disasters that could disrupt the supply chain; brand and reputational harm; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Starbucks Corporation Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Starbucks Corporation faces the risks of brand relevance and execution; strategic initiatives may fail; investments to transform customer experience may not generate expected results; customer preferences are ever changing; reliance on business partners and third-party providers; food or beverage-borne illnesses or other inaccuracies or contamination; projections for new store openings may not be met; operating a global business, including increasing dependence on certain international markets; supply chain disruptions, including costs, interruptions and inadequacies; changes to the greater global macroeconomic conditions; ability to attract and retain key personnel; intense competition; compliance with environmental, social and governance matters; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
SoFi Technologies, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The
Direxion Shares ETF Trust Prospectus

value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SoFi Technologies, Inc. shares face risks associated with: operating in a rapidly evolving industry with limited experience in some segments; historical losses which may also occur in the future; recent rapid growth has placed significant demands on business; ability to retain and attract members; potential for adverse events effecting the financial industry; reputational harm; loans are sold to a concentrated number of whole loan purchasers; reliance on third-parties; various financing arrangements may impact operations; counterparty risk; market and interest rate variability; prepayment of loans may negatively impact revenue; new business ventures may create added risks; demand for products may decline without adequate innovation; fraudulent activity; operating in a cyclical industry; originating loans on the internet has more risk than paper-based loan applications; student loans may be discharged; funding and liquidity concerns; as well as regulatory, tax, insurance, legal and litigation issues.
Southwest Airlines Co. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, LUV faces the risks of economic downturns; inability to compete as low cost carrier; increasing insurance costs; intense competition; reliance on a single manufacturer for aircraft and engines; labor disputes; extreme weather conditions; extensive governmental regulations, including environmental regulations; international operations may cause additional management concerns; reputational harm; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Target Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Target Corporation faces the risks of intense competition; inability to anticipate customer demands; brand and reputational harm; inability to develop adequate exclusively branded products; inventory management; seasonality of business; investment and infrastructure risks; supply chain and third-party distribution; greater macroeconomic conditions may fluctuate; natural disasters or adverse weather conditions, including impacts of climate change; workforce management difficulties; as well as risks related to litigation, regulatory changes, taxes, insurance, data security, cybersecurity and accounting issues.
Texas Instruments Incorporated Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Texas Instruments Incorporated faces the risks associated with global macroeconomic conditions; intense competition; changes in supply and demand; inability to implement strategic changes; natural disasters in locations of operation; rapidly changing markets; attracting and retaining key personnel; brand and reputational harm; complexities of laws and regulations; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Uber Technologies, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Uber Technologies, Inc. shares face risks associated with: classification of drivers; highly competitive industry; fares may need to be lowered in certain areas to remain competitive; significant losses have been incurred and may be in the future; inability to attract and retain drivers; maintaining and enhancing brand; platform users may engage in illegal activities; operation outside the United States is a large portion of business operations; significant fluctuations in operation results; inability to provide transportation to the airports in large metropolitan areas would adversely impact business; security or data breaches, cybersecurity attacks; inability to introduce new technologies; some users paying in cash increases regulatory concerns; allowing payment via credit card is instrumental to business operations; evolving nature of climate change, regulations and use of artificial intelligence; as well as regulatory, tax, insurance, legal and litigation issues.
UnitedHealth Group Incorporated Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, UnitedHealth Group Incorporated faces the risks associated with failure to estimate and management covered medical costs; failure to properly maintain the integrity and availability of data; failure to develop and maintain satisfactory relationships with health care payers, physicians and hospitals; failure to maintain enrollment and remain competitive; routine legal actions and investigations; inability to manage strategic alliances; public health crises; inability to attract and retain key sales associates; economic downturns; ability to attract and retain key personnel; highly regulated business activities; participation in governmental health care programs could lose funding, enrollments or other adverse effects; changing regulations related to pharmacy care services; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.

Direxion Shares ETF Trust Prospectus

United Airlines Holdings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, United Airlines Holdings, Inc. faces the risks associated with failure to execute elements of strategic operating plan; changes to network strategy; failure to manage acquisitions; adverse publicity or brand or reputational harm; intense competition; aircraft, engines and parts are sources from a limited number of suppliers; disruptions to third-party carriers and routes; unfavorable economic and political conditions; reliance on third-party service providers which may fail; major airport disruptions; geopolitical conflict, terrorist attacks or security events may disrupt operations; heavy reliance on technology for business operations; union disputes; inability to attract or retain key personnel; subject to expensive government regulations; environmental regulation and liability is everchanging; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Visa Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Visa Inc. faces risks associated with: complex and revolving global regulations; increased scrutiny related to the global payments industry; government- imposed obligations and/or restrictions on international payment systems; liability associated with handling personal data and information; regulatory compliance costs; litigation; taxes; indebtedness; and the ability to attract and retain high quality talent; intense competition; difficulty winning and retaining customer base; merchants’ and processors’ pushes to lower acceptance cost and challenge industry practices; maintaining relationships with financial institutions; maintaining brand reputation; global, political, market or health related events may harm business; as well as technological and cybersecurity concerns.
Block, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Block, Inc. shares face risks associated with: slowing of growth rates; generation of significant net losses; maintenance of brand and reputation; attempts to expand may not succeed; long term success relies on development of new products; intense competition; developments in cryptocurrencies subject the business to additional risks; integration of Afterpay; risks of TIDAL and the music industry; risks of the banking ecosystem; required capital may not be available; data breaches and cybersecurity attacks; software errors; system failures; reliance on payment card networks; reliance on third-party systems; ability to retain and attract key personnel; limited number of available suppliers; as well as regulatory, tax, insurance, legal and litigation issues.
Walmart Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Walmart Inc. faces the risks associated with the failure to execute omni-channel strategy; failure to respond to changing consumer demands; intense competition; general and macroeconomic uncertainty; success of strategic alliances; health pandemics; natural disaster and climate change; difficulties with supply chain; decline in quality of products offered; reliance on electronic means to process transactions is subject to the risks of failure with the systems; technology-based systems may have outages; inability to attract and retain key personnel; illegal or inappropriate behavior of independent contractors or third-party service providers; fluctuations in global currency; international operations are subject to additional regulations; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Security Volatility Risk
Significant short-term price movements in the underlying security could adversely impact the performance of both the underlying security and a Fund, increase a Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the NAV of a Fund over short-term periods may be more volatile than other investment options due to the volatility of the underlying security.
Concentration Risk
Each Fund will be concentrated in the underlying security and the industry and/or sector to which its underlying security is assigned (i.e., hold more than 25% of its total assets in investments that provide inverse exposure, as applicable, to the industry and/or sector to which its underlying security is assigned). Since each Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because each Fund only invests in one security and industry/sector, it should be expected to increase from any market movements that adversely impact the underlying security and/or the industry/sector to which the underlying security is assigned.
Aerospace and Defense Industry Risk
The aerospace and defense industry can be significantly affected by government regulation and spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. The financial condition of companies in this industry is heavily influenced by government defense spending, which may be reduced in efforts to control
Direxion Shares ETF Trust Prospectus

government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Airline Industry Risk
Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Due to the competitive nature of the airline industry, airline companies may not be able to pass on increased fuel prices to customers by increasing fares. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Automotive Companies Risk
The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Artificial Intelligence (AI) and Big Data Company Risk
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
American Depositary Receipts (“ADRs”) Risk
ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Chinese Securities Risk
The economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a planned economy to a more market oriented economy since the 1970s. Still, the majority of productive assets in China are owned by the PRC government at various levels. In recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. Under these reforms, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such reforms or growth will be sustained in the future. The Chinese economy is generally

Direxion Shares ETF Trust Prospectus

considered an emerging market, which is affected by economic and political conditions and policy in China and surrounding Asian countries.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan, South Korea and countries in the European Union, would adversely impact the Chinese economy and a Fund’s investments.
International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. For example, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity include purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies. In addition, international pressure has been placed on China related to Chinese trade policy, in particular with respect to forced technology transfers and weak intellectual property protections. Consequences of trading strains between China and importing nations may include a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and the failure of individual companies and/or segments of China’s export industry.
In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Recent developments in relations between the United States and China have heightened the risks of investing in Chinese securities as the deteriorating relationship has resulted in additional and/or increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Chinese industries and issuers that rely on exports. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has implemented a process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements. Historically, issuers in China have been subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets. Therefore, all material information Chinese securities issuers may not be known or publicly available, and where it is available, it may not be reliable. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or even inability to enforce judgments obtained through courts in other countries, such as the United States.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
Chinese Government Risk
The Chinese government has historically exercised substantial control over every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods maybe sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant and unpredictable effects on the economic conditions in China. The Chinese government may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index.
Direxion Shares ETF Trust Prospectus

In addition, As the Chinese government’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies and/or companies in the region.
From time to time, and as recently as 2022 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other adverse impacts.
Chinese Markets Risk
The Chinese securities markets have a limited operating history compared to the U.S. and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to political, economic and regulatory developments in China, and investments in China may experience significant losses. In addition, the Chinese securities markets have historically been characterized by relatively frequent trading halts and low trading volume. As the Chinese securities markets are maturing, these conditions are improving. Nevertheless, Chinese securities may generally be regarded as less liquid and more volatile than the securities of U.S. issuers.
Investments in China may also be subject to positive or negative effects as a result of varied policies on expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information.
The laws, regulations, including the investment regulations allowing Stock Connect investing and Qualified Foreign Investors (“QFIs”) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the exposure to A-shares in a Fund’s portfolio.
Chinese Currency Risk
The Chinese government sets monetary policy and restricts the ability of both Chinese nationals and foreign investors to transfer monies into and out of China. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, as well as the imposition of currency controls of other national or global political actors. The RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of RMB-denominated investments. There can be no assurance that the RMB will not be subject to devaluation and any devaluation of the RMB may adversely affect the value of Chinese securities.
Communication Services Sector Risk
The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, inflation, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the

Direxion Shares ETF Trust Prospectus

demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk
Consumer staples companies are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Crypto Industry Investing Risk
Companies in the crypto industry are subject to various risks, including the inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft. Some of the companies in which a Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. Crypto asset markets are also relatively new, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation. Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.
Entertainment Industry Risk
Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
E-Gaming Companies Risk
E-Gaming companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. E-Gaming companies may be dependent on one, or a small number, of product or product franchises for a significant portion of their revenue and profits and they may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. E-Gaming companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, E-Gaming companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies could be negatively impacted by disruptions in service caused by hardware or software failure.
Electric and Autonomous Vehicles Company Risk
Electric and autonomous vehicles companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric and autonomous vehicles companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Electric and autonomous vehicles companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Electric and autonomous vehicles companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of electric and autonomous vehicles companies may be concentrated in a particular country, region or industry, including in emerging markets. Any adverse event affecting one of these countries, regions or industries could have a negative impact on electric and autonomous vehicles companies.
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Financials Sector Risk
Performance of companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability of such companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials sector as a whole cannot be predicted.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Hotels, Restaurants & Leisure Industry Risk
The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events, including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have

Direxion Shares ETF Trust Prospectus

limited product lines, markets, financial resources or personnel. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Japanese Economy Risk
The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Machinery Industry Risk
The machinery industry includes the development and sales of machinery and equipment for agriculture and construction projects. Companies within the industry may be significantly affected by government spending, changes in agricultural production, changes in new infrastructure spending, including bridges, roads and tunnels, demand for products such as excavators, bulldozers, cranes and front loaders as well as developments in autonomous machinery. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of equipment financing. Certain segments of the industry may be significantly affected by environmental regulations and catastrophic events such as pandemics, earthquakes, hurricanes and terrorist acts.
Real Estate Sector Risk
Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate noted above. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Retail Industry Risk
Securities of companies in the retail industry can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retail industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Semiconductor Industry Risk
Semiconductor companies may face intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and
Direxion Shares ETF Trust Prospectus

qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components.
The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Software Industry Risk
Companies that develop and implement software can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Sports Betting & iGaming Companies Risk
The iGaming and sports betting industry is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of iGaming and sports betting in other jurisdictions (both regulated and unregulated) could increase competition with traditional betting companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, iGaming and sports betting companies face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing sports betting companies. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of these companies. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions. Some sectors of the economy and individual issuers, including iGaming companies, have experienced particularly large losses. The shutdown of all commercial sporting activity in the United States and other countries has resulted in there being no sports betting online or otherwise. The continued impact of these events or other epidemics or pandemics could have an impact on a Fund.
Textiles, Apparel & Luxury Goods Industry Risk
Companies in the textiles, apparel and luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. These companies may be subject to changes in consumer preferences, and technologies employed by companies in the textiles, apparel and luxury goods industry may become obsolete. The success of companies in the textiles, apparel and luxury goods industry may depend heavily on the consumer spending of a relatively small segment of the general population and changes in consumer taste among such segment of the population can also affect the demand for, and success of, such companies. Since these types of companies are dependent on consumer spending, they can be especially sensitive to a decline in consumer confidence or any downturns in the broader economy. Demand for textiles, apparel and luxury goods may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.
Transportation Industry Risk
Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Companies in the transportation industry are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation industry and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Large-Capitalization Company Risk
Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts

Direxion Shares ETF Trust Prospectus

may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Liquidity Risk
Holdings of a Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price a Fund may be adversely impacted. Certain market conditions or restrictions may prevent a Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions a Fund may be one of many market participants that are attempting to transact in the securities of its underlying security. Under such circumstances, the market for securities of its underlying security may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in the securities or financial instruments and a Fund's transactions could exacerbate illiquidity and price volatility in the securities of its underlying security.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund's ability to issue additional Creation Units may be adversely affected. As a result, a Fund's shares would trade at a premium or discount to their NAV and/or the bid ask spread of a Fund's shares could widen. Under such circumstances, a Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to a Fund. In such an instance, a Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to its underlying security, change its investment objective, reduce its exposure for a period of time or close.
Cash Transaction Risk
Unlike most ETFs, a Fund effects creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by a Fund. As such, investment in a Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling investments to achieve a Fund’s investment objective. To the extent that such costs are not offset by fees payable by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio investments at the fund level. Because each Fund effects redemptions principally for cash, each Fund may be required to sell portfolio investments in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if such Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process. Additionally, because the each Fund is conducting the portfolio transactions rather than receiving securities in-kind each Fund will incur brokerage commissions and other related expenses thus each Fund’s expenses will be higher than funds that utilize in-kind creations and redemptions.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s Shares on such exchanges as NYSE Arca, could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Early Close/Trading Halt Risk
When indices or securities experience a sharp decline in price, an exchange or market may close entirely or halt for a period of time in accordance with exchange “circuit breaker” rules or issue trading halts on specific securities and therefore, a Fund’s ability to buy or sell certain securities or financial instruments may be restricted. These exchange or market actions may result in a Fund being unable to buy or sell certain securities or financial instruments. A Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If a Fund is unable to rebalance its portfolio, it may cause a Fund not to track the inverse of the security, which would cause the Fund to perform differently than expected. Additionally, exchange or market closures or trading halts may result in a Fund’s shares trading at an increasingly large discount to NAV and/or at increasingly wide bid-ask spreads during part of, or all of, the trading day.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset
Direxion Shares ETF Trust Prospectus

diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategy will potentially be limited by a Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and was ineligible to or was not able to cure such failure, a Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the SAI for more information.
Non-Diversification Risk
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make a Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to NAV. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to NAV.
Market Price Variance Risk. Shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. When Shares trade at a price greater than NAV, they are said to trade at a “premium.” When they trade at a price less than NAV, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of a Fund’s holdings, the supply and demand for Shares, and other market factors. Because Shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over the long term. Nevertheless, the market price of Shares may vary significantly from NAV during periods of market volatility. Further, to the extent that exchange specialists, market makers and/or Authorized Participants are unavailable or unable to trade a Fund’s Shares and/or create and redeem Creation Units, bid/ask spreads and premiums or discounts may widen. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the value of the underlying security at the market close on the first trading day and the value of the underlying security at the time of purchase. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, the inverse of a Fund's underlying security.
Trading Cost Risk. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, a buyer may incur a brokerage commission and other charges. In addition, a buyer may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Exchange Trading Risk. Shares are listed for trading on the listing exchange identified on the cover of the Prospectus. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares may be sold short, and short positions in Shares may place downward pressure on their market price. U.S. markets and exchanges may close early due to market or other circumstances, which may result in a Fund incurring substantial losses, not meeting its investment objective, or rebalancing its portfolio appropriately.
Other Risks of the Funds
Investment Strategy Implementation Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate each Fund's daily performance with

Direxion Shares ETF Trust Prospectus

-100% of the daily performance of its underlying security, there is no assurance that the implementation of such methodology will be successful and will enable a Fund to achieve its investment objective.
Aggressive Investment Technique Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying asset, security or index, and volatility of a Fund.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s adviser, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Risk of Global Economic Shock
Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely
Direxion Shares ETF Trust Prospectus

affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objective, which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund.
Valuation Risk
In certain circumstances, such as when market quotations for securities or other assets are unavailable or unreliable or when a trading halt ends trading in a security or closes an exchange or market early, a holding may be fair valued for the day or for a longer period of time. The fair valuation of the holding may be different from other value determinations of the same holding. Holdings that are valued using techniques other than market quotations, including “fair valued” holdings, may be subject to greater fluctuation in their value form one day to the next than would be the case if market quotations were used. In addition, the price a Fund could receive upon the sale of a holding may differ from a Fund’s valuation of the holding or from the value used by the underlying security, particularly for holdings that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or halts or for any other reason.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is a registered investment company, and the acquisition of its Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 provides an exemption from these restrictions for registered investment companies seeking to invest in a Fund, subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. Any investment company considering purchasing Shares of a Fund in amounts that may cause it to exceed the restrictions in Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. Under certain circumstances, a Fund may postpone payment of redemption proceeds. For information on such potential postponements, see the “Purchases and Redemptions - Suspension or Postponement of Right of Redemption” section of the SAI.

Direxion Shares ETF Trust Prospectus

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations:
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Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market;
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Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time;
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Options are valued at the composite price, using National Best Bid and Offer quotes; and
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Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as the Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
Direxion Shares ETF Trust Prospectus

Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a broker-dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund directly issues and redeems Shares only in large blocks (called “Creation Units”) of 25,000 and only in transactions with Authorized Participants.
Individual Shares, once listed for trading on the Exchange, can be bought and sold throughout the trading day in the secondary market like other listed securities. Most investors will buy and sell Shares in secondary market transactions through brokers. The Funds do not require any minimum investment in secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund). In addition, because secondary market transactions occur at market prices, which typically vary from NAV, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily AAL Bear 1X ETF
Direxion Daily ABNB Bear 1X ETF
Direxion Daily ADBE Bear 1X ETF
Direxion Daily ASML Bear 1X ETF
Direxion Daily BABA Bear 1X ETF
Direxion Daily CAT Bear 1X ETF
Direxion Daily CCL Bear 1X ETF
Direxion Daily CMG Bear 1X ETF
Direxion Daily COIN Bear 1X ETF
Direxion Daily COST Bear 1X ETF
Direxion Daily CRM Bear 1X ETF
Direxion Daily DAL Bear 1X ETF
Direxion Daily DIS Bear 1X ETF
Direxion Daily DKNG Bear 1X ETF
Direxion Daily GM Bear 1X ETF

Direxion Shares ETF Trust Prospectus

Fund	Symbol
Direxion Daily HOOD Bear 1X ETF
Direxion Daily INTC Bear 1X ETF
Direxion Daily KO Bear 1X ETF
Direxion Daily LCID Bear 1X ETF
Direxion Daily LUV Bear 1X ETF
Direxion Daily MARA Bear 1X ETF
Direxion Daily MRVL Bear 1X ETF
Direxion Daily NKE Bear 1X ETF
Direxion Daily O Bear 1X ETF
Direxion Daily PDD Bear 1X ETF
Direxion Daily PYPL Bear 1X ETF
Direxion Daily RBLX Bear 1X ETF
Direxion Daily RDDT Bear 1X ETF
Direxion Daily RKLB Bear 1X ETF
Direxion Daily SBUX Bear 1X ETF
Direxion Daily SOFI Bear 1X ETF
Direxion Daily SONY Bear 1X ETF
Direxion Daily TGT Bear 1X ETF
Direxion Daily TXN Bear 1X ETF
Direxion Daily UAL Bear 1X ETF
Direxion Daily UBER Bear 1X ETF
Direxion Daily UNH Bear 1X ETF
Direxion Daily V Bear 1X ETF
Direxion Daily WMT Bear 1X ETF
Direxion Daily XYZ Bear 1X ETF
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of Shares must rely upon the procedures of DTC and its participants to exercise any rights as owners of Shares. These procedures are the same as those that apply to any other stocks that held in book entry or “street name” through a brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 535 Madison Avenue, 37th Floor, New York, New York 10022. As of January 31, 2026, the Adviser had approximately $55 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty at an annualized rate based on a percentage of each Fund’s average daily net assets of 0.75%.
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Annual Financial Statements and Additional Information for the period ended January 31, 2027.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap
Direxion Shares ETF Trust Prospectus

financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This Agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University of New York at Buffalo in 1998.
The Funds' SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of shares of the Funds.
Portfolio Holdings
A Fund’s portfolio holdings are disclosed on the Fund’s website at www.direxion.com each day the Fund is open for business. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
ALPS Distributors, Inc. (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
A shareholder that holds shares of the Fund when a Fund pays a distribution will receive the distribution which reflects net investment income and net capital gains the Fund earned prior to the shareholder’s holding period. Because of the significant amount of trading a Fund conducts due to its daily inverse investment objective, a shareholder may receive a large distribution with a significant tax impact even if the shareholder holds the shares for a short period of time.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.

Direxion Shares ETF Trust Prospectus

Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Each Fund does not expect to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid in cash. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. Each Fund does not expect to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Direxion Shares ETF Trust Prospectus

Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund intermediary (such as a broker) must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the intermediary is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders

Direxion Shares ETF Trust Prospectus

should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund. More information about taxes is available in the Funds' SAI.
Additional Information ABOUT THE TRUST
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Funds and the Funds' transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Direxion Shares ETF Trust Prospectus

Additional Information Regarding The Underlying Securities
Information provided to, or filed with, the SEC by each company named in this Prospectus, pursuant to the Exchange Act, including the financial statements of each company’s Form 10-K, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
American Airlines Group Inc. (NASDAQ: AAL)	001-8400
Airbnb, Inc. (NASDAQ: ABNB)	001-39778
Adobe Inc. (NASDAQ: ADBE)	000-15175
ASML Holding N.V. (NASDAQ: ASML)	001-33463
Alibaba Group Holding Limited (NASDAQ: BABA)	001-36614
Caterpillar Inc. (NYSE: CAT)	001-768
Carnival Corporation (NYSE: CCL)	001-9610
Chipotle Mexican Grill, Inc. (NYSE: CMG)	001-32731
Coinbase Global, Inc. (NASDAQ: COIN)	001-40289
Costco Wholesale Corporation (NASDAQ: COST)	000-20355
Salesforce, Inc. (NYSE: CRM)	001-32224
Delta Air Lines, Inc. (NYSE: DAL)	001-05424
The Walt Disney Company (NYSE: DIS)	001-38842
DraftKings Inc. (NASDAQ: DKNG)	001-41379
General Motors Company (NYSE: GM)	001-34960
Robinhood Markets, Inc. (NASDAQ: HOOD)	001-40691
Intel Corporation (NASDAQ: INTC)	000-06217
The Coca-Cola Company (NYSE: KO)	001-02217
Lucid Group, Inc. (NASDAQ: LCID)	001-39408
Southwest Airlines Co. (NYSE: LUV)	001-7259
MARA Holdings, Inc. (NASDAQ: MARA)	001-36555
Marvell Technology, Inc. (NASDAQ: MRVL)	001-40357
NIKE, Inc. (NYSE: NKE)	001-10635
Realty Income Corporation (NYSE: O)	001-13374
PDD Holdings Inc. (NASDAQ: PDD)	001-38591
PayPal Holdings, Inc. (NASDAQ: PYPL)	001-36859
Roblox Corporation (NYSE: RBLX)	001-39763
Reddit, Inc. (NYSE: RDDT)	001-41983
Rocket Lab USA, Inc. (NASDAQ: RKLB)	001-39560
Starbucks Corporation (NASDAQ: SBUX)	000-20322
SoFi Technologies, Inc. (NASDAQ: SOFI)	001-39606
Sony Group Corporation (NYSE: SONY)	001-06439
Target Corporation (NYSE: TGT)	001-6049
Texas Instruments Incorporated (NASDAQ: TXN)	001-03761
United Airlines Holdings, Inc. (NASDAQ: UAL)	001-06033
Uber Technologies Inc. (NYSE: UBER)	001-38902
UnitedHealth Group Incorporated (NYSE: UNH)	001-10864
Visa Inc. (NYSE: V)	001-33977
Walmart Inc. (NYSE: WMT)	001-06991
Block, Inc. (NYSE: XYZ)	001-37622
Financial Highlights
No financial information is available for the Funds because they had not commenced operations. Each Fund’s fiscal year end is January 31st.

Direxion Shares ETF Trust Prospectus

Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and information discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period. The Funds' Form N-CSR will contain additional information about the Funds' investments and the Funds' annual and semi-annual financial statements.
To Obtain the SAI or Fund Reports Free of Charge or for Other Information, such as Fund Financial Statements, or Shareholder Inquiries:
Write to:	Direxion Shares ETF Trust
535 Madison Avenue, 37th Floor New York, New York 10022
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
1X BEAR FUNDS
Direxion Daily AAL Bear 1X ETF
Direxion Daily ABNB Bear 1X ETF
Direxion Daily ADBE Bear 1X ETF
Direxion Daily ASML Bear 1X ETF
Direxion Daily BABA Bear 1X ETF
Direxion Daily CAT Bear 1X ETF
Direxion Daily CCL Bear 1X ETF
Direxion Daily CMG Bear 1X ETF
Direxion Daily COIN Bear 1X ETF
Direxion Daily COST Bear 1X ETF
Direxion Daily CRM Bear 1X ETF
Direxion Daily DAL Bear 1X ETF
Direxion Daily DIS Bear 1X ETF
Direxion Daily DKNG Bear 1X ETF
Direxion Daily GM Bear 1X ETF
Direxion Daily HOOD Bear 1X ETF
Direxion Daily INTC Bear 1X ETF
Direxion Daily KO Bear 1X ETF
Direxion Daily LCID Bear 1X ETF
Direxion Daily LUV Bear 1X ETF
Direxion Daily MARA Bear 1X ETF
Direxion Daily MRVL Bear 1X ETF
Direxion Daily NKE Bear 1X ETF
Direxion Daily O Bear 1X ETF
Direxion Daily PDD Bear 1X ETF
Direxion Daily PYPL Bear 1X ETF
Direxion Daily RBLX Bear 1X ETF
Direxion Daily RDDT Bear 1X ETF
Direxion Daily RKLB Bear 1X ETF

Direxion Daily SBUX Bear 1X ETF
Direxion Daily SOFI Bear 1X ETF
Direxion Daily SONY Bear 1X ETF
Direxion Daily TGT Bear 1X ETF
Direxion Daily TXN Bear 1X ETF
Direxion Daily UAL Bear 1X ETF
Direxion Daily UBER Bear 1X ETF
Direxion Daily UNH Bear 1X ETF
Direxion Daily V Bear 1X ETF
Direxion Daily WMT Bear 1X ETF
Direxion Daily XYZ Bear 1X ETF
The Funds seek daily inverse investment results and is intended to be used as a short-term trading vehicle. Each Fund attempts to provide daily investment results that correspond to the inverse (or opposite) of the performance of an underlying security.
The Funds are not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. Each Fund is very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
Each Fund pursues a daily investment objective that is inverse to the performance of its underlying security, a result opposite of most mutual funds and exchange-traded funds.
(2)
Each Fund seeks daily inverse investment results that are subject to compounding and market volatility risk.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily returns, with daily repositioned exposure, for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect a Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily inverse investment objective and the performance of the underlying security for the full trading day. During periods of high volatility, a Fund may not perform as expected and the Fund may have losses when an investor may have expected gains if a Fund is held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the consequences of seeking daily inverse investment results;
(b)
understand the risk of shorting; and
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its daily inverse investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
This SAI, dated May 29, 2026, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 29, 2026 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
May 29, 2026

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 232 separate series or “Funds.”
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI, upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
There is no assurance that any Fund offered in this SAI will achieve its objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” if a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. As a non-diversified fund, a Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the underlying security, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares, upon commencement of operations, will be listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) a Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (iii) a Fund no longer complies with the requirements set forth in Nasdaq Rule 5704; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
Investment Policies and Techniques
Each Fund seeks investment results that correspond to the inverse (-100%) of the performance of an underlying security, before fees and expenses, as follows:
Fund	Underlying Security
Direxion Daily AAL Bear 1X ETF	American Airlines Group Inc. (NASDAQ: AAL)
Direxion Daily ABNB Bear 1X ETF	Airbnb, Inc. (NASDAQ: ABNB)
Direxion Daily ADBE Bear 1X ETF	Adobe Inc. (NASDAQ: ADBE)
Direxion Daily ASML Bear 1X ETF	ASML Holding N.V. (NASDAQ: ASML)
Direxion Daily BABA Bear 1X ETF	Alibaba Group Holding Limited (NASDAQ: BABA)
Direxion Daily CAT Bear 1X ETF	Caterpillar Inc. (NYSE: CAT)
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Fund	Underlying Security
Direxion Daily CCL Bear 1X ETF	Carnival Corporation (NYSE: CCL)
Direxion Daily CMG Bear 1X ETF	Chipotle Mexican Grill, Inc. (NYSE: CMG)
Direxion Daily COIN Bear 1X ETF	Coinbase Global, Inc. (NASDAQ: COIN)
Direxion Daily COST Bear 1X ETF	Costco Wholesale Corporation (NASDAQ: COST)
Direxion Daily CRM Bear 1X ETF	Salesforce, Inc. (NYSE: CRM)
Direxion Daily DAL Bear 1X ETF	Delta Air Lines, Inc. (NYSE: DAL)
Direxion Daily DIS Bear 1X ETF	The Walt Disney Company (NYSE: DIS)
Direxion Daily DKNG Bear 1X ETF	DraftKings Inc. (NASDAQ: DKNG)
Direxion Daily GM Bear 1X ETF	General Motors Company (NYSE: GM)
Direxion Daily HOOD Bear 1X ETF	Robinhood Markets, Inc. (NASDAQ: HOOD)
Direxion Daily INTC Bear 1X ETF	Intel Corporation (NASDAQ: INTC)
Direxion Daily KO Bear 1X ETF	The Coca-Cola Company (NYSE: KO)
Direxion Daily LCID Bear 1X ETF	Lucid Group, Inc. (NASDAQ: LCID)
Direxion Daily LUV Bear 1X ETF	Southwest Airlines Co. (NYSE: LUV)
Direxion Daily MARA Bear 1X ETF	MARA Holdings, Inc. (NASDAQ: MARA)
Direxion Daily MRVL Bear 1X ETF	Marvell Technology, Inc. (NASDAQ: MRVL)
Direxion Daily NKE Bear 1X ETF	NIKE, Inc. (NYSE: NKE)
Direxion Daily O Bear 1X ETF	Realty Income Corporation (NYSE: O)
Direxion Daily PDD Bear 1X ETF	PDD Holdings Inc. (NASDAQ: PDD)
Direxion Daily PYPL Bear 1X ETF	PayPal Holdings, Inc. (NASDAQ: PYPL)
Direxion Daily RBLX Bear 1X ETF	Roblox Corporation (NYSE: RBLX)
Direxion Daily RDDT Bear 1X ETF	Reddit, Inc. (NYSE: RDDT)
Direxion Daily RKLB Bear 1X ETF	Rocket Lab USA, Inc. (NASDAQ: RKLB)
Direxion Daily SBUX Bear 1X ETF	Starbucks Corporation (NASDAQ: SBUX)
Direxion Daily SOFI Bear 1X ETF	SoFi Technologies, Inc. (NASDAQ: SOFI)
Direxion Daily SONY Bear 1X ETF	Sony Group Corporation (NYSE: SONY)
Direxion Daily TGT Bear 1X ETF	Target Corporation (NYSE: TGT)
Direxion Daily TXN Bear 1X ETF	Texas Instruments Incorporated (NASDAQ: TXN)
Direxion Daily UAL Bear 1X ETF	United Airlines Holdings, Inc. (NASDAQ: UAL)
Direxion Daily UBER Bear 1X ETF	Uber Technologies Inc. (NYSE: UBER)
Direxion Daily UNH Bear 1X ETF	UnitedHealth Group Incorporated (NYSE: UNH)
Direxion Daily V Bear 1X ETF	Visa Inc. (NYSE: V)
Direxion Daily WMT Bear 1X ETF	Walmart Inc. (NYSE: WMT)
Direxion Daily XYZ Bear 1X ETF	Block, Inc. (NYSE: XYZ)
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the
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financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
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Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
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Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact
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on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty ; (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers and restrictions on issuers’ ability to access the U.S. capital markets; and (viii) the risk that certain companies, including those in which the Fund may invest, may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government could technically decide not to continue to support these economic reform programs and return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan (or renminbi), and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Chinese law also prohibits direct foreign investments in certain issuers in certain industries. Chinese companies listed on U.S. exchanges often use variable interest entities (“VIEs”) in their structure. Instead of directly owning the equity securities of a Chinese operating company, in a VIE structure, a non-U.S. shell company (often organized in the Cayman Islands) that is listed and traded on a U.S. exchange enters into service contracts and other contracts with the Chinese operating company which provide the
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foreign shell company with exposure to the Chinese company. Although the U.S. listed shell company has no equity ownership of the Chinese operating company, the contractual arrangements provide the U.S. listed shell company economic exposure to the Chinese operating company and permit the U.S. listed shell company to consolidate the Chinese operating company into its financial statements. VIE structures are subject to legal and regulatory uncertainties and risks. Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company's business, the enforceability of the U.S. listed shell company's contractual arrangements with the Chinese operating company and the value of the U.S. listed stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. In addition, because the Chinese operating company is not owned, directly or indirectly, by the U.S. listed shell company, the U.S. listed shell company cannot control the Chinese operating company and must rely on the Chinese operating company to perform its contractual obligations in order for the U.S. listed company to receive economic benefits. In addition, PRC companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.
While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong regarding China's perceived tightening of control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests may prompt the Chinese and Hong Kong governments to rapidly address Hong Kong's future relationship with mainland China, which remains unresolved. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.
There has been increased attention to Chinese companies from the U.S. government and U.S. regulators, including the Department of the Treasury ("DOT") and its Office of Foreign Assets Control ("OFAC"). In a series of actions between November 2020 and June 2021, the DOT prohibited investment by U.S. investors in the publicly traded securities of certain companies tied to the Chinese military or China's surveillance technology sector. The prohibited companies were described in the executive orders as "Chinese Military Industrial Complex Companies," and the restrictions on investing in such companies was interpreted by OFAC to extend to instruments that are derivative of, or designed to provide investment exposure to, these companies, including diversified investment companies. More recently, the DOT issued regulations which will prohibit or require notification of investments by certain U.S. persons in certain sub-sets of national security technologies and products including semiconductors and microelectronics, quantum information technologies and certain artificial intelligence systems in or related to "countries of concern," defined as China including Hong Kong and Macau. These regulations are in effect as of January 2, 2025. Although it cannot be fully known at this time, these rules may significantly reduce the liquidity of such investments, force a Fund to sell certain positions at inopportune times or unfavorable prices and restrict future investments by a Fund. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a Fund invests may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Recently, there have been intensified concerns about trade tariffs and a potential trade war between China and the United States. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could
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negatively affect its stock market. In addition, China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the China Securities Regulatory Commission ("CSRC") came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by China’s State Administration of Foreign Exchange (“SAFE”) to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). The ability of a Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license. Thus, the Fund’s investment in A-Shares may be limited by the daily A-Shares quota limitation and by the amount of A-Shares available through the Stock Connect Programs.
The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit a position. The mainland Chinese and Hong Kong regulators launched an enhanced trading calendar for Stock Connect to allow Stock Connect trading on all the days which are trading days in both mainland Chinese and Hong Kong markets, even when the corresponding settlement days would be public holidays. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict a Fund from selling its investments, adversely affect the value of its holdings and negatively affect a Fund’s ability to meet shareholder redemptions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including , but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other
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than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the UK negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the “Trade Agreement”). As a result, since January 1, 2021, the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The Trade Agreement, among other things, provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. The Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the UK’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges.
The UK has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the UK. The City of London’s economy is dominated by financial services and uncertainty remains regarding the treatment of cross-border trade in financial services. While the Trade Agreement includes certain provisions to support cross-border trade in financial services, it is not comprehensively addressed in the Trade Agreement and the parties continue to discuss ‘equivalence’ rights to allow market access for cross-border financial services. In March 2021, the EU and the UK reached a memorandum of understanding, establishing a framework for voluntary regulatory cooperation on financial services. Without access to the EU single market, certain financial services in the UK may move outside of the UK as a result of its withdrawal from the EU. In addition, financial services firms in the UK may need to move staff and comply with two separate sets of rules or lose business to financial services firms in the EU. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to continued uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
Russia's increasing international assertiveness could negatively impact EU economic activity. The effect on the economies of EU countries of the Russia/Ukraine war and Russia's response to sanctions imposed by the US and other countries are impossible to predict, but have been and could continue to be significant.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying security.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
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Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating in the past, and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In recent years, Japan's government has approved fiscal stimulus packages in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
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Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed and ratified the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. The USMCA has facilitated economic and financial integration among the United States, Canada and Mexico; however, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico's outlook and the value of a Fund's investments in securities economically tied to Mexico.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social
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change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued and continue to issue broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on transactions with certain Russian companies, financial institutions, officials and individuals; new investment by US persons in Russian enterprises; restrictions on the ability of US persons to sell securities held through the Russian central securities depository or through certain other financial institutions; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The recent events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the continuing or further decline of the value and liquidity of Russian securities, particularly those held by US persons including a Fund and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
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Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
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A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify, or to continue to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the
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relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal
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exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy
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share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
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Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Interest Rate Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund’s investments, have historically utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was discontinued as a benchmark rate but synthetic values of U.S. dollar LIBOR tenors were published using the unrepresentative methodology of the U.S. LIBOR Act ("synthetic-U.S. dollar LIBOR") until September 30, 2024.
Synthetic U.S. dollar LIBOR will be calculated using the same methodology used in the LIBOR Act. Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives, but could be used in untransitioned legacy contracts unless they contain fallback language addressing LIBOR that has become “unrepresentative.” There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities, may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have implemented the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer-term securities and transactions. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur particularly with respect to synthetic values of LIBOR or could occur throughout the transition period.
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Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae and Freddie Mac cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With
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respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities, digital assets or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currency contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, prior to commencement, a Fund will register as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies, imposes limits on the amount of derivatives a fund could enter into and eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Each Fund is in compliance with the requirements of Rule 18f-4.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these instruments or other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
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Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with contractual requirements regarding cover for these instruments and will, if the requirements so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in
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a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of Futures Contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions
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occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other options exchanges, as well as the OTC markets.
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By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index that includes more than nine constituents or on a narrower index which is generally considered to include only nine or fewer constituents.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
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Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments.
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In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Swap Agreements
A Fund may enter into swap agreements and other derivatives to obtain short exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a security or “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., security, an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
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Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. However, contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only be exposed to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps above certain agreed upon thresholds. The rules impose a number of requirements as to these exchanges of
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collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). The initial collateral rules only apply to the swap trading relationships of Funds with average aggregate notional amounts that exceed $8 billion. If the Fund is subject to an initial margin obligation, these rules may impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the counterparty. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted. If a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, additional categories of swaps may in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated
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as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
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Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and exchange-traded funds ("ETFs"). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act and the rules promulgated thereunder. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities of an unaffiliated investment company purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares
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through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in unaffiliated investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to unaffiliated investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an unaffiliated investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.
To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of Fund management related to “fund of funds” arrangements. Rule 12d1-4 was effective as of January 19, 2021 and its requirements have been implemented by the Funds that will be part of a fund of funds arrangement.
Exchange-Traded Products. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Money Market Funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund's return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts
A Fund may make investments in real estate investment trusts (“REITs”). REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance
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of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds.
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Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with
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shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae, Freddie Mac, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth and other governmental entities have provided significant support to Fannie Mae and Freddie Mac. There is no guarantee, however, that they will continue to do so. Accordingly, no assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. Discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac have been the subject of several legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
U.S. Government Sponsored Enterprises
U.S. government sponsored enterprises (“GSE”) securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.
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Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover may vary year to year. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains,
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if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily inverse investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) bid-ask spreads; (3) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (4) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying security over time due to the mathematical effects of seeking an inverse underlying security return); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
Even if there is a perfect inverse correlation between a Fund and the inverse return of its underlying security on a daily basis, the symmetry between the changes in the underlying security and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its underlying security on every trading day over an extended period and the level of returns of that security significantly decreased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying security’s returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its underlying security over an extended period and if the level of returns of that underlying security significantly increased over that period, a compounding effect would result, causing a decrease of a Fund’s NAV by a percentage that would be somewhat less than the percentage that the underlying security returns increased.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund has an investment objective to match the inverse of the performance of an underlying security on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s daily investment objective. For periods longer than one day, the pursuit of daily investment returns tends to cause the performance of a Fund to be either greater than, or less than, -100% times the performance of a Fund's underlying security.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying security performance;
b) underlying security volatility;
c) other fund expenses;
d) dividends paid by companies in the underlying security; and
e) period of time.
The performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying security volatility and underlying security performance, on a Fund. Underlying stock volatility is a statistical measure of the magnitude of fluctuations in the returns of a single security and is calculated as the standard deviation of the natural logarithms of one plus the stock return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying stock performance and underlying stock volatility over a one year period and assumes: a) no dividends paid by the companies included in the underlying stock; b) no fund expenses; and c) borrowing/lending rates of zero percent. If fund expenses were included, the fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.04% if its underlying security provided no return over a one year period during which the underlying security experienced annualized volatility of 25%. If the underlying security’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 42.9%. At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if the underlying security’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.23% of its value, even if the underlying security’s cumulative return for the year was 0%.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) -100% of the performance of the underlying security; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) -100% of the performance of the underlying security.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate
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for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
One Year	-100% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	60%	148.55%	134.42%	95.28%	43.98%	-5.83%
-50%	50%	99.13%	87.77%	56.26%	15.23%	-24.77%
-40%	40%	66.08%	56.57%	30.21%	-4.08%	-37.57%
-30%	30%	42.43%	34.25%	11.56%	-17.98%	-46.76%
-20%	20%	24.67%	17.47%	-2.47%	-28.38%	-53.72%
-10%	10%	10.83%	4.44%	-13.28%	-36.52%	-58.79%
0%	0%	-0.25%	-6.04%	-22.08%	-42.90%	-63.23%
10%	-10%	-9.32%	-14.64%	-29.23%	-48.27%	-66.67%
20%	-20%	-16.89%	-21.75%	-35.24%	-52.72%	-69.67%
30%	-30%	-23.29%	-27.84%	-40.25%	-56.41%	-71.94%
40%	-40%	-28.78%	-33.01%	-44.63%	-59.81%	-74.32%
50%	-50%	-33.55%	-37.52%	-48.57%	-62.60%	-76.19%
60%	-60%	-37.72%	-41.51%	-51.96%	-65.19%	-78.12%
The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
The Funds may be susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, investor data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of investor data or funds, employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Funds' Adviser or any of its service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' Adviser and service providers have established risk management program and systems that seek to reduce the risks associated with cybersecurity, as well as business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
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Each Fund may not:
1.
Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.
Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.
Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
5.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
6.
Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
7.
Each Fund will concentrate its investment in the particular industry to which each Fund's underlying security is assigned.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities and derivatives for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying security and seeks to execute trades of such securities at the commission rates reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the last fiscal year, no Fund directed its brokerage commissions to a broker because of research provided.
Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. In addition to commission rates, when selecting a broker for a particular transaction, Rafferty considers the following factors, among others: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index), Rafferty evaluates counterparties on the following factors: reputation and financial strength; execution prices, commission costs, ability to handle complex orders; ability to provide prompt and full execution; accuracy of reports and confirmation provided; reliability; type and quality of research provided; financing and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
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Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
No brokerage commissions are provided for the Funds because they have not commenced operations.
Portfolio Holdings Information
A Fund’s portfolio holdings , upon commencement of operations, will be disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”),which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
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The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, the Board receives regular reports, presentations and other information from Rafferty, including in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 232 portfolios within the Trust and 8 portfolios within the Direxion Funds. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds.
The Board holds four regularly scheduled meetings each year and the Independent Trustees hold one additional meeting in connection with the annual contract renewals. The Board may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds, the other registered investment company in the Direxion complex. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022.
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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 57	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	240	None.
Angela Brickl(2) Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022 and since November 2024; President, Rafferty Asset Management, LLC, September 2022– November 2024; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012– March 2023.	240	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Director, Algorithmic Investment Models LLC, since 2022; Board Advisor, University Common Real Estate, since 2012; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	240	None.
Kathleen M. Berkery Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical & Aquatic Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager- Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 –2021.	240	None.
Carlyle Peake Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	240	None.
Mary Jo Collins Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014– 2020; Trustee, Village of Flower Hill, 2020.	240	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Bradley Kurtzman Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2025	Partner, Squarepoint Capital, since May 2019; Managing Director, Deutsche Bank, 2012-2019.	240	None.
(1)
Mr. O’Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.
(2)
Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer at Rafferty from April 2021 through September 2022.
Angela Brickl: Ms. Brickl has extensive experience in the investment management business, including serving as Chief Operating Officer from April 2021 to September 2022 and since November 2024, and President of Rafferty from September 2022 to November 2024. Ms. Brickl also serves as Rafferty’s General Counsel and served as Chief Compliance Officer from 2012 through March 2023.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Carlyle Peake: Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.
Mary Jo Collins: Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.
Bradley M. Kurtzman: Mr. Kurtzman has extensive expertise in the management of large portfolios various asset classes (equities, rates, credit commodities) with a particular focus on the use of derivatives which includes trading, analytics, market risk management, and operational efficiency.
Board Committees
The Trust has an Audit Committee, consisting of each Independent Trustee. The primary responsibilities of the Trust’s Audit Committee are set forth in its charter, which include making recommendations to the Board as to the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors), supervising investigations into matters relating to audit matters, reviewing with the independent registered public accounting firm of the results of audits, and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of each Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. In evaluating Board member candidates, the Nominating and Governance Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience;
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and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met three times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of each Independent Trustee. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Douglas Yones Age: 50	Chief Executive Officer	Since 2024	Chief Executive Officer, Rafferty Asset Management, LLC, since 2024; Head of Exchange Traded Products, NYSE, 2015 - 2024.	N/A	N/A
Angela Brickl(1) Age: 49	General Counsel	Since 2022
Chief Operating
Officer, Rafferty
Asset
Management, LLC
May 2021 –
September 2022
and since
November 2024;
President, Rafferty
Asset
Management,
LLC, September
2022– November
2024; General
Counsel, Rafferty
Asset
Management LLC,
since October
2010; Chief
Compliance
Officer, Rafferty
Asset
Management,
LLC, September
2012– March
2023.
				N/A	N/A
Todd Sherman Age: 45	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012–2018.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 52	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 37	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since October 2015.	N/A	N/A
Alyssa Sherman Age: 37	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A
(1)
Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.
(2)
Pursuant to the Trust’s By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
Because the Funds have not commenced operations prior to the date of this SAI, no Trustee owned Shares of the Funds as of the calendar year ended December 31, 2025.
The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2025:
Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Angela Brickl	David L. Driscoll	Kathleen M. Berkery	Carlyle Peake	Mary Jo Collins	Bradley Kurtzman
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$10,000 - $50,000	$0	$0	$0	$0	$0	Over $100,000
(1)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC, and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended January 31, 2026:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Angela Brickl	$0	$0	$0	$0
Independent Trustees
David L. Driscoll	$203,625	$0	$0	$226,500
Kathleen M. Berkery	$203,625	$0	$0	$226,500
Mary Jo Collins	$203,625	$0	$0	$226,500
Carlyle Peake	$203,625	$0	$0	$226,500
Bradley Kurtzman	$203,625	$0	$0	$226,500
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended January 31, 2026, Trustees’ fees and expenses in the amount of $1,018,125 were incurred by the Trust.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and Officers did not own shares of the Funds.
Investment Adviser
Rafferty, 535 Madison Avenue, 37th Floor, New York, New York 10022, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997 and is currently a Delaware limited liability company.Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund
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over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
Although each Fund is responsible for its own operating expenses, Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% of each Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.
No advisory fees had been paid by the Funds because they had not commenced operations prior to the date of this SAI.
Pursuant to the Management Services Agreement, Rafferty provides certain administrative services to the Funds, including as follows: coordinating and implementing the Trust’s contractual obligations with the Funds' other service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees by such service providers as requested, or deemed necessary pursuant to regulatory requirements; providing certain financial reporting services, compliance and risk management services. Effective November 1, 2024, for these services, the Trust pays to Rafferty a fee at the annual rate of 0.05% on the first $25 billion of aggregate average daily net assets of the Trust and the Direxion Funds Trust, 0.0475% on aggregate average daily net assets between $25 billion and $50 billion and 0.045% on aggregate average daily net assets above $50 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. The Management Services Agreement may be terminated at any time with the consent of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case on sixty days' prior written notice to the other party.
No management services fees have been paid because the Funds had not commenced operations prior to the date of this SAI.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and, on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of January 31, 2026:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	130	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Rafferty manages other registered investment companies with investment objectives similar to those of the Funds, but does not manage any other pooled investment vehicles or other accounts. Two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions.
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Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The compensation to the investment team, which includes the Portfolio Managers, is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of January 31, 2026.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
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Election of Directors – considering all factors such as director qualifications, term of office and age limits.
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Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
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Election of Auditors – considering factors such as independence and reputation of the auditing firm.
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Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
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Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
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Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
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Capital Structure – considering factors such as common stock authorization and stock distributions.
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Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
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State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
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Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
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Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
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Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
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From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it is the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will be responsible for voting the proxy, will communicate how the proxy should be voted to ISS, and will confirm ISS voted the proxy consistent with the Adviser’s direction.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523, by visiting direxion.com or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide fund administration services to the Funds. The Bank of New York Mellon (“BNYM”), 101 Barclay Street, New York, New York 10286, will serve as the Funds' transfer agent and custodian and provide fund accounting services. Rafferty also performs certain administrative services for the Funds.
Pursuant to an Amended and Restated Fund Servicing Agreement between the Trust and Administrator, Administrator provides the Trust with certain administrative services. As compensation for these services, the Administrator receives a fee based on the Trust’s total average daily net assets. The Administrator is also entitled to certain out-of-pocket expenses.
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which include Creation Unit order processing.
No administrative and accounting services fees, custodian fees or transfer agent fees are shown for the Funds because they have not commenced operations.
Securities Lending
Each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
The Funds did not have any securities lending activity as of the date of this SAI because they had not yet commenced operations.
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Distributor
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Board made this determination in consideration of the fact that there is no proposal to charge fees under the Rule 12b-1 Plan at the current time. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts, if any, expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota, 55402, is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
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Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations.
An equity security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange prior to Valuation Time. Exchange-traded Funds are valued at the last sales price prior to the Valuation Time. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. Over-the counter securities are valued at the last sales price in the over-the-counter market.
Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time.
Exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.
Dividend income and other distributions are recorded on the ex-distribution date.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies as described below.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as a Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation
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techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
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Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit is 25,000. The Creation Unit size of a Fund may change, and an Authorized Participant will be notified of such change.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant Agreement with the Distributor. An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Cash Purchase Amount (defined below) and the Transaction Fee (as described in the section titled “Transaction Fees” below). The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters,
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including payment of the Cash Purchase Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process.
An Authorized Participant may place an order to purchase or redeem Creation Units through the enhanced Continuous Net Settlement clearing processes of NSCC (the “Clearing Process”) or outside of the Clearing Process. For a purchase or redemption order involving a Creation Unit to be effectuated a Fund’s NAV on a particular day, it must be received in good order by the transfer agent by 4:00 p.m. Eastern Time or earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures, which may change from time to time without notice at the discretion of the Trust or Rafferty, set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability of the Distributor or an Authorized Participant.
Cash Purchase Amount
Creation Units of each Fund will only be sold for cash in the amount equal to the aggregate NAV of the Shares being purchased, as next determined after a receipt of a request in proper form plus the transaction fee described below (the “Cash Purchase Amount”).
Purchases through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through a Fund’s transfer agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the required Cash Purchase Amount, together with the Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases of Creation Units of a Fund settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Cash Purchase Amount a Fund, together with the applicable Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Rejection of Purchase Orders
Each Fund reserves the right to reject or revoke acceptance of a purchase order for any reason, provided that such action does not violate Rule 6c-11 under the 1940 Act. For example, a Fund may reject or revoke acceptance of a purchase order transmitted to it by the Distributor including, but not limited to, when: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (d) the acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (e) circumstances outside the control of the Trust, Fund, Distributor and Rafferty make it impractical to process purchase orders. The Trust shall seek to notify a prospective purchaser of its rejection of an order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase orders, nor shall either of them incur any liability for the failure to give any such notification.
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Settlement of Purchases of Creation Units
The delivery of Shares purchased will normally occur no later than one Business Day following the day on which the purchase order is deemed received by the Distributor in proper order (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to redeem Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. Under such circumstances, an investor may incur additional charges.
In certain instances, Authorized Participants may create and redeem Creation Units of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
With respect to the Funds, the redemption proceeds for a Creation Unit will consist only of cash in an amount equal to the aggregate NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, less the redemption transaction fee described below (“Cash Redemption Amount”).
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process, including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement . A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must be an Authorized Participant, and such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Trust and all other procedures set forth in the Authorized Participant Agreement must be properly followed. After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Clearing Process received, the redeeming party will receive the Cash Redemption Amount.
Settlement of Redemption Orders
When redemption orders are placed through the Clearing Process the Cash Redemption Amount will normally be transferred by the second Business Day following the date on which such request for redemption is deemed received in proper form. For Redemption orders placed outside of the Clearing Process, delivery of the requisite number of Shares of the Funds must be delivered by the second Business Day following such Transmittal Date. The redeeming party will normally receive the Cash Redemption Amount by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.
The typical settlement date for each transaction described above will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain
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countries, however, the receipt of the Cash Redemption Amount may take longer than one Business Day following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Suspension or Postponement of Right of Redemption
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Cancellations
In the event an order is cancelled, the Authorized Participant will be responsible for reimbursing a Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly determined Cash Purchase Amount or Cash Redemption Amount to reflect the next calculated NAV.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units with Authorized Participants, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade in the market at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund normally imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other costs incurred by the Fund in connection with the issuance and redemption of Creation Units. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, no Fund currently imposes any trading restrictions on frequent trading or actively monitor for trading abuses.
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Transaction Fees
Transaction Fees are normally imposed to offset transfer and other costs associated with the issuance of Creation Units. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed on the applicable Business Day. If a creation transaction consists solely or partially of cash, an Authorized Participant may also be required to pay a variable Transaction Fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.
Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The Transaction Fees are set forth in the table below:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily AAL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily ABNB Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily ADBE Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily ASML Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily BABA Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily CAT Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily CCL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily CMG Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily COIN Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily COST Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily CRM Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily DAL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily DIS Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily DKNG Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily GM Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily HOOD Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily INTC Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily KO Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily LCID Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily LUV Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily MARA Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily MRVL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily NKE Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily O Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily PDD Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily PYPL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily RBLX Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily RDDT Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily RKLB Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily SBUX Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily SOFI Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily SONY Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily TGT Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily TXN Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily UAL Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily UBER Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily UNH Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
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Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily V Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily WMT Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily XYZ Bear 1X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
*
As a percentage of the amount invested.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (“TCJA”) made significant changes to the Code’s rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals were made permanent by the One Big Beautiful Bill Act (“OBBBA”). The TCJA , as extended by OBBBA, made only minor changes to the RIC rules in the Code, but the changes affected shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, a Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses and is calculated immediately prior to the determination of a Fund’s NAV per share, the excess of net short-term capital gain over net long-term capital loss (“short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid, and is calculated immediately prior to the determination of a Fund’s NAV per share. A Fund may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. A Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large, unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of
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one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund in swaps, options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of the Funds.
In particular, with respect to swaps, the consistent market practice has been to treat a swap’s in-the-money (or mark-to-market) value as its market value for diversification purposes, and each Fund follows such market practice. However, in the 1980s, the Service issued informal guidance that certain securities derivatives (such as options) should be valued at notional value; however, there is no formal guidance from the Service on such treatment. If a Fund was required to treat the notional value of its swaps as the market value, it may fail to meet the diversification requirements and, as a result, may fail to qualify as a RIC. In that case, it would be taxed in the same manner as an ordinary corporation, meaning that it would pay corporate taxes and distributions to its shareholders would still be taxable (as dividends to the shareholders).
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (currently 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s
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stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any
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taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. The Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund, if it invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate
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whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
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Financial Statements
Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.
Additional Information Regarding The Underlying Securities
Information provided to, or filed with, the SEC by each company named in this SAI, pursuant to the Exchange Act, including the financial statements of each company’s Form 10-K, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
American Airlines Group Inc. (NASDAQ: AAL)	001-8400
Airbnb, Inc. (NASDAQ: ABNB)	001-39778
Adobe Inc. (NASDAQ: ADBE)	000-15175
ASML Holding N.V. (NASDAQ: ASML)	001-33463
Alibaba Group Holding Limited (NASDAQ: BABA)	001-36614
Caterpillar Inc. (NYSE: CAT)	001-768
Carnival Corporation (NYSE: CCL)	001-9610
Chipotle Mexican Grill, Inc. (NYSE: CMG)	001-32731
Coinbase Global, Inc. (NASDAQ: COIN)	001-40289
Costco Wholesale Corporation (NASDAQ: COST)	000-20355
Salesforce, Inc. (NYSE: CRM)	001-32224
Delta Air Lines, Inc. (NYSE: DAL)	001-05424
The Walt Disney Company (NYSE: DIS)	001-38842
DraftKings Inc. (NASDAQ: DKNG)	001-41379
General Motors Company (NYSE: GM)	001-34960
Robinhood Markets, Inc. (NASDAQ: HOOD)	001-40691
Intel Corporation (NASDAQ: INTC)	000-06217
The Coca-Cola Company (NYSE: KO)	001-02217
Lucid Group, Inc. (NASDAQ: LCID)	001-39408
Southwest Airlines Co. (NYSE: LUV)	001-7259
MARA Holdings, Inc. (NASDAQ: MARA)	001-36555
Marvell Technology, Inc. (NASDAQ: MRVL)	001-40357
NIKE, Inc. (NYSE: NKE)	001-10635
Realty Income Corporation (NYSE: O)	001-13374
PDD Holdings Inc. (NASDAQ: PDD)	001-38591
PayPal Holdings, Inc. (NASDAQ: PYPL)	001-36859
Roblox Corporation (NYSE: RBLX)	001-39763
Reddit, Inc. (NYSE: RDDT)	001-41983
Rocket Lab USA, Inc. (NASDAQ: RKLB)	001-39560
Starbucks Corporation (NASDAQ: SBUX)	000-20322
SoFi Technologies, Inc. (NASDAQ: SOFI)	001-39606
Sony Group Corporation (NYSE: SONY)	001-06439
Target Corporation (NYSE: TGT)	001-6049
Texas Instruments Incorporated (NASDAQ: TXN)	001-03761
United Airlines Holdings, Inc. (NASDAQ: UAL)	001-06033
Uber Technologies Inc. (NYSE: UBER)	001-38902
UnitedHealth Group Incorporated (NYSE: UNH)	001-10864
Visa Inc. (NYSE: V)	001-33977
Walmart Inc. (NYSE: WMT)	001-06991
Block, Inc. (NYSE: XYZ)	001-37622
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
●
The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●
The nature and provisions of the financial obligation, and the promise we impute; and
●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
A-2

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”
Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
●
Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
A-3

●
Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
2X Bull Funds	2X Bear Funds
Direxion Daily Communication Services Top 5 Bull 2X ETF	Direxion Daily Communication Services Top 5 Bear 2X ETF
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Direxion Daily Gold Miners Top 5 Bull 2X ETF
Direxion Daily Healthcare Top 5 Bull 2X ETF	Direxion Daily Healthcare Top 5 Bear 2X ETF
Direxion Daily Industrials Top 5 Bull 2X ETF	Direxion Daily Industrials Top 5 Bear 2X ETF
Direxion Daily Materials Top 5 Bull 2X ETF	Direxion Daily Materials Top 5 Bear 2X ETF
Direxion Daily Real Estate Top 5 Bull 2X ETF	Direxion Daily Real Estate Top 5 Bear 2X ETF
Direxion Daily Utilities Top 5 Bull 2X ETF	Direxion Daily Utilities Top 5 Bear 2X ETF
Direxion Daily Next Gen Bull 2X ETF	Direxion Daily Next Gen Bear 2X ETF
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Direxion Daily Qs Top 30 Stocks Bull 2X ETF
May 29, 2026
The shares offered in this prospectus (the “Funds”), upon commencement of operations, will be listed and traded on the NYSE Arca, Inc.
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. Each Fund with “Bull” in its name attempts to provide daily investment results that correspond to two times the performance of an underlying index or exchange-traded fund and are collectively referred to as the “Bull Funds.” Each Fund with “Bear” in its name attempts to provide daily investment results that correspond to two times the inverse (or opposite) of the performance of an underlying index or exchange-traded fund and are collectively referred to as the “Bear Funds.”
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index or ETF.
(2)
Each Bear Fund pursues a daily leveraged investment objective that is inverse to the performance of its underlying index or ETF, a result opposite of most mutual funds and exchange-traded funds.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index or ETF may affect a Fund’s return as much as, or more than, the return of the underlying index or ETF. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index or ETF for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the risks associated with the use of leverage;
(b)
understand the consequences of seeking daily leveraged investment results;
(c)
for each Bear Fund, understand the risk of shorting; and
(d)
intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index or ETF moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Financial Highlights	190
More Information on the Direxion Shares ETF Trust	Back Cover

Summary Section
Direxion Daily Communication Services Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Communication Services Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Communication Services (Sector) Index, which includes U.S.-listed companies in the communication services industry as classified by Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the
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top five securities of the S&P 500 Communication Services (Sector) Index, based on each security’s floating market capitalization The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends
2

were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the
3

Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of
4

the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the
5

Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may
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act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Communication Services (Sector)
Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
8

Direxion Daily Communication Services Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Communication Services Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Communication Services (Sector) Index, which includes U.S.-listed companies in the communication services industry as classified by Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Communication Services (Sector) Index, based on each security’s floating market capitalization The Index is equal weighted, meaning that
9
Direxion Shares ETF Trust Prospectus

at each rebalancing of the Index, the same exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
Direxion Shares ETF Trust Prospectus
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
11
Direxion Shares ETF Trust Prospectus

the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
Direxion Shares ETF Trust Prospectus
12

market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer
13
Direxion Shares ETF Trust Prospectus

demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and
Direxion Shares ETF Trust Prospectus
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increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
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Direxion Shares ETF Trust Prospectus

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Consumer Staples Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Consumer Staples Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Consumer Staples (Sector) Index, which includes U.S.-listed companies in the consumer staples sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Consumer Staples (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing
17

of the Index, the same exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses
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and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition
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and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities
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of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S.
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securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
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Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Consumer Staples (Sector) Top
5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Consumer Staples Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Consumer Staples (Sector) Index, which includes U.S.-listed companies in the consumer staples sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Consumer Staples (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing
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Direxion Shares ETF Trust Prospectus

of the Index, the same exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
Direxion Shares ETF Trust Prospectus
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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Direxion Shares ETF Trust Prospectus

the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition
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Direxion Shares ETF Trust Prospectus

and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative
Direxion Shares ETF Trust Prospectus
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instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings
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Direxion Shares ETF Trust Prospectus

and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
32

Direxion Daily Gold Miners Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Gold Miners Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is a rules-based, equal-weighted equity benchmark designed to track the performance of the five largest U.S. listed companies that are involved in the gold or silver mining industry. To be considered for inclusion in the Index, a security must be a common stock or depository receipt listed on a U.S. exchange and must have (i) a security-level, non-float adjusted market capitalization of $450 million or greater; (ii) a three-month average daily traded value of $1 million
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Direxion Shares ETF Trust Prospectus

or greater; and (iii) a sub-industry classification of “gold” or “silver” under the ICE Uniform Sector Classification scheme. Securities within the starting universe are ranked in descending order by their security-level non-float adjusted market capitalization. The top 5 ranked securities are selected for inclusion in the final Index. The Index is reconstituted and rebalanced quarterly. At each quarterly rebalance, each constituent is attributed a 20% weight in the Index.
As of January 30, 2026, the Index was comprised of 5 constituents and was concentrated in the gold mining industry, which is included in the materials sector.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs")
that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of
Direxion Shares ETF Trust Prospectus
34

Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price
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Direxion Shares ETF Trust Prospectus

and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the
Direxion Shares ETF Trust Prospectus
36

Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Gold and Silver Mining Company Risk– The Fund will be concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry. Therefore the Fund will be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also, gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors. These prices may fluctuate substantially over short periods of time, which may cause the value of the gold- and silver-related companies to be more volatile than the general market. Fluctuations in the price of gold or silver may be due to a number of factors, including changes in inflation, currency exchange rates and industrial and commercial demand (including fabricator demand). Increased environmental or labor costs may depress the value of metal investments. If a natural disaster or other event with a significant economic impact occurs in a region in which a gold or silver mining company operates, such disaster or event could negatively impact the profitability of such companies and, in turn, impact the Fund’s return.
Companies that are only in the exploration state are typically unable to adopt specific strategies of controlling the impact of the price of gold or silver on their companies. The exploration and development of mineral deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties that are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early-stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an
37
Direxion Shares ETF Trust Prospectus

early-stage mining company than for a more established company.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws.
Mining and Metal Industry Risk - Mining and metal companies can be significantly affected by international political and economic developments, energy conservation, the success of exploration projects, commodity prices, taxes and government regulations. Investments in mining and metal industry companies may be speculative and subject to greater price volatility than investments in other types of companies. Increased environmental or labor costs may depress the value of mining and metal investments. In addition, changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals, and consequently the value of mining and metal company investments. Further, the principal suppliers of metal industries may be concentrated in a small number of countries and regions.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by
Direxion Shares ETF Trust Prospectus
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transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
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Direxion Shares ETF Trust Prospectus

Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “NYSE® U.S. Gold Miners Top 5 Equal Weight Index” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index.
Direxion Shares ETF Trust Prospectus
40

Direxion Daily Healthcare Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Healthcare Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Health Care (Sector) Index, which includes U.S.-listed companies in the healthcare sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Health Care (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same
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Direxion Shares ETF Trust Prospectus

exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the
Direxion Shares ETF Trust Prospectus
42

estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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Direxion Shares ETF Trust Prospectus

agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
Direxion Shares ETF Trust Prospectus
44

In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may
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Direxion Shares ETF Trust Prospectus

be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those
Direxion Shares ETF Trust Prospectus
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Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial
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Direxion Shares ETF Trust Prospectus

adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Healthcare Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Healthcare Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Health Care (Sector) Index, which includes U.S.-listed companies in the healthcare sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Health Care (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same
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Direxion Shares ETF Trust Prospectus

exposure is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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Direxion Shares ETF Trust Prospectus

the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Healthcare Sector Risk — The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents
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Direxion Shares ETF Trust Prospectus

may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and
Direxion Shares ETF Trust Prospectus
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increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
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Direxion Shares ETF Trust Prospectus

Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Industrials Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Industrials Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Industrials (Sector) Index, which includes U.S.-listed companies in the industrials sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Industrials (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the
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estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
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In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of
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market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has
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agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may
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be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Industrials (Sector) Top 5 Equal Capped Index
(USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Industrials Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Industrials Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Industrials (Sector) Index, which includes U.S.-listed companies in the industrials sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Industrials (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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Direxion Shares ETF Trust Prospectus

is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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Direxion Shares ETF Trust Prospectus

the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government
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Direxion Shares ETF Trust Prospectus

demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when
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compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for
Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
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Direxion Shares ETF Trust Prospectus

Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD).
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Direxion Daily Materials Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Materials Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Materials (Sector) Index, which includes U.S.-listed companies in the materials sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Materials (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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Direxion Shares ETF Trust Prospectus

is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the
Direxion Shares ETF Trust Prospectus
74

estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
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In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial
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instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be
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maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Index Information
The “S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD).
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Direxion Daily Materials Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Materials Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Materials (Sector) Index, which includes U.S.-listed companies in the materials sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Materials (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Materials Sector Risk — Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant
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environmental remediation costs in complying with environmental laws.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its
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shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a
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Direxion Shares ETF Trust Prospectus

discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Real Estate Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Real Estate Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Real Estate (Sector) Index, which includes U.S.-listed companies in the real estate sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Real Estate (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the
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estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
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In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Real Estate Sector Risk - Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or
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derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
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Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Real Estate (Sector) Top 5 Equal Capped Index
(USD).
Direxion Shares ETF Trust Prospectus
96

Direxion Daily Real Estate Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Real Estate Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Real Estate (Sector) Index, which includes U.S.-listed companies in the real estate sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Real Estate (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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Direxion Shares ETF Trust Prospectus

is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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Direxion Shares ETF Trust Prospectus

the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Real Estate Sector Risk - Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults
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Direxion Shares ETF Trust Prospectus

by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation
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and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
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Direxion Shares ETF Trust Prospectus

Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD).
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Direxion Daily Utilities Top 5 Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Utilities Top 5 Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Utilities (Sector) Index, which includes U.S.-listed companies in the utilities sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Utilities (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the
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estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
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In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources,
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extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance
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of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Utilities (Sector) Top 5 Equal Capped Index
(USD).
Direxion Shares ETF Trust Prospectus
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Direxion Daily Utilities Top 5 Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Utilities Top 5 Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD) (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index consists of the top five securities in the S&P 500 Utilities (Sector) Index, which includes U.S.-listed companies in the utilities sector as classified by the Global Industry Classification Standards (GICS). S&P Dow Jones Indices (the “Index Provider”) selects the top five securities of the S&P 500 Utilities (Sector) Index based on each security’s floating market capitalization. The Index is equal weighted, meaning that at each rebalancing of the Index, the same exposure
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Direxion Shares ETF Trust Prospectus

is provided to each security included in the Index. The Index is rebalanced quarterly and reconstituted annually.
The Index has not yet commenced operations as of the date of this Prospectus.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
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To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index had not commenced operations or only recently commenced operations as of the date of this Prospectus and therefore historical Index volatility and performance are not yet available. In the future, historical Index volatility and performance will be presented in this section. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or financial instruments utilized by the Fund, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if
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the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary
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market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Concentration Risk — The Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide inverseleveraged exposure to that sector or industry. Since the Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in one sector or industry, it should be expected to increase from any market movements that adversely impact that sector or industry.
Utilities Sector Risk– Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated
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utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs
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due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations,
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updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
The “S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD)” is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Rafferty. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Rafferty. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD).
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Direxion Daily Next Gen Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Next Gen Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Solactive U.S. Quantum Computing Index (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is designed by Solactive AG (the "Index Provider") to represent the securities of the next generation of U.S. companies that utilize quantum technology to improve the provision of their products and/or services. Quantum technology is a class of technology that use the principles of quantum mechanics (the physics of sub-atomic particles) to make advances in computing and other processes. The Index is a rules-based index and includes U.S.-listed securities
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of companies in the following quantum technology segments (each, a “Quantum Technology Segment”):
●
Quantum Computing Infrastructure and Hardware: This segment encompasses companies that develop and provide the essential physical components, systems, and comprehensive environments necessary for quantum computing, including both hardware and infrastructure services.
●
Quantum AI and Machine Learning: This segment focuses on companies that integrate artificial intelligence and machine learning with quantum computing to enhance problem-solving and algorithm efficiency.
●
Quantum Software and Applications: Within this segment, companies are dedicated to create software tools and applications to operate quantum computers and utilize their computational power for various specialized tasks.
●
Quantum AI and Cryptography: This segment addresses companies that develop quantum-based security mechanisms and engage in advanced research and development to push the boundaries of quantum technologies.
To be selected for inclusion in the Index, a security must have a free float market capitalization of at least $100 million (or at least $90 billion for current constituents) and a minimum average daily traded value of at least $1 million over 1 month and over 6 months (or at least $900,000 for current constituents).
To identify companies that use quantum technology, the Index Provider uses ARTIS®, its proprietary natural language processing algorithm, to identify into which Quantum Technology Segment(s) a company falls. ARTIS uses keywords to review large volumes of publicly available data, such as company annual reports, published business descriptions, and financial news reports, which the Index Provider believes will identify and classify companies as quantum technology companies, and then ranks the companies based on the number of keyword “hits” in the company’s data. The ARTIS classification system is different than traditional classification systems because it utilizes natural language processing, such as keyword searching, whereas traditional classifications system utilize backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company.
ARTIS produces a score for each company that reflects the company's exposure to quantum technology and considers each Quantum Technology Segment to which a company belongs. Each company is then ranked by its score, and the top 20 companies are selected for inclusion in the Index. The Index is rebalanced semi-annually.
As of January 30, 2026, the Index included 20 constituents and were concentrated in the information technology sector with exposure to quantum technology.
The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in financial instruments, securities of the Index, and exchange-traded funds ("ETFs") that track the Index, that, in combination, provide 2X daily leveraged exposure to the Index, consistent with the Fund's investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically leveraged investment results.
The Fund may invest in the securities of the Index, a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index, an ETF that tracks the Index or a substantially similar index, and derivatives, such as swaps or futures on the Index or on an ETF that tracks the same Index or a substantially similar index, that provide leveraged exposure to the above.
The Fund seeks to remain fully invested at all times, consistent with its stated investment objective, but may not always have investment exposure to all of the securities in the Index, or its weighting of investment exposure to securities or industries may be different from that of the Index. In addition, the Fund may invest directly or indirectly in securities not included in the Index. In all cases, the investments would be designed to help the Fund obtain exposure to the Index to achieve its leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the day will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This re-positioning strategy typically results in high portfolio turnover.
In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e., investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
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Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 6.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below. The volatility of exchange traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2025 was 33.56%. The Index’s highest volatility rate for any one calendar year during the five year period was 49.37% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2025 was 26.47%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the Index, not including the costs of financing leverage and other operating expenses, which
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would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index and therefore achieve its daily leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index
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at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Quantum Computing and Machine Learning Investment Risk - Companies across a wide variety of industries, primarily in the information technology sector, are exploring the possible applications of quantum computing and machine learning technologies. Consequently, the Fund’s holdings may include equity securities of operating companies in a
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wide variety of industries, and the economic fortunes of such companies may not be significantly tied to such technologies. Indeed, there currently are few public companies for which quantum computing and machine learning technologies represent a significant revenue or profit stream, and such technologies may never have a material effect on their economic returns. In addition, such companies tend to be significantly impacted by rapid technological advancements, product obsolescence, intense competition and government regulation. They are also heavily dependent on patent and intellectual property rights and their success in obtaining or protecting a patent may materially affect such company’s profitability.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Natural Language Processing Risk — The natural language processing classification system utilized by the Index Provider is different than traditional classification systems because it utilizes automated natural language processing, such as key word searching, rather than backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. The Index Provider’s use of natural language processing may result in the Index including companies that may not be classified as companies in the Fund’s respective category by other classification systems.
Innovative Technologies Risk — Technologies perceived to displace older technologies or create new markets may not in fact do so. Companies that initially develop an innovative technology may not be able to capitalize on the technology. Companies that develop innovative technologies may face political or legal attacks from competitors, industry groups, or local and national governments. The Fund may invest in a company that does not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
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Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the
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Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Solactive AG is not a sponsor of, or in any way affiliated with, the Direxion Daily Next Gen Bull 2X ETF.
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Direxion Daily Next Gen Bear 2X ETF
Important Information Regarding the Fund
The Direxion Daily Next Gen Bear 2X ETF (the “Fund”) seeks daily inverse leveraged (-2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily inverse performance of the Solactive U.S. Quantum Computing Index (the "Index"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be -200% of the performance of the Index for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from -200% of the return of the Index for that period. Longer holding periods, higher volatility of the Index and leverage increase the impact of compounding on an investor’s returns. During periods of higher index volatility, the volatility of the Index may affect the Fund’s return as much as, or more than, the return of the Index.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily inverse leveraged (-2X) investment results, understand the risks associated with the use of leverage and shorting and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Index’s performance is flat, and it is possible that the Fund will lose money even if the Index’s performance decreases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if the Index gains more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the inverse (or opposite) of the daily performance of the Index. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Index is designed by Solactive AG (the "Index Provider") to represent the securities of the next generation of U.S. companies that utilize quantum technology to improve the provision of their products and/or services. Quantum technology is a class of technology that use the principles of quantum mechanics (the physics of sub-atomic particles) to make advances in computing and other processes. The Index is a rules-based index and includes U.S.-listed securities
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of companies in the following quantum technology segments (each, a “Quantum Technology Segment”):
●
Quantum Computing Infrastructure and Hardware: This segment encompasses companies that develop and provide the essential physical components, systems, and comprehensive environments necessary for quantum computing, including both hardware and infrastructure services.
●
Quantum AI and Machine Learning: This segment focuses on companies that integrate artificial intelligence and machine learning with quantum computing to enhance problem-solving and algorithm efficiency.
●
Quantum Software and Applications: Within this segment, companies are dedicated to create software tools and applications to operate quantum computers and utilize their computational power for various specialized tasks.
●
Quantum AI and Cryptography: This segment addresses companies that develop quantum-based security mechanisms and engage in advanced research and development to push the boundaries of quantum technologies.
To be selected for inclusion in the Index, a security must have a free float market capitalization of at least $100 million (or at least $90 billion for current constituents) and a minimum average daily traded value of at least $1 million over 1 month and over 6 months (or at least $900,000 for current constituents).
To identify companies that use quantum technology, the Index Provider uses ARTIS®, its proprietary natural language processing algorithm, to identify into which Quantum Technology Segment(s) a company falls. ARTIS uses keywords to review large volumes of publicly available data, such as company annual reports, published business descriptions, and financial news reports, which the Index Provider believes will identify and classify companies as quantum technology companies, and then ranks the companies based on the number of keyword “hits” in the company’s data. The ARTIS classification system is different than traditional classification systems because it utilizes natural language processing, such as keyword searching, whereas traditional classifications system utilize backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company.
ARTIS produces a score for each company that reflects the company's exposure to quantum technology and considers each Quantum Technology Segment to which a company belongs. Each company is then ranked by its score, and the top 20 companies are selected for inclusion in the Index. The Index is rebalanced semi-annually.
As of January 30, 2026, the Index included 20 constituents and were concentrated in the information technology sector with exposure to quantum technology.
The Fund, under normal circumstances, invests at least 80% of the Fund’s net assets (plus borrowing for investment purposes) in financial instruments, including swap agreements, futures contracts, or short positions, that, in combination, provide 2X daily inverse (opposite) or short exposure to the Index or to exchange-traded funds ("ETFs") that track the Index, consistent with the Fund’s investment objective. The financial instruments in which the Fund most commonly invests are swap agreements and futures agreements which are intended to produce economically inverse leveraged investment results.
The components of the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in investments that provide inverse leveraged exposure to a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund may also gain inverse leveraged exposure by investing in a combination of financial instruments, such as swap agreements or futures agreements that provide short exposure to the Index, to a representative sample of the securities in the Index that has aggregate characteristics similar to those of the Index or to an ETF that tracks the same Index or a substantially similar index, or the Fund may short securities of the Index, or short an ETF that tracks the same Index or a substantially similar index. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. When the Fund shorts securities, including the securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality credit ratings (i.e. investment grade or higher), and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.
The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective, but may not always have inverse exposure to all of the securities in the Index, or its weighting of inverse exposure to securities or industries may be different from that of the Index. In addition, the Fund may have inverse exposure to securities, ETFs or financial instruments not included in the Index. In all cases, the investments would be designed to help the Fund track the Index as it seeks to achieve its inverse leveraged investment objective.
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of the securities in the Index. At the close of the markets each trading day, Rafferty rebalances the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s inverse leveraged investment objective. For example, if the Index has fallen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced and that a shareholder should lose money, a result
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that is the opposite of traditional index tracking ETFs. This re-positioning strategy may result in high portfolio turnover. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day.
The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from -200% of the return of the Index over the same period. The Fund will lose money if the Index performance is flat over time, and as a result of daily rebalancing, the Index’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the Index’s performance decreases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its inverse leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund. The realization of certain of the risks described below may result in adverse market movements that may actually benefit the Fund due to its inverse investment objective.
Shorting or Inverse Risk – The Fund will lose money when the value of the Index rises because of the Fund’s inverse or short exposure – this result is the opposite from a traditional index fund. The Fund’s assets will increase in value when the Index’s daily return decreases. The Fund’s assets will decrease in value when the Index’s daily return increases. Because historically most assets have risen in value over the long term, short exposure or positions and therefore, the value of the Fund is expected to depreciate in value over time, notwithstanding any separate effects of compounding and the Fund’s daily repositioning of inverse exposure. Additionally, if the level of the Index approaches a 50% increase at any point in the day, an investor could lose their entire investment. Accordingly, short positions and exposure may be riskier and more speculative than traditional investments. The costs of obtaining short exposure or maintaining short positions will lower the Fund’s returns.
To the extent that the Fund obtains short exposure from derivatives, the Fund may be exposed to heightened volatility, reduced correlation to the Index or limited liquidity related to the reference asset of the underlying short position, which will adversely impact the Fund’s ability to meet its investment objective or adversely impact its performance. If the Fund were to experience this volatility or decreased liquidity, the Fund may be required to obtain short exposure through alternative investment strategies that may have less correlation to the Index, less liquidity or are more costly to implement. If the reference asset underlying the short position is thinly traded or has a limited market, there may be a lack of available securities or counterparties for the Fund to enter into a short position or obtain short exposure from a derivative instrument.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from -200% of the Index’s performance, before fees and expenses. Compounding has a significant impact on funds that are inverse leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Index during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of the Index. The chart below provides examples of how Index volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securitiesincluded in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher Index volatility, compounding will cause results for periods longer than a trading day to vary from -200% of the performance of the Index.
As shown in the chart below, the Fund would be expected to lose 17.1% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index’s return is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 95% of its value, even if the cumulative Index return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than -200% of the performance of the Index and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than -200% of the performance of the Index. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Inverse Correlation Risk” below. The volatility of exchange
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traded securities or instruments that reflect the value of the Index may differ from the volatility of the Index.
One Year Index	-200% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2025 was 33.56%. The Index’s highest volatility rate for any one calendar year during the five year period was 49.37% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2025 was 26.47%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a rise in the daily performance of the Index resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily rise in the Index, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index rise of more than 50% of the Index. This would result in a total loss of a shareholder’s investment in one day even if the Index subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if the Index’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s inverse correlation with the Index and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. A swap on an ETF tracking the Index may not closely track the performance of the Index due to costs associated with trading ETFs, such as an ETF’s premium or discount which is the difference between its market price and its net asset value. If the Index has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the Index reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily inverse leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s
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exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to the Index that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities of the Index experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Inverse Index Correlation Risk— A number of factors may affect the Fund’s ability to achieve a high degree of inverse correlation with the Index and therefore achieve its daily inverse leveraged investment objective. The Fund’s exposure to the Index is impacted by the Index’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to the Index at the end of each day. The possibility of the Fund being materially over- or under-exposed to the Index increases on days when the Index is volatile near the close of the trading day.
Market disruptions, regulatory restrictions, fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, the Fund’s valuation methodology differing from the Index’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by the Fund, and regulatory and tax considerations, among other factors, will also adversely affect the Fund’s ability to adjust exposure to meet its daily inverse leveraged investment objective. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s inverse leveraged correlation to the Index or increase its required distributions.
The derivatives or investments the Fund utilizes to obtain inverse exposure may not provide the expected correlation to the Index resulting in the Fund not performing as expected. Additionally, the Fund may not have investment exposure to all of the securities in the Index, or its weighting of investment exposure to the securities may be different from that of the Index. The Fund may also invest in or have exposure to securities that are not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index and impacting the Fund’s correlation to the Index. Activities surrounding periodic Index reconstitutions and other Index rebalancing events may also hinder the Fund’s ability to meet its daily inverse leveraged investment objective.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund
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may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk —
A third party (the “Index Provider”), who is unaffiliated with the Fund or the Fund's Adviser, maintains and exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. There is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index relies on various sources of information to assess the potential constituents of the Index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by the Index Provider with respect to the data it uses or the Index construction and computation processes. Industry concentrations in the Index will fluctuate with changes in constituents’ market values such that the Index may become more, or less, concentrated over time. There can be no guarantee that the Index’s methodology or calculation will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on the Fund.
The Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, the Fund generally will not sell an Index constituent due to a decline in its performance or based on changes to the prospects of an Index constituent, unless that constituent is removed from the Index with which the Fund seeks correlated performance.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Quantum Computing and Machine Learning Investment Risk - Companies across a wide variety of industries, primarily in the information technology sector, are exploring the possible applications of quantum computing and machine learning technologies. Consequently, the Fund’s holdings may include equity securities of operating companies in a wide variety of industries, and the economic fortunes of such companies may not be significantly tied to such technologies. Indeed, there currently are few public companies for which quantum computing and machine learning technologies represent a significant revenue or profit stream, and such technologies may never have a material effect on their economic returns. In addition, such companies tend to be significantly impacted by rapid technological advancements, product obsolescence, intense competition and government regulation. They are also heavily dependent on patent and intellectual property rights and their success in obtaining or protecting a patent may materially affect such company’s profitability.
Artificial Intelligence (AI) and Big Data Company Risk —
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from
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competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Natural Language Processing Risk — The ARTIS classification system which is used by the Fund's Index Provider is different than traditional classification systems because it utilizes natural language processing, such as keyword searching, whereas traditional classifications systems utilize backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. natural language processing classification system utilized by the Index Provider is different than traditional classification systems because it utilizes automated natural language processing, such as key word searching, rather than backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. The Index Provider’s use of natural language processing may result in the Index including companies that may not be classified as companies in the Fund’s respective category by other classification systems.
Innovative Technologies Risk — Technologies perceived to displace older technologies or create new markets may not in fact do so. Companies that initially develop an innovative technology may not be able to capitalize on the technology. Companies that develop innovative technologies may face political or legal attacks from competitors, industry groups, or local and national governments. The Fund may invest in a company that does not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of such securities resulting in more volatile performance. These companies may face greater risk of business failure.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the securities of the Index. Under such circumstances, the market for securities of the Index may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility in the securities of the Index.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to the Index, change its investment objective by, for example, seeking to track an alternative index, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on
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specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process
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and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market
(the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
Solactive AG is not a sponsor of, or in any way affiliated with, the Direxion Daily Next Gen Bear 2X ETF.
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Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily S&P Top 20 US Stocks Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the iShares Top 20 U.S. Stocks ETF (NYSE: TOPT) ("TOPT"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of TOPT for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of TOPT for that period. Longer holding periods, higher volatility of TOPT and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying ETF volatility, the volatility of TOPT may affect the Fund’s return as much as, or more than, the return of TOPT.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if TOPT’s performance is flat, and it is possible that the Fund will lose money even if TOPT’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if TOPT loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of TOPT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of TOPT and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to TOPT, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
TOPT seeks to track the investment results of the S&P 500 Top 20 Select Index (the “S&P Index”), which measures the performance of the 20 largest U.S. companies by float-adjusted market capitalization within the S&P 500® as determined by S&P Dow Jones Indices LLC. The securities in the S&P Index are weighted based on the float-adjusted market value of their outstanding shares subject to capping. For capping purposes, the S&P Index will be rebalanced on a quarterly basis. At each quarterly rebalance in March, June, September, and December, the weight of any single issuer will not exceed 22.5% of the S&P Index; and the aggregate weight of issuers with individual weights exceeding 4.5% will not exceed 48% of the S&P Index. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition. TOPT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by iShares Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 333-92935 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding TOPT may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in TOPT that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain TOPT exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the information technology sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of TOPT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to TOPT is consistent with the Fund’s investment objective. The impact of TOPT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of TOPT has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of TOPT has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S.
government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding iShares Top 20 U.S. Stocks ETF from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding iShares Top 20 U.S. Stocks ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TOPT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning iShares Top 20 U.S. Stocks ETF could affect the value of the Fund’s investments with respect to TOPT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying ETF over the same period. The Fund will lose money if the underlying ETF performance is flat over time, and as a result of daily rebalancing, the underlying ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying ETF’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of TOPT’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and
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will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of TOPT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ETF volatility; b) ETF performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of TOPT. The chart below provides examples of how ETF volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of ETF volatility and ETF performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ETF volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of TOPT.
As shown in the chart below, the Fund would be expected to lose 6.1% if TOPT provided no return over a one year period during which TOPT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TOPT’s return is flat. For instance, if TOPT’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative ETF return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of TOPT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of TOPT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year ETF	200% One Year ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The underlying ETF’s annualized historical volatility rate for the period from October 23, 2024 (the inception date of TOPT) to December 31, 2025 was 21.25%. TOPT’s highest volatility rate for any one calendar year for the period from October 23, 2024 (the inception date of TOPT) through December 31, 2025 was 21.83% and volatility for a shorter period of time may have been substantially higher. The underlying ETF’s annualized performance for the period from October 23, 2024 (the inception date of TOPT) to December 31, 2025 was 21.78%. Historical ETF volatility and performance are not indications of what the underlying ETF volatility and performance will be in the future.
For information regarding the effects of volatility and ETF performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of TOPT resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in TOPT, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of TOPT. This would result in a total loss of a shareholder’s investment in one day even if TOPT subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if TOPT’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with TOPT and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference
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asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Underlying ETF Investment Risk— The Fund will invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective or an ETF’s shares trade at a significant premium or discount, the Fund’s performance will likely be adversely affected. In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure.
Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the ETF especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund.
The value of an individual security, such as TOPT, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of TOPT:
Large Cap Company Risk. Because TOPT invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
Industry and Sector Focus Risk. At times, TOPT may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that TOPT increases the relative emphasis of its investments in a particular industry or sector, the value of TOPT’s shares may fluctuate in response to events affecting that industry or sector.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to TOPT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to TOPT and therefore achieve its daily leveraged investment objective. The Fund’s exposure to TOPT is impacted by TOPT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to TOPT at the end of each day. The possibility of
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the Fund being materially over- or under-exposed to TOPT increases on days when TOPT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) TOPT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with TOPT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to TOPT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to TOPT. Any of these factors could decrease the correlation between the performance of the Fund and TOPT and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — iShares Top 20 U.S. Stocks ETF is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of TOPT and make no representation as to the performance of TOPT. Investing in the Fund is not equivalent to investing in TOPT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to TOPT.
Concentration Risk — The Fund will be concentrated in a particular security, TOPT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the information technology sector (the risks of which are described below), the same industry and/or sector to which TOPT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact TOPT and/or information technology sector.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
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Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to TOPT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance
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of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily Qs Top 30 Stocks Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the iShares Nasdaq Top 30 Stocks ETF (NASDAQ: QTOP) ("QTOP"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of QTOP for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of QTOP for that period. Longer holding periods, higher volatility of QTOP and leverage increase the impact of compounding on an investor’s returns. During periods of higher underlying ETF volatility, the volatility of QTOP may affect the Fund’s return as much as, or more than, the return of QTOP.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if QTOP’s performance is flat, and it is possible that the Fund will lose money even if QTOP’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if QTOP loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of QTOP. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of QTOP and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to QTOP, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
QTOP seeks to track the investment results of the Nasdaq-100 Top 30 Index (the “Nasdaq Index”), which measures the performance of securities of the 30 largest domestic and international non-financial companies listed on Nasdaq (on the Nasdaq Global Select Market or the Nasdaq Global Market) based on market capitalization, as determined by Nasdaq, Inc. The Nasdaq Index is a subset of the Nasdaq-100 Index. The securities in the Nasdaq Index are weighted based on the market value of their outstanding shares subject to capping. The Nasdaq Index is reconstituted and rebalanced quarterly in March, June, September, and December. For capping purposes, at each quarterly rebalance, the weight of any single issuer will not exceed 22.5% of the Nasdaq Index; and the aggregate weight of issuers with individual weights exceeding 4.5% will not exceed 48% of the Nasdaq Index. Between rebalances, constituent weights may exceed these constraints due to fluctuations in market value, corporate actions, or other events that change the index composition. QTOP is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by iShares Trust pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 333-92935 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding QTOP may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in QTOP that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain QTOP exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the information technology sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of QTOP. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to QTOP is consistent with the Fund’s investment objective. The impact of QTOP’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of QTOP has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of QTOP has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality
(investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding iShares Nasdaq Top 30 ETF from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding iShares Nasdaq Top 30 ETF is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of QTOP have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning iShares Nasdaq Top 30 ETF could affect the value of the Fund’s investments with respect to QTOP and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying ETF over the same period. The Fund will lose money if the underlying ETF performance is flat over time, and as a result of daily rebalancing, the underlying ETF’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying ETF’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs.It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of QTOP’s performance, before fees and expenses. Compounding has
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a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of QTOP during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) ETF volatility; b) ETF performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of QTOP. The chart below provides examples of how ETF volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of ETF volatility and ETF performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher ETF volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of QTOP.
As shown in the chart below, the Fund would be expected to lose 6.1% if QTOP provided no return over a one year period during which QTOP experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if QTOP’s return is flat. For instance, if QTOP’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative ETF return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of QTOP and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of QTOP. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year ETF	200% One Year ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The underlying ETF’s annualized historical volatility rate for the period from October 23, 2024 (the inception date of QTOP) to December 31, 2025 was 23.62%. QTOP’s highest volatility rate for any one calendar year for the period from October 23, 2024 (the inception date of QTOP) through December 31, 2025 was 24.15% and volatility for a shorter period of time may have been substantially higher. The underlying ETF’s annualized performance for the period from October 23, 2024 (the inception date of QTOP) to December 31, 2025 was 24.11%. Historical ETF volatility and performance are not indications of what the underlying ETF volatility and performance will be in the future.
For information regarding the effects of volatility and ETF performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of QTOP resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in QTOP, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of an index decline of more than 50% of QTOP. This would result in a total loss of a shareholder’s investment in one day even if QTOP subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if QTOP’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with QTOP and may increase the volatility of the Fund.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or
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assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to QTOP that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to QTOP and therefore achieve its daily leveraged investment objective. The Fund’s exposure to QTOP is impacted by QTOP’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to QTOP at the end of each day. The possibility of the Fund being materially over- or under-exposed to QTOP increases on days when QTOP is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) QTOP. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with QTOP or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to QTOP, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to QTOP. Any of these factors could decrease the correlation between the performance of the Fund and QTOP and may hinder the
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Fund’s ability to meet its daily leveraged investment objective on or around that day.
Underlying ETF Investment Risk— The Fund will invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective or an ETF’s shares trade at a significant premium or discount, the Fund’s performance will likely be adversely affected. In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure.
Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the ETF especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund.
The value of an individual security, such as QTOP, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of QTOP:
Large Cap Company Risk. Because QTOP invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
Industry and Sector Focus Risk. At times, QTOP may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors, or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that QTOP increases the relative emphasis of its investments in a particular industry or sector, the value of QTOP’s shares may fluctuate in response to events affecting that industry or sector.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — iShares Nasdaq Top 30 ETF is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of QTOP and make no representation as to the performance of QTOP. Investing in the Fund is not equivalent to investing in QTOP. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to QTOP.
Concentration Risk — The Fund will be concentrated in a particular security, QTOP, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the information technology sector (the risks of which are described below), the same industry and/or sector to which QTOP is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact QTOP and/or information technology sector.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely
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affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to QTOP, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains. Additionally, an exchange or market may also halt the trading of the Fund’s shares, limiting an investor’s ability to buy or sell Fund shares on that exchange or market.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage and financing costs related to buying and selling securities or obtaining derivative exposure to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may
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increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted in the table below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment adviser to each Fund ("Rafferty" or the "Adviser").
The Funds with the word “Bull” in their name (the “Bull Funds”), attempt to provide investment results that correlate positively to the return of an underlying index or ETF, meaning the Bull Funds attempt to move in the same direction as the underlying index or ETF. The Funds with the word “Bear” in their name (the “Bear Funds”), attempt to provide investment results that correlate negatively to the return of an underlying index or ETF, meaning that each Bear Fund attempts to move in the opposite or inverse direction of the underlying index or ETF.
Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying index or ETF. No Fund attempts to provide returns which are a multiple of the return of the underlying index or ETF for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
The exposure to the underlying index or ETF received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged or inverse leveraged investment objective by an amount determined by the movement of the underlying index or ETF from its value at the end of the prior day. If the underlying index or ETF moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying index or ETF than the stated fund daily leveraged investment objective. Conversely, if the underlying index or ETF moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying index or ETF than the stated fund daily leveraged investment objective.
Fund	Index or Exchange-Traded Fund	Daily Leveraged Investment Objective
Direxion Daily Communication Services Top 5 Bull 2X ETF	S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Communication Services Top 5 Bear 2X ETF		-200%
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Consumer Staples Top 5 Bear 2X ETF		-200%
Direxion Daily Gold Miners Top 5 Bull 2X Bull	NYSE® U.S. Gold Miners Top 5 Equal Weight Index	200%
Direxion Daily Healthcare Top 5 Bull 2X ETF	S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Healthcare Top 5 Bear 2X ETF		-200%
Direxion Daily Industrials Top 5 Bull 2X ETF	S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Industrials Top 5 Bear 2X ETF		-200%
Direxion Daily Materials Top 5 Bull 2X ETF	S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Materials Top 5 Bear 2X ETF		-200%
Direxion Daily Real Estate Top 5 Bull 2X ETF	S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Real Estate Top 5 Bear 2X ETF		-200%
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Fund	Index or Exchange-Traded Fund	Daily Leveraged Investment Objective
Direxion Daily Utilities Top 5 Bull 2X ETF	S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Utilities Top 5 Bear 2X ETF		-200%
Direxion Daily Next Gen Bull 2X ETF	Solactive U.S. Quantum Computing Index	200%
Direxion Daily Next Gen Bear 2X ETF		-200%
Direxion Daily Qs Top 30 Stocks Bull 2X ETF	iShares Nasdaq Top 30 Stocks ETF	200%
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	iShares Top 20 U.S. Stocks ETF	200%
Shares of the Funds (“Shares”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 25,000 Shares. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage; (b) understand the consequences of seeking daily leveraged investment results; (c) for each Bear Fund, understand the risk of shorting; and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Defensive Policy. Each Fund pursues its investment objective regardless of the market conditions and does not generally take defensive positions. If each Fund takes a temporary defensive position, it may not meet its investment objective during such periods.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of an underlying index or ETF will dictate the return for that Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends.
For the Bull Funds, Rafferty attempts to provide two times the returns of its underlying index or ETF for a one-day period. Each Bear Fund is managed to provide two times the inverse (or opposite) of the return of its underlying index or ETF for a one-day period. To do this, Rafferty creates net “long” positions for the Bull Funds and net “short” positions for the Bear Funds. (Rafferty may create short positions in the Bull Funds and long positions in the Bear Funds even though the net exposure in the Bull Funds will be long and the net exposure in the Bear Funds will be short.) Long positions move in the same direction as its underlying index or ETF, advancing when an underlying index or ETF advances and declining when an underlying index or ETF declines. Short positions move in the opposite direction of an underlying index or ETF, advancing when an underlying index or ETF declines and declining when an underlying index or ETF advances. Additionally, none of the Funds seek income that is exempt from federal, state or local income taxes.
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At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying index or ETF is consistent with the Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If an underlying index or ETF has risen on a given day, a Bull Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if an underlying index or ETF has fallen on a given day, a Bull Fund’s net assets should fall, meaning its exposure will typically need to be reduced. If an underlying index or ETF has risen on a given day, a Bear Fund’s net assets should fall, meaning its exposure will typically need to be reduced. If an underlying index or ETF has fallen on a given day, a Bear Fund’s net assets should rise, meaning its exposure will typically need to be increased. Any of the Funds’ portfolios may also need to be changed to reflect changes in the composition of its underlying index or ETF.
Each Fund has a clearly articulated daily leveraged or inverse leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
The Bull Funds generally may hold a representative sample of the securities in an underlying index or ETF. The sampling of securities that is held by a Bull Fund is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, an underlying index or ETF. A Bull Fund also may invest in securities that are not included in its underlying index or ETF or may overweight or underweight certain components of an underlying index or ETF. Certain Funds’ assets may be concentrated in an industry or group of industries to the extent that a Fund's underlying index or ETF concentrates in a particular industry or group of industries. In addition, each Fund offered in this Prospectus is non-diversified, which means that it may invest in the securities of a limited number of issuers.
The Effects of Fees and Expenses on the Return of a Bull Fund for a Single Trading Day. To create the necessary exposure, a Bull Fund uses leveraged investment techniques, which necessarily incur brokerage and financing charges. In light of these charges and each Bull Fund’s operating expenses, the expected return of a Bull Fund over one trading day is equal to the gross expected return, which is the daily underlying index or ETF return multiplied by a Bull Fund’s daily leveraged investment objective, minus (i) financing charges incurred by the portfolio and (ii) daily operating expenses. For instance, if the Solactive U.S. Quantum Computing Index gains 2% on a given day, the gross expected return of the Direxion Daily Next Gen Bull 2X ETF would be 4%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower. Each Bull Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Fund shares at close of the markets on a given trading day, the investor’s exposure to an underlying index or ETF of a Bull Fund would reflect 200% of the performance of an underlying index or ETF during the following trading day, subject to the charges and expenses noted above.
The Effects of Fees and Expenses on the Return of a Bear Fund for a Single Trading Day. To create the necessary exposure, a Bear Fund engages in short selling—borrowing and selling securities it does not own. The money that a Bear Fund receives from short sales—the short sale proceeds—is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. However, the costs of creating short exposure, which may require the Bear Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income. As the holder of a short position, a Bear Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Bear Fund that could cause the Fund to lose money on the short sale and may adversely affect its performance. Each Bear Fund will reposition its portfolio at the end of every trading day. Therefore, if an investor purchases Bear Fund shares at close of the markets on a given trading day, the investor’s exposure to an underlying index or ETF of a Bear Fund would reflect 200% of the inverse performance of an underlying index or ETF during the following trading day, subject to the charges and expenses noted above.
A Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if a Fund's underlying index or ETF includes foreign securities or a Fund tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 p.m. Eastern Time), the performance of an underlying index or ETF may differ from the expected daily leveraged performance.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
If a Fund is unable to obtain leveraged or leveraged inverse exposure to its underlying index or ETF consistent with its investment objective, such as situations in which the instruments utilized by a Fund are thinly traded or have a limited market, a Fund could, among other things, fail to meet its daily investment objective, increase its transaction fee, or reject one or more orders for Creation Units. Under such circumstances, a Fund could trade at a premium or discount to its NAV and the bid-ask spread in its shares could widen.
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A Cautionary Note to Investors Regarding Dramatic Index Movement. A Fund could lose an amount greater than its net assets in the event of a movement of its underlying index or ETF in excess of 50% in a direction adverse to the Fund (meaning a decline in the value of an underlying index or ETF of a Bull Fund and a gain in the value of an underlying index or ETF for a Bear Fund).
If an underlying index or ETF of a Fund has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged or inverse leveraged investment objective, even if an underlying index or ETF later reverses all or a portion the move, and result in significant losses.
Examples of the Impact of Daily Leverage and Compounding. Because each Fund’s exposure to its underlying index or ETF is repositioned on a daily basis, for a holding period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for the Funds. This means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g., 200% or -200%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single trading day. This deviation increases with higher volatility in its underlying index or ETF and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of its underlying index or ETF for the full trading day. The actual exposure will largely be a function of the performance of the its underlying index or ETF from the end of the prior trading day.
Consider the following examples:
Mary is considering investments in two funds, Funds A and B. Fund A is a traditional index or ETF ETF which seeks (before fees and expenses) to match the performance of the XYZ index or ETF. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the XYZ index or ETF.
On Day 1, the XYZ index or ETF increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ index or ETF declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index or ETF has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment to its original value. The following example assumes a $100 investment in Fund A when the index or ETF is also valued at $100:
Day	Index or ETF Value	Index or ETF Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.
Day	Index or ETF Performance	200% of Index or ETF Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate index or ETF value for the two-day period has not declined. (These calculations do not include the charges for fund fees and expenses.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 200% exposure to the underlying index or ETF from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the underlying index or ETF from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% or -200% of the return of an underlying index or ETF’s performance for the longer period. This deviation will increase with higher underlying index or ETF volatility and longer holding periods.
Examples of the Impact of Index or ETF Volatility. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the underlying index or ETF experiences volatility. The volatility rate of an underlying index or exchange-traded fund is a statistical measure of the magnitude of fluctuations in the index or ETF’s returns over a defined period. For periods longer than a trading day, volatility in the performance of an underlying index or ETF from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of an underlying index or ETF for
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such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:
Example 1 – Underlying Index or ETF Experiences Low Volatility
Mary invests $10.00 in a hypothetical Bull Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying index or ETF rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two day period since Mary invested in the Fund, the underlying index or ETF gained 4% although Mary’s investment increased by 8.1%. Because the underlying index or ETF continued to trend upwards with low volatility, Mary’s return closely correlates to 200% of the underlying index or ETF for the period.
John invests $10.00 in a hypothetical Bear Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF gains 2%, and John’s investment falls by 4% to $9.60. On Day 3, the underlying index or ETF rises by 1.96%, and John’s Fund falls by 3.92% to $9.22. For the two day period the underlying index or ETF returned 4% while the Fund lost 7.8%. John’s return still correlates to -200% return of the underlying index or ETF, but not as closely as Mary’s investment in the Bull Fund.
Example 2 – Underlying Index or ETF Experiences High Volatility
Mary invests $10.00 in a hypothetical Bull Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying index or ETF declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two day period since Mary invested in the Fund, the Fund’s underlying index or ETF lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying index or ETF affected the correlation between the underlying index or ETF’s return for the two day period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index or ETF.
Conversely, John invests $10.00 in a hypothetical Bear Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying index or ETF rises from 100 to 102, a 2% gain, and John’s investment falls 4% to $9.60. John continues to hold his investment through the end of Day 3, during which the Fund’s underlying index or ETF declines from 102 to 98, a loss of 3.92%. John’s investment rises by 7.84%, from $9.60 to $10.35. For the two day period since John invested in the Fund, the Fund’s underlying index or ETF lost 2% while John’s investment increased from $10 to $10.35, a 3.5% gain. The volatility of the underlying index or ETF affected the correlation between the underlying index or ETF’s return for the two day period and John’s return. In this situation, John gained less than two times the return of the underlying index or ETF.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Bull Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying index or ETF from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in a hypothetical Bull Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying index or ETF moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the Fund’s underlying index or ETF rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the underlying index or ETF gain of 7.84% multiplied by the 196% beta that she received) to $11.54.
Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying index or ETF. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of an underlying index or ETF for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if an underlying index or ETF experiences volatility. For instance, a Bull Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying index or ETF provided no return over a one year period and experienced annualized volatility of 20%. A Bear Fund would be expected to lose 12% (as shown in Table 1 below) if its underlying index or ETF provided no return over a one year period and had annualized volatility of 20%. If an underlying index or ETF’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Bull Fund widens to approximately 15% while the loss for a Bear Fund rises to 45%.
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Table 1 - Impact of Hypothetical Volatility Levels on Returns
Volatility Range	2X Bull Fund Loss	2X Bear Fund Loss
10%	-1%	-3%
20%	-4%	-12%
30%	-9%	-26%
40%	-15%	-45%
50%	-23%	-65%
60%	-33%	-92%
70%	-47%	-99%
80%	-55%	-99%
90%	-76%	-99%
100%	-84%	-99%
Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if an underlying index or ETF is flat. For instance, if annualized volatility of an underlying index were 90%, a Bull Fund based on that underlying index or ETF would be expected to lose 76% and a Bear Fund based on that underlying index or ETF would be expected to lose 99% of its value, even if the underlying index or ETF returned 0% for the year.
Table 2 shows the annualized historical volatility rate for each Fund's underlying index or ETF that has commenced operations prior to the date of this Prospectus. Since market volatility has negative implications for funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the five year volatility rate to give investors some sense of the risks of holding the Funds for long periods. This information is intended to simply underscore the fact that each Fund is designed as a short-term trading vehicle. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Table 2 – Historic Volatility of each Fund’s Underlying Index or ETF
Index or ETF	5-Year Historical Volatility Rate
iShares Nasdaq 100 Top 30 Stocks ETF (Commenced Operations 10/23/2024)	N/A
iShares Top 20 U.S. Stocks ETF (Commenced Operations 10/23/2024)	N/A
NYSE® U.S. Gold Miners Top 5 Equal Weight Index (Has not commenced operations)	N/A
S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD) (Commenced Operations 2/21/2025)	N/A
S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD) Has Not Commenced Operations	N/A
Solactive U.S. Quantum Computing Index	33.56%
The Projected Returns of Funds for Intra-Day Purchases. Because the Funds rebalance their portfolios once daily, an investor who purchases shares during a day will likely have more, or less, than 200% leveraged investment exposure to an underlying index or ETF. The exposure to an underlying index or ETF received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective (e.g., 200% or -200%) by an amount determined by the movement of an underlying index or ETF from its value at the end of the prior day. If an underlying index or ETF moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to an underlying index or ETF than the stated fund daily leveraged investment objective (e.g., 200% or -200%). Conversely, if an underlying index or ETF moves in a direction adverse to the Fund, the investor will receive more exposure to an underlying index or ETF than the stated fund daily leveraged investment objective (e.g., 200% or -200%).
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Table 3 below indicates the exposure to an underlying index or ETF that an intra-day purchase of a Bull Fund would be expected to provide based upon the movement in the value of a Bull Fund’s underlying index or ETF from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if an underlying index or ETF of a Bull Fund has moved 5% in a direction favorable to a Bull Fund, the investor would receive exposure to the performance of an underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.
Conversely, if an underlying index or ETF has moved 5% in a direction unfavorable to a Bull Fund, an investor at that point would receive exposure to the performance of an underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.
The table includes a range of underlying index or ETF moves from 20% to -20% for a Bull Fund. Movement of the underlying index or ETF beyond the range noted below will result in exposure further from the Bull Fund’s daily leveraged investment objective.
Table 3 - Intra-Day Leverage of a Bull Fund Given Market Movements
Index or ETF Move	Resulting Exposure for Bull Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%
Table 4 below indicates the exposure to an underlying index or ETF that an intra-day purchase of a Bear Fund would be expected to provide based upon the movement in the value of a Bear Fund’s underlying index or ETF from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. Table 4 indicates that, if a Bear Fund’s underlying index or ETF has moved 5% in a direction favorable to a Bear Fund, the investor would receive exposure to the performance of an underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately -173% of the investor’s investment. Conversely, if an underlying index or ETF has moved 5% in a direction unfavorable to a Bear Fund, an investor would receive exposure to the performance of the Bear Fund’s underlying index or ETF from that point until the investor sells later that day or the end of the day equal to approximately 233% of the investor’s investment.
The table includes a range of underlying index or ETF moves from 20% to -20% for a Bear Fund. Movement of the underlying index or ETF beyond the range noted below will result in exposure further from the Bear Fund’s daily inverse leveraged investment objective.
Table 4 - Intra-Day Leverage of a Bear Fund Given Market Movements
Index or ETF Move	Resulting Exposure for Bear Fund
-20%	-114%
-15%	-131%
-10%	-150%
-5%	-173%
0%	-200%
5%	-233%
10%	-275%
15%	-329%
20%	-400%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—
which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the Solactive U.S. Quantum Computing Index gains 10% for a week, the Direxion Daily Next Gen Bull 2X ETF should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying index over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective or inverse daily leveraged investment objective (e.g., 200% or -200%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
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The following tables set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical underlying index or ETF and demonstrate how changes in the hypothetical underlying index or ETF impact the hypothetical Funds’ performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in hypothetical Funds over a 10 trading day period and do not reflect fees or expenses of any kind.
Table 5 – The Index or ETF Lacks a Clear Trend
Index or ETF				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%	$90.00	-10.00%	-10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%	$81.43	-9.52%	-18.57%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%	$96.23	18.18%	-3.76%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%	$115.48	20.00%	15.48%
Day 5	85	-5.56%	-15.00%	$70.10	-11.12%	-29.91%	$128.31	11.12%	28.33%
Day 6	100	17.65%	0.00%	$94.83	35.30%	-5.17%	$83.03	-35.30%	-16.97%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%	$91.33	10.00%	-8.67%
Day 8	100	5.26%	0.00%	$94.34	10.52%	-5.68%	$81.71	-10.52%	-18.28%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%	$73.54	-10.00%	-26.45%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.12%	$80.55	9.52%	-19.45%
The cumulative performance of the hypothetical underlying index or ETF in Table 5 is 0% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is -6.12%, while the return of the hypothetical Bear Fund is -19.45%. The volatility of the hypothetical underlying index or ETF’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying index or ETF for the 10 trading day period.
Table 6 – The Index or ETF Rises in a Clear Trend
Index or ETF				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%	$96.00	-4.00%	-4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%	$92.24	-3.92%	-7.76%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%	$88.69	-3.84%	-11.31%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%	$85.34	-3.78%	-14.66%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%	$82.18	-3.70%	-17.82%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%	$79.19	-3.64%	-20.81%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%	$76.36	-3.58%	-23.64%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%	$73.68	-3.50%	-26.31%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%	$71.14	-3.44%	-28.85%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%	$68.73	-3.38%	-31.25%
The cumulative performance of the hypothetical underlying index or ETF in Table 6 is 20% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is 43.50%, while the return of the hypothetical Bear Fund is -31.25%. In this case, because of the positive hypothetical underlying index or ETF trend, the hypothetical Bull Fund’s gain is greater than 200% of the hypothetical underlying index or ETF gain and the hypothetical Bear Fund’s decline is less than -200% of the hypothetical underlying index or ETF gain for the 10 trading day period.
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Table 7 – The Index or ETF Declines in a Clear Trend
Index or ETF				Bull Fund			Bear Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%	$104.00	4.00%	4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%	$108.24	4.08%	8.24%
Day 3	94	-2.08%	-6.00%	$88.24	-4.16%	-11.75%	$112.76	4.16%	12.75%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%	$117.55	4.26%	17.55%
Day 5	90	-2.17%	-10.00%	$80.82	-4.34%	-19.17%	$122.66	4.34%	22.65%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.76%	$128.12	4.44%	28.10%
Day 7	86	-2.27%	-14.00%	$73.71	-4.54%	-26.27%	$133.94	4.54%	33.91%
Day 8	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%	$140.17	4.66%	40.15%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.05%	$146.84	4.76%	46.82%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.32%	$154.01	4.88%	53.99%
The cumulative performance of the hypothetical underlying index or ETF in Table 7 is -20% for 10 trading days. The return of the hypothetical Bull Fund for the 10 trading day period is -36.32%, while the return of the hypothetical Bear Fund is 53.99%. In this case, because of the negative hypothetical underlying index or ETF trend, the hypothetical Bull Fund’s decline is less than 200% of the hypothetical underlying index or ETF decline and the hypothetical Bear Fund’s gain is greater than 200% of the hypothetical underlying index or ETF decline for the 10 trading day period.
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Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily leveraged or inverse leveraged investment objectives, a small adverse move in a Fund's underlying index will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The realization of certain of the risks described below may result in adverse market movements that may actually benefit a Bear Fund due to its inverse investment objective. Risks of investing in the Funds are described below.

	Direxion Daily Communication Services Top 5 Bull 2X ETF	Direxion Daily Communication Services Top 5 Bear 2X ETF	Direxion Daily Consumer Staples Top 5 Bull 2X ETF	Direxion Daily Consumer Staples Top 5 Bear 2X ETF	Direxion Daily Gold Miners Top 5 Bull 2X ETF	Direxion Daily Healthcare Bull Top 5 2X ETF	Direxion Daily Healthcare Bear Top 5 2X ETF	Direxion Daily Industrials Bull Top 5 2X ETF	Direxion Daily Industrials Bear Top 5 2X ETF
Shorting or Inverse Risk		X		X			X		X
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X
Daily Index Correlation Risk	X		X		X	X		X
Daily Correlation Risk
Daily Index Inverse Correlation Risk		X		X			X		X
Market Risk	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X
Underlying ETF Investment Risk
Non-Affiliation Risk
Artificial Intelligence (AI) and Big Data Company Risk
Quantum Computing and Machine Learning Companies Risk
New Technologies Risk
Natural Language Processing Risk
Biotechnology Industry Risk
Communication Services Sector Risk	X	X
Consumer Discretionary Sector Risk
Consumer Staples Sector Risk			X	X
Energy Sector Risk
Financials Sector Risk
Healthcare Sector Risk						X	X
Information Technology Sector Risk
Industrials Sector Risk								X	X
Materials Sector Risk					X
Real Estate Sector Risk
Semiconductor Industry Risk
Utilities Sector Risk
Gold and Silver Mining Company Risk					X
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	Direxion Daily Communication Services Top 5 Bull 2X ETF	Direxion Daily Communication Services Top 5 Bear 2X ETF	Direxion Daily Consumer Staples Top 5 Bull 2X ETF	Direxion Daily Consumer Staples Top 5 Bear 2X ETF	Direxion Daily Gold Miners Top 5 Bull 2X ETF	Direxion Daily Healthcare Bull Top 5 2X ETF	Direxion Daily Healthcare Bear Top 5 2X ETF	Direxion Daily Industrials Bull Top 5 2X ETF	Direxion Daily Industrials Bear Top 5 2X ETF
Mining and Metal Industry Risk					X
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X

	Direxion Daily Materials Bull Top 5 2X ETF	Direxion Daily Materials Bear Top 5 2X ETF	Direxion Daily Real Estate Bull Top 5 2X ETF	Direxion Daily Real Estate Bear Top 5 2X ETF	Direxion Daily Utilities Bull Top 5 2X ETF	Direxion Daily Utilities Bear Top 5 2X ETF	Direxion Daily Next Gen Bull 2X ETF	Direxion Daily Next Gen Bear 2X ETF	Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Shorting or Inverse Risk		X		X		X		X
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X
Daily Index Correlation Risk	X		X		X		X		X	X
Daily Correlation Risk									X	X
Daily Index Inverse Correlation Risk		X		X		X		X
Market Risk	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X		X		X
Underlying ETF Investment Risk									X	X
Non-Affiliation Risk									X	X
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	Direxion Daily Materials Bull Top 5 2X ETF	Direxion Daily Materials Bear Top 5 2X ETF	Direxion Daily Real Estate Bull Top 5 2X ETF	Direxion Daily Real Estate Bear Top 5 2X ETF	Direxion Daily Utilities Bull Top 5 2X ETF	Direxion Daily Utilities Bear Top 5 2X ETF	Direxion Daily Next Gen Bull 2X ETF	Direxion Daily Next Gen Bear 2X ETF	Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Artificial Intelligence (AI) and Big Data Company Risk			X				X	X
Quantum Computing and Machine Learning Companies Risk							X	X
New Technologies Risk							X	X
Natural Language Processing Risk							X	X
Biotechnology Industry Risk
Communication Services Sector Risk
Consumer Discretionary Sector Risk
Consumer Staples Sector Risk
Energy Sector Risk
Financials Sector Risk
Healthcare Sector Risk
Information Technology Sector Risk							X	X	X	X
Industrials Sector Risk
Materials Sector Risk	X	X
Real Estate Sector Risk			X	X
Semiconductor Industry Risk
Utilities Sector Risk					X	X
Gold and Silver Mining Company Risk
Mining and Metal Industry Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk
Each Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from an underlying index or ETF’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding has a significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% or -200% of the return of a Fund's underlying index or ETF due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause the Fund to underperform the return of 200% or -200% of its underlying index or ETF in a trendless or flat market.
The chart below provides examples of how index volatility could affect a Fund’s performance. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index or ETF. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities
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in its underlying index or ETF. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying index or ETF; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged or inverse leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher index volatility, compounding will cause results for periods longer than a trading day to vary from 200% or -200% of the performance of the underlying index or ETF.
As shown below, a Bull Fund would be expected to lose 6.1% and a Bear Fund would be expected to lose 17.1% if an underlying index or ETF provided no return over a one year period during which an underlying index or ETF experienced annualized volatility of 25%. If an underlying index or ETF’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for a Bull Fund and 81.5% for a Bear Fund. At higher ranges of volatility, there is a chance of a significant loss of value even if an underlying index or ETF is flat. For instance, if an underlying index or ETF’s annualized volatility is 100%, it is likely that a Bull Fund would lose 63.2% of its value, and a Bear Fund would lose approximately 95% of its value, even if an underlying index or ETF’s cumulative return for the year was only 0%. The volatility of exchange traded securities or instruments that reflect the value of an underlying index may differ from the volatility of an underlying index.
Bull Fund
One Year Index or ETF	200% One Year Index or ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Bear Fund
One Year Index or ETF	-200% One Year Index or ETF	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. Each table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and index performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information (“SAI”).
Shorting or Inverse Risk
For each Bear Fund, shareholders should lose money when the underlying index rises, which is a result that is the opposite from traditional index tracking funds.A Bear Fund may engage in short sales or obtain short exposure that is designed to earn the Bear Fund a profit from the decline in the price of particular securities, baskets of securities or indices. If the market price of the underlying security or underlying index or ETF goes down between the time a Bear Fund sells the security or underlying index or ETF and buys it back, a Bear Fund will realize a gain on the transaction. Conversely, if the underlying security or underlying index or ETF goes up in price during the period, a Bear Fund will realize a loss on the transaction. Any such loss is increased by the cost a Bear Fund must pay to short the underlying security or underlying index or ETF or obtain short exposure. Likewise, any gain will be decreased by the costs a Bear Fund must pay to short a position or obtain short exposure. A Bear Fund’s investment performance may also suffer if the Bear
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Fund is required to close out a short position earlier than it had intended. In addition, a Bear Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Bear Fund’s open short positions. As the holder of a short position, a Bear Fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the Bear Fund that could cause the Bear Fund to lose money on the short sale and may adversely affect its performance.
A Bear Fund will typically obtain inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose a Bear Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities or financial instruments of the underlying short position. If a Bear Fund were to experience this volatility or decreased liquidity, a Bear Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or a Bear Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities or financial instruments underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, a Bear Fund may be unable to meet its investment objective due to a lack of available securities, financial instruments or counterparties. A Bear Fund may not be able to issue additional Creation Units during period when it cannot meet its investment objective due to these factors. Any income, dividends or payments by the assets underlying a Bear Fund’s short positions will negatively impact the Fund.
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and which typically results in the adverse daily performance of a Fund's underlying index or ETF being magnified. This means that, if a Fund's underlying index or ETF experiences adverse daily performance, an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.
A Fund could lose an amount greater than its net assets if its underlying index or ETF moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying index of a Bull Fund and a gain in the value of the underlying index for a Bear Fund). This would result in a total loss of a shareholder’s investment in one day even if its underlying index or ETF subsequently reverses all or a portion of its earlier daily change. A total loss may occur in a single day even if its underlying index or ETF does not lose all of its value. Leverage will also have the effect of magnifying any differences in a Fund’s correlation with an underlying index or ETF or may increase a Fund’s volatility.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close.
Derivatives Risk
A Fund may obtain exposure through derivatives by investing in swap agreements, futures contracts, forward contracts, options, and options on futures contracts. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative.
The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
The use of derivatives may result in larger losses or smaller gains than investing in the underlying securities directly, or in the case of a Bear Fund, directly shorting the underlying securities. The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
A Fund expects to use a combination of swaps on an underlying index or ETF and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may not track the performance of its underlying index or ETF due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its underlying index or ETF as it would if the Fund only used swaps on an underlying index or ETF. If an underlying index or ETF has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective.
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This may prevent a Fund from achieving its daily leveraged investment objective particularly if an underlying index or ETF reverses all or a portion of its intraday move by the end of the day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Such costs may increase as interest rates rise.
In addition, a Fund’s investments in derivatives are subject to the following risks:
●
Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may exposure investors to significant losses.
●
Futures Contracts. A futures contact is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid.
●
Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
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Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
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Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
Because a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does
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not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to a Fund, or a Fund may decide to change its leveraged investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Rebalancing Risk
If for any reason a Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with its investment objective. In these instances, a Fund may have investment exposure to an underlying index or ETF that is significantly greater or less than its stated investment objective. A Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains. Additionally, a Fund may close to purchases and sales of Shares prior to the close of trading on the NYSE Arca, Inc. or other national securities listing exchanges where Shares are listed, and incur significant losses.
Intra-Day Investment Risk
Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 200% or -200% leveraged investment exposure to an underlying index or ETF, depending upon the movement of an underlying index or ETF from the end of one trading day until the time of purchase. If an underlying index or ETF moves in a direction favorable to a Fund, the investor will receive less than 200% or -200% exposure to an underlying index or ETF. Conversely, if an underlying index or ETF moves in a direction adverse to a Fund, the investor will receive exposure to an underlying index or ETF greater than 200% or -200%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities an underlying index or ETF experience a significant change in value, a Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for a Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, a Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Index Correlation Risk
There is no guarantee that each Bull Fund will achieve a high degree of correlation to its underlying index or ETF and therefore achieve its daily leveraged investment objective. Each Bull exposure to its underlying index or ETF is impacted dynamically by an underlying index or ETF’s movement. Because of this, it is unlikely that each Bull Fund will be perfectly exposed to its underlying index or ETF at the end of each day. The possibility of each Bull Fund being materially over- or under-exposed to its underlying index or ETF increases on days when an underlying index or ETF is volatile near the close of the trading day. Market disruptions, regulatory restrictions or high volatility will also adversely affect each Bull Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a Bull Fund, the Fund's return may vary from a multiple of the performance of an underlying index or ETF because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Bull Fund. Additionally, due to differences in trading hours, and because an underlying index or ETF may be calculated using prices obtained at times other than a Bull Fund's NAV calculation time or using fair valuations of index security, a Bull Fund's performance may not correlate to its underlying index or ETF. Additionally, there may be legal restrictions or limitation imposed by governments of certain countries which may limit the size of a Bull Fund’s holding or otherwise limit a Bull Fund’s ability to achieve its investment objective.
Each Bull Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, each Bull Fund’s valuation methodology differing from its underlying index or ETF’s valuation methodology, accounting standards and their application to income items, disruptions, illiquidity or high volatility in the markets for the securities or derivatives held by each Bull Fund, regulatory and tax considerations, which may cause each Bull Fund to hold (or not to hold) certain of an underlying index or ETF’s constituents or trade securities or derivatives more frequently, increasing transaction and other costs and reducing a Fund’s tax efficiency. Each Bull Fund may not have investment exposure to all securities in its underlying index or ETF, or its weighting of investment exposure to such stocks or industries may be different from that of its underlying index or ETF. In addition, each Bull Fund may invest in securities or financial instruments not included in its underlying index or ETF. Each Bull Fund may be subject to large movements of assets into and out of each Bull Fund, potentially resulting in a Fund being over- or under-exposed to its underlying index or ETF. Each Bull Fund may also invest directly in or use other investment companies, such as ETFs, which may reduce the a Bull Fund’s correlation the its underlying index or ETF’s daily leveraged performance because an investment company’s performance may differ from the index it tracks.
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Certain Funds may measure their correlation to the performance of one of more ETFs rather than a Fund’s underlying index. Activities surrounding periodic index reconstitutions and other index rebalancing events may also hinder each Bull Fund’s ability to meet its daily leveraged investment objective.
Daily Correlation Risk
There is no guarantee that a Fund will achieve a high degree of correlation to an underlying index or exchange-traded fund and therefore achieve its respective daily leveraged investment objective. Each Fund’s exposure to an underlying index or exchange-traded fund is impacted by an underlying index or exchange-traded fund’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to its an underlying index or exchange-traded fund at the end of each day. The possibility of a Fund being materially over- or under-exposed to an underlying index or exchange-traded fund increases on days when an underlying index or exchange-traded fund is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Each Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which a Fund invests, early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause a Fund to hold (or not to hold) an underlying index or exchange-traded fund or trade more frequently, increasing transaction and other costs and reducing a Fund’s tax efficiency. Each Fund may trade more frequently to comply with regulatory restrictions such as registered investment company qualification tests, take or refrain from taking positions in order to improve tax efficiency, or for other reasons, each of which may negatively affect each Fund’s correlation with an underlying index or exchange-traded fund. A Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in each Fund being over- or under-exposed to an underlying index or exchange-traded fund. Any of these factors could decrease the correlation between the performance of a Fund and an underlying index or exchange-traded fund and may hinder a Fund’s ability to meet its daily investment objective on or around that day.
Daily Inverse Index Correlation Risk
Investors will lose money when an underlying index or ETF of a Bear Fund rises, which is a result that is the opposite from traditional index funds. There is no guarantee that a Bear Fund will achieve a high degree of inverse correlation to its underlying index or ETF and therefore achieve its daily inverse leveraged investment objective. To achieve a high degree of inverse correlation with its underlying index or ETF, a Bear Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily inverse leveraged investment objective. A Bear Fund may have difficulty achieving its daily inverse leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by a Bear Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect a Bear Fund’s ability to adjust exposure to the required levels.
Because an underlying index may include instruments that trade on a different market than a Bear Fund, a Bear Fund's return may vary from the inverse of the performance of its underlying index or ETF because different markets may close before the Exchange opens or may not be open for business on the same calendar days as a Bear Fund. Additionally, due to differences in trading hours, and because an underlying index or ETF may be calculated using prices obtained at times other than a Fund's NAV calculation time or using fair valuations of index securities, a Fund's performance may not correlate to the its underlying index or ETF. Additionally, there may be legal restrictions or limitation imposed by governments of certain countries which may limit the size of a Fund’s holding or otherwise limit a Fund’s ability to achieve its investment objective. Early and unanticipated closings of the markets on which the holdings of a Fund trade may result in a Fund’s inability to execute intended portfolio transactions which will impact a Fund’s ability to meet its daily investment objectives and its leveraged correlation to the Index. A Bear Fund may trade more frequently to comply with regulatory restrictions such as registered investment qualification rules, may take or refrain from taking positions in order to improve tax efficiency, or for other reasons, each of which may negatively impact a Fund’s leveraged correlation to the Index.
A Bear Fund may not have investment exposure to all securities in its underlying index or ETF, or its weighting of investment exposure to such stocks or industries may be different from that of an underlying index or ETF. In addition, a Bear Fund may invest in securities or financial instruments not included in an underlying index or ETF or the financial instruments utilized by a Bear Fund may not provide the expected correlation to the its underlying index or ETF resulting in a Bear not performing as expected. A Bear Fund may also use other investment companies, such as ETFs, as reference assets for derivative instruments. A Bear Fund that does so, utilizes an ETF’s market price, rather than its net asset value to transact and price such derivative instruments and an ETF’s performance may differ from the index it tracks, thus resulting in additional tracking error for a Bear Fund. Certain Funds may measure their correlation to the performance of one of more ETFs rather than a Fund’s underlying index. A Bear Fund may be subject to large movements of assets into and out of the Bear Fund, potentially resulting in the Bear Fund being over- or under-exposed to its underlying index or ETF. In addition, the target amount of portfolio exposure to an underlying index or ETF is impacted dynamically by an underlying index or ETF’s movement. Because of this, it is unlikely that a Bear Fund will be perfectly exposed to its underlying index or ETF at the end of each
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day. The possibility of a Bear Fund being materially over- or under-exposed to its underlying index or ETF increases on days when an underlying index or ETF is volatile near the close of the trading day. Activities surrounding periodic underlying index or ETF reconstitutions and other underlying index or ETF rebalancing or reconstitution events may hinder a Bear Fund’s ability to meet its daily inverse leveraged investment objective. Any of these factors could decrease correlation between the performance of a Fund and an underlying index or ETF and may hinder a Fund’s ability to meet its daily investment objective.
Cash Transaction Risk
Unlike most ETFs, a Bear Fund effects creation and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by a Bear Fund. As such, investment in a Bear Fund is not expected to be tax efficient and will incur brokerage costs related to buying and selling investments to achieve a Bear Fund’s investment objective. To the extent that such costs are not offset by fees payable by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value. ETFs generally are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio investments at the fund level. Because each Bear Fund effects redemptions principally for cash, each Bear Fund may be required to sell portfolio investments in order to obtain the cash needed to distribute redemption proceeds. A Bear Fund may recognize a capital gain on these sales that might not have been incurred if such Bear Fund had made a redemption in-kind and this may decrease the tax efficiency of the Bear Fund compared to ETFs that utilize an in-kind redemption process. Additionally, because the each Bear Fund is conducting the portfolio transactions rather than receiving securities in-kind each Bear Fund will incur brokerage commissions and other related expenses thus each Bear Fund’s expenses will be higher than funds that utilize in-kind creations and redemptions.
At certain times, a Bull Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, a Bull Fund may not be tax efficient and may incur brokerage costs related to buying and selling securities to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by fees payable by an authorized participant, a Bull Fund may bear such costs, which will decrease a Bull Fund’s NAV.
Other Investment Companies (including ETFs) Risk
A Fund may invest in, or obtain exposure to, another investment company, including an ETF (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, including an ETF, a Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of a Fund’s own operations. A Fund must rely on the underlying fund to achieve its investment objective. Accordingly, if the underlying fund fails to achieve its investment objective, a Fund’s performance will likely be adversely affected. To the extent a Fund obtains exposure to an underlying fund, including an ETF, by entering into a derivatives contract whose reference asset is the underlying fund, a Fund will not be a shareholder of the underlying fund but will still be exposed to the risk that it may fail to achieve its investment objective and adversely impact the Fund.
In addition, to the extent that a Fund invests in an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure, including any risks associated with representative sampling (see “Special Risks of Exchange-Traded Funds”). For example, shares of ETFs may trade at a discount or a premium to an ETF’s net asset value, which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales or redemptions of its shares due to market circumstances that make it impracticable to conduct such transactions, any of which may adversely impact a Fund’s performance. If an underlying fund’s shares are suspended from trading on an exchange, a Fund may not be able to obtain the required exposure to meet its investment objective.
Passive Investment and Index Performance Risk
A third party (the “Index Provider”), who is unaffiliated with a Fund or Adviser, maintains and exercises complete control over an underlying index. Each Index Provider may delay or add a rebalance date, which may adversely impact the performance of a Fund and its correlation to an underlying index. There is no guarantee that the methodology used by a Index Provider to identify constituents for an underlying index will achieve its intended result or positive performance. Each underlying index or ETF relies on various sources of information to assess the potential constituents of an underlying index, including information that may be based on assumptions or estimates. There is no assurance that the sources of information are reliable, and the Adviser does not assess the due diligence conducted by each Index Provider with respect to the data it uses or an underlying index construction and computation processes. Industry calculations in an underlying index will fluctuate with changes in constituents’ market values such that an underlying index may become more, or less, concentrated over time. There can be no guarantee that the methodology underlying an underlying index or the calculation of an underlying index will be free from error or that an error will be identified and/or corrected, which may have an adverse impact on a Fund.
A Fund generally will not change its investment exposures, including by buying or selling securities or instruments, in response to market conditions. For example, a Fund generally will not sell a constituent due to a decline in its performance or based on changes to the prospects of a constituent, unless that constituent is removed from an underlying index with which a Fund seeks correlated performance.
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Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, inflation rates and/or investor expectations concerning such rates, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. Interest rates and inflation rates may change frequently and drastically as a result of various factors and a Fund’s investments may not keep pace with these changes.
Securities markets also may experience long periods of decline in value. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously and changes in the financial condition of a single issuer can impact a market the markets broadly. A Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, tariffs and trade wars, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on a Fund, its investments and a Fund’s ability to achieve its investment objective. The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to the federal agencies and regulatory policies will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities, including the various counterparties utilized by the Fund.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund’s ability to issue additional Creation Units may be adversely affected. As a result, a Fund’s shares could trade at a premium or discount to their NAV or the bid-ask spread of a Fund’s shares could widen. Under such circumstances, a Fund may increase its transaction fee, change its investment objective by, for example, seeking to track an alternative index, reduce its leverage or close. If a Fund must sell all or a portion of its investments, whether due to redemptions, a leverage reduction, its liquidation or otherwise, such sales may be at unfavorable prices and adversely affect a Fund.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or securities markets more broadly.
Concentration Risk
Each Fund will be concentrated in a particular sector or industry and will have more than 25% of its total assets in investments that provide leveraged exposure to that sector or industry. Since each Fund is concentrated in a particular sector or industry, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because each Fund only invests in one sector or industry, it should be expected to decrease from any market movements that adversely impact that sector or industry.
Underlying ETF Investment Risk
A Fund will invest in, or obtain exposure to, another investment company, including an ETF (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, including an ETF, a Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of a Fund’s own operations. A Fund must rely on the underlying fund to achieve its investment objective. Accordingly, if the underlying fund fails to achieve its investment objective, a Fund’s performance will likely be adversely affected. To the extent a Fund obtains exposure to an underlying fund, including an ETF, by entering into a derivatives contract whose reference asset is the underlying fund, a Fund will not be a shareholder of the underlying fund but will still be exposed to the risk that it may fail to achieve its investment objective and adversely impact the Fund. In addition, to the extent that a Fund invests in an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure, including any risks associated with representative sampling (see “Special Risks of Exchange-Traded Funds”). For example, shares of ETFs may trade at a discount or a premium to an ETF’s net asset value, which may result in an ETF’s market price being more or less than the value of the index that the ETF tracks especially during periods of market volatility or disruption. There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend sales or redemptions of its shares due to market circumstances that make it impracticable to conduct such transactions, any of which may adversely impact a Fund’s performance.
The value of an individual security, such as an underlying ETF, may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. The following are additional risk factors that may impact the performance of an underlying ETF:
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Large Cap Company Risk. Because an underlying ETF invests principally in large cap company securities, it may underperform other funds during periods when the large cap securities are out of favor.
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Industry and Sector Focus Risk. At times, the Underlying ETF may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, contagion risk within a particular industry or sector or to other industries or sectors,
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or other events that affect the industry or sector more than securities of issues in other industries and sectors. To the extent that the Underlying ETF increases the relative emphasis of its investments in a particular industry or sector, the value of the Underlying ETF’s shares may fluctuate in response to events affecting that industry or sector.
Non-Affiliation Risk
An underlying security is not an affiliate of a Fund, the Trust or the Adviser or any of its respective affiliates, is not involved with this offering in any way, and has no obligation to consider a Fund’s or its shareholders’ interests in taking any corporate actions that might affect the value of a Fund.
Artificial Intelligence (AI) and Big Data Company Risk
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Biotechnology Industry Risk
Companies within the biotechnology industry invest heavily in research and development, which may not lead to commercially successful services or products or may cause such products and services to become obsolete quickly. The biotechnology industry is also subject to significant governmental regulation and changes to governmental policies or the need for regulatory approvals, which may delay or inhibit the release of new products. Many biotechnology companies are dependent upon their ability to use and enforce intellectual property rights and patents. Any impairment or expiration of such rights may have adverse financial consequences for these companies. Biotechnology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Biotechnology companies can be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs.
Communication Services Sector Risk
The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, inflation, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
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Consumer Staples Sector Risk
Consumer staples companies are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Energy Sector Risk
The energy markets may experience significant volatility. Disruptions and increased volatility in energy and commodity futures markets due to actual and potential disruptions in the supply and demand for certain commodities, including oil and natural gas can occur. Continued armed conflict and or any other potential geopolitical market disruptions, as well as the effect of retaliatory actions, such as sanctions, tariffs, or embargoes, the current sanctions and restrictions and any potential additional sanctions and associated market disruptions are impossible to predict and depend on many factors and may have an adverse impact on the energy sector. Companies that engage in energy-related businesses may be cyclical and highly dependent on energy prices. Energy sector securities may be adversely impacted by the following factors, among others: changes in the levels and volatility of global energy prices, global supply and demand, and capital expenditures on the exploration and production of energy sources; changes in the actual or perceived availability of oil or other resource deposits; the enactment or cessation of trade sanctions, import controls or tariffs, war or other geopolitical conflicts, negative perception, increased litigation, energy infrastructure developments or service failures; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit earnings. A significant portion of an energy company’s revenue may come from a relatively small number of customers, including governmental entities and utilities and governmental budget constraints may have material adverse impact on the stock prices of these companies.
Energy companies may operate or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies may also be significantly impacted by the supply of, and demand for, specific products, such as oil and natural gas, and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure if there are downturns in energy markets or the global economy. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism, political unrest and natural disasters.
Financials Sector Risk
Performance of companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability of such companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials sector as a whole cannot be predicted.
Healthcare Sector Risk
The profitability of companies in the healthcare sector may be affected by extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), changes in the demand for medical products and services, an increased emphasis on outpatient services, limited product lines, industry innovation and/or consolidation, changes in technologies and other market developments. Many healthcare companies
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are heavily dependent on obtaining and defending patents, which may be time consuming and costly. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events, including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Materials Sector Risk
Companies in the materials sector could be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, war, import or export controls, increased competition, depletion of resources, technical advances, labor relations, decreases in demand, litigation and government regulations, among other factors. The production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Companies in the materials sector also are at risk for environmental damage and product liability claims and may incur significant environmental remediation costs in complying with environmental laws.
Natural Language Processing Risk
A natural language processing classification system is different than traditional classification systems because it utilizes automated natural language processing, such as key word searching, rather than backward looking metrics, such as a company’s past profits or revenue, to determine the classification of a company. The use of natural language processing may result in the inclusion of companies that may not be classified in the respective category by other classification systems.
Innovative Technologies Risk
Technologies perceived to displace older technologies or create new markets may not in fact do so. Companies that initially develop an innovative technology may not be able to capitalize on the technology. Companies that develop innovative technologies may face political or legal attacks from competitors, industry groups, or local and national governments. A Fund may invest in a company that does not currently derive any revenue from innovative technologies, and there is no assurance that a company will derive any revenue from innovative technologies in the future. An innovative technology may constitute a small portion of a company’s overall business. As a result, the success of an innovative technology may not affect the value of the equity securities issued by the company.
Quantum Computing and Machine Learning Investment Risk
Companies across a wide variety of industries, primarily in the information technology sector, are exploring the possible applications of quantum computing and machine learning technologies. Consequently, a Fund’s holdings may include equity securities of operating companies in a wide variety of industries, and the economic fortunes of such companies may not be significantly tied to such technologies. Indeed, there currently are few public companies for which quantum
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computing and machine learning technologies represent a significant revenue or profit stream, and such technologies may never have a material effect on their economic returns. In addition, such companies tend to be significantly impacted by rapid technological advancements, product obsolescence, intense competition and government regulation. They are also heavily dependent on patent and intellectual property rights and their success in obtaining or protecting a patent may materially affect such company’s profitability.
Real Estate Sector Risk
Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate noted above. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Semiconductor Industry Risk
Semiconductor companies may face intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components.
The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Utilities Sector Risk
Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utilities are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete which may negatively impact profitability.
Utility companies may be adversely affected by increases in fuel and other operating costs, high costs of borrowing to finance capital construction during inflationary periods, restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations, and difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Additionally, these companies may be subject to risks related to the construction and operation
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of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Gold and Silver Mining Company Risk
A Fund may be concentrated in the gold mining industry and may have significant exposure to assets in the silver mining industry, and would therefore be sensitive to changes in the overall condition of gold- and silver-related companies. Competitive pressures may have a significant effect on the financial condition of gold- and silver-related companies. Also gold- and silver-related companies are highly dependent on the price of gold and silver bullion, respectively, and may be adversely affected by a variety of worldwide economic, financial and political factors.
Furthermore, mining companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of the price of gold or silver on their profits. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund.
A significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of precious metals by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and prices of precious metals. Economic, social and political conditions in those countries that are the largest producers of gold may have a direct negative impact on the production and marketing of gold and on sales of central bank holdings.
Some gold, silver and precious metals mining operation companies may hedge their exposure to declines in gold, silver and precious metals by selling forward future production, which may result in lower returns during periods when the prices of gold, silver and precious metals increase. Small and Mid-capitalization companies may be unable to adopt specific strategies of controlling the impact of gold and silver prices on their companies. The gold, silver and precious metals industries can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations, changes in inflation or expectations regarding inflation in various countries and investment speculation. If a natural disaster or other event with a significant economic impact occurs in a region which the companies included in the underlying indices operate, such disaster or event could negatively impact the profitability of such companies and, in turn, impact a Fund’s returns. Gold- and silver-related companies may also be significantly adversely impacted by import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.
Mining and Metal Industry Risk
Prices of gold, silver or other precious metals, and of gold, silver and other precious metal-related securities, historically have been very volatile. The high volatility of gold, silver and other precious metal prices may adversely affect the financial condition of companies involved with gold, silver and other precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Additionally, producers of gold, silver or other precious metals are often concentrated in a small number of countries or regions. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold, silver and other precious metals and on sales of central bank gold, silver and other precious metals holdings.
Some gold, silver and precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in gold, silver and precious metals prices by selling forward future production. This may limit the company’s ability to benefit from future increases in the price of gold, silver or precious metals, thereby lowering returns to a Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.
In addition, in many countries, the activities of companies engaged in mining are subject to the policies adopted by government officials and agencies and are subject to national and international political and economic developments. Moreover, political, social and economic conditions in many mining and metals producing countries are somewhat unsettled, which may pose certain risks to mining companies.
Large-Capitalization Company Risk
Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk
Holdings of a Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to buy or
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sell an illiquid security or derivative instrument at an unfavorable time or price a Fund may be adversely impacted. Certain market conditions or restrictions may prevent a Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions a Fund may be one of many market participants that are attempting to transact in the securities of its underlying index or ETF. Under such circumstances, the market for securities of its underlying index or ETF may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in the securities or financial instruments and a Fund's transactions could exacerbate illiquidity and price volatility in the securities of its underlying index or ETF.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund's ability to issue additional Creation Units may be adversely affected. As a result, a Fund's shares would trade at a premium or discount to their NAV and/or the bid ask spread of a Fund's shares could widen. Under such circumstances, a Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to a Fund. In such an instance, a Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to its underlying index or ETF, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk
When indices or securities experience a sharp decline in price or other disruptive events occur, an exchange or market may close entirely or halt for a period of time in accordance with exchange “circuit breaker” rules or issue trading halts on specific securities and therefore, a Fund’s ability to buy or sell certain securities or financial instruments may be restricted. These exchange or market actions may result in a Fund being unable to buy or sell certain securities or financial instruments resulting in a Fund being unable to rebalance its portfolio, accurately price its investments and a Fund may incur substantial trading losses. A Fund being unable to rebalance its portfolio may result in a Fund not achieving its investment objective and a Fund having a significantly larger or lower leverage multiple than 200%, which may result in significant losses or reduced gains for Fund shareholders in certain circumstances.
Additionally, exchange or market closures or trading halts may result in a Fund’s shares trading at an increasingly large discount to NAV and/or at increasingly wide bid-ask spreads during part of, or all of, the trading day.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s Shares on such exchanges as NYSE Arca, could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategy will potentially be limited by a Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and was ineligible to or was not able to cure such failure, a Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the SAI for more information.
Non-Diversification Risk
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means
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it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make a Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption. There is also a risk that a Fund may not be able to recall loaned securities in sufficient time to vote on material proxy matters.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to NAV. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to NAV.
Market Price Variance Risk. Shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. When Shares trade at a price greater than NAV, they are said to trade at a “premium.” When they trade at a price less than NAV, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of a Fund’s holdings, the supply and demand for Shares, and other market factors. Because Shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over the long term. Nevertheless, the market price of Shares may vary significantly from NAV during periods of market volatility. Further, to the extent that exchange specialists, market makers and/or Authorized Participants are unavailable or unable to trade a Fund’s Shares and/or create and redeem Creation Units, bid/ask spreads and premiums or discounts may widen. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the value of an underlying index or ETF at the market close on the first trading day and the value of an underlying index or ETF at the time of purchase. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying index.
Trading Cost Risk. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, a buyer may incur a brokerage commission and other charges. In addition, a buyer may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Exchange Trading Risk. Shares are listed for trading on the listing exchange identified on the cover of the Prospectus. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares may be sold short, and short positions in Shares may place downward pressure on their market price. U.S. markets and exchanges may close early due to market or other circumstances, which may result in a Fund incurring substantial losses, not meeting its investment objective, or rebalancing its portfolio appropriately.
Other Risks of the Funds
Investment Strategy Implementation Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate the Fund's daily performance with 200% or -200% of the daily performance of an underlying
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index, there is no assurance that the implementation of such methodology will be successful and will enable a Fund to achieve its investment objective.
Aggressive Investment Technique Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying asset, security or index, and volatility of a Fund.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s adviser, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Commodity Pool Registration Risk
are considered commodity pools, and therefore each subject to regulation under the Commodity Exchange Act and CFTC rules. Registration as a commodity pool requires compliance with such additional laws, regulations and enforcement policies which may potentially increase compliance costs and may affect the operations and financial performance of the Funds.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Risk of Global Economic Shock
Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result
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in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objective, which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund.
Valuation Risk
In certain circumstances, such as when market quotations for securities or other assets are unavailable or unreliable or when a trading halt ends trading in a security or closes an exchange or market early, a holding may be fair valued for the day or for a longer period of time. The fair valuation of the holding may be different from other value determinations of the same holding. Holdings that are valued using techniques other than market quotations, including “fair valued” holdings, may be subject to greater fluctuation in their value form one day to the next than would be the case if market quotations were used. In addition, the price a Fund could receive upon the sale of a holding may differ from a Fund’s valuation of the holding or from the value used by an underlying index or ETF, particularly for holdings that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or halts or for any other reason.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is a registered investment company, and the acquisition of its Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 provides an exemption from these restrictions for registered investment companies seeking to invest in a Fund, subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. Any investment company considering purchasing Shares of a Fund in amounts that may cause it to exceed the restrictions in Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. Under certain circumstances, a Fund may postpone payment of redemption proceeds. For information on such potential postponements, see the “Purchases and Redemptions - Suspension or Postponement of Right of Redemption” section of the SAI.
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About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations:
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Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market;
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Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time;
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Options are valued at the composite price, using National Best Bid and Offer quotes; and
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Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as the Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
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Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of a Fund's assets to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a broker-dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund directly issues and redeems Shares only in large blocks (called “Creation Units”) of 25,000 and only in transactions with Authorized Participants.
Individual Shares, once listed for trading on the Exchange, can be bought and sold throughout the trading day in the secondary market like other listed securities. Most investors will buy and sell Shares in secondary market transactions through brokers. The Funds do not require any minimum investment in secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund). In addition, because secondary market transactions occur at market prices, which typically vary from NAV, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily Communication Services Top 5 Bull 2X ETF
Direxion Daily Communication Services Top 5 Bear 2X ETF
Direxion Daily Consumer Staples Top 5 Bull 2X ETF
Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Direxion Daily Top 5 Gold Miners Bull 2X ETF
Direxion Daily Healthcare Top 5 Bull 2X ETF
Direxion Daily Healthcare Top 5 Bear 2X ETF
Direxion Daily Industrials Top 5 Bull 2X ETF
Direxion Daily Industrials Top 5 Bear 2X ETF
Direxion Daily Materials Top 5 Bull 2X ETF
Direxion Daily Materials Top 5 Bear 2X ETF
Direxion Daily Real Estate Top 5 Bull 2X ETF
Direxion Daily Real Estate Top 5 Bear 2X ETF
Direxion Daily Utilities Top 5 Bull 2X ETF
Direxion Daily Utilities Top 5 Bear 2X ETF
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Fund	Symbol
Direxion Daily Next Gen Bull 2X ETF
Direxion Daily Next Gen Bear 2X ETF
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Direxion Daily Qs Top 30 Stocks Bull 2X ETF
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of Shares must rely upon the procedures of DTC and its participants to exercise any rights as owners of Shares. These procedures are the same as those that apply to any other stocks that held in book entry or “street name” through a brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 535 Madison Avenue, 37th Floor, New York, New York 10022. As of January 31, 2026, the Adviser had approximately $55 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty 0.75% at an annualized rate based on a percentage of a Fund’s average daily net assets.
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Annual Financial Statements and Additional Information for the period ended January 31, 2027.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This Agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University of New York at Buffalo in 1998.
The Funds' SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of shares of the Funds.
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Portfolio Holdings
A Fund’s portfolio holdings are disclosed on the Fund’s website at www.direxion.com each day the Fund is open for business. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
ALPS Distributors, Inc. (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
A shareholder that holds shares of the Fund when a Fund pays a distribution will receive the distribution which reflects net investment income and net capital gains the Fund earned prior to the shareholder’s holding period. Because of the significant amount of trading a Fund conducts due to its daily leveraged investment objective, a shareholder may receive a large distribution with a significant tax impact even if the shareholder holds the shares for a short period of time.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate
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investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Each Fund does not expect to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid in cash. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. Each Fund does not expect to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, a Fund may generate significant amounts of taxable income. Accordingly, a Fund may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Bull Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund intermediary (such as a broker) must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the social security or other taxpayer identification number furnished to the intermediary is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
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Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information ABOUT THE TRUST
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
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This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Funds and the Funds' transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
Index Licensors
NYSE Index. Neither the Trust nor the Fund(s) are sponsored, endorsed, sold or promoted by NYSE or NYSE EURONEXT or its affiliates (“NYSE”). NYSE makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund(s) particularly, or the ability of the NYSE® U.S. Gold Miners Top 5 Equal Weight Index (“NYSE Index”) to track general stock market performance.
NYSE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Solactive Index. The Direxion Daily Next Gen Bull 2X ETF and the Direxion Daily Next Gen Bear 2X ETF (the “financial instruments”) is/are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive U.S. Quantum Computing Index (“Solactive Index”) and/or Index trade mark or the Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the financial instruments. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or trade mark for the purpose of use in connection with the financial instruments constitutes a recommendation by Solactive AG to invest capital in said financial instruments nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in these financial instruments.
S&P Dow Jones Indices. The S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD), S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD), S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD), S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD), S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD), S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD), and the S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD) (the “S&P Indices”) is/are products of S&P Dow Jones Indices LLC (“SPDJI”), and has/have been licensed for use by the Trust. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Trust. The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust with respect to the S&P Indices is the licensing of such Index(es) and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P Indices is/are determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Trust or the owners of the Funds into consideration in determining, composing or calculating the S&P Indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the S&P Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products based on the S&P 500 Index and other S&P proprietary indices unrelated to the Funds currently being issued by the Trust, but which may be similar to and competitive with the Funds. CME Group Inc. is an indirect shareholder of S&P Dow Jones Indices LLC.
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S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 COMMUNICATION SERVICES (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 CONSUMER DISCRETIONARY (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 CONSUMER STAPLES (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 ENERGY (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 FINANCIALS (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 HEALTH CARE (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 INDUSTRIALS (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 MATERIALS (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 REAL ESTATE (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD), S&P 500 INFORMATION TECHNOLOGY (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD) AND THE S&P 500 UTILITIES (SECTOR) TOP 5 EQUAL CAPPED INDEX (USD) OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Information Regarding The Underlying ETFs
The underlying ETFs are each a series of the iShares Trust. Information provided to, or filed with, the SEC by the underlying ETFs named in this Prospectus, pursuant to the Exchange Act including each underlying ETF’s financial statements, reports, proxy statements, information statements and other information regarding the underlying ETF, can be located by reference to the iShares Trust’s SEC file number noted in the table below through the SEC’s website at www.sec.gov:
	Securities Act File Number	Investment Company Act File Number
iShares Trust	333-92935	811-09729
Financial Highlights
No financial information is available for the Funds because they had not commenced operations. Each Fund’s fiscal year end is January 31st.
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Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and information discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period. The Funds' Form N-CSR will contain additional information about the Funds' investments and the Funds' annual and semi-annual financial statements.
To Obtain the SAI or Fund Reports Free of Charge or for Other Information, such as Fund Financial Statements, or Shareholder Inquiries:
Write to:	Direxion Shares ETF Trust
535 Madison Avenue, 37th Floor New York, New York 10022
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of exchange-traded funds ("ETFs") to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
2X Bull Funds	2X Bear Funds
Direxion Daily Communication Services Top 5 Bull 2X ETF	Direxion Daily Communication Services Top 5 Bear 2X ETF
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	Direxion Daily Consumer Staples Top 5 Bear 2X ETF
Direxion Daily Gold Miners Top 5 Bull 2X ETF
Direxion Daily Healthcare Top 5 Bull 2X ETF	Direxion Daily Healthcare Top 5 Bear 2X ETF
Direxion Daily Industrials Top 5 Bull 2X ETF	Direxion Daily Industrials Top 5 Bear 2X ETF
Direxion Daily Materials Top 5 Bull 2X ETF	Direxion Daily Materials Top 5 Bear 2X ETF
Direxion Daily Real Estate Top 5 Bull 2X ETF	Direxion Daily Real Estate Top 5 Bear 2X ETF
Direxion Daily Utilities Top 5 Bull 2X ETF	Direxion Daily Utilities Top 5 Bear 2X ETF
Direxion Daily Next Gen Bull 2X ETF	Direxion Daily Next Gen Bear 2X ETF
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF
Direxion Daily Qs Top 30 Stocks Bull 2X ETF
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. Each Fund with “Bull” in its name attempts to provide daily investment results that correspond to two times the performance of an underlying index or exchange-traded fund and are collectively referred to as the “Bull Funds.” Each Fund with “Bear” in its name attempts to provide daily investment results that correspond to two times the inverse (or opposite) of the performance of an underlying index or exchange-traded fund and are collectively referred to as the “Bear Funds.”
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying index or exchange-traded fund.
(2)
Each Bear Fund pursues a daily leveraged investment objective that is inverse to the performance of its underlying index or exchange-traded fund, a result opposite of most mutual funds and exchange-traded funds.
(3)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying index or exchange-traded fund may affect a Fund’s return as much as, or more than, the return of the underlying index or exchange-traded fund. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying index or exchange-traded fund for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the risks associated with the use of leverage;
(b)
understand the consequences of seeking daily leveraged investment results;
(c)
for the Bear Fund, understand the risk of shorting; and
(d)
intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying index or exchange-traded fund moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.
This SAI, dated May 29, 2026, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 29, 2026 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
May 29, 2026

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 232 separate series or “Funds.”
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI , upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
Certain employees of the Adviser are responsible for interacting with market participants that transact in baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities a Fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that a Fund will provide on a redemption of shares. The Adviser's employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund's transactions, as may be necessary to conduct business in the ordinary course.
There is no assurance that any Fund offered in this SAI will achieve its objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty, and a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares, upon commencement of operations, will be listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) the value of an underlying index or exchange-traded fund ("ETF") is no longer calculated or available; (iii) an underlying index or ETF no longer meets various liquidity and other metrics as required by the Exchange’s continued listing standards; or (iv)such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
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Investment Policies and Techniques
Each Fund seeks investment results that correspond to the performance of an underlying index or ETF, before fees and expenses, as follows:
Fund	Index or Exchange-Traded Fund	Daily Leveraged Investment Objective
Direxion Daily Communication Services Top 5 Bull 2X ETF	S&P 500 Communication Services (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Communication Services Top 5 Bear 2X ETF		-200%
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	S&P 500 Consumer Staples (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Consumer Staples Top 5 Bear 2X ETF		-200%
Direxion Daily Gold Miners Top 5 Bull 2X Bull	NYSE® U.S. Gold Miners Top 5 Equal Weight Index	200%
Direxion Daily Healthcare Top 5 Bull 2X ETF	S&P 500 Health Care (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Healthcare Top 5 Bear 2X ETF		-200%
Direxion Daily Industrials Top 5 Bull 2X ETF	S&P 500 Industrials (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Industrials Top 5 Bear 2X ETF		-200%
Direxion Daily Materials Top 5 Bull 2X ETF	S&P 500 Materials (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Materials Top 5 Bear 2X ETF		-200%
Direxion Daily Real Estate Top 5 Bull 2X ETF	S&P 500 Real Estate (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Real Estate Top 5 Bear 2X ETF		-200%
Direxion Daily Utilities Top 5 Bull 2X ETF	S&P 500 Utilities (Sector) Top 5 Equal Capped Index (USD)	200%
Direxion Daily Utilities Top 5 Bear 2X ETF		-200%
Direxion Daily Next Gen Bull 2X ETF	Solactive U.S. Quantum Computing Index	200%
Direxion Daily Next Gen Bear 2X ETF		-200%
Direxion Daily Qs Top 30 Stocks Bull 2X ETF	iShares Nasdaq Top 30 Stocks ETF	200%
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	iShares Top 20 U.S. Stocks ETF	200%
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
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Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
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Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
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Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors
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and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty ; (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards
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that may result in unavailability of material information about issuers and restrictions on issuers’ ability to access the U.S. capital markets; and (viii) the risk that certain companies, including those in which the Fund may invest, may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government could technically decide not to continue to support these economic reform programs and return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan (or renminbi), and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Chinese law also prohibits direct foreign investments in certain issuers in certain industries. Chinese companies listed on U.S. exchanges often use variable interest entities (“VIEs”) in their structure. Instead of directly owning the equity securities of a Chinese operating company, in a VIE structure, a non-U.S. shell company (often organized in the Cayman Islands) that is listed and traded on a U.S. exchange enters into service contracts and other contracts with the Chinese operating company which provide the foreign shell company with exposure to the Chinese company. Although the U.S. listed shell company has no equity ownership of the Chinese operating company, the contractual arrangements provide the U.S. listed shell company economic exposure to the Chinese operating company and permit the U.S. listed shell company to consolidate the Chinese operating company into its financial statements. VIE structures are subject to legal and regulatory uncertainties and risks. Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company's business, the enforceability of the U.S. listed shell company's contractual arrangements with the Chinese operating company and the value of the U.S. listed stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. In addition, because the Chinese operating company is not owned, directly or indirectly, by the U.S. listed shell company, the U.S. listed shell company cannot control the Chinese operating company and must rely on the Chinese operating company to perform its contractual obligations in order for the U.S. listed company to receive economic benefits. In addition, PRC companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.
While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong regarding China's perceived tightening of control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests may prompt the Chinese and Hong Kong governments to rapidly address Hong Kong's future relationship with mainland China, which remains unresolved. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.
There has been increased attention to Chinese companies from the U.S. government and U.S. regulators, including the Department of the Treasury ("DOT") and its Office of Foreign Assets Control ("OFAC"). In a series of actions between November 2020 and June 2021, the DOT prohibited investment by U.S. investors in the publicly traded securities of certain companies tied to the Chinese military or China's surveillance technology sector. The prohibited companies were described in the executive orders as "Chinese Military Industrial Complex Companies," and the restrictions on investing in such companies was interpreted by OFAC to extend to instruments that are derivative of, or designed to provide investment exposure to, these companies,
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including diversified investment companies. More recently, the DOT issued regulations which will prohibit or require notification of investments by certain U.S. persons in certain sub-sets of national security technologies and products including semiconductors and microelectronics, quantum information technologies and certain artificial intelligence systems in or related to "countries of concern," defined as China including Hong Kong and Macau. These regulations are in effect as of January 2, 2025. Although it cannot be fully known at this time, these rules may significantly reduce the liquidity of such investments, force a Fund to sell certain positions at inopportune times or unfavorable prices and restrict future investments by a Fund. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a Fund invests may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Recently, there have been intensified concerns about trade tariffs and a potential trade war between China and the United States. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. In addition, China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the China Securities Regulatory Commission ("CSRC") came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by China’s State Administration of Foreign Exchange (“SAFE”) to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). The ability of a Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license. Thus, the Fund’s investment in A-Shares may be limited by the daily A-Shares quota limitation and by the amount of A-Shares available through the Stock Connect Programs.
The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit a position. The mainland Chinese and Hong Kong regulators launched an enhanced trading calendar for Stock Connect to allow Stock Connect trading on all the days which are trading days in both mainland Chinese and Hong Kong markets, even when the corresponding settlement days would be public holidays. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict a Fund from selling its investments, adversely affect the value of its holdings and negatively affect a Fund’s ability to meet shareholder redemptions.
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Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including , but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the UK negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the “Trade Agreement”). As a result, since January 1, 2021, the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The Trade Agreement, among other things, provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. The Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the UK’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges.
The UK has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the UK. The City of London’s economy is dominated by financial services and uncertainty remains regarding the treatment of cross-border trade in financial services. While the Trade Agreement includes certain provisions to support cross-border trade in financial services, it is not comprehensively addressed in the Trade Agreement and the parties continue to discuss ‘equivalence’ rights to allow market access for cross-border financial services. In March 2021, the EU and the UK reached a memorandum of understanding, establishing a framework for voluntary regulatory cooperation on financial services. Without access to the EU single market, certain financial services in the UK may move outside of the UK as a result of its withdrawal from the EU. In addition, financial services firms in the UK may need to move staff and comply with two separate sets of rules or lose business to financial services firms in the EU. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to continued uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
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Russia's increasing international assertiveness could negatively impact EU economic activity. The effect on the economies of EU countries of the Russia/Ukraine war and Russia's response to sanctions imposed by the US and other countries are impossible to predict, but have been and could continue to be significant.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying index or ETF.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating in the past, and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In recent years, Japan's government has approved fiscal stimulus packages in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The risks of
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natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed and ratified the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. The USMCA has facilitated economic and financial integration among the United States, Canada and Mexico; however, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico's outlook and the value of a Fund's investments in securities economically tied to Mexico.
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The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued and continue to issue broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on transactions with certain Russian companies, financial institutions, officials and individuals; new investment by US persons in Russian enterprises; restrictions on the ability of US persons to sell securities held through the Russian central securities depository or through certain other financial institutions; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The recent events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the continuing or further decline of the value and liquidity of Russian securities, particularly those held by US persons including a Fund and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
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Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies
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and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
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At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from
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an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
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Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current
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market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Interest Rate Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund’s investments, have historically utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was discontinued as a benchmark rate but synthetic values of U.S. dollar LIBOR tenors were published using the unrepresentative methodology of the U.S. LIBOR Act ("synthetic-U.S. dollar LIBOR") until September 30, 2024.
Synthetic U.S. dollar LIBOR will be calculated using the same methodology used in the LIBOR Act. Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives, but could be used in untransitioned legacy contracts unless they contain
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fallback language addressing LIBOR that has become “unrepresentative.” There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities, may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have implemented the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer-term securities and transactions. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur particularly with respect to synthetic values of LIBOR or could occur throughout the transition period.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae and Freddie Mac cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations.
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A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities, digital assets or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currency contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent
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position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, prior to commencement, a Fund will register as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies, imposes limits on the amount of derivatives a fund could enter into and eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Each Fund is in compliance with the requirements of Rule 18f-4.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these instruments or other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with contractual requirements regarding cover for these instruments and will, if the requirements so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a
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specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of Futures Contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of
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loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the
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prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other options exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index that includes more than nine constituents or on a narrower index which is generally considered to include only nine or fewer constituents.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined
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for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
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Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and ETF. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act and the rules promulgated thereunder. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities of an unaffiliated investment company purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in unaffiliated investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to unaffiliated investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an unaffiliated investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.
To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of Fund management related to “fund of funds” arrangements. Rule 12d1-4 was effective as of January 19, 2021 and its requirements have been implemented by the Funds that will be part of a fund of funds arrangement.
Exchange-Traded Products. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs trade like stocks on a securities exchange
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at market price rather than NAV and, as a result, ETP shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
Additionally, a Fund may invest in swap agreements referencing ETFs. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as a Fund.
Money Market Funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund's return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts
A Fund may make investments in real estate investment trusts (“REITs”). REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.
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A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
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Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
Swap Agreements
A Fund may enter into swap agreements and other derivatives to obtain long exposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a security or “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., security, an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of the underlying index or ETF. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to a Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, a Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on its underlying index and/or swaps on an ETF that is designed to track the performance of that underlying index. The performance of an ETF may deviate
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from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged or inverse leveraged correlation with its underlying index as it would if a Fund used only swaps on the underlying index.Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. However, contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only be exposed to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization
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of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps above certain agreed upon thresholds. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). The initial collateral rules only apply to the swap trading relationships of Funds with average aggregate notional amounts that exceed $8 billion. If the Fund is subject to an initial margin obligation, these rules may impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the counterparty. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the
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contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted. If a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, additional categories of swaps may in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information
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about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
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Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae, Freddie Mac, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth and other governmental entities have provided significant support to Fannie Mae and Freddie Mac. There is no guarantee, however, that they will continue to do so. Accordingly, no assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. Discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac have been the subject of several legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
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U.S. Government Sponsored Enterprises
U.S. government sponsored enterprises (“GSE”) securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
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Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover may vary year to year. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily leveraged or inverse leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover) and other transaction costs and fees; (2) less than all of the securities in the underlying index or ETF being held by a Fund and securities not included in the underlying index or ETF being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, swap agreements, futures contracts and options, and the performance of the underlying securities in the cash market comprising an underlying index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and its underlying index or ETF over time due to the mathematical effects of leveraging); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from its underlying index or ETF. A Fund may use a combination of swaps on its underlying index or ETF and swaps on an ETF whose investment objective is to track the performance of the same index or ETF, or a substantially similar index or ETF, to achieve its investment objective. The reference ETF may not closely track the performance of its underlying index or ETF due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as a reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of leveraged or inverse leveraged correlation with its underlying index or ETF as it would if a Fund used swaps
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that utilized an underlying index or ETF as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce a Fund’s return.
Even if there is a perfect correlation between a Fund and the leveraged return of its underlying index or ETF on a daily basis, the symmetry between the changes in the underlying index or ETF and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Bull Fund achieved a perfect leveraged correlation with its underlying index or ETF on every trading day over an extended period and the level of returns of that index or ETF significantly increased during that period, a compounding effect for that period would result, causing an increase in a Bull Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying index’s or ETF's returns decreased. Conversely, if a Bear Fund maintained a perfect inverse leveraged correlation with its underlying index or ETF over an extended period and if the level of returns of that index or ETF significantly increased over that period, a compounding effect would result, causing a decrease of a Bear Fund's NAV by a percentage that would be somewhat less than the percentage that the underlying index or ETF returns increased.
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” meaning it has an investment objective to match 200% or -200% of the performance of an underlying index or ETF on a given day. A Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from a Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 200% or -200% of the underlying index or ETF.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying index or ETF performance;
b) underlying index or ETF volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying index or ETF; and
f) period of time.
The performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying index or ETF volatility and underlying index or ETF performance, on a Fund. Underlying index or ETF volatility is a statistical measure of the magnitude of fluctuations in the returns of the index or ETF and is calculated as the standard deviation of the natural logarithms of one plus the index or ETF return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying index or ETF performance and underlying index or ETF volatility over a one year period and assumes: a) no dividends paid; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Bull Fund would be expected to lose 6.1% and a Bear Fund would be expected to lose 17.1% if the underlying index or ETF provided no return over a one year period during which the underlying index or ETF experienced annualized volatility of 25%. If the underlying index or ETF’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 43% for a Bull Fund and 81.5% for a Bear Fund. At higher ranges of volatility, there is a chance of a significant loss of value even if the underlying index or ETF is flat. For instance, if the underlying index or ETF’s annualized volatility is 100%, it is likely that a Bull Fund would lose 63.2% of its value, and a Bear Fund would lose approximately 95% of its value, even if the underlying index or ETF’s cumulative return for the year was only 0%. The volatility of exchange traded securities or instruments that reflect the value of an underlying index may differ from the volatility of an underlying index.
In the tables below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) the underlying index or ETF’s performance times the stated multiple in the Fund’s investment objective; conversely areas shaded red represent those scenarios where the Fund will underperform (i.e., return less than) the underlying index or ETF’s performance times the stated multiple in the Fund’s investment objective.
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The tables below are intended to underscore the fact that the Funds are designed as short-term trading vehicles for investors who intend to actively monitor and manage their portfolios. They are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Bull Fund
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Bear Fund
One Year	-200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	120%	506.5%	418.1%	195.2%	15.6%	-68.9%
-50%	100%	288.2%	231.6%	88.9%	-26.0%	-80.1%
-40%	80%	169.6%	130.3%	31.2%	-48.6%	-86.2%
-30%	60%	98.1%	69.2%	-3.6%	-62.2%	-89.8%
-20%	40%	51.6%	29.5%	-26.2%	-71.1%	-92.2%
-10%	20%	19.8%	2.3%	-41.7%	-77.2%	-93.9%
0%	0%	-3.0%	-17.1%	-52.8%	-81.5%	-95.0%
10%	-20%	-19.8%	-31.5%	-61.0%	-84.7%	-95.9%
20%	-40%	-32.6%	-42.4%	-67.2%	-87.2%	-96.5%
30%	-60%	-42.6%	-50.9%	-72.0%	-89.1%	-97.1%
40%	-80%	-50.5%	-57.7%	-75.9%	-90.6%	-97.5%
50%	-100%	-56.9%	-63.2%	-79.0%	-91.8%	-97.8%
60%	-120%	-62.1%	-67.6%	-81.5%	-92.8%	-98.1%
The foregoing tables are intended to isolate the effect of underlying index or ETF volatility and underlying index or ETF performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
The Funds may be susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, investor data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of investor data or funds, employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Funds' Adviser or any of its service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' Adviser and service providers have established risk management program and systems that seek to reduce the risks associated with cybersecurity, as well as business continuity plans in the event there is a cybersecurity
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breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.
Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.
Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.
Except for any Fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. However, each Fund that tracks an underlying index or ETF will only concentrate its investment in a particular industry or group of industries to approximately the same extent as its underlying index or ETF is so concentrated.
5.
Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
6.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
7.
Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities and derivatives for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying index or ETF and seeks to execute trades of such securities at the
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commission rates reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the last fiscal year, no Fund directed its brokerage commissions to a broker because of research provided.
Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. In addition to commission rates, when selecting a broker for a particular transaction, Rafferty considers the following factors, among others: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index), Rafferty evaluates counterparties on the following factors: reputation and financial strength; execution prices, commission costs, ability to handle complex orders; ability to provide prompt and full execution; accuracy of reports and confirmation provided; reliability; type and quality of research provided; financing and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
No brokerage commissions are provided for the Funds because they had not commenced operations prior to the date of this SAI.
Portfolio Holdings Information
A Fund’s portfolio holdings , upon commencement of operations, will be disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”),which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to a Fund's service providers to facilitate the provision of services to a Fund and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
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Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, the Board receives regular reports, presentations and other information from Rafferty, including in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 232 portfolios within the Trust and 8 portfolios within the Direxion Funds. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds.
The Board holds four regularly scheduled meetings each year and the Independent Trustees hold one additional meeting in connection with the annual contract renewals. The Board may hold special meetings, as needed, to address matters
41

arising between regular meetings. During a portion of each meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds, the other registered investment company in the Direxion complex. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022.
Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 57	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	240	None.
Angela Brickl(2) Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022 and since November 2024; President, Rafferty Asset Management, LLC, September 2022– November 2024; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012– March 2023.	240	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Director, Algorithmic Investment Models LLC, since 2022; Board Advisor, University Common Real Estate, since 2012; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	240	None.
Kathleen M. Berkery Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical & Aquatic Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager- Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 –2021.	240	None.
Carlyle Peake Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	240	None.
Mary Jo Collins Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014– 2020; Trustee, Village of Flower Hill, 2020.	240	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Bradley Kurtzman Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2025	Partner, Squarepoint Capital, since May 2019; Managing Director, Deutsche Bank, 2012-2019.	240	None.
(1)
Mr. O’Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.
(2)
Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer at Rafferty from April 2021 through September 2022.
Angela Brickl: Ms. Brickl has extensive experience in the investment management business, including serving as Chief Operating Officer from April 2021 to September 2022 and since November 2024, and President of Rafferty from September 2022 to November 2024. Ms. Brickl also serves as Rafferty’s General Counsel and served as Chief Compliance Officer from 2012 through March 2023.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Carlyle Peake: Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.
Mary Jo Collins: Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.
Bradley M. Kurtzman: Mr. Kurtzman has extensive expertise in the management of large portfolios various asset classes (equities, rates, credit commodities) with a particular focus on the use of derivatives which includes trading, analytics, market risk management, and operational efficiency.
Board Committees
The Trust has an Audit Committee, consisting of each Independent Trustee. The primary responsibilities of the Trust’s Audit Committee are set forth in its charter, which include making recommendations to the Board as to the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors), supervising investigations into matters relating to audit matters, reviewing with the independent registered public accounting firm of the results of audits, and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of each Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. In evaluating Board member candidates, the Nominating and Governance Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience;
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and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met three times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of each Independent Trustee. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Douglas Yones Age: 50	Chief Executive Officer	Since 2024	Chief Executive Officer, Rafferty Asset Management, LLC, since 2024; Head of Exchange Traded Products, NYSE, 2015 - 2024.	N/A	N/A
Angela Brickl(1) Age: 49	General Counsel	Since 2022
Chief Operating
Officer, Rafferty
Asset
Management, LLC
May 2021 –
September 2022
and since
November 2024;
President, Rafferty
Asset
Management,
LLC, September
2022– November
2024; General
Counsel, Rafferty
Asset
Management LLC,
since October
2010; Chief
Compliance
Officer, Rafferty
Asset
Management,
LLC, September
2012– March
2023.
				N/A	N/A
Todd Sherman Age: 45	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012–2018.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 52	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 37	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since October 2015.	N/A	N/A
Alyssa Sherman Age: 37	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A
(1)
Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.
(2)
Pursuant to the Trust’s By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
Because the Funds had not commenced operations prior to the date of thisSAI, no Trustee owned Shares of the Funds as of the calendar year ended December 31, 2025.
The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2025:
Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Angela Brickl	David L. Driscoll	Kathleen M. Berkery	Carlyle Peake	Mary Jo Collins	Bradley Kurtzman
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$10,000 - $50,000	$0	$0	$0	$0	$0	Over $100,000
(1)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC, and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended January 31, 2026:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Angela Brickl	$0	$0	$0	$0
Independent Trustees
David L. Driscoll	$203,625	$0	$0	$226,500
Kathleen M. Berkery	$203,625	$0	$0	$226,500
Mary Jo Collins	$203,625	$0	$0	$226,500
Carlyle Peake	$203,625	$0	$0	$226,500
Bradley Kurtzman	$203,625	$0	$0	$226,500
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended January 31, 2026, Trustees’ fees and expenses in the amount of $1,018,125 were incurred by the Trust.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and Officers did not own shares of the Funds.
Investment Adviser
Rafferty, 535 Madison Avenue, 37th Floor, New York, New York 10022, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of a Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty 0.75% at an annualized rate based on a percentage of a Fund's average daily net assets.
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund
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over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
Although each Fund is responsible for its own operating expenses, Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% of each Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.
No advisory fees had been paid by the Funds because they had not commenced operations prior to the date of this SAI.
Pursuant to the Management Services Agreement, Rafferty provides certain administrative services to the Funds, including as follows: coordinating and implementing the Trust’s contractual obligations with the Funds' other service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees by such service providers as requested, or deemed necessary pursuant to regulatory requirements; providing certain financial reporting services, compliance and risk management services. Effective November 1, 2024, for these services, the Trust pays to Rafferty a fee at the annual rate of 0.05% on the first $25 billion of aggregate average daily net assets of the Trust and the Direxion Funds Trust, 0.0475% on aggregate average daily net assets between $25 billion and $50 billion and 0.045% on aggregate average daily net assets above $50 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. The Management Services Agreement may be terminated at any time with the consent of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case on sixty days' prior written notice to the other party.
No management services fees have been paid because the Funds had not commenced operations prior to the date of this SAI.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and, on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of January 31, 2026:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	130	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Rafferty manages other registered investment companies with investment objectives similar to those of the Funds, but does not manage any other pooled investment vehicles or other accounts. Two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions.
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Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The compensation to the investment team, which includes the Portfolio Managers, is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of January 31, 2026.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
●
Election of Directors – considering all factors such as director qualifications, term of office and age limits.
●
Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
●
Election of Auditors – considering factors such as independence and reputation of the auditing firm.
●
Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
●
Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
●
Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
●
Capital Structure – considering factors such as common stock authorization and stock distributions.
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Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
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State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
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Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
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Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
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Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
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From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it is the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will be responsible for voting the proxy, will communicate how the proxy should be voted to ISS, and will confirm ISS voted the proxy consistent with the Adviser’s direction.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523, by visiting direxion.com or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide fund administration services to the Funds. The Bank of New York Mellon (“BNYM”), 101 Barclay Street, New York, New York 10286, will serve as the Funds' transfer agent and custodian and provide fund accounting services. Rafferty also performs certain administrative services for the Funds.
Pursuant to an Amended and Restated Fund Servicing Agreement between the Trust and Administrator, Administrator provides the Trust with certain administrative services. As compensation for these services, the Administrator receives a fee based on the Trust’s total average daily net assets. The Administrator is also entitled to certain out-of-pocket expenses.
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which include Creation Unit order processing.
No administrative and accounting services fees, custodian fees or transfer agent fees are shown for the Funds because they had not commenced operations prior to the date of this SAI.
Securities Lending
Each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
The Funds did not have any securities lending activity as of the date of the SAI because they had not yet commenced operations.
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Distributor
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Board made this determination in consideration of the fact that there is no proposal to charge fees under the Rule 12b-1 Plan at the current time. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts, if any, expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota, 55402, is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
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Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations.
An equity security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange prior to Valuation Time. Exchange-traded Funds are valued at the last sales price prior to the Valuation Time. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. Over-the counter securities are valued at the last sales price in the over-the-counter market.
Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time.
Exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.
Dividend income and other distributions are recorded on the ex-distribution date.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies as described below.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as a Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation
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techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
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Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit is 25,000.
The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of any Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant Agreement with the Distributor. An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount (defined below) and the Transaction Fee (as described in the section titled “Transaction Fees” below). The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements
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with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process.
Portfolio Deposit
The consideration for purchase of a Creation Unit of Shares of a Bull Fund consists of either cash equal to the aggregate NAV of the Shares being purchased plus the appropriate transaction fee (the “Cash Purchase Amount”) or the securities and cash that are identified by a Fund (“Deposit Securities”), the Balancing Amount, and the appropriate transaction fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the difference, if any, between the total aggregate market value of the Deposit Securities and the aggregate NAV of the Creation Unit(s) being purchased. The Balancing Amount will be calculated and paid to, or received from, the Trust after the NAV has been calculated. Creation Units for the Bear Funds will be sold only for a Cash Purchase Amount. Rafferty may restrict purchases of a Bull Fund’s Creation Units to be on an in-kind basis at any time and without prior notice, at Rafferty’s discretion.
Each Fund makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information as of the end of the previous Business Day) and the Balancing Amount for each Bull Fund. Such Portfolio Deposit is applicable, subject to adjustments as described below, in order to effect purchases of Creation Units of a Fund until the next-announced Portfolio Deposit composition is made available. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected in its underlying index or ETF and/or Fund portfolio. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying index or ETF. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security which may not be available in sufficient quantity for delivery, eligible for transfer through the Clearing Process or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting or for other similar reasons. For such orders, “cash in lieu” may be added to the Balancing Amount. Creation Unit purchasers may also pay a Transaction Fee, as described below on any “cash in lieu” amounts, in cash.
Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a Bull Fund until such time as the next-announced Portfolio Deposit made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the Authorized Participant will deposit cash having a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.
An Authorized Participant may place an order to purchase or redeem Creation Units through or outside of the Clearing Process. For a purchase or redemption order involving a Creation Unit to be effectuated a Fund’s NAV on a particular day, it must be received in good order by the transfer agent by 4:00 p.m. Eastern Time or earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day's NAV per Share. All other procedures, which may change from time to time without
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notice at the discretion of the Trust or Rafferty, set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability of the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Amount
Creation Units of each Fund may, at the discretion of Rafferty, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. Rafferty may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice at Rafferty’s discretion.
Purchases through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through the Fund’s transfer agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the required Portfolio Deposit and the Balancing Amount or the Cash Purchase Amount, together with the Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases of Creation Units of the Bull Funds settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit and Balancing Amount (for the Bull Funds), or of the Cash Purchase Amount (for the Bear Funds), together with the applicable Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Rejection of Purchase Orders
Each Fund reserves the right to reject or revoke acceptance of a purchase order for any reason, provided that such action does not violate Rule 6c-11 under the 1940 Act. For example, a Fund may reject or revoke acceptance of a purchase order transmitted to it by the Distributor including, but not limited to, when: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (d) the acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (e) circumstances outside the control of the Trust, Fund, Distributor and Rafferty make it impractical to process purchase orders. The Trust shall seek to notify a prospective purchaser of its rejection of an order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase orders, nor shall either of them incur any liability for the failure to give any such notification.
Settlement of Purchases of Creation Units
The delivery of Shares purchased will normally occur no later than one Business Day following the day on which the purchase order is deemed received by the Distributor in proper order (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient
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liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to redeem Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. Under such circumstances, an investor may incur additional charges.
In certain instances, Authorized Participants may create and redeem Creation Units of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
With respect to each Bull Fund, the redemption proceeds for a Creation Unit may consist of cash and/or securities. Rafferty makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”) plus the Balancing Amount. Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The redemption transaction fee described below is deducted from such redemption proceeds. The identity and number of Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time in its underlying index or ETF and/or Fund portfolio. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the securities constituting its underlying index or ETF or may be a representative sample of the securities in a Fund's underlying index or ETF. The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., “cash in lieu” amount) to be added to the Balancing Amount to replace any Redemption Security which may not be eligible for transfer through the Clearing Process or the Federal Reserve System or eligible for trading by an Authorized Participant or the investor for which it is acting or for other similar reasons. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the securities held by a Fund but does not differ in NAV.
Redemption Securities may be transferred in advance of receipt by the Trust of all or a portion of the Creation Unit(s) being redeemed. In these circumstances, the Authorized Participant will deposit cash having a greater value than the aggregate NAV of the redeemed Creation Unit(s) on the date the order is received in proper form since, in addition to any available Fund shares, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Fund shares (the “Additional Cash Deposit”). Pending delivery of the missing Fund shares, the Additional Cash Deposit will be maintained in an amount of up to 115% of the daily marked to market value of such missing Fund shares. The Authorized Participant Agreement will permit the Trust to buy the missing Fund shares at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the shares exceeds the market value of such shares on the day the redemption order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Fund shares have been properly received by the Trust.
For the Bull Funds, a Fund may in its discretion exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash (the “Cash Redemption Amount”) equal to the aggregate NAV of the Creation Unit(s) being redeemed, as next determined after a receipt of a redemption request in proper form, less the Transaction Fee. In addition, an investor may request a redemption in cash which a Fund may, in its sole discretion, permit.
The redemption proceeds for a Creation Unit of a Bear Fund will consist solely a Cash Redemption Amount.
Custom Baskets
The baskets of securities comprising Deposit or Redemption Securities may be representative of a Bull Fund’s portfolio holdings; or a Bull Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same business day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with a Bull Fund’s investment objective, policies
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and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying index or ETF. Although the policies and procedures are designed to mitigate against potential overreaching by an Authorized Participant, there is no guarantee that such policies and procedures will be effective.
Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process, including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement . A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must be an Authorized Participant, and such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Trust; and all other procedures set forth in the Authorized Participant Agreement must be properly followed. After the transfer agent has deemed an order for redemption of a Bull Fund’s shares outside the Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities and Balancing Amount (minus the redemption Transaction Fee or additional charges for requested cash redemptions).
Settlement of Redemption Orders
When redemption orders are placed through the Clearing Process, the required Redemption Securities and the Balancing Amount (minus the redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of Rafferty, will normally be transferred by the second Business Day following the date on which such request for redemption is deemed received in proper form. For Redemption orders placed outside of the Clearing Process, delivery of the requisite number of Shares of the Funds must be delivered by the second Business Day following such Transmittal Date. The redeeming party will normally receive the Cash Redemption Amount or the Redemption Securities and Balancing Amount by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.
The typical settlement date for each transaction described above will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the receipt of the Redemption Securities and Balancing Amount or the Cash Redemption Amount may take longer than one Business Day following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Suspension or Postponement of Right of Redemption
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Cancellations of Purchase or Redemption Orders
In the event a purchase or redemption order is cancelled, the Authorized Participant will be responsible for reimbursing a Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Deposit Securities and Balancing Amount, Cash Purchase Amount, Cash Redemption Amount or Redemption Securities and Balancing Amount to reflect the next calculated NAV.
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Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of a Fund's assets to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units with Authorized Participants, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade in the market at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund normally imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other costs incurred by the Fund in connection with the issuance and redemption of Creation Units. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, no Fund currently imposes any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees are normally imposed to offset transfer and other costs associated with the issuance of Creation Units. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed on the applicable Business Day. If a creation transaction consists solely or partially of cash, an Authorized Participant may also be required to pay a variable Transaction Fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.
Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The Transaction Fees are set forth in the table below:
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Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily Communication Services Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Communication Services Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Consumer Staples Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Consumer Staples Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Gold Miners Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Healthcare Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Healthcare Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Industrials Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Industrials Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Materials Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Materials Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Real Estate Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Real Estate Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Utilities Top 5 Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Utilities Top 5 Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Next Gen Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Next Gen Bear 2X ETF	N/A	N/A	$100	Up to 2.00%	Up to 5.00%
Direxion Daily Qs Top 30 Stocks Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily S&P Top 20 US Stocks Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
*
As a percentage of the amount invested.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (“TCJA”) made significant changes to the Code’s rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals were made permanent by the One Big Beautiful Bill Act (“OBBBA”). The TCJA , as extended by OBBBA, made only minor changes to the RIC rules in the Code, but the changes affected shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, a Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses and is calculated immediately prior to the determination of a Fund’s NAV per share, the excess of net short-term capital gain over net long-term capital loss (“short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid, and is calculated immediately prior to the determination of a Fund’s NAV per share. A Fund may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. A Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large, unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
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Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund in swaps, options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of the Funds.
In particular, with respect to swaps, the consistent market practice has been to treat a swap’s in-the-money (or mark-to-market) value as its market value for diversification purposes, and each Fund follows such market practice. However, in the 1980s, the Service issued informal guidance that certain securities derivatives (such as options) should be valued at notional value; however, there is no formal guidance from the Service on such treatment. If a Fund was required to treat the notional value of its swaps as the market value, it may fail to meet the diversification requirements and, as a result, may fail to qualify as a RIC. In that case, it would be taxed in the same manner as an ordinary corporation, meaning that it would pay corporate taxes and distributions to its shareholders would still be taxable (as dividends to the shareholders).
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (currently 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
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Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss
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from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
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A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Each Fund may invest in REITs. The Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund, if it invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
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Financial Statements
Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.
Additional Information Regarding The Underlying ETFs
The underlying ETFs are each a series of the iShares Trust. Information provided to, or filed with, the SEC by the underlying ETFs named in this SAI, pursuant to the Exchange Act including each underlying ETF’s financial statements, reports, proxy statements, information statements and other information regarding the underlying ETF, can be located by reference to the iShares Trust’s SEC file number noted in the table below through the SEC’s website at www.sec.gov:
	Securities Act File Number	Investment Company Act File Number
iShares Trust	333-92935	811-09729
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APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
A-1

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
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The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
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The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
A-2

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”
Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
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Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
A-3

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Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
A-4

Direxion Shares ETF Trust
Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
2X BULL FUNDS
Direxion Daily AAL Bull 2X ETF
Direxion Daily ABNB Bull 2X ETF
Direxion Daily CAT Bull 2X ETF
Direxion Daily CCL Bull 2X ETF
Direxion Daily CMG Bull 2X ETF
Direxion Daily COST Bull 2X ETF
Direxion Daily CRM Bull 2X ETF
Direxion Daily DAL Bull 2X ETF
Direxion Daily DIS Bull 2X ETF
Direxion Daily DKNG Bull 2X ETF
Direxion Daily GM Bull 2X ETF
Direxion Daily KO Bull 2X ETF
Direxion Daily LCID Bull 2X ETF
Direxion Daily LUV Bull 2X ETF
Direxion Daily MARA Bull 2X ETF
Direxion Daily NKE Bull 2X ETF
Direxion Daily O Bull 2X ETF
Direxion Daily PDD Bull 2X ETF
Direxion Daily RBLX Bull 2X ETF
Direxion Daily RDDT Bull 2X ETF
Direxion Daily RKLB Bull 2X ETF
Direxion Daily SBUX Bull 2X ETF
Direxion Daily SONY Bull 2X ETF
Direxion Daily TGT Bull 2X ETF
Direxion Daily UAL Bull 2X ETF
Direxion Daily UBER Bull 2X ETF
Direxion Daily V Bull 2X ETF
Direxion Daily WMT Bull 2X ETF
Direxion Daily XYZ Bull 2X ETF
May 29, 2026

The shares offered in this prospectus (each a “Fund” and collectively the “Funds”), upon commencement of operations, will be listed and traded on the Nasdaq Stock Market LLC.
The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. Each Fund attempts to provide daily investment results that correspond to 2 times the performance of an underlying security.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying security.
(2)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect a Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying security for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the risks associated with the use of leverage;
(b)
understand the consequences of seeking daily leveraged investment results;
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying security moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Additional Information ABOUT THE TRUST	256
Additional Information Regarding The Underlying Securities	257
Financial Highlights	257
More Information on the Direxion Shares ETF Trust	Back Cover

Summary Section
Direxion Daily AAL Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily AAL Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of American Airlines Group Inc. (NASDAQ: AAL) ("AAL"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of AAL for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of AAL for that period. Longer holding periods, higher volatility of AAL and leverage increase the impact of compounding on an investor’s returns. During periods of higher AAL volatility, the volatility of AAL may affect the Fund’s return as much as, or more than, the return of AAL.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if AAL’s performance is flat, and it is possible that the Fund will lose money even if AAL’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if AAL loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of AAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of AAL and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to AAL, consistent with the
1
Direxion Shares ETF Trust Prospectus

Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
American Airlines Group Inc. is a major airline in the United States headquartered in Fort Worth, Texas. AAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by American Airlines Group Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-8400 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding American Airlines Group Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, AAL is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in AAL that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain AAL exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and the airline industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and the airline industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of AAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to AAL is consistent with the Fund’s investment objective. The impact of AAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of AAL has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of AAL has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company
Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding American Airlines Group Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding American Airlines Group Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of AAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning American Airlines Group Inc. could affect the value of the Fund’s investments with respect to AAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of AAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of AAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
Direxion Shares ETF Trust Prospectus
2

e) other Fund expenses; and f) dividends or interest paid with respect to securities of AAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of AAL.
As shown in the chart below, the Fund would be expected to lose 6.1% if AAL provided no return over a one year period during which AAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if AAL’s return is flat. For instance, if AAL’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of AAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of AAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
AAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 48.13%. AAL’s highest volatility rate for any one calendar year during the five year period was 56.39% and volatility for a shorter period of time may have been substantially higher. AAL’s annualized performance for the five-year period ended December 31, 2025 was (0.56)%. Historical volatility and performance are not indications of what AAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of AAL resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in AAL, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of AAL. This would result in a total loss of a shareholder’s investment in one day even if AAL subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if AAL’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with AAL and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
3
Direxion Shares ETF Trust Prospectus

in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to AAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to AAL and therefore achieve its daily leveraged investment objective. The Fund’s exposure to AAL is impacted by AAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to AAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to AAL increases on days when AAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) AAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with AAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to AAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to AAL. Any of these factors could decrease the correlation between the performance of the Fund and AAL and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
Direxion Shares ETF Trust Prospectus
4

The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — American Airlines Group Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of AAL and make no representation as to the performance of AAL. Investing in the Fund is not equivalent to investing in AAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to AAL.
American Airlines Group Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, AAL faces the risks of economic downturns; insufficient financing; significant pension and postretirement funding obligations; reliance on qualified key personnel; the ever changing economic, geopolitical, commercial, regulatory climates; intense competition in the airline industry; union strikes and other labor disputes; potential for issues with third-party regional operators or service providers; damage to brand reputation; adverse events and the related publicity; intellectual property rights may be hard to defend; increases in the price of fuel; conflicts overseas, terrorist attacks or other acts of violence may target the airline industry; increasing regulations around climate change and regulation of emissions; more stringent pilot time regulations and training requirements may add costs; limited number of aircraft suppliers; heavy reliance on technology may cause risks when systems fail; high infrastructure requirements; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of AAL. Significant short-term price movements in AAL could adversely impact the performance of both AAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of AAL.
Concentration Risk — The Fund will be concentrated in a particular security, AAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and the airline industry (the risks of which are described below), the same industry and/or sector to which AAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact AAL and/or industrials sector and the airline industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to
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Direxion Shares ETF Trust Prospectus

low carbon alternatives may be more impacted by climate transition risks.
Transportation Industry Risk - Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Global or regional events and conditions may materially disrupt or indefinitely impair the operations, financial condition and liquidity of companies in the transportation industry. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to AAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution.
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In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying
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Direxion Shares ETF Trust Prospectus

or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily ABNB Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily ABNB Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the class A common shares of Airbnb, Inc. (NASDAQ: ABNB) ("ABNB"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of ABNB for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of ABNB for that period. Longer holding periods, higher volatility of ABNB and leverage increase the impact of compounding on an investor’s returns. During periods of higher ABNB volatility, the volatility of ABNB may affect the Fund’s return as much as, or more than, the return of ABNB.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if ABNB’s performance is flat, and it is possible that the Fund will lose money even if ABNB’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if ABNB loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of ABNB. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of ABNB and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to ABNB, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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Direxion Shares ETF Trust Prospectus

which are intended to produce economically leveraged investment results.
Airbnb, Inc. engages in the management and operation of an online marketplace. Its marketplace model connects hosts and guests online or through mobile devices to book spaces. The company was founded in 2007 and is headquartered in San Francisco, CA.. ABNB is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Airbnb, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39778 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Airbnb, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, ABNB is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in ABNB that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain ABNB exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants & leisure industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the hotels, restaurants & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of ABNB. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to ABNB is consistent with the Fund’s investment objective. The impact of ABNB’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of ABNB has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of ABNB has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Airbnb, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Airbnb, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of ABNB have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Airbnb, Inc. could affect the value of the Fund’s investments with respect to ABNB and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of ABNB’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of ABNB during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of ABNB. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of ABNB.
As shown in the chart below, the Fund would be expected to lose 6.1% if ABNB provided no return over a one year period during which ABNB experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if ABNB’s return is flat. For instance, if ABNB’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of ABNB and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of ABNB. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
ABNB’s annualized historical volatility rate for the five year period ended December 31, 2025 was 46.51%. ABNB’s highest volatility rate for any one calendar year during the five year period was 61.00% and volatility for a shorter period of time may have been substantially higher. ABNB’s annualized performance for the five-year period ended December 31, 2025 was -1.56%. Historical volatility and performance are not indications of what ABNB volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of ABNB resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in ABNB, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of ABNB. This would result in a total loss of a shareholder’s investment in one day even if ABNB subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if ABNB’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with ABNB and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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Direxion Shares ETF Trust Prospectus

in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to ABNB that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to ABNB and therefore achieve its daily leveraged investment objective. The Fund’s exposure to ABNB is impacted by ABNB’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to ABNB at the end of each day. The possibility of the Fund being materially over- or under-exposed to ABNB increases on days when ABNB is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) ABNB. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with ABNB or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to ABNB, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to ABNB. Any of these factors could decrease the correlation between the performance of the Fund and ABNB and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Airbnb, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, ABNB faces the risks of: difficulty of sustaining revenue growth; difficulty retaining hosts and guests; difficulty expanding the global network; maintaining the brand and reputation; reliance on third-party payment processors; indebtedness and financial defaults; acquisitions may be unsuccessful; disruptions in the travel network would impact performance; high level of competition; impacts of climate change; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Airbnb, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of ABNB and make no representation as to the performance of ABNB. Investing in the Fund is not equivalent to investing in ABNB. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to ABNB.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of ABNB. Significant short-term price movements in ABNB could adversely impact the performance of both ABNB and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of ABNB.
Concentration Risk — The Fund will be concentrated in a particular security, ABNB, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the hotels, restaurants & leisure industry (the risks of which are described below), the same industry and/or sector to which ABNB is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact ABNB and/or consumer discretionary sector and the hotels, restaurants & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may
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Direxion Shares ETF Trust Prospectus

be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to ABNB, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to
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net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These
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Direxion Shares ETF Trust Prospectus

payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily CAT Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily CAT Bull 2X Shares (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Caterpillar Inc. (NYSE: CAT) ("CAT"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of CAT for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of CAT for that period. Longer holding periods, higher volatility of CAT and leverage increase the impact of compounding on an investor’s returns. During periods of higher CAT volatility, the volatility of CAT may affect the Fund’s return as much as, or more than, the return of CAT.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CAT’s performance is flat, and it is possible that the Fund will lose money even if CAT’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if CAT loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of CAT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of CAT and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to CAT, consistent with the Fund’s investment objective. The financial instrument in which the
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Direxion Shares ETF Trust Prospectus

Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Caterpillar Inc. is a construction, mining and other engineering equipment manufacturer founded in 1925. Caterpillar Inc. does business on every continent, principally operating through three primary segments – Construction Industries, Resource Industries and Energy & Transportation – and providing financing and related services through their Financial Products segment. CAT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Caterpillar Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-768 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Caterpillar Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CAT is assigned to the industrials sector and the machinery industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CAT that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain CAT exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and machinery industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and machinery industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CAT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CAT is consistent with the Fund’s investment objective. The impact of CAT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CAT has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CAT has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Caterpillar Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Caterpillar Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CAT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Caterpillar Inc. could affect the value of the Fund’s investments with respect to CAT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of CAT’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CAT during the shareholder’s holding period.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CAT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of CAT.
As shown in the chart below, the Fund would be expected to lose 6.1% if CAT provided no return over a one year period during which CAT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CAT’s return is flat. For instance, if CAT’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of CAT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of CAT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
CAT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 55.11%. CAT’s highest volatility rate for any one calendar year during the five year period was 78.39% and volatility for a shorter period of time may have been substantially higher. CAT’s annualized performance for the five-year period ended
December 31, 2025 was 7.11%. Historical volatility and performance are not indications of what CAT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of CAT resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in CAT, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of CAT. This would result in a total loss of a shareholder’s investment in one day even if CAT subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if CAT’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with CAT and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
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Direxion Shares ETF Trust Prospectus

the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CAT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to CAT and therefore achieve its daily leveraged investment objective. The Fund’s exposure to CAT is impacted by CAT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CAT at the end of each day. The possibility of the Fund being materially over- or under-exposed to CAT increases on days when CAT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CAT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with CAT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CAT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CAT. Any of these factors could decrease the correlation between the performance of the Fund and CAT and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest
Direxion Shares ETF Trust Prospectus
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rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Caterpillar, Inc. Investing Risk – Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CAT faces risks associated with: sensitivities to global and regional economic conditions; catastrophic events; commodity price changes; changes in monetary or fiscal policies; political and economic risks; dependence on ability to develop, produce and market quality products; high competition; increased information technology security risks; investment management decisions; unrealized anticipated benefits from acquisitions, joint ventures or divestitures; union disputes; unexpected increases in costs to do business; disruptions in the global financial markets; failure to maintain credit rating and retain current cost of financing; the Financial Products segment is subject to risks associated with the financial services industry, changes in interest rates, increases in delinquencies, currency exchange rates, restrictions in debt agreement and sustained increases in funding obligations; changes in trade and anti-corruption laws and policies; taxes; litigation; regulatory compliance costs; as well as strict environmental laws and regulations.
Non-Affiliation Risk — Caterpillar Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CAT and make no representation as to the performance of CAT. Investing in the Fund is not equivalent to investing in CAT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CAT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of CAT. Significant short-term price movements in CAT could adversely impact the performance of both CAT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CAT.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Machinery Industry Risk - The machinery industry includes the development and sales of machinery and equipment for agriculture and construction projects. Companies within the industry may be significantly affected by government spending, changes in agricultural production, changes in new infrastructure spending, including bridges, roads and tunnels, demand for products such as excavators, bulldozers, cranes and front loaders as well as developments in autonomous machinery. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of equipment financing. Certain segments of the industry may be significantly affected by environmental regulations and catastrophic events such as pandemics, earthquakes, hurricanes and terrorist acts.
Concentration Risk — The Fund will be concentrated in a particular security, CAT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and machinery industry (the risks of which are described below), the same industry and/or sector to which CAT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact CAT and/or industrials sector and machinery industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources,
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Direxion Shares ETF Trust Prospectus

extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CAT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Direxion Shares ETF Trust Prospectus
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Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
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Direxion Shares ETF Trust Prospectus

Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Shares ETF Trust Prospectus
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Direxion Daily CCL Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily CCL Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Carnival Corporation (NYSE: CCL) ("CCL"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of CCL for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of CCL for that period. Longer holding periods, higher volatility of CCL and leverage increase the impact of compounding on an investor’s returns. During periods of higher CCL volatility, the volatility of CCL may affect the Fund’s return as much as, or more than, the return of CCL.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CCL’s performance is flat, and it is possible that the Fund will lose money even if CCL’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if CCL loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of CCL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of CCL and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to CCL, consistent with the Fund’s investment objective. The financial instrument in which the
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Direxion Shares ETF Trust Prospectus

Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Carnival Corporation engages in the operation of cruise ships globally. CCL was founded in 1972 and is headquartered in Miami, Florida. CCL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Carnival Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-9610 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Carnival Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CCL is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CCL that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain CCL exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotel, restaurants & leisure industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the hotel, restaurants & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CCL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CCL is consistent with the Fund’s investment objective. The impact of CCL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CCL has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CCL has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Carnival Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Carnival Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CCL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Carnival Corporation could affect the value of the Fund’s investments with respect to CCL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of CCL’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CCL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of CCL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of CCL.
As shown in the chart below, the Fund would be expected to lose 6.1% if CCL provided no return over a one year period during which CCL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CCL’s return is flat. For instance, if CCL’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of CCL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of CCL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
CCL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.29%. CCL’s highest volatility rate for any one calendar year during the five year period was 33.48% and volatility for a shorter period of time may have been substantially higher. CCL’s annualized performance for the five-year period ended December 31, 2025 was 28.17%. Historical volatility and performance are not indications of what CCL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of CCL resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in CCL, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of CCL. This would result in a total loss of a shareholder’s investment in one day even if CCL subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if CCL’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with CCL and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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Direxion Shares ETF Trust Prospectus

in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CCL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to CCL and therefore achieve its daily leveraged investment objective. The Fund’s exposure to CCL is impacted by CCL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CCL at the end of each day. The possibility of the Fund being materially over- or under-exposed to CCL increases on days when CCL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CCL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with CCL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CCL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CCL. Any of these factors could decrease the correlation between the performance of the Fund and CCL and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Carnival Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CCL and make no representation as to the performance of CCL. Investing in the Fund is not equivalent to investing in CCL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CCL.
Carnival Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Carnival Corporation faces risks associated with: geopolitical uncertainty; incidents concerning ships, guests or cruise itineraries; changes in and non-compliance with laws and regulations; factors associated with climate change; inability to meet and achieve financial targets; loss of key employees; increasing fuel charges; reliance on third party suppliers; fluctuations in foreign currency; overcapacity and competition in the cruise industry; inability to implement shipbuilding and repairs; inability to acquire financing; as well as regulatory, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of CCL. Significant short-term price movements in CCL could adversely impact the performance of both CCL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CCL.
Concentration Risk — The Fund will be concentrated in a particular security, CCL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the hotel, restaurants & leisure industry (the risks of which are described below), the same industry and/or sector to which CCL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact CCL and/or consumer discretionary sector and the hotel, restaurants & leisure industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the
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Direxion Shares ETF Trust Prospectus

Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CCL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund.
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When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Shares ETF Trust Prospectus

Direxion Daily CMG Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily CMG Bull 2X Shares (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Chipotle Mexican Grill, Inc. (NYSE: CMG) ("CMG"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of CMG for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of CMG for that period. Longer holding periods, higher volatility of CMG and leverage increase the impact of compounding on an investor’s returns. During periods of higher CMG volatility, the volatility of CMG may affect the Fund’s return as much as, or more than, the return of CMG.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CMG’s performance is flat, and it is possible that the Fund will lose money even if CMG’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if CMG loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of CMG. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of CMG and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to CMG, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Chipotle Mexican Grill, Inc. is a quick service restaurant first opened in Denver, CO in 1993. Chipotle Mexican Grill, Inc. features a relevant menu of burritos, burrito bowls, quesadillas, tacos, and salads. CMG is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Chipotle Mexican Grill, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-32731 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Chipotle Mexican Grill, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CMG is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CMG that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain CMG exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants, & leisure industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the hotels, restaurants, & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CMG. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CMG is consistent with the Fund’s investment objective. The impact of CMG’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CMG has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CMG has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Chipotle Mexican Grill, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Chipotle Mexican Grill, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CMG have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Chipotle Mexican Grill, Inc. could affect the value of the Fund’s investments with respect to CMG and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of CMG’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CMG during the shareholder’s holding period.
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Direxion Shares ETF Trust Prospectus

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of CMG. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of CMG.
As shown in the chart below, the Fund would be expected to lose 6.1% if CMG provided no return over a one year period during which CMG experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CMG’s return is flat. For instance, if CMG’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of CMG and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of CMG. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
CMG’s annualized historical volatility rate for the five year period ended December 31, 2025 was 33.11%. CMG’s highest volatility rate for any one calendar year during the five year period was 40.79% and volatility for a shorter period of time may have been substantially higher. CMG’s annualized performance for the five-year period ended
December 31, 2025 was 5.93%. Historical volatility and performance are not indications of what CMG volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of CMG resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in CMG, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of CMG. This would result in a total loss of a shareholder’s investment in one day even if CMG subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if CMG’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with CMG and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
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the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CMG that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to CMG and therefore achieve its daily leveraged investment objective. The Fund’s exposure to CMG is impacted by CMG’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CMG at the end of each day. The possibility of the Fund being materially over- or under-exposed to CMG increases on days when CMG is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CMG. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with CMG or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CMG, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CMG. Any of these factors could decrease the correlation between the performance of the Fund and CMG and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest
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Direxion Shares ETF Trust Prospectus

rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Chipotle Mexican Grill, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CMG faces risks associated with: food safety and food-borne illnesses; digital business risks; high competition; higher prices for higher quality food business model; social media liability; ability to attract and retain high quality talent; failure to comply with all federal, state and local laws and regulations; increasing costs of labor; inability to attract and retain qualified leaders; cybersecurity breaches; privacy and data concerns; heavy reliance on information technology systems; potential for ingredient costs to increase; shortages or interruptions in the supply chain for needed ingredients; regulatory compliance costs; litigation; taxes; sustained growth of new locations; evolving requirements for disclosure regarding sustainability practices; climate change and the resulting impact on operations; as well as risks related to the general state of the economy and other business factors.
Non-Affiliation Risk — Chipotle Mexican Grill, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CMG and make no representation as to the performance of CMG. Investing in the Fund is not equivalent to investing in CMG. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CMG.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of CMG. Significant short-term price movements in CMG could adversely impact the performance of both CMG and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CMG.
Concentration Risk — The Fund will be concentrated in a particular security, CMG, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the hotels, restaurants, & leisure industry (the risks of which are described below), the same industry and/or sector to which CMG is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact CMG and/or consumer discretionary sector and the hotels, restaurants, & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by
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well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CMG, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return
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Direxion Shares ETF Trust Prospectus

on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may
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be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Shares ETF Trust Prospectus

Direxion Daily COST Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily COST Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Costco Wholesale Corporation (NASDAQ: COST) ("COST"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of COST for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of COST for that period. Longer holding periods, higher volatility of COST and leverage increase the impact of compounding on an investor’s returns. During periods of higher COST volatility, the volatility of COST may affect the Fund’s return as much as, or more than, the return of COST.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if COST’s performance is flat, and it is possible that the Fund will lose money even if COST’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if COST loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of COST. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of COST and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to COST, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
Direxion Shares ETF Trust Prospectus
40

which are intended to produce economically leveraged investment results.
Costco Wholesale Corporation engages in the provision of operation of membership warehouses through wholly owned subsidiaries. It operates through the following geographical segments: United States, Canada, and Other International Operations. The company was founded in 1983 and is headquartered in Issaquah, Washington. COST is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Costco Wholesale Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-20355 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Costco Wholesale Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, COST is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in COST that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain COST exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of COST. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to COST is consistent with the Fund’s investment objective. The impact of COST’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of COST has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of COST has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Costco Wholesale Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Costco Wholesale Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of COST have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Costco Wholesale Corporation could affect the value of the Fund’s investments with respect to COST and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of COST’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of COST during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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Direxion Shares ETF Trust Prospectus

of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of COST. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of COST.
As shown in the chart below, the Fund would be expected to lose 6.1% if COST provided no return over a one year period during which COST experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if COST’s return is flat. For instance, if COST’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of COST and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of COST. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
COST’s annualized historical volatility rate for the five year period ended December 31, 2025 was 22.50%. COST’s highest volatility rate for any one calendar year during the five year period was 31.72% and volatility for a shorter period of time may have been substantially higher. COST’s annualized performance for the five-year period ended December 31, 2025 was 19.30%. Historical volatility and performance are not indications of what COST volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of COST resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in COST, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of COST. This would result in a total loss of a shareholder’s investment in one day even if COST subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if COST’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with COST and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
Direxion Shares ETF Trust Prospectus
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to COST that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to COST and therefore achieve its daily leveraged investment objective. The Fund’s exposure to COST is impacted by COST’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to COST at the end of each day. The possibility of the Fund being materially over- or under-exposed to COST increases on days when COST is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) COST. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with COST or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to COST, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to COST. Any of these factors could decrease the correlation between the performance of the Fund and COST and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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Direxion Shares ETF Trust Prospectus

The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Costco Wholesale Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of COST and make no representation as to the performance of COST. Investing in the Fund is not equivalent to investing in COST. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to COST.
Costco Wholesale Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Costco Wholesale Corporation shares face risks associated with: dependence on the U.S. and Canadian operations; difficulties implementing growth strategies; failure to maintain membership growth, loyalty and brand recognition; disruptions in merchandise distribution or manufacturing; being able to respond to consumer tastes and demands in a timely fashion; performance and maintenance of the information technology systems of the business; increasing threats of data breaches; payment systems; potential for injury or illness to members; development of omnichannel systems; ability to attract and retain qualified employees; intense competition; general state of the economy as whole; reliance on third party suppliers and their timelines; fluctuations in foreign exchange rates; possibility of natural disasters and other catastrophic events; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of COST. Significant short-term price movements in COST could adversely impact the performance of both COST and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of COST.
Concentration Risk — The Fund will be concentrated in a particular security, COST, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which COST is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact COST and/or consumer staples sector.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more
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difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to COST, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants
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Direxion Shares ETF Trust Prospectus

are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily CRM Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily CRM Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Salesforce, Inc. (NYSE: CRM) ("CRM"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of CRM for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of CRM for that period. Longer holding periods, higher volatility of CRM and leverage increase the impact of compounding on an investor’s returns. During periods of higher CRM volatility, the volatility of CRM may affect the Fund’s return as much as, or more than, the return of CRM.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if CRM’s performance is flat, and it is possible that the Fund will lose money even if CRM’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if CRM loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of CRM. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of CRM and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to CRM, consistent with the Fund’s investment objective. The financial instrument in which
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Direxion Shares ETF Trust Prospectus

the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Salesforce, Inc. engages in the design and development of cloud-based enterprise software for customer relationship management. The company was founded in 1999 and is headquartered in San Francisco, CA. CRM is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Salesforce, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-32224 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Salesforce, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, CRM is assigned to the information technology sector and the software industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in CRM that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain CRM exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and the software industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the information technology sector and the software industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of CRM. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to CRM is consistent with the Fund’s investment objective. The impact of CRM’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of CRM has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of CRM has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Salesforce, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Salesforce, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of CRM have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Salesforce, Inc. could affect the value of the Fund’s investments with respect to CRM and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of CRM’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of CRM during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
Direxion Shares ETF Trust Prospectus
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of CRM. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of CRM.
As shown in the chart below, the Fund would be expected to lose 6.1% if CRM provided no return over a one year period during which CRM experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if CRM’s return is flat. For instance, if CRM’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of CRM and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of CRM. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
CRM’s annualized historical volatility rate for the five year period ended December 31, 2025 was 35.29%. CRM’s highest volatility rate for any one calendar year during the five year period was 47.22% and volatility for a shorter period of time may have been substantially higher. CRM’s annualized performance for the five-year period ended December 31, 2025 was 3.80%. Historical volatility and performance are not indications of what CRM volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of CRM resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in CRM, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of CRM. This would result in a total loss of a shareholder’s investment in one day even if CRM subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if CRM’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with CRM and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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Direxion Shares ETF Trust Prospectus

in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to CRM that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to CRM and therefore achieve its daily leveraged investment objective. The Fund’s exposure to CRM is impacted by CRM’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to CRM at the end of each day. The possibility of the Fund being materially over- or under-exposed to CRM increases on days when CRM is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) CRM. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with CRM or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to CRM, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to CRM. Any of these factors could decrease the correlation between the performance of the Fund and CRM and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Salesforce, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, CRM faces the risks of security breaches; defects, interruptions and disruptions in services may dimmish demand; strains on personnel and infrastructure may limit growth of customer base; difficulty predicting subscription renewals and upgrade rates; inherent risks of international operations; loss of key personnel; failure of support services; intense competition; difficulties expanding; difficulties maintaining and enhancing the brand; disruptions with third-parties may hinder operations; changing social and ethical issues, including the use of artificial intelligence; legal and regulatory risks; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Salesforce, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of CRM and make no representation as to the performance of CRM. Investing in the Fund is not equivalent to investing in CRM. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to CRM.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of CRM. Significant short-term price movements in CRM could adversely impact the performance of both CRM and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of CRM.
Concentration Risk — The Fund will be concentrated in a particular security, CRM, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the information technology sector and the software industry (the risks of which are described below), the same industry and/or sector to which CRM is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact CRM and/or information technology sector and the software industry.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Software Industry Risk — Companies that develop and implement computer software can face risks associated with intense competition, especially in new product development, deployment and delivery, product obsolescence or saturation, cybersecurity risks as well as changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by
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Direxion Shares ETF Trust Prospectus

well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to CRM, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
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Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Shares ETF Trust Prospectus

Direxion Daily DAL Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily DAL Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Delta Air Lines, Inc. (NYSE: DAL) ("DAL"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of DAL for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of DAL for that period. Longer holding periods, higher volatility of DAL and leverage increase the impact of compounding on an investor’s returns. During periods of higher DAL volatility, the volatility of DAL may affect the Fund’s return as much as, or more than, the return of DAL.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DAL’s performance is flat, and it is possible that the Fund will lose money even if DAL’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if DAL loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of DAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of DAL and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to DAL, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Delta Air Lines, Inc. engages in the provision of scheduled air transportation for passengers and cargo. It operates through the Airline and Refinery segments. The company was founded in 1928 and is headquartered in Atlanta, GA. DAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Delta Air Lines, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-05424 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Delta Air Lines, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DAL is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DAL that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain DAL exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DAL is consistent with the Fund’s investment objective. The impact of DAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DAL has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DAL has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company
Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Delta Air Lines, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Delta Air Lines, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Delta Air Lines, Inc. could affect the value of the Fund’s investments with respect to DAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of DAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of DAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid
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Direxion Shares ETF Trust Prospectus

with respect to securities of DAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of DAL.
As shown in the chart below, the Fund would be expected to lose 6.1% if DAL provided no return over a one year period during which DAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DAL’s return is flat. For instance, if DAL’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of DAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of DAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
DAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 40.11%. DAL’s highest volatility rate for any one calendar year during the five year period was 49.80% and volatility for a shorter period of time may have been substantially higher. DAL’s annualized performance for the five-year period ended December 31, 2025 was 12.14%. Historical volatility and performance are not indications of what DAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of DAL resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in DAL, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of DAL. This would result in a total loss of a shareholder’s investment in one day even if DAL subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if DAL’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with DAL and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
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may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to DAL and therefore achieve its daily leveraged investment objective. The Fund’s exposure to DAL is impacted by DAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to DAL increases on days when DAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with DAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DAL. Any of these factors could decrease the correlation between the performance of the Fund and DAL and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes
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to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Delta Air Lines Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DAL faces the risks of losses and adverse publicity related to serious accidents; breaches or lapses in security of technology systems; technology failures; higher fuel costs or restricted supply of aircraft fuel would impact profits; disruption or problems with third-parties including carriers; labor strikes; results may fluctuate due to demand; environmental and operational concerns related to the Monroe refinery; brand or reputational damage; reliance on key personnel; public health threats, terrorist attacks and geopolitical conflicts would alter demand; intense competition; disruptions at major airports would impact operations; as well as risks related to regulatory changes, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Delta Air Lines, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DAL and make no representation as to the performance of DAL. Investing in the Fund is not equivalent to investing in DAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DAL.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of DAL. Significant short-term price movements in DAL could adversely impact the performance of both DAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DAL.
Concentration Risk — The Fund will be concentrated in a particular security, DAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which DAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact DAL and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to
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competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S.
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securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
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Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Shares ETF Trust Prospectus

Direxion Daily DIS Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily DIS Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of The Walt Disney Company (NYSE: DIS) ("DIS"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of DIS for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of DIS for that period. Longer holding periods, higher volatility of DIS and leverage increase the impact of compounding on an investor’s returns. During periods of higher DIS volatility, the volatility of DIS may affect the Fund’s return as much as, or more than, the return of DIS.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DIS’s performance is flat, and it is possible that the Fund will lose money even if DIS’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if DIS loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of DIS. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of DIS and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to DIS, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
The Walt Disney Company engages in the business of international family entertainment and media enterprise. It owns and operates television and radio production, distribution and broadcasting stations, direct-to-consumer services, amusement parks, and hotels. It operates through the following business segments: Disney Entertainment, ESPN, and Disney Parks, Experiences, and Products. The company was founded in 1923 and is headquartered in Burbank, California. DIS is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by The Walt Disney Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38842 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding The Walt Disney Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DIS is assigned to the communication services sector and the entertainment industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DIS that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain DIS exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and the entertainment industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the communication services sector and the entertainment industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DIS. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DIS is consistent with the Fund’s investment objective. The impact of DIS’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DIS has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DIS has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding The Walt Disney Company from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding The Walt Disney Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DIS have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning The Walt Disney Company could affect the value of the Fund’s investments with respect to DIS and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of DIS’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the
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period of time an investment in the Fund is held and the volatility of DIS during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of DIS. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of DIS.
As shown in the chart below, the Fund would be expected to lose 6.1% if DIS provided no return over a one year period during which DIS experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DIS’s return is flat. For instance, if DIS’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of DIS and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of DIS. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
DIS’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.14%. DIS’s highest volatility rate for any one calendar year during the five year period was 37.42% and volatility for a shorter period of time may have been substantially higher. DIS’s annualized performance for the five-year period ended December 31, 2025 was -8.46%. Historical volatility and performance are not indications of what DIS volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of DIS resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in DIS, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of DIS. This would result in a total loss of a shareholder’s investment in one day even if DIS subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if DIS’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with DIS and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
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Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DIS that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to DIS and therefore achieve its daily leveraged investment objective. The Fund’s exposure to DIS is impacted by DIS’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DIS at the end of each day. The possibility of the Fund being materially over- or under-exposed to DIS increases on days when DIS is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DIS. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with DIS or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DIS, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DIS. Any of these factors could decrease the correlation between the performance of the Fund and DIS and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes
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in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — The Walt Disney Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DIS and make no representation as to the performance of DIS. Investing in the Fund is not equivalent to investing in DIS. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DIS.
The Walt Disney Company Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Walt Disney Company shares face risks associated with: the potential for a decline in global and regional economic conditions; fluctuations in foreign currency; changes in technology and consumer consumption patterns; may be misaligned with public and consumer tastes and preferences for entertainment and travel; variety of events that are uncontrollable and would disrupt business, including health events, natural disasters and climate change; increasing competitive pressures; ability to renew long-term contracts on favorable terms; damage to reputation or brand; ability to obtain required financing; labor disputes; business seasonality; ability to attract and retain employees; maintenance of intellectual property; cybersecurity threats and data breaches; changing regulations may impact business; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of DIS. Significant short-term price movements in DIS could adversely impact the performance of both DIS and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DIS.
Concentration Risk — The Fund will be concentrated in a particular security, DIS, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the communication services sector and the entertainment industry (the risks of which are described below), the same industry and/or sector to which DIS is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact DIS and/or communication services sector and the entertainment industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Entertainment Industry Risk — Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment
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industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DIS, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
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Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily DKNG Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily DKNG Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of DraftKings Inc. (NASDAQ: DKNG) ("DKNG"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of DKNG for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of DKNG for that period. Longer holding periods, higher volatility of DKNG and leverage increase the impact of compounding on an investor’s returns. During periods of higher DKNG volatility, the volatility of DKNG may affect the Fund’s return as much as, or more than, the return of DKNG.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if DKNG’s performance is flat, and it is possible that the Fund will lose money even if DKNG’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if DKNG loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of DKNG. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of DKNG and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to DKNG, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
DraftKings, Inc. is a digital sports entertainment and gaming company, which engages in the provision of online sports betting, online casino, daily fantasy sports product offerings, DraftKings Marketplace, retail sportsbook, media, and other consumer product offerings. The company was founded in 2011 and is headquartered in Boston, Massachusetts. DKNG is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by DraftKings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-41379 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding DraftKings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, DKNG is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in DKNG that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain DKNG exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants, & leisure industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the hotels, restaurants, & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of DKNG. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to DKNG is consistent with the Fund’s investment objective. The impact of DKNG’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of DKNG has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of DKNG has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding DraftKings Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding DraftKings Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of DKNG have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning DraftKings Inc. could affect the value of the Fund’s investments with respect to DKNG and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of DKNG’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of DKNG during the shareholder’s holding period.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of DKNG. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of DKNG.
As shown in the chart below, the Fund would be expected to lose 6.1% if DKNG provided no return over a one year period during which DKNG experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if DKNG’s return is flat. For instance, if DKNG’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of DKNG and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of DKNG. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
DKNG’s annualized historical volatility rate for the five year period ended December 31, 2025 was 61.87%. DKNG’s highest volatility rate for any one calendar year during the five year period was 96.37% and volatility for a shorter period of time may have been substantially higher. DKNG’s annualized performance for the five-year period ended December 31, 2025 was -5.84%. Historical volatility and performance are not indications of what DKNG volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of DKNG resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in DKNG, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of DKNG. This would result in a total loss of a shareholder’s investment in one day even if DKNG subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if DKNG’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with DKNG and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to
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losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to DKNG that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to DKNG and therefore achieve its daily leveraged investment objective. The Fund’s exposure to DKNG is impacted by DKNG’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to DKNG at the end of each day. The possibility of the Fund being materially over- or under-exposed to DKNG increases on days when DKNG is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) DKNG. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with DKNG or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to DKNG, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to DKNG. Any of these factors could decrease the correlation between the performance of the Fund and DKNG and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange
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trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — DraftKings Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of DKNG and make no representation as to the performance of DKNG. Investing in the Fund is not equivalent to investing in DKNG. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to DKNG.
DraftKings, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DraftKings, Inc. shares face risks associated with: significant competition in the industry; economic downturns and market conditions are uncontrollable; foreign regulations may change; reductions in consumer discretionary spending could have an adverse effect on business; fluctuations in operating results; historical losses may reoccur in the future; business demand fluctuates seasonally; reliance on artificial intelligence and information technology; vulnerability for data breaches; reliance on third party providers in uncontrollable; reliance on third party payment processors and sports data providers; failure to detect fraud or theft; reliance on strategic relationships with casinos, tribes and horse-tracks to offer services in certain jurisdictions; growth is dependent on development of new users, products and offerings; growth is also dependent on the legal status of real-money gambling; ability to obtain adequate financing; likelihood for errors in odd calculations; negative events may result in negative press; difficulty accessing the service of banks and financial institutions; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of DKNG. Significant short-term price movements in DKNG could adversely impact the performance of both DKNG and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of DKNG.
Concentration Risk — The Fund will be concentrated in a particular security, DKNG, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the hotels, restaurants, & leisure industry (the risks of which are described below), the same industry and/or sector to which DKNG is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact DKNG and/or consumer discretionary sector and the hotels, restaurants, & leisure industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Sports Betting & iGaming Companies Risk — The iGaming and sports betting industry is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of iGaming and sports betting in other jurisdictions (both regulated and unregulated) could increase competition with traditional betting companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, iGaming and sports betting companies face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and
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movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing sports betting companies. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of these companies.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to DKNG, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with
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a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility.
Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
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The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily GM Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily GM Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of General Motors Company (NYSE: GM) ("GM"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of GM for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of GM for that period. Longer holding periods, higher volatility of GM and leverage increase the impact of compounding on an investor’s returns. During periods of higher GM volatility, the volatility of GM may affect the Fund’s return as much as, or more than, the return of GM.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if GM’s performance is flat, and it is possible that the Fund will lose money even if GM’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if GM loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of GM. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of GM and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to GM, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
General Motors Company engages in the designing, manufacturing, and selling of trucks, crossovers, cars, and automobile parts, and in providing software-enabled services and subscriptions. The company was founded in 1908 and is headquartered in Detroit, MI. GM is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by General Motors Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-34960 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding General Motors Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, GM is assigned to the consumer discretionary sector and automobiles industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in GM that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain GM exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and automobiles industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and automobiles industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of GM. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to GM is consistent with the Fund’s investment objective. The impact of GM’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of GM has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of GM has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding General Motors Company from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding General Motors Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of GM have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning General Motors Company could affect the value of the Fund’s investments with respect to GM and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of GM’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of GM during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the
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following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of GM. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of GM.
As shown in the chart below, the Fund would be expected to lose 6.1% if GM provided no return over a one year period during which GM experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if GM’s return is flat. For instance, if GM’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of GM and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of GM. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
GM’s annualized historical volatility rate for the five year period ended December 31, 2025 was 37.24%. GM’s highest volatility rate for any one calendar year during the five year period was 44.21% and volatility for a shorter period of time may have been substantially higher. GM’s annualized performance for the five-year period ended December 31, 2025 was 15.13%. Historical volatility and performance are not indications of what GM volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of GM resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in GM, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of GM. This would result in a total loss of a shareholder’s investment in one day even if GM subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if GM’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with GM and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly
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and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to GM that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to GM and therefore achieve its daily leveraged investment objective. The Fund’s exposure to GM is impacted by GM’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to GM at the end of each day. The possibility of the Fund being materially over- or under-exposed to GM increases on days when GM is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) GM. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with GM or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to GM, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to GM. Any of these factors could decrease the correlation between the performance of the Fund and GM and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically
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due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
General Motors Company Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, GM faces the risks of failing to deliver or develop new products could impact results; failure to attract or retain key personnel; design and introduction of new vehicles must be timely; long term success is reliant on development of and consumer adoption of electric vehicles; intense competition; climate change, including changing regulations related to emissions; global automobile market sales volumes may be volatile and subject to additional regulations; inflationary pressures and increased costs of commodities or raw materials would impact performance; disruption of a manufacturing facility or a supplier’s operations would disrupt production schedules; public health crises could disrupt business operations; providing financial services to customers and dealers can be volatile; as well as risks related to intellectual property, government regulations, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — General Motors Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of GM and make no representation as to the performance of GM. Investing in the Fund is not equivalent to investing in GM. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to GM.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of GM. Significant short-term price movements in GM could adversely impact the performance of both GM and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of GM.
Concentration Risk — The Fund will be concentrated in a particular security, GM, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and automobiles industry (the risks of which are described below), the same industry and/or sector to which GM is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact GM and/or consumer discretionary sector and automobiles industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Automotive Companies Risk — The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to
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competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to GM, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S.
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securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
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Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily KO Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily KO Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of The Coca-Cola Company (NYSE: KO) ("KO"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of KO for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of KO for that period. Longer holding periods, higher volatility of KO and leverage increase the impact of compounding on an investor’s returns. During periods of higher KO volatility, the volatility of KO may affect the Fund’s return as much as, or more than, the return of KO.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if KO’s performance is flat, and it is possible that the Fund will lose money even if KO’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if KO loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of KO. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of KO and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to KO, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
The Coca-Cola Company engages in the manufacturing and marketing of non-alcoholic beverages. It operates through the following segments: Europe, Middle East and Africa, Latin America, North America, Asia Pacific, Global Ventures, and Bottling Investments. The company was founded in 1886 and is headquartered in Atlanta, Georgia. KO is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by The Coca-Cola Company pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-02217 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding The Coca-Cola Company may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, KO is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in KO that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain KO exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer staples industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of KO. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to KO is consistent with the Fund’s investment objective. The impact of KO’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of KO has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of KO has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding The Coca-Cola Company from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding The Coca-Cola Company is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of KO have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning The Coca-Cola Company could affect the value of the Fund’s investments with respect to KO and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of KO’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of KO during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the
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following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of KO. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of KO.
As shown in the chart below, the Fund would be expected to lose 6.1% if KO provided no return over a one year period during which KO experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if KO’s return is flat. For instance, if KO’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of KO and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of KO. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
KO’s annualized historical volatility rate for the five year period ended December 31, 2025 was 16.00%. KO’s highest volatility rate for any one calendar year during the five year period was 19.81% and volatility for a shorter period of time may have been substantially higher. KO’s annualized performance for the five-year period ended December 31, 2025 was 8.18%. Historical volatility and performance are not indications of what KO volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of KO resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in KO, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of KO. This would result in a total loss of a shareholder’s investment in one day even if KO subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if KO’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with KO and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly
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and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to KO that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to KO and therefore achieve its daily leveraged investment objective. The Fund’s exposure to KO is impacted by KO’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to KO at the end of each day. The possibility of the Fund being materially over- or under-exposed to KO increases on days when KO is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) KO. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with KO or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to KO, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to KO. Any of these factors could decrease the correlation between the performance of the Fund and KO and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically
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due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — The Coca-Cola Company is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of KO and make no representation as to the performance of KO. Investing in the Fund is not equivalent to investing in KO. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to KO.
The Coca-Cola Company Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Coca-Cola Company shares face risks associated with: potential for changes in the economic and geopolitical conditions; increased competition; failure of innovation; changes in retail landscape; inability to expand business into emerging and developing countries; ability to attract and retain key employees; disruptions in the supply chain; reliance on third-party service providers; labor disputes; changes in consumer demands; perceived negative effects of certain ingredients; product safety and health concerns; negative publicity; reliance on bottling partners; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of KO. Significant short-term price movements in KO could adversely impact the performance of both KO and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of KO.
Concentration Risk — The Fund will be concentrated in a particular security, KO, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer staples industry (the risks of which are described below), the same industry and/or sector to which KO is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact KO and/or consumer staples industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
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To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to KO, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
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Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily LCID Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily LCID Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Lucid Group, Inc. (NASDAQ: LCID) ("LCID"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of LCID for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of LCID for that period. Longer holding periods, higher volatility of LCID and leverage increase the impact of compounding on an investor’s returns. During periods of higher LCID volatility, the volatility of LCID may affect the Fund’s return as much as, or more than, the return of LCID.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if LCID’s performance is flat, and it is possible that the Fund will lose money even if LCID’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if LCID loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of LCID. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of LCID and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to LCID, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Lucid Group, Inc. manufactures electric vehicles. It designs, develops, and builds energy storage systems for electric vehicles and supplies automakers with the battery pack system needed to power hybrid, plug-in, and electric vehicles. The company was founded in December 2007 and is headquartered in Newark, California. LCID is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Lucid Group, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39408 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Lucid Group, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, LCID is assigned to the consumer discretionary sector and automotive industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in LCID that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain LCID exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the automotive industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the automotive industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of LCID. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to LCID is consistent with the Fund’s investment objective. The impact of LCID’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of LCID has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of LCID has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Lucid Group, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Lucid Group, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of LCID have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Lucid Group, Inc. could affect the value of the Fund’s investments with respect to LCID and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of LCID’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of LCID during the shareholder’s holding period.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of LCID. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of LCID.
As shown in the chart below, the Fund would be expected to lose 6.1% if LCID provided no return over a one year period during which LCID experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if LCID’s return is flat. For instance, if LCID’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of LCID and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of LCID. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
LCID’s annualized historical volatility rate for the period from July 26, 2021 (the offering date of LCID) to December 31, 2025 was 82.29%. LCID's highest volatility rate for any one full calendar year for the period from July 26, 2021 (the offering date of LCID) through December 31, 2025 was 95.31% and volatility for a shorter period of time may have been substantially higher. LCID’s annualized performance for the period from July 26, 2021 (the offering date of LCID) to December 31, 2025 was -51.77%. Historical volatility and performance are not indications of what the volatility and performance of LCID will be in the future. The volatility of instruments that reflect the value of LCID, such as swaps, may differ from the volatility of LCID.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of LCID resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in LCID, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of LCID. This would result in a total loss of a shareholder’s investment in one day even if LCID subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if LCID’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with LCID and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference
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asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to LCID that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to LCID and therefore achieve its daily leveraged investment objective. The Fund’s exposure to LCID is impacted by LCID’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to LCID at the end of each day. The possibility of the Fund being materially over- or under-exposed to LCID increases on days when LCID is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) LCID. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with LCID or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to LCID, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to LCID. Any of these factors could decrease the correlation between the performance of the Fund and LCID and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including,
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but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Lucid Group, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Lucid Group, Inc. shares face risks associated with: limited operating history and future business prospects; historical net losses continuing; an inability to control substantial costs; cancellable orders; a global downtown or recession; dependence on a single model of vehicle; the cancellation of or inability to fulfill a large contract from Saudi Arabia; dependence on brand image; no third-party retail product distribution and service network; consumers’ adoption of electric vehicles; changing international business operations; significant barriers to entry and competition in the automotive industry; elimination or reduction of government initiatives; an inability to offer attractive leasing and financing options; development of technology related to autonomous driving advanced driving assistance; low gas prices hampering demand; supply chain complexities; as well as regulatory, tax, insurance, legal and litigation issues.
Non-Affiliation Risk — Lucid Group, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of LCID and make no representation as to the performance of LCID. Investing in the Fund is not equivalent to investing in LCID. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to LCID.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of LCID. Significant short-term price movements in LCID could adversely impact the performance of both LCID and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of LCID.
Concentration Risk — The Fund will be concentrated in a particular security, LCID, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the automotive industry (the risks of which are described below), the same industry and/or sector to which LCID is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact LCID and/or consumer discretionary sector and the automotive industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Automotive Companies Risk — The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Electric and Autonomous Vehicles Company Risk —
Electric and autonomous vehicles companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric and autonomous vehicles companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by
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these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Electric and autonomous vehicles companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Electric and autonomous vehicles companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of electric and autonomous vehicles companies may be concentrated in a particular country, region or industry, including in emerging markets. Any adverse event affecting one of these countries, regions or industries could have a negative impact on electric and autonomous vehicles companies.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to LCID, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of
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which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the
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secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily LUV Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily LUV Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Southwest Airlines Co. (NYSE: LUV) ("LUV"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of LUV for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of LUV for that period. Longer holding periods, higher volatility of LUV and leverage increase the impact of compounding on an investor’s returns. During periods of higher LUV volatility, the volatility of LUV may affect the Fund’s return as much as, or more than, the return of LUV.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if LUV’s performance is flat, and it is possible that the Fund will lose money even if LUV’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if LUV loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of LUV. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of LUV and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to LUV, consistent with the Fund’s investment objective. The financial instrument in which
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Direxion Shares ETF Trust Prospectus

the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Southwest Airlines Co. engages in the operation and management of a passenger airline. The company was founded in1967 and is headquartered in Dallas, TX. LUV is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Southwest Airlines Co. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-7259 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Southwest Airlines Co. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, LUV is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in LUV that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain LUV exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of LUV. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to LUV is consistent with the Fund’s investment objective. The impact of LUV’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of LUV has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of LUV has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Southwest Airlines Co. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Southwest Airlines Co. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of LUV have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Southwest Airlines Co. could affect the value of the Fund’s investments with respect to LUV and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of LUV’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of LUV during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of LUV. The chart below provides
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examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of LUV.
As shown in the chart below, the Fund would be expected to lose 6.1% if LUV provided no return over a one year period during which LUV experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if LUV’s return is flat. For instance, if LUV’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of LUV and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of LUV. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
LUV’s annualized historical volatility rate for the five year period ended December 31, 2025 was 36.36%. LUV’s highest volatility rate for any one calendar year during the five year period was 42.67% and volatility for a shorter period of time may have been substantially higher. LUV’s annualized performance for the five-year period ended December 31, 2025 was -0.96%. Historical volatility and performance are not indications of what LUV volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment
Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of LUV resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in LUV, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of LUV. This would result in a total loss of a shareholder’s investment in one day even if LUV subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if LUV’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with LUV and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap
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agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to LUV that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the
Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to LUV and therefore achieve its daily leveraged investment objective. The Fund’s exposure to LUV is impacted by LUV’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to LUV at the end of each day. The possibility of the Fund being materially over- or under-exposed to LUV increases on days when LUV is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) LUV. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with LUV or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to LUV, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to LUV. Any of these factors could decrease the correlation between the performance of the Fund and LUV and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies,
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will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Southwest Airlines Co. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, LUV faces the risks of economic downturns; inability to compete as low cost carrier; increasing insurance costs; intense competition; reliance on a single manufacturer for aircraft and engines; labor disputes; extreme weather conditions; extensive governmental regulations, including environmental regulations; international operations may cause additional management concerns; reputational harm; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Southwest Airlines Co. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of LUV and make no representation as to the performance of LUV. Investing in the Fund is not equivalent to investing in LUV. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to LUV.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of LUV. Significant short-term price movements in LUV could adversely impact the performance of both LUV and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of LUV.
Concentration Risk — The Fund will be concentrated in a particular security, LUV, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which LUV is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact LUV and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
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Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to LUV, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be
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maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily MARA Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily MARA Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of MARA Holdings, Inc. (NASDAQ: MARA) ("MARA"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of MARA for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of MARA for that period. Longer holding periods, higher volatility of MARA and leverage increase the impact of compounding on an investor’s returns. During periods of higher MARA volatility, the volatility of MARA may affect the Fund’s return as much as, or more than, the return of MARA.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if MARA’s performance is flat, and it is possible that the Fund will lose money even if MARA’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if MARA loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of MARA. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of MARA and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to MARA, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
MARA Holdings, Inc. is a digital asset technology company, which engages in mining cryptocurrencies with a focus on the Bitcoin ecosystem. It also deals with owning and operating bitcoin mining facilities or data centers, selling proprietary software or technology to third parties operating in the Bitcoin ecosystem, offering advisory and consulting services to support Bitcoin mining ventures in domestic and international jurisdictions, and generating electricity from renewable energy resources or methane gas capture to power Bitcoin mining projects. The company was founded in 2010 and is headquartered in Fort Lauderdale, Florida. MARA is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by MARA Holdings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-36555 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding MARA Holdings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, MARA is assigned to the information technology sector and the software industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in MARA that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain MARA exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the information technology sector and the software industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the information technology sector and the software industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of MARA. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to MARA is consistent with the Fund’s investment objective. The impact of MARA’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of MARA has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of MARA has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding MARA Holdings, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding MARA Holdings, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MARA have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning MARA Holdings, Inc. could affect the value of the Fund’s investments with respect to MARA and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of MARA’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the
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period of time an investment in the Fund is held and the volatility of MARA during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of MARA. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of MARA.
As shown in the chart below, the Fund would be expected to lose 6.1% if MARA provided no return over a one year period during which MARA experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if MARA’s return is flat. For instance, if MARA’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of MARA and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of MARA. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
MARA’s annualized historical volatility rate for the five year period ended December 31, 2025 was 114.92%. MARA’s highest volatility rate for any one calendar year during the five year period was 134.62% and volatility for a shorter period of time may have been substantially higher. MARA’s annualized performance for the five-year period ended December 31, 2025 was -2.97%. Historical volatility and performance are not indications of what MARA volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of MARA resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in MARA, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of MARA. This would result in a total loss of a shareholder’s investment in one day even if MARA subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if MARA’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with MARA and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
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Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to MARA that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to MARA and therefore achieve its daily leveraged investment objective. The Fund’s exposure to MARA is impacted by MARA’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to MARA at the end of each day. The possibility of the Fund being materially over- or under-exposed to MARA increases on days when MARA is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) MARA. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with MARA or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to MARA, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to MARA. Any of these factors could decrease the correlation between the performance of the Fund and MARA and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes
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in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — MARA Holdings, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of MARA and make no representation as to the performance of MARA. Investing in the Fund is not equivalent to investing in MARA. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to MARA.
MARA Holdings, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, MARA Holdings, Inc. shares face risks associated with: bitcoin and bitcoin prices are highly volatile; the regulatory environment of bitcoin is ever evolving; failure to grow hash rate could result in the operations to suffer; potential for the disruptions of the crypto asset markets; geopolitical and economic crisis; open-source structure of the Bitcoin network protocol could adversely impact operations; potential for “forks” in the blockchain; mining and processing irregularities; reliance on immersion-cooling; loss or destruction of private keys may be irreversible; security threats; ability to adapt to changing technology; limitation of legal recourse available; security breaches, privacy concerns and cybersecurity attacks; reliance on third-party hosting; intellectual property rights claims may adversely affect operations; reliance on key personnel; prolonged power or internet outages; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of MARA. Significant short-term price movements in MARA could adversely impact the performance of both MARA and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of MARA.
Concentration Risk — The Fund will be concentrated in a particular security, MARA, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the information technology sector and the software industry (the risks of which are described below), the same industry and/or sector to which MARA is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact MARA and/or information technology sector and the software industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Crypto Industry Investing Risk— Companies in the crypto industry are subject to various risks, including the inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft. Some of the companies in which the Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. Crypto asset markets are also relatively new markets, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation. Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual
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property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Software Industry Risk — Companies that develop and implement computer software can face risks associated with intense competition, especially in new product development, deployment and delivery, product obsolescence or saturation, cybersecurity risks as well as changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to MARA, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions
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and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and
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discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily NKE Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily NKE Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Class B Shares of NIKE, Inc. (NYSE: NKE) ("NKE"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of NKE for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of NKE for that period. Longer holding periods, higher volatility of NKE and leverage increase the impact of compounding on an investor’s returns. During periods of higher NKE volatility, the volatility of NKE may affect the Fund’s return as much as, or more than, the return of NKE.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if NKE’s performance is flat, and it is possible that the Fund will lose money even if NKE’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if NKE loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of NKE. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of NKE and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to NKE, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
NIKE, Inc. engages in the design, development, marketing, and sale of athletic footwear, apparel, accessories, equipment, and services. The company was founded in 1964 and is headquartered in Beaverton, OR. NKE is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by NIKE, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-10635 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding NIKE, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, NKE is assigned to the consumer discretionary sector and textiles, apparel & luxury goods industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in NKE that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain NKE exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and textiles, apparel & luxury goods industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and textiles, apparel & luxury goods industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of NKE. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to NKE is consistent with the Fund’s investment objective. The impact of NKE’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of NKE has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of NKE has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding NIKE, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding NIKE, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of NKE have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning NIKE, Inc. could affect the value of the Fund’s investments with respect to NKE and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of NKE’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of NKE during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of NKE. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of NKE.
As shown in the chart below, the Fund would be expected to lose 6.1% if NKE provided no return over a one year period during which NKE experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if NKE’s return is flat. For instance, if NKE’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of NKE and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of NKE. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
NKE’s annualized historical volatility rate for the five year period ended December 31, 2025 was 34.86%. NKE’s highest volatility rate for any one calendar year during the five year period was 42.38% and volatility for a shorter period of time may have been substantially higher. NKE’s annualized performance for the five-year period ended December 31, 2025 was -13.52%. Historical volatility and performance are not indications of what NKE volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of NKE resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in NKE, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of NKE. This would result in a total loss of a shareholder’s investment in one day even if NKE subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if NKE’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with NKE and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to NKE that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to NKE and therefore achieve its daily leveraged investment objective. The Fund’s exposure to NKE is impacted by NKE’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to NKE at the end of each day. The possibility of the Fund being materially over- or under-exposed to NKE increases on days when NKE is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) NKE. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with NKE or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to NKE, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to NKE. Any of these factors could decrease the correlation between the performance of the Fund and NKE and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
NIKE, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, NKE faces the risks of economic downturns; intense competition; inflationary pressure as well as changing currency rates; climate change and related regulatory changes; extreme weather and natural disasters; pandemic impacts or other public health emergencies; brand or reputational harm; inability to anticipate customer preferences and demands; reliance on innovation; seasonal demands; failing to obtain and maintain high-quality endorsement deals; reliance on technology; consolidation of retailers; concentration in manufacturing; competition for prime real estate; international operations, including overseas sourcing, manufacturing and financing; global distribution disruptions; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — NIKE, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of NKE and make no representation as to the performance of NKE. Investing in the Fund is not equivalent to investing in NKE. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to NKE.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of NKE. Significant short-term price movements in NKE could adversely impact the performance of both NKE and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of NKE.
Concentration Risk — The Fund will be concentrated in a particular security, NKE, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and textiles, apparel & luxury goods industry (the risks of which are described below), the same industry and/or sector to which NKE is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact NKE and/or consumer discretionary sector and textiles, apparel & luxury goods industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Textiles, Apparel & Luxury Goods Industry Risk - Companies in the textiles, apparel and luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. These companies may be subject to changes in consumer preferences, and technologies employed by companies in the textiles, apparel and luxury goods industry may become obsolete. The success of companies in the textiles, apparel and luxury goods industry may depend heavily on the consumer spending of a relatively small segment of the general population and changes in consumer taste among such segment of the population can also affect the demand for, and success of, such companies. Since these types of companies are dependent on consumer spending, they can be especially sensitive to a decline in consumer confidence or any downturns in the broader economy. Demand for textiles, apparel and luxury goods may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
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Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to NKE, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be
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maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily O Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily O Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Realty Income Corporation (NYSE: O) ("O"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of O for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of O for that period. Longer holding periods, higher volatility of O and leverage increase the impact of compounding on an investor’s returns. During periods of higher O volatility, the volatility of O may affect the Fund’s return as much as, or more than, the return of O.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if O’s performance is flat, and it is possible that the Fund will lose money even if O’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if O loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of O. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of O and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to O, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Realty Income Corporation is a real estate company, which engages in generating dependable monthly cash dividends from a consistent and predictable level of cash flow from operations. The company was founded in 1969 and is headquartered in San Diego, California. O is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Realty Income Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-13374 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Realty Income Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, O is assigned to the real estate sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in O that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain O exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the real estate sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the real estate sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of O. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to O is consistent with the Fund’s investment objective. The impact of O’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of O has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of O has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Realty Income Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Realty Income Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of O have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Realty Income Corporation could affect the value of the Fund’s investments with respect to O and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of O’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of O during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of O. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of O.
As shown in the chart below, the Fund would be expected to lose 6.1% if O provided no return over a one year period during which O experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if O’s return is flat. For instance, if O’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of O and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of O. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
O’s annualized historical volatility rate for the five year period ended December 31, 2025 was 19.12%. O’s highest volatility rate for any one calendar year during the five year period was 22.41% and volatility for a shorter period of time may have been substantially higher. O’s annualized performance for the five-year period ended December 31, 2025 was 3.13%. Historical volatility and performance are not indications of what O volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of O resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in O, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of O. This would result in a total loss of a shareholder’s investment in one day even if O subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if O’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with O and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to O that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to O and therefore achieve its daily leveraged investment objective. The Fund’s exposure to O is impacted by O’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to O at the end of each day. The possibility of the Fund being materially over- or under-exposed to O increases on days when O is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) O. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with O or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to O, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to O. Any of these factors could decrease the correlation between the performance of the Fund and O and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Realty Income Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of O and make no representation as to the performance of O. Investing in the Fund is not equivalent to investing in O. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to O.
Realty Income Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, in addition to the risks associated with companies in the real estate sector, Realty Income Corporation shares face risks associated with: variability in the supply and demand of real estate; unknown environmental liability of being a property owner; failure to qualify as a REIT; changing regulations related to REITs; debt and preferred stock financing; real estate investment is illiquid; international investment comes with additional risks; property taxes may increase; regulations regarding gaming facilities may change; compliance with the Americans with Disabilities Act of 1990 and regulations promulgated thereunder; climate change impacts are hard to predict; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of O. Significant short-term price movements in O could adversely impact the performance of both O and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of O.
Concentration Risk — The Fund will be concentrated in a particular security, O, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the real estate sector (the risks of which are described below), the same industry and/or sector to which O is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact O and/or real estate sector.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Real Estate Sector Risk - Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses,
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realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to O, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply
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and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily PDD Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily PDD Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the American depositary receipts of PDD Holdings Inc. (NASDAQ: PDD) ("PDD"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of PDD for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of PDD for that period. Longer holding periods, higher volatility of PDD and leverage increase the impact of compounding on an investor’s returns. During periods of higher PDD volatility, the volatility of PDD may affect the Fund’s return as much as, or more than, the return of PDD.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if PDD’s performance is flat, and it is possible that the Fund will lose money even if PDD’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if PDD loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of PDD. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of PDD and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to PDD, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
PDD Holdings, Inc. is a multinational commerce group that owns and operates a portfolio of businesses. The Company was founded in 2015 and is headquartered in Dublin, Ireland. PDD is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by PDD Holdings Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38591 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding PDD Holdings Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, PDD is assigned to the consumer discretionary sector and retail industry. PDD is a Chinese-based company and is traded as an American Depositary Receipt ("ADR") in the United States.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in PDD that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain PDD exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and retail industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and retail industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of PDD. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to PDD is consistent with the Fund’s investment objective. The impact of PDD’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of PDD has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of PDD has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding PDD Holdings Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding PDD Holdings Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of PDD have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning PDD Holdings Inc. could affect the value of the Fund’s investments with respect to PDD and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of PDD’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of PDD during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of PDD. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of PDD.
As shown in the chart below, the Fund would be expected to lose 6.1% if PDD provided no return over a one year period during which PDD experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if PDD’s return is flat. For instance, if PDD’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of PDD and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of PDD. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
PDD’s annualized historical volatility rate for the five year period ended December 31, 2025 was 70.16%. PDD’s highest volatility rate for any one calendar year during the five year period was 103.25% and volatility for a shorter period of time may have been substantially higher. PDD’s annualized performance for the five-year period ended December 31, 2025 was -8.59%. Historical volatility and performance are not indications of what PDD volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of PDD resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in PDD, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of PDD. This would result in a total loss of a shareholder’s investment in one day even if PDD subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if PDD’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with PDD and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to PDD that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to PDD and therefore achieve its daily leveraged investment objective. The Fund’s exposure to PDD is impacted by PDD’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to PDD at the end of each day. The possibility of the Fund being materially over- or under-exposed to PDD increases on days when PDD is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) PDD. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with PDD or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to PDD, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to PDD. Any of these factors could decrease the correlation between the performance of the Fund and PDD and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
PDD Holdings Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PDD faces the risks of historical performance may not predict future performance; difficult to anticipate customers’ preferences; brand or reputational harm; intense competition; laws and regulations governing the business are complex and ever changing; liability associated with sale of counterfeit or otherwise illegal or unauthorized products; claims submitted under consumer protection laws; running an international corporate structure with multi-jurisdictional operations, including significant business in China; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — PDD Holdings Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of PDD and make no representation as to the performance of PDD. Investing in the Fund is not equivalent to investing in PDD. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to PDD.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of PDD. Significant short-term price movements in PDD could adversely impact the performance of both PDD and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of PDD.
Concentration Risk — The Fund will be concentrated in a particular security, PDD, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and retail industry (the risks of which are described below), the same industry and/or sector to which PDD is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact PDD and/or consumer discretionary sector and retail industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Retail Industry Risk - Retail and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retail industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Chinese Securities Risks — Although the economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a government-planned socialist economy to a more market-oriented economy since the 1970s, the level of government involvement in China’s economy continues to distinguish it from other global markets as the majority of productive assets in China are owned (at different levels) by the PRC. Due to PRC government economic reforms during the last thirty years, China’s economy, as reflected in the value of Chinese issuers, has experienced significant growth. There can be no assurance, however, that the PRC government will continue to pursue such reforms.
In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent
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trading halts, low trading volume and price volatility. In addition, in recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Laws and regulations in China are less well-developed and may not be enforced, and court decisions do not establish binding precedent. In addition, laws and regulations may change with little or no advance notice. Accordingly, there is little assurance about the effect of laws and regulations, including those regarding foreign investment in Chinese securities. The PRC government strictly regulates foreign currency transactions, effectively controlling the flow of capital into and out of China. The Chinese authorities can intervene in the operations and structure of Chinese companies.
The Chinese economy is export-driven and highly reliant on trade. China’s maintenance of relationships with its primary trading partners, such as the U.S., Japan, South Korea and countries in the European Union, is critical to the Chinese economy. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
Inflation has historically been an issue in China, and the taxation of investments in China remains unsettled. Chinese issuers and the Fund, as an investor in such issuers, could be subject to retroactive taxation. There also remains a risk that assets or investments in China will be nationalized or expropriated. China’s securities markets can be more volatile than other global markets and issuers in them are not typically required to provide the same amount or quality of information, including financial information, as U.S. companies. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally have little to no recourse due to the lack of remedies available in China, and the difficulty of pursuing and enforcing remedies.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
American Depositary Receipt (“ADRs”) Risk — ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to PDD, change its investment objective, reduce its exposure for a period of time or close.
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Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
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Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily RBLX Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily RBLX Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Roblox Corporation (NYSE: RBLX) ("RBLX"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of RBLX for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of RBLX for that period. Longer holding periods, higher volatility of RBLX and leverage increase the impact of compounding on an investor’s returns. During periods of higher RBLX volatility, the volatility of RBLX may affect the Fund’s return as much as, or more than, the return of RBLX.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RBLX’s performance is flat, and it is possible that the Fund will lose money even if RBLX’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if RBLX loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of RBLX. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of RBLX and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to RBLX, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Roblox Corporation engages in the provision of online gaming services. The company was founded in March 2004 and is headquartered in San Mateo, California. RBLX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Roblox Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39763 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Roblox Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RBLX is assigned to the communication services sector and the entertainment industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RBLX that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain RBLX exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and the entertainment industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the communication services sector and the entertainment industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RBLX. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RBLX is consistent with the Fund’s investment objective. The impact of RBLX’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RBLX has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RBLX has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company
Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Roblox Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Roblox Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RBLX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Roblox Corporation could affect the value of the Fund’s investments with respect to RBLX and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of RBLX’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RBLX during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid
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with respect to securities of RBLX. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of RBLX.
As shown in the chart below, the Fund would be expected to lose 6.1% if RBLX provided no return over a one year period during which RBLX experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RBLX’s return is flat. For instance, if RBLX’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of RBLX and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of RBLX. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
RBLX’s annualized historical volatility rate for the period from March 10, 2021 (the offering date of RBLX) to December 31, 2025 was 70.00%. RBLX's highest volatility rate for any one full calendar year for the period from March 10, 2021 (the offering date of RBLX) through December 31, 2025 was 97.43% and volatility for a shorter period of time may have been substantially higher. RBLX’s annualized performance for the period from March 10, 2021 (the offering date of RBLX) to December 31, 2025 was 3.24%. Historical volatility and performance are not indications of what the volatility and performance of RBLX will be in the future. The volatility of instruments that reflect the value of RBLX, such as swaps, may differ from the volatility of RBLX.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of RBLX resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in RBLX, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of RBLX. This would result in a total loss of a shareholder’s investment in one day even if RBLX subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if RBLX’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with RBLX and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
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the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RBLX that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to RBLX and therefore achieve its daily leveraged investment objective. The Fund’s exposure to RBLX is impacted by RBLX’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RBLX at the end of each day. The possibility of the Fund being materially over- or under-exposed to RBLX increases on days when RBLX is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RBLX. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with RBLX or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RBLX, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RBLX. Any of these factors could decrease the correlation between the performance of the Fund and RBLX and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest
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rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Roblox Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RBLX and make no representation as to the performance of RBLX. Investing in the Fund is not equivalent to investing in RBLX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RBLX.
Roblox Corporation Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Roblox Corporation shares face risks associated with: historical losses may occur in the future; business seasonality; historical rapid growth may not be indicative of future growth; reliance on third-party operating systems and distribution channels; maintenance of brand and reputation; failure to retain and add new users; dependence on developers to develop new content; prolonged power or internet outages would impede business operations; lack of comprehensive encryption; security and data breaches; international expansion is complex; reliance on suppliers of certain components; use of platform for illegal activities; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of RBLX. Significant short-term price movements in RBLX could adversely impact the performance of both RBLX and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RBLX.
Concentration Risk — The Fund will be concentrated in a particular security, RBLX, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the communication services sector and the entertainment industry (the risks of which are described below), the same industry and/or sector to which RBLX is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact RBLX and/or communication services sector and the entertainment industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Entertainment Industry Risk — Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
E-Gaming Companies Risk — E-Gaming companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. E-Gaming companies may be dependent on one, or a small number,
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of product or product franchises for a significant portion of their revenue and profits and they may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. E-Gaming companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, E-Gaming companies have faced enhanced regulatory scrutiny, and certain regulators have at times suspended the issuance of licenses for new video games. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies could be negatively impacted by disruptions in service caused by hardware or software failure.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RBLX, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance
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of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily RDDT Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily RDDT Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the Class A common shares of Reddit, Inc. (NYSE: RDDT) ("RDDT"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of RDDT for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of RDDT for that period. Longer holding periods, higher volatility of RDDT and leverage increase the impact of compounding on an investor’s returns. During periods of higher RDDT volatility, the volatility of RDDT may affect the Fund’s return as much as, or more than, the return of RDDT.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RDDT’s performance is flat, and it is possible that the Fund will lose money even if RDDT’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if RDDT loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of RDDT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of RDDT and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to RDDT, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
Reddit, Inc. operates an entertainment, social networking, and news website where registered community members can submit content. The company was founded in 2005 and is headquartered in San Francisco, CA. RDDT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Reddit, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-41983 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Reddit, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RDDT is assigned to the communication services sector and interactive media & services industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RDDT that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain RDDT exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the communication services sector and interactive media & services industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the communication services sector and interactive media & services industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RDDT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RDDT is consistent with the Fund’s investment objective. The impact of RDDT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RDDT has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RDDT has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Reddit, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Reddit, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RDDT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Reddit, Inc. could affect the value of the Fund’s investments with respect to RDDT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of RDDT’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RDDT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of RDDT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of RDDT.
As shown in the chart below, the Fund would be expected to lose 6.1% if RDDT provided no return over a one year period during which RDDT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RDDT’s return is flat. For instance, if RDDT’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of RDDT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of RDDT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
RDDT’s annualized historical volatility rate for the period from March 20, 2024 (the offering date of RDDT) to December 31, 2025 was 91.37%. RDDT's highest volatility rate for any one full calendar year for the period from March 20, 2024 (the offering date of RDDT) through December 31, 2025 was 96.45% and volatility for a shorter period of time may have been substantially higher. RDDT’s annualized performance for the period from March 20, 2024 (the offering date of RDDT) to December 31, 2025 was 191.99%. Historical volatility and performance are not indications of what the volatility and performance of RDDT will be in the future. The volatility of instruments that reflect the value of RDDT, such as swaps, may differ from the volatility of RDDT.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of RDDT resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in RDDT, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of RDDT. This would result in a total loss of a shareholder’s investment in one day even if RDDT subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if RDDT’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with RDDT and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to
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losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RDDT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to RDDT and therefore achieve its daily leveraged investment objective. The Fund’s exposure to RDDT is impacted by RDDT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RDDT at the end of each day. The possibility of the Fund being materially over- or under-exposed to RDDT increases on days when RDDT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RDDT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with RDDT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RDDT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RDDT. Any of these factors could decrease the correlation between the performance of the Fund and RDDT and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange
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trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Reddit, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, RDDT faces the risks of inability to increase or retain user base; content contribution reductions; brand and reputational harm; changes in internet search algorithms; operations may fluctuate and monetization of business is in the early stages; failure to attract new advertisers; expansion may slow; interoperation with operating systems, networks, devices, etc. is integral to operations; intense competition; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Reddit, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RDDT and make no representation as to the performance of RDDT. Investing in the Fund is not equivalent to investing in RDDT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RDDT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of RDDT. Significant short-term price movements in RDDT could adversely impact the performance of both RDDT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RDDT.
Concentration Risk — The Fund will be concentrated in a particular security, RDDT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the communication services sector and interactive media & services industry (the risks of which are described below), the same industry and/or sector to which RDDT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact RDDT and/or communication services sector and interactive media & services industry.
Communication Services Sector Risk — The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, and government regulation. Fluctuating domestic and international demand, shifting demographics, and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information, or disruptions in services, which would have a material adverse effect on their businesses.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying
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security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RDDT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net
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asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily RKLB Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily RKLB Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Rocket Lab USA, Inc. (NASDAQ: RKLB) ("RKLB"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of RKLB for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of RKLB for that period. Longer holding periods, higher volatility of RKLB and leverage increase the impact of compounding on an investor’s returns. During periods of higher RKLB volatility, the volatility of RKLB may affect the Fund’s return as much as, or more than, the return of RKLB.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if RKLB’s performance is flat, and it is possible that the Fund will lose money even if RKLB’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if RKLB loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of RKLB. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of RKLB and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to RKLB, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Rocket Lab USA, Inc. is an aerospace company, which engages in the development of rocket launch and control systems for the space and defense industries. The company was founded in 2006 and is headquartered in Long Beach, CA. RKLB is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Rocket Lab USA, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-39560 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Rocket Lab USA, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, RKLB is assigned to the industrials sector and aerospace & defense industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in RKLB that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain RKLB exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and aerospace & defense industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and aerospace & defense industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of RKLB. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to RKLB is consistent with the Fund’s investment objective. The impact of RKLB’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of RKLB has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of RKLB has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Rocket Lab USA, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Rocket Lab USA, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of RKLB have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Rocket Lab USA, Inc. could affect the value of the Fund’s investments with respect to RKLB and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of RKLB’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of RKLB during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of RKLB. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of RKLB.
As shown in the chart below, the Fund would be expected to lose 6.1% if RKLB provided no return over a one year period during which RKLB experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if RKLB’s return is flat. For instance, if RKLB’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of RKLB and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of RKLB. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
RKLB’s annualized historical volatility rate for the five year period ended December 31, 2025 was 76.66%. RKLB’s highest volatility rate for any one calendar year during the five year period was 87.60% and volatility for a shorter period of time may have been substantially higher. RKLB’s annualized performance for the five-year period ended December 31, 2025 was 47.12%. Historical volatility and performance are not indications of what RKLB volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of RKLB resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in RKLB, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of RKLB. This would result in a total loss of a shareholder’s investment in one day even if RKLB subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if RKLB’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with RKLB and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to RKLB that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to RKLB and therefore achieve its daily leveraged investment objective. The Fund’s exposure to RKLB is impacted by RKLB’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to RKLB at the end of each day. The possibility of the Fund being materially over- or under-exposed to RKLB increases on days when RKLB is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) RKLB. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with RKLB or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to RKLB, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to RKLB. Any of these factors could decrease the correlation between the performance of the Fund and RKLB and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Rocket Lab USA, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, RKLB faces the risks of past rapid growth may not translate to future growth rates; limited operating history of company; historical losses; maintaining sustainable order rate for purchases; contracts with governmental entities is subject to additional restrictions; concentration in customer base; funding of the U.S. government could disrupt revenue; difficulty developing new technologies; intense competition; uncertainty in global macroeconomic conditions; reliance on a limited number of vendors; launch vehicles and spacecraft are subject to delays, damage or destruction; launch delays due to defects of failures; raw material supplies may be difficult to procure; space is harsh and unpredictable; increasing congestion of low Earth orbit constellations; labor disputes; fluctuations in foreign exchange rates; improper handling or unplanned events of dangerous materials; failure of infrastructure; as well as risks related to intellectual property, litigation, financing, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Rocket Lab USA, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of RKLB and make no representation as to the performance of RKLB. Investing in the Fund is not equivalent to investing in RKLB. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to RKLB.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of RKLB. Significant short-term price movements in RKLB could adversely impact the performance of both RKLB and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of RKLB.
Concentration Risk — The Fund will be concentrated in a particular security, RKLB, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and aerospace & defense industry (the risks of which are described below), the same industry and/or sector to which RKLB is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact RKLB and/or industrials sector and aerospace & defense industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Aerospace and Defense Industry Risk — The aerospace and defense industry can be significantly affected by government regulation and spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. The financial condition of companies in this industry is heavily influenced by government defense spending, which may be reduced in efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to
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maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to RKLB, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
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Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily SBUX Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily SBUX Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Starbucks Corporation (NASDAQ: SBUX) ("SBUX"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of SBUX for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of SBUX for that period. Longer holding periods, higher volatility of SBUX and leverage increase the impact of compounding on an investor’s returns. During periods of higher SBUX volatility, the volatility of SBUX may affect the Fund’s return as much as, or more than, the return of SBUX.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SBUX’s performance is flat, and it is possible that the Fund will lose money even if SBUX’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if SBUX loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of SBUX. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of SBUX and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to SBUX, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
Starbucks Corporation engages in the production, marketing, and retailing of specialty coffee. The company was founded in 1985, and is headquartered in Seattle, WA. SBUX is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Starbucks Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 000-20322 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Starbucks Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, SBUX is assigned to the consumer discretionary sector and the hotels, restaurants & leisure industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SBUX that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain SBUX exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and the hotels, restaurants & leisure industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and the hotels, restaurants & leisure industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SBUX. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SBUX is consistent with the Fund’s investment objective. The impact of SBUX’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SBUX has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SBUX has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Starbucks Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Starbucks Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SBUX have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Starbucks Corporation could affect the value of the Fund’s investments with respect to SBUX and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of SBUX’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SBUX during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of SBUX. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of SBUX.
As shown in the chart below, the Fund would be expected to lose 6.1% if SBUX provided no return over a one year period during which SBUX experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SBUX’s return is flat. For instance, if SBUX’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of SBUX and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of SBUX. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
SBUX’s annualized historical volatility rate for the five year period ended December 31, 2025 was 31.20%. SBUX’s highest volatility rate for any one calendar year during the five year period was 36.29% and volatility for a shorter period of time may have been substantially higher. SBUX’s annualized performance for the five-year period ended December 31, 2025 was -2.50%. Historical volatility and performance are not indications of what SBUX volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of SBUX resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in SBUX, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of SBUX. This would result in a total loss of a shareholder’s investment in one day even if SBUX subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if SBUX’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with SBUX and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SBUX that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to SBUX and therefore achieve its daily leveraged investment objective. The Fund’s exposure to SBUX is impacted by SBUX’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SBUX at the end of each day. The possibility of the Fund being materially over- or under-exposed to SBUX increases on days when SBUX is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SBUX. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with SBUX or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SBUX, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SBUX. Any of these factors could decrease the correlation between the performance of the Fund and SBUX and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Starbucks Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SBUX faces the risks of brand relevance and execution; strategic initiatives may fail; investments to transform customer experience may not generate expected results; customer preferences are ever changing; reliance on business partners and third-party providers; food or beverage-borne illnesses or other inaccuracies or contamination; projections for new store openings may not be met; operating a global business, including increasing dependence on certain international markets; supply chain disruptions, including costs, interruptions and inadequacies; changes to the greater global macroeconomic conditions; ability to attract and retain key personnel; intense competition; compliance with environmental, social and governance matters; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Starbucks Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SBUX and make no representation as to the performance of SBUX. Investing in the Fund is not equivalent to investing in SBUX. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SBUX.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of SBUX. Significant short-term price movements in SBUX could adversely impact the performance of both SBUX and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SBUX.
Concentration Risk — The Fund will be concentrated in a particular security, SBUX, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and the hotels, restaurants & leisure industry (the risks of which are described below), the same industry and/or sector to which SBUX is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact SBUX and/or consumer discretionary sector and the hotels, restaurants & leisure industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Hotels, Restaurants & Leisure Industry Risk - The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
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Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SBUX, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be
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maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily SONY Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily SONY Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the American depositary receipts of Sony Group Corporation (NYSE: SONY) ("SONY"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of SONY for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of SONY for that period. Longer holding periods, higher volatility of SONY and leverage increase the impact of compounding on an investor’s returns. During periods of higher SONY volatility, the volatility of SONY may affect the Fund’s return as much as, or more than, the return of SONY.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if SONY’s performance is flat, and it is possible that the Fund will lose money even if SONY’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if SONY loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of SONY. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of SONY and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to SONY, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
Sony Group Corporation engages in the development, design, manufacture, and sale of electronic equipment, instruments, devices, game consoles, and software for consumers, professionals and industrial markets. The company was founded in 1946 and is headquartered in Tokyo, Japan. SONY is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Sony Group Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06439 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Sony Group Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, SONY is assigned to the consumer discretionary sector and household durables industry. SONY is a Japanese-based company and is traded as an American Depositary Share ("ADR") in the United States.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in SONY that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain SONY exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer discretionary sector and household durables industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer discretionary sector and household durables industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of SONY. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to SONY is consistent with the Fund’s investment objective. The impact of SONY’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of SONY has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of SONY has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Sony Group Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Sony Group Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of SONY have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Sony Group Corporation could affect the value of the Fund’s investments with respect to SONY and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of SONY’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of SONY during the shareholder’s holding period.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of SONY. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of SONY.
As shown in the chart below, the Fund would be expected to lose 6.1% if SONY provided no return over a one year period during which SONY experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if SONY’s return is flat. For instance, if SONY’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of SONY and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of SONY. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
SONY’s annualized historical volatility rate for the five year period ended December 31, 2025 was 29.06%. SONY’s highest volatility rate for any one calendar year during the five year period was 33.26% and volatility for a shorter period of time may have been substantially higher. SONY’s annualized performance for the five-year period ended
December 31, 2025 was 5.99%. Historical volatility and performance are not indications of what SONY volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of SONY resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in SONY, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of SONY. This would result in a total loss of a shareholder’s investment in one day even if SONY subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if SONY’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with SONY and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
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the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to SONY that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to SONY and therefore achieve its daily leveraged investment objective. The Fund’s exposure to SONY is impacted by SONY’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to SONY at the end of each day. The possibility of the Fund being materially over- or under-exposed to SONY increases on days when SONY is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) SONY. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with SONY or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to SONY, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to SONY. Any of these factors could decrease the correlation between the performance of the Fund and SONY and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest
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rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Sony Group Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, SONY faces the risks of intense competition; inability to maintain adequate research and development into changing demands; strategic initiatives may fail; sales and profitability may be affected by problems with performance of wholesalers, retailers or other third parties; operations as a global company require adherence with a wide range of laws and regulations; management of third-party suppliers and business partners can be difficult; sales and operations are sensitivity to global and regional trends and conditions; fluctuations in currency exchange rates; inability to retain and attract key personnel; changes in consumer behaviors; disruptions due to pandemics or other natural disasters that could disrupt the supply chain; brand and reputational harm; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Sony Group Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of SONY and make no representation as to the performance of SONY. Investing in the Fund is not equivalent to investing in SONY. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to SONY.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of SONY. Significant short-term price movements in SONY could adversely impact the performance of both SONY and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of SONY.
Concentration Risk — The Fund will be concentrated in a particular security, SONY, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer discretionary sector and household durables industry (the risks of which are described below), the same industry and/or sector to which SONY is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact SONY and/or consumer discretionary sector and household durables industry.
Consumer Discretionary Sector Risk —Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, and inflation competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Japanese Economy Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may
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negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and national security concerns.
American Depositary Receipt (“ADRs”) Risk — ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to SONY, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance
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of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in
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large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily TGT Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily TGT Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Target Corporation (NYSE: TGT) ("TGT"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of TGT for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of TGT for that period. Longer holding periods, higher volatility of TGT and leverage increase the impact of compounding on an investor’s returns. During periods of higher TGT volatility, the volatility of TGT may affect the Fund’s return as much as, or more than, the return of TGT.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if TGT’s performance is flat, and it is possible that the Fund will lose money even if TGT’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if TGT loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of TGT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of TGT and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to TGT, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Target Corporation engages in the operation and ownership of general merchandise stores. It offers food and general merchandise, clothing and household goods, electronics, and toys. The company was founded in 1902 and is headquartered in Minneapolis, MN. TGT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Target Corporation pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-6049 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Target Corporation may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, TGT is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in TGT that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain TGT exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of TGT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to TGT is consistent with the Fund’s investment objective. The impact of TGT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of TGT has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of TGT has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Target Corporation from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Target Corporation is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of TGT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Target Corporation could affect the value of the Fund’s investments with respect to TGT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of TGT’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of TGT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of TGT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of TGT.
As shown in the chart below, the Fund would be expected to lose 6.1% if TGT provided no return over a one year period during which TGT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if TGT’s return is flat. For instance, if TGT’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of TGT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of TGT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
TGT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 35.20%. TGT’s highest volatility rate for any one calendar year during the five year period was 48.35% and volatility for a shorter period of time may have been substantially higher. TGT’s annualized performance for the five-year period ended December 31, 2025 was -8.62%. Historical volatility and performance are not indications of what TGT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of TGT resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in TGT, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of TGT. This would result in a total loss of a shareholder’s investment in one day even if TGT subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if TGT’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with TGT and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to TGT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to TGT and therefore achieve its daily leveraged investment objective. The Fund’s exposure to TGT is impacted by TGT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to TGT at the end of each day. The possibility of the Fund being materially over- or under-exposed to TGT increases on days when TGT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) TGT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with TGT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to TGT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to TGT. Any of these factors could decrease the correlation between the performance of the Fund and TGT and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Target Corporation Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, TGT faces the risks of intense competition; inability to anticipate customer demands; brand and reputational harm; inability to develop adequate exclusively branded products; inventory management; seasonality of business; investment and infrastructure risks; supply chain and third-party distribution; greater macroeconomic conditions may fluctuate; natural disasters or adverse weather conditions, including impacts of climate change; workforce management difficulties; as well as risks related to litigation, regulatory changes, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Target Corporation is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of TGT and make no representation as to the performance of TGT. Investing in the Fund is not equivalent to investing in TGT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to TGT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of TGT. Significant short-term price movements in TGT could adversely impact the performance of both TGT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of TGT.
Concentration Risk — The Fund will be concentrated in a particular security, TGT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which TGT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact TGT and/or consumer staples sector.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of
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available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to TGT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the
Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission
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or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily UAL Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily UAL Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of United Airlines Holdings, Inc. (NASDAQ: UAL) ("UAL"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of UAL for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of UAL for that period. Longer holding periods, higher volatility of UAL and leverage increase the impact of compounding on an investor’s returns. During periods of higher UAL volatility, the volatility of UAL may affect the Fund’s return as much as, or more than, the return of UAL.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if UAL’s performance is flat, and it is possible that the Fund will lose money even if UAL’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if UAL loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of UAL. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of UAL and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to UAL, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
United Airlines Holdings, Inc. is a holding company, which engages in the provision of transportation services. It operates through the following geographical segments: Domestic, Atlantic, Pacific, and Latin America. The company was founded in 1968 and is headquartered in Chicago, IL. UAL is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by United Airlines Holdings, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06033 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding United Airlines Holdings, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, UAL is assigned to the industrials sector and airline industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in UAL that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain UAL exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and airlines industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and airlines industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of UAL. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to UAL is consistent with the Fund’s investment objective. The impact of UAL’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of UAL has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of UAL has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding United Airlines Holdings, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding United Airlines Holdings, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UAL have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning United Airlines Holdings, Inc. could affect the value of the Fund’s investments with respect to UAL and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of UAL’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of UAL during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of UAL. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of UAL.
As shown in the chart below, the Fund would be expected to lose 6.1% if UAL provided no return over a one year period during which UAL experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if UAL’s return is flat. For instance, if UAL’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of UAL and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of UAL. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
UAL’s annualized historical volatility rate for the five year period ended December 31, 2025 was 48.04%. UAL’s highest volatility rate for any one calendar year during the five year period was 55.96% and volatility for a shorter period of time may have been substantially higher. UAL’s annualized performance for the five-year period ended December 31, 2025 was 20.91%. Historical volatility and performance are not indications of what UAL volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of UAL resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in UAL, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of UAL. This would result in a total loss of a shareholder’s investment in one day even if UAL subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if UAL’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with UAL and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to UAL that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to UAL and therefore achieve its daily leveraged investment objective. The Fund’s exposure to UAL is impacted by UAL’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to UAL at the end of each day. The possibility of the Fund being materially over- or under-exposed to UAL increases on days when UAL is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) UAL. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with UAL or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to UAL, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to UAL. Any of these factors could decrease the correlation between the performance of the Fund and UAL and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
United Airlines Holdings, Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, UAL faces the risks associated with failure to execute elements of strategic operating plan; changes to network strategy; failure to manage acquisitions; adverse publicity or brand or reputational harm; intense competition; aircraft, engines and parts are sources from a limited number of suppliers; disruptions to third-party carriers and routes; unfavorable economic and political conditions; reliance on third-party service providers which may fail; major airport disruptions; geopolitical conflict, terrorist attacks or security events may disrupt operations; heavy reliance on technology for business operations; union disputes; inability to attract or retain key personnel; subject to expensive government regulations; environmental regulation and liability is everchanging; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — United Airlines Holdings, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of UAL and make no representation as to the performance of UAL. Investing in the Fund is not equivalent to investing in UAL. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to UAL.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of UAL. Significant short-term price movements in UAL could adversely impact the performance of both UAL and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of UAL.
Concentration Risk — The Fund will be concentrated in a particular security, UAL, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and airlines industry (the risks of which are described below), the same industry and/or sector to which UAL is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact UAL and/or industrials sector and airlines industry.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Airline Industry Risk —Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism, pandemics, and a wide range of social and economic disruptions, including closed borders. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
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Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to UAL, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those
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Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial
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adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily UBER Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily UBER Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Uber Technologies Inc. (NYSE: UBER) ("UBER"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of UBER for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of UBER for that period. Longer holding periods, higher volatility of UBER and leverage increase the impact of compounding on an investor’s returns. During periods of higher UBER volatility, the volatility of UBER may affect the Fund’s return as much as, or more than, the return of UBER.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if UBER’s performance is flat, and it is possible that the Fund will lose money even if UBER’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if UBER loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of UBER. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of UBER and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to UBER, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
Uber Technologies, Inc. is a technology platform, which engages in the development and operation of technology applications, networks, and product to power movement from point A to point B. The firm offers ride services and merchants delivery service in 2009 and is headquartered in San Francisco, California. UBER is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Broadcom Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-38902 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Uber Technologies, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, UBER is assigned to the industrials sector and transportation industry.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in UBER that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain UBER exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the industrials sector and the transportation industry (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the industrials sector and the transportation industry).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of UBER. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to UBER is consistent with the Fund’s investment objective. The impact of UBER’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of UBER has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of UBER has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Uber Technologies Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Uber Technologies Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of UBER have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Uber Technologies Inc. could affect the value of the Fund’s investments with respect to UBER and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of UBER’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of UBER during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period
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of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of UBER. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of UBER.
As shown in the chart below, the Fund would be expected to lose 6.1% if UBER provided no return over a one year period during which UBER experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if UBER’s return is flat. For instance, if UBER’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of UBER and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of UBER. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
UBER’s annualized historical volatility rate for the five year period ended December 31, 2025 was 46.22%. UBER’s highest volatility rate for any one calendar year during the five year period was 63.76% and volatility for a shorter period of time may have been substantially higher. UBER’s annualized performance for the five-year period ended December 31, 2025 was 9.88%. Historical volatility and performance are not indications of what UBER volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of UBER resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in UBER, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of UBER. This would result in a total loss of a shareholder’s investment in one day even if UBER subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if UBER’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with UBER and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change
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in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to UBER that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to UBER and therefore achieve its daily leveraged investment objective. The Fund’s exposure to UBER is impacted by UBER’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to UBER at the end of each day. The possibility of the Fund being materially over- or under-exposed to UBER increases on days when UBER is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) UBER. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with UBER or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to UBER, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to UBER. Any of these factors could decrease the correlation between the performance of the Fund and UBER and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
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The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Uber Technologies Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of UBER and make no representation as to the performance of UBER. Investing in the Fund is not equivalent to investing in UBER. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to UBER.
Uber Technologies, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Uber Technologies, Inc. shares face risks associated with: classification of drivers; highly competitive industry; fares may need to be lowered in certain areas to remain competitive; significant losses have been incurred and may be in the future; inability to attract and retain drivers; maintaining and enhancing brand; platform users may engage in illegal activities; operation outside the United States is a large portion of business operations; significant fluctuations in operation results; inability to provide transportation to the airports in large metropolitan areas would adversely impact business; security or data breaches, cybersecurity attacks; inability to introduce new technologies; some users paying in cash increases regulatory concerns; allowing payment via credit card is instrumental to business operations; evolving nature of climate change, regulations and use of artificial intelligence; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of UBER. Significant short-term price movements in UBER could adversely impact the performance of both UBER and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of UBER.
Concentration Risk — The Fund will be concentrated in a particular security, UBER, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the industrials sector and the transportation industry (the risks of which are described below), the same industry and/or sector to which UBER is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact UBER and/or industrials sector and the transportation industry.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Transportation Industry Risk - Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Global or regional events and conditions may materially disrupt or indefinitely impair the operations, financial condition and liquidity of companies in the transportation industry. Securities of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by
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well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to UBER, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
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Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily V Bull 2X Shares
Important Information Regarding the Fund
The Direxion Daily V Bull 2X Shares (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Visa Inc. (NYSE: V) ("V"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of V for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of V for that period. Longer holding periods, higher volatility of V and leverage increase the impact of compounding on an investor’s returns. During periods of higher V volatility, the volatility of V may affect the Fund’s return as much as, or more than, the return of V.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if V’s performance is flat, and it is possible that the Fund will lose money even if V’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if V loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of V. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of V and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to V, consistent with the Fund’s investment objective. The financial instrument in which the
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Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Visa Inc. is a financial services company in business since 1958. Visa Inc. is focused on facilitating global commerce and money movement across more than 200 countries and territories among a global set of consumers, merchants, financial institutions and government entities through innovative technologies. V is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Visa Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-33977 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Visa Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, V is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in V that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain V exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of V. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to V is consistent with the Fund’s investment objective. The impact of V’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of V has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of V has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The
Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Visa Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Visa Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of V have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Visa Inc. could affect the value of the Fund’s investments with respect to V and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of V’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of V during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure;
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e) other Fund expenses; and f) dividends or interest paid with respect to securities of V. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of V.
As shown in the chart below, the Fund would be expected to lose 6.1% if V provided no return over a one year period during which V experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if V’s return is flat. For instance, if V’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of V and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of V. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
V’s annualized historical volatility rate for the five year period ended December 31, 2025 was 22.68%. V’s highest volatility rate for any one calendar year during the five year period was 30.82% and volatility for a shorter period of time may have been substantially higher. V’s annualized performance for the five-year period ended December 31, 2025 was 10.70%. Historical volatility and performance are not indications of what V volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of V resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in V, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of V. This would result in a total loss of a shareholder’s investment in one day even if V subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if V’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with V and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty
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may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to V that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to V and therefore achieve its daily leveraged investment objective. The Fund’s exposure to V is impacted by V’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to V at the end of each day. The possibility of the Fund being materially over- or under-exposed to V increases on days when V is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) V. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with V or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to V, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to V. Any of these factors could decrease the correlation between the performance of the Fund and V and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes
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to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Visa Inc. Investing Risk - Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, V faces risks associated with: complex and revolving global regulations; increased scrutiny related to the global payments industry; government- imposed obligations and/or restrictions on international payment systems; liability associated with handling personal data and information; regulatory compliance costs; litigation; taxes; indebtedness; and the ability to attract and retain high quality talent; intense competition; difficulty winning and retaining customer base; merchants’ and processors’ pushes to lower acceptance cost and challenge industry practices; maintaining relationships with financial institutions; maintaining brand reputation; global, political, market or health related events may harm business; as well as technological and cybersecurity concerns.
Non-Affiliation Risk — Visa Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of V and make no representation as to the performance of V. Investing in the Fund is not equivalent to investing in V. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to V.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of V. Significant short-term price movements in V could adversely impact the performance of both V and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of V.
Concentration Risk — The Fund will be concentrated in a particular security, V, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which V is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact V and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses,
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realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to V, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
High Portfolio Turnover Risk— Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active secondary market trading of the Shares could cause more frequent creation and redemption activities, which would increase the number of portfolio transactions. High levels of portfolio transactions may cause higher transaction costs because of increased broker commissions resulting from such transactions and increased taxable capital gains. The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise most of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S.
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securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.
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Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily WMT Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily WMT Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Walmart Inc. (NYSE: WMT) ("WMT"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of WMT for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of WMT for that period. Longer holding periods, higher volatility of WMT and leverage increase the impact of compounding on an investor’s returns. During periods of higher WMT volatility, the volatility of WMT may affect the Fund’s return as much as, or more than, the return of WMT.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if WMT’s performance is flat, and it is possible that the Fund will lose money even if WMT’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if WMT loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of WMT. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of WMT and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to WMT, consistent with the Fund’s investment objective. The financial instrument in which the Fund most commonly invests is swap agreements,
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which are intended to produce economically leveraged investment results.
Walmart Inc. engages in the retail and wholesale business. The company was founded in 1962 and is headquartered in Bentonville, AR. WMT is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Walmart Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-06991 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Walmart Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, WMT is assigned to the consumer staples sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in WMT that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain WMT exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the consumer staples sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the consumer staples sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of WMT. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to WMT is consistent with the Fund’s investment objective. The impact of WMT’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of WMT has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of WMT has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Walmart Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Walmart Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of WMT have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Walmart Inc. could affect the value of the Fund’s investments with respect to WMT and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of WMT’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of WMT during the shareholder’s holding period.
Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of WMT. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance
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over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of WMT.
As shown in the chart below, the Fund would be expected to lose 6.1% if WMT provided no return over a one year period during which WMT experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if WMT’s return is flat. For instance, if WMT’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of WMT and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of WMT. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
WMT’s annualized historical volatility rate for the five year period ended December 31, 2025 was 20.89%. WMT’s highest volatility rate for any one calendar year during the five year period was 27.09% and volatility for a shorter period of time may have been substantially higher. WMT’s annualized performance for the five-year period ended December 31, 2025 was 19.92%. Historical volatility and performance are not indications of what WMT volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation
Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of WMT resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in WMT, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of WMT. This would result in a total loss of a shareholder’s investment in one day even if WMT subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if WMT’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with WMT and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest
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in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to WMT that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to WMT and therefore achieve its daily leveraged investment objective. The Fund’s exposure to WMT is impacted by WMT’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to WMT at the end of each day. The possibility of the Fund being materially over- or under-exposed to WMT increases on days when WMT is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) WMT. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with WMT or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to WMT, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to WMT. Any of these factors could decrease the correlation between the performance of the Fund and WMT and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased
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market volatility and may adversely impact the overall market and individual securities.
Walmart Inc. Investing Risk— Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, WMT faces the risks associated with the failure to execute omni-channel strategy; failure to respond to changing consumer demands; intense competition; general and macroeconomic uncertainty; success of strategic alliances; health pandemics; natural disaster and climate change; difficulties with supply chain; decline in quality of products offered; reliance on electronic means to process transactions is subject to the risks of failure with the systems; technology-based systems may have outages; inability to attract and retain key personnel; illegal or inappropriate behavior of independent contractors or third-party service providers; fluctuations in global currency; international operations are subject to additional regulations; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Non-Affiliation Risk — Walmart Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of WMT and make no representation as to the performance of WMT. Investing in the Fund is not equivalent to investing in WMT. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to WMT.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of WMT. Significant short-term price movements in WMT could adversely impact the performance of both WMT and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of WMT.
Concentration Risk — The Fund will be concentrated in a particular security, WMT, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the consumer staples sector (the risks of which are described below), the same industry and/or sector to which WMT is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact WMT and/or consumer staples sector.
Consumer Staples Sector Risk — Consumer staples companies are subject to government regulation affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of
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available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to WMT, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the
Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission
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or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Direxion Daily XYZ Bull 2X ETF
Important Information Regarding the Fund
The Direxion Daily XYZ Bull 2X ETF (the “Fund”) seeks daily leveraged (2X) investment results and is very different from most other exchange-traded funds. As a result, the Fund may be riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the daily performance of the common shares of Block, Inc. (NYSE: XYZ) ("XYZ"), before fees and expenses. The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 200% of the performance of XYZ for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return over the period, which will very likely differ from 200% of the return of XYZ for that period. Longer holding periods, higher volatility of XYZ and leverage increase the impact of compounding on an investor’s returns. During periods of higher XYZ volatility, the volatility of XYZ may affect the Fund’s return as much as, or more than, the return of XYZ.
The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if XYZ’s performance is flat, and it is possible that the Fund will lose money even if XYZ’s performance increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day if XYZ loses more than 50% in one day.
Investment Objective
The Fund seeks daily investment results, before fees and expenses, of 200% of the daily performance of XYZ. The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund(1)	0.22%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	0.99%
Expense Cap/Reimbursement(2)	-0.02%
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	0.97%
(1)
Estimated for the Fund's current fiscal year.
(2)
Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2027, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).
 Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years
$99	$313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of XYZ and financial instruments, such as swap agreements and options, that, in combination, provide 2X daily leveraged exposure to XYZ, consistent with the Fund’s investment objective. The financial instrument in which
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the Fund most commonly invests is swap agreements, which are intended to produce economically leveraged investment results.
Block, Inc. engages in creating ecosystems for distinct customer audiences. It operates through the Square and Cash App segments. The Square segment provides businesses the ability to accept card payments. The Cash App segment offers an ecosystem of financial products and services to help consumers manage their money. The company was founded in February 2009 and is headquartered in Oakland, California. XYZ is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the Securities and Exchange Commission by Block, Inc. pursuant to the Exchange Act can be located by reference to the Securities and Exchange Commission file number 001-37622 through the Securities and Exchange Commission’s website at www.sec.gov. In addition, information regarding Block, Inc. may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents. As of January 31, 2026, XYZ is assigned to the financials sector.
The Fund will enter into one or more swap agreements with major global financial institutions whereby the Fund and the global financial institution will agree to exchange the return earned on an investment by the Fund in XYZ that is equal, on a daily basis, to 200% of the value of the Fund's net assets. The Adviser attempts to consistently apply leverage to obtain XYZ exposure for the Fund equal to 200% of the value of its net assets and expects to rebalance the Fund’s holdings daily to maintain such exposure. As a result of its investment strategies, the Fund will be concentrated in the financials sector (i.e., hold 25% or more of its total assets in investments that provide leveraged exposure in the financials sector).
The Fund will attempt to achieve its investment objective without regard to overall market movement or the increase or decrease of the value of XYZ. At the close of the markets each trading day, the Adviser rebalances the Fund’s portfolio so that its exposure to XYZ is consistent with the Fund’s investment objective. The impact of XYZ’s price movements during the day will affect whether the Fund’s portfolio needs to be rebalanced. For example, if the price of XYZ has risen on a given day, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the price of XYZ has fallen on a given day, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced. This daily rebalancing typically results in high portfolio turnover. In addition, on a day-to-day basis, the Fund is expected to hold money market funds, deposit accounts with institutions with high quality (investment grade) credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality (investment grade) credit profiles, including U.S. government securities and repurchase agreements. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” under the Investment Company Act of 1940, as amended. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
The Fund has derived all disclosures contained in this document regarding Block, Inc. from the publicly available documents described above. Neither the Fund, the Trust, the Adviser nor any affiliate has participated in the preparation of such documents. Neither the Fund, the Trust, the Adviser nor any affiliate makes any representation that such publicly available documents or any other publicly available information regarding Block, Inc. is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date of the prospectus (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of XYZ have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of, or failure to disclose, material future events concerning Block, Inc. could affect the value of the Fund’s investments with respect to XYZ and therefore the value of the Fund.
Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the underlying security over the same period. The Fund will lose money if the underlying security performance is flat over time, and as a result of daily rebalancing, the underlying security’s volatility and the effects of compounding, it is even possible that the Fund will lose money over time while the underlying security’s performance increases over a period longer than a single day.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its leveraged investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk —
The Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from 200% of XYZ’s performance, before fees and expenses. Compounding has a significant impact on funds that are leveraged and that rebalance daily. The impact of compounding becomes more pronounced as volatility and holding periods increase and will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of XYZ during the shareholder’s holding period.
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Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities of XYZ. The chart below provides examples of how volatility and its return could affect the Fund’s performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Actual Fund returns are expected to vary from these estimates. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of XYZ.
As shown in the chart below, the Fund would be expected to lose 6.1% if XYZ provided no return over a one year period during which XYZ experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if XYZ’s return is flat. For instance, if XYZ’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of XYZ and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of XYZ. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
XYZ’s annualized historical volatility rate for the five year period ended December 31, 2025 was 60.36%. XYZ’s highest volatility rate for any one calendar year during the five year period was 88.59% and volatility for a shorter period of time may have been substantially higher. XYZ’s annualized performance for the five-year period ended
December 31, 2025 was (21.44)%. Historical volatility and performance are not indications of what XYZ volatility and performance will be in the future.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Funds" in the Fund’s Statement of Additional Information under “Investment Policies and Techniques.”
Leverage Risk — The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund typically results in the magnification of a decline in the daily performance of XYZ resulting in a larger loss being incurred than if there was no leverage utilized. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in XYZ, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could lose an amount greater than its net assets in the event of a security decline of more than 50% of XYZ. This would result in a total loss of a shareholder’s investment in one day even if XYZ subsequently reverses all or a portion of its previous movement prior to the end of the day. A total loss of a shareholder’s investment in the Fund may occur in a single day even if XYZ’s value does not move fully opposite from the Fund’s investment objective. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with XYZ and may increase the volatility of the Fund.
Under market circumstances that cause leverage to be expensive or unavailable, the Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it.
Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result,
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the value of an investment in the Fund may change quickly and without warning. If the underlying security has a dramatic intraday increase or decrease that causes a material change in the Fund’s performance and/or net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying security reverses all or a portion of its intraday movement by the end of the day.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its daily leveraged investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or rebalance properly, which may result in significant losses to the Fund. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Rebalancing Risk — If for any reason the Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with its investment objective which may lead to greater losses or reduced gains. In these instances, the Fund may have investment exposure to XYZ that is significantly greater or significantly less than its stated investment objective. Additionally, the Fund may close to purchases and sales of Shares prior to the close of trading on the Nasdaq or other national securities listing exchanges where Shares are listed and incur significant losses.
Intra-Day Investment Risk— The intra-day performance of Fund shares traded in the secondary market will be different from the performance of the Fund when measured from the close of the market on a given trading day until the close of the market on the subsequent trading day. An investor that purchases shares intra-day may experience performance that is greater than, or less than, the Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities experience a significant change in value, the Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for the Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, the Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk - There is no guarantee that the Fund will achieve a high degree of correlation to XYZ and therefore achieve its daily leveraged investment objective. The Fund’s exposure to XYZ is impacted by XYZ’s movement. Because of this, it is unlikely that the Fund will be perfectly exposed to XYZ at the end of each day. The possibility of the Fund being materially over- or under-exposed to XYZ increases on days when XYZ is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels.
The Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which the Fund invests, early and unanticipated closings of the markets on which the holdings of the Fund trade, resulting in the inability of the Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause the Fund to hold (or not to hold) XYZ. The Fund may be required to trade more frequently or may refrain from taking certain positions to ensure compliance with regulatory restrictions or to ensure qualification as a registered investment company or to improve tax efficiency, or for other reasons, each of which may negatively impact the Fund’s desired correlation with XYZ or increase its required distributions.
The derivative instruments or other investments the Fund utilizes to obtain exposure may not provide the expected correlation to XYZ, resulting in the Fund not performing as expected. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to XYZ. Any of these factors could decrease the correlation between the performance of the Fund and XYZ and may hinder the Fund’s ability to meet its daily leveraged investment objective on or around that day.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest
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rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities.
Non-Affiliation Risk — Block, Inc. is not affiliated with the Trust, the Adviser or any affiliates thereof and is not involved with this offering in any way, and has no obligation to consider the Fund in taking any corporate actions that might affect the value of the Fund. The Trust, the Fund and any affiliate are not responsible for the performance of XYZ and make no representation as to the performance of XYZ. Investing in the Fund is not equivalent to investing in XYZ. Fund shareholders will not have voting rights or rights to receive dividends or other distributions or any other rights with respect to XYZ.
Block, Inc. Investing Risk– Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Block, Inc. shares face risks associated with: slowing of growth rates; generation of significant net losses; maintenance of brand and reputation; attempts to expand may not succeed; long term success relies on development of new products; intense competition; developments in cryptocurrencies subject the business to additional risks; integration of Afterpay; risks of TIDAL and the music industry; risks of the banking ecosystem; required capital may not be available; data breaches and cybersecurity attacks; software errors; system failures; reliance on payment card networks; reliance on third-party systems; ability to retain and attract key personnel; limited number of available suppliers; as well as regulatory, tax, insurance, legal and litigation issues.
Security Volatility Risk — The performance of the Fund is designed to correlate to the leveraged performance of XYZ. Significant short-term price movements in XYZ could adversely impact the performance of both XYZ and the Fund, increase the Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options due to the volatility of XYZ.
Concentration Risk — The Fund will be concentrated in a particular security, XYZ, and therefore, a particular industry and will have more than 25% of its total assets in investments that provide leveraged exposure to the financials sector (the risks of which are described below), the same industry and/or sector to which XYZ is assigned. Since the Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because the Fund only invests in instruments referencing one security and industry, it should be expected to decrease from any market movements that adversely impact XYZ and/or financials sector.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole, cannot be predicted. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Liquidity Risk — Holdings of the Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to buy or sell an illiquid security or derivative
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instrument at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions the Fund may be one of many market participants that is attempting to transact in the underlying security. Under such circumstances, the market for the underlying security may lack sufficient liquidity for all market participants' trades. Therefore, the Fund may have more difficulty transacting in the securities or financial instruments and the Fund's transactions could exacerbate illiquidity and price volatility.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to the Fund. In such an instance, the Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to XYZ, change its investment objective, reduce its exposure for a period of time or close.
Early Close/Trading Halt Risk — An exchange or market may close early and unexpectedly or issue trading halts on specific securities or financial instruments. Under such circumstances, the Fund may be unable to execute intended portfolio transactions, rebalance its portfolio, or accurately price its investments, and may disrupt the Fund’s creation/redemption process which means the Fund may be unable to achieve its investment objective and it may incur substantial losses or reduced gains.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash Transaction Risk— Unlike most ETFs, the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the financial instruments held by the Fund. As a result, the Fund is not expected to be tax efficient and will incur brokerage and financing costs related to buying and selling securities and/or obtaining short derivative exposure to achieve its investment objective thus incurring additional expenses than other funds that primarily effect creations and redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,”
meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value,
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they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the Nasdaq. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
No prior investment performance is provided for the Fund because it had not commenced operations prior to the date of this Prospectus. Upon commencement of operations, updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception	Portfolio Manager
Tony Ng	Since Inception	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). A shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts and bid-ask spreads and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Overview of the Funds
The Direxion Shares ETF Trust (the “Trust”) is a registered investment company offering a number of separate exchange-traded funds (“ETFs”). This Prospectus describes the ETFs noted below (each a “Fund” and collectively the “Funds”). Rafferty Asset Management, LLC serves as the investment adviser to each Fund ("Rafferty" or the "Adviser").
The Funds attempt to provide investment results that correlate positively to the return of an underlying security, meaning the Funds attempt to move in the same direction as the underlying security.
Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying security. No Fund attempts to provide returns which are a multiple of the return of the underlying security for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Also, the exposure to the underlying security received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily leveraged investment objective by an amount determined by the movement of the underlying security from its value at the end of the prior day. If the underlying security moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying security than the stated fund daily leveraged investment objective. Conversely, if the underlying security moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying security than the stated fund daily leveraged investment objective.
Fund	Underlying Security	Daily Leveraged Investment Objective
Direxion Daily AAL Bull 2X ETF	American Airlines Group Inc. (NASDAQ: AAL)	200%
Direxion Daily ABNB Bull 2X ETF	Airbnb, Inc. (NASDAQ: ABNB)	200%
Direxion Daily CAT Bull 2X ETF	Caterpillar Inc. (NYSE: CAT)	200%
Direxion Daily CCL Bull 2X ETF	Carnival Corporation (NYSE: CCL)	200%
Direxion Daily CMG Bull 2X ETF	Chipotle Mexican Grill, Inc. (NYSE: CMG)	200%
Direxion Daily COST Bull 2X ETF	Costco Wholesale Corporation (NASDAQ: COST)	200%
Direxion Daily CRM Bull 2X ETF	Salesforce, Inc. (NYSE: CRM)	200%
Direxion Daily DAL Bull 2X ETF	Delta Air Lines, Inc. (NYSE: DAL)	200%
Direxion Daily DIS Bull 2X ETF	The Walt Disney Company (NYSE: DIS)	200%
Direxion Daily DKNG Bull 2X ETF	DraftKings Inc. (NASDAQ: DKNG)	200%
Direxion Daily GM Bull 2X ETF	General Motors Company (NYSE: GM)	200%
Direxion Daily KO Bull 2X ETF	The Coca-Cola Company (NYSE: KO)	200%
Direxion Daily LCID Bull 2X ETF	Lucid Group, Inc. (NASDAQ: LCID)	200%
Direxion Daily LUV Bull 2X ETF	Southwest Airlines Co. (NYSE: LUV)	200%
Direxion Daily MARA Bull 2X ETF	MARA Holdings, Inc. (NASDAQ: MARA)	200%
Direxion Daily NKE Bull 2X ETF	NIKE, Inc. (NYSE: NKE)	200%
Direxion Daily O Bull 2X ETF	Realty Income Corporation (NYSE: O)	200%
Direxion Daily PDD Bull 2X ETF	PDD Holdings Inc. (NASDAQ: PDD)	200%
Direxion Daily RBLX Bull 2X ETF	Roblox Corporation (NYSE: RBLX)	200%
Direxion Daily RDDT Bull 2X ETF	Reddit, Inc. (NYSE: RDDT)	200%
Direxion Daily RKLB Bull 2X ETF	Rocket Lab USA, Inc. (NASDAQ: RKLB)	200%
Direxion Daily SBUX Bull 2X ETF	Starbucks Corporation (NASDAQ: SBUX)	200%
Direxion Daily SONY Bull 2X ETF	Sony Group Corporation (NYSE: SONY)	200%
Direxion Daily TGT Bull 2X ETF	Target Corporation (NYSE: TGT)	200%
Direxion Daily UAL Bull 2X ETF	United Airlines Holdings, Inc. (NASDAQ: UAL)	200%
Direxion Daily UBER Bull 2X ETF	Uber Technologies Inc. (NYSE: UBER)	200%
Direxion Daily V Bull 2X ETF	Visa Inc. (NYSE: V)	200%
Direxion Daily WMT Bull 2X ETF	Walmart Inc. (NYSE: WMT)	200%
Direxion Daily XYZ Bull 2X ETF	Block, Inc. (NYSE: XYZ)	200%
Shares of the Funds (“Shares”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange
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and from their net asset value (“NAV”). Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” A Creation Unit consists of 25,000 Shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying security. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the Funds should: (a) understand the risks associated with the use of leverage; (b) understand the consequences of seeking daily leveraged investment results; and (c) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that the Funds will achieve their investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds' Board of Trustees without shareholder approval.
Defensive Policy. Each Fund pursues its investment objective regardless of the market conditions and does not generally take defensive positions. If a Fund takes a temporary defensive position, it may not meet its investment objective during such periods.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses statistical and quantitative analysis to determine the investments each Fund makes and the techniques it employs. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its daily leveraged investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the underlying security will dictate the return for the Fund. Rafferty does not invest the assets of a Fund in securities, derivatives or other investments based on Rafferty’s view of the investment merit of a particular security, instrument or company, nor does it conduct conventional investment research or analysis or forecast market movements or trends.
Rafferty attempts to provide 2 times the returns of a Fund’s underlying security for a one day period. To do this, Rafferty creates net “long” positions for the Funds. (Rafferty may create short positions in the Funds even though the net exposure in the Funds will be long.) Long positions move in the same direction as a Fund’s underlying security, advancing when the underlying security advances and declining when the underlying security declines. Short positions move in the opposite direction of the underlying security, advancing when the underlying security declines and declining when the underlying security advances. Additionally, a Fund does not seek income that is exempt from federal, state or local income taxes.
At the close of the markets each trading day, each Fund will position its portfolio to ensure that the Fund’s exposure to its underlying security is consistent with the Fund’s stated investment objective. The impact of market movements during the day determines whether a portfolio needs to be repositioned. If the underlying security has risen on a given day, a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if the underlying security has fallen on a given day, a Fund’s net assets should fall, meaning its exposure will typically need to be reduced.
Each Fund has a clearly articulated daily leveraged investment objective which requires the Fund to seek economic exposure in excess of its net assets (i.e., economic leverage). To meet its objectives, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with the Fund’s investment objective.
Each Fund offered in this Prospectus may invest significantly in: options on securities, indices and futures contracts; swap agreements; and other financial instruments to obtain economic “leverage.” Leveraging results in a greater positive or negative return for the Funds than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.
A Fund may have difficulty in achieving its daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund.
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
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If a Fund is unable to obtain leveraged exposure to its underlying security consistent with its investment objective, such as situations in which the instruments utilized by a Fund are thinly traded or have a limited market, a Fund could, among other things, fail to meet its daily investment objective, increase its transaction fee, or reject one or more orders for Creation Units. Under such circumstances, a Fund could trade at a premium or discount to its NAV and the bid-ask spread in its shares could widen.
A Cautionary Note to Investors Regarding Dramatic Stock Movement. Each Fund seeks daily exposure to its underlying security equal to 200% of its net assets. As a consequence, a Fund could lose an amount greater than its net assets in the event of a movement of its underlying security in excess of 50% in a direction adverse to a Fund (meaning a decline in the value of the underlying security of a Fund).
If the underlying security of a Fund has a dramatic adverse move that causes a material decline in a Fund’s net assets, the terms of a Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged investment objective, even if the underlying security later reverses all or a portion of the move.
Examples of the Impact of Daily Compounding. Seeking daily leveraged investment results provides potential for greater gains and losses for the Funds relative to its underlying security’s performance. For a period longer than one day, the pursuit of a daily investment objective will result in daily leveraged compounding for a Fund. This means that the return of an underlying security over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (i.e., 200%) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold the Funds unmonitored for periods longer than a single day. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of an underlying security for the full trading day. The Funds are not suitable for all investors.
Consider the following examples:
Mary is considering investments in two Funds, Funds A and B. Fund A is a traditional ETF which seeks (before fees and expenses) to match the performance of the XYZ stock. Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the XYZ stock.
On Day 1, the XYZ stock increases in value from $100 to $105, a gain of 5%. On Day 2, the XYZ stock declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ stock has not moved.
An investment in Fund A would be expected to gain 5% on Day 1 and lose 4.76% on Day 2 returning the investment to its original value. The following example assumes a $100 investment in Fund A when the stock is also valued at $100:
Day	Stock Value	Stock Performance	Value of Fund A Investment
	$100.00		$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00
The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.
Day	Stock Performance	200% of Stock Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52
Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the aggregate stock value for the two-day period has not declined. (These calculations do not include the charges for fund fees and expenses.)
As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.
An investor who purchases shares of a Fund intra-day will generally receive more, or less, than 200% exposure to an underlying security from that point until the end of the trading day. The actual exposure will be largely a function of the performance of an underlying security from the end of the prior trading day. If a Fund’s shares are held for a period longer than a single trading day, the Fund’s performance is likely to deviate from 200% of the return of an underlying security’s performance for the longer period. This deviation will increase with higher volatility and longer holding periods.
Examples of the Impact of Stock Volatility. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will typically cause a Fund to lose money if the underlying security experiences volatility. The volatility rate of an underlying security is a statistical measure of the magnitude of fluctuations in the stock’s returns over a defined period. For periods longer than a trading day, volatility in the performance of the underlying security from day to day is the primary cause of any disparity between a Fund’s actual
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returns and the returns of the underlying security for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in the Funds due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund:
Example 1 – Underlying Stock Experiences Low Volatility
Mary invests $10.00 in a hypothetical Fund at the close of trading on Day 1. During Day 2, the Fund’s underlying security rises from 100 to 102, a 2% gain. Mary’s investment rises 4% to $10.40. Mary holds her investment through the close of trading on Day 3, during which the Fund’s underlying security rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two day period since Mary invested in the Fund, the underlying security gained 4% although Mary’s investment increased by 8.1%. Because the underlying security continued to trend upwards with low volatility, Mary’s return closely correlates to the 200% return of the return of the underlying security for the period.
Example 2 – Underlying Stock Experiences High Volatility
Mary invests $10.00 in a hypothetical Fund after the close of trading on Day 1. During Day 2, the Fund’s underlying security rises from 100 to 102, a 2% gain, and Mary’s investment rises 4% to $10.40. Mary continues to hold her investment through the end of Day 3, during which the Fund’s underlying security declines from 102 to 98, a loss of 3.92%. Mary’s investment declines by 7.84%, from $10.40 to $9.58. For the two day period since Mary invested in the Fund, the Fund’s underlying security lost 2% while Mary’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the underlying security affected the correlation between the underlying security’s return for the two day period and Mary’s return. In this situation, Mary lost more than two times the return of the underlying security.
Example 3 – Intra-day Investment with Volatility
The examples above assumed that Mary purchased the hypothetical Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received a beta determined by the performance of the underlying security from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.
Mary invests $10.00 in a hypothetical Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the underlying security moved from 100 to 102, a 2% gain. In light of that gain, the Fund beta at the point at which Mary invests is 196%. During the remainder of Day 2, the Fund’s underlying security rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 15.4% (which is the underlying security gain of 7.84% multiplied by the 196% beta that she received) to $11.54.
Market Volatility. Each Fund seeks to provide a return which is a multiple of the daily performance of its underlying security. Each Fund does not attempt to, and should not be expected to, provide returns which are a multiple of the return of the underlying security for periods other than a single day. Each Fund rebalances its portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.
Daily rebalancing will impair a Fund’s performance if the underlying security experiences volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its underlying security provided no return over a one year period and experienced annualized volatility of 20%. If the underlying security’s annualized volatility were to rise to 40%, the hypothetical loss for a one year period for a Fund widens to approximately 15%.
Table 1 – Impact of Hypothetical Volatility Levels on Returns
Volatility Range	2X Fund Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%
Note that at higher volatility levels, there is a chance of a significant loss of Fund assets even if the underlying security is flat. For instance, if annualized volatility of an underlying security were 90%, a Fund would be expected to lose more than 76% of its value, even if the underlying security returned 0% for the year.
Table 2 shows the annualized historical volatility rate for the Funds’ underlying securities over the five year period ended December 31, 2025. The underlying securities have annualized historical volatility rates over that period ranging from 16.00%
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to 114.92%. Since market volatility has negative implications for Funds which rebalance daily, investors should be sure to monitor and manage their investments in the Funds particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of various securities in Table 2 to give investors some sense of the risks of holding the Funds for longer periods over the past five years. Historical stock volatility and performance are not likely indicative of future volatility and performance.
This information is intended to simply underscore the fact that each Fund is designed as a short-term trading vehicle. The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Table 2 – Historic Volatility of each Fund’s Underlying Stock
Stock	5-Year Historical Volatility Rate
American depositary receipts of PDD Holdings Inc.	70.16%
American depositary receipts of Sony Group Corporation	29.06%
Class A Common shares of Airbnb, Inc.	46.51%
Class A Common sharres of Reddit, Inc. (Offering Date 3/20/2024)	N/A
Class B Shares of NIKE, Inc.	34.86%
Common shares of American Airlines Group Inc.	48.13%
Common shares of Block, Inc.	60.36%
Common shares of Carnival Corporation	29.29%
Common shares of Caterpillar Inc.	55.11%
Common shares of Chipotle Mexican Grill Inc.	33.11%
Common shares of Costco Wholesale Corporation	22.50%
Common shares of Delta Air Lines, Inc.	40.11%
Common shares of DraftKings, Inc.	61.87%
Common shares of General Motors Company	37.24%
Common shares of Lucid Group, Inc. (Commenced Operations July 23, 2021)	N/A
Common shares of MARA Holdings, Inc.	114.92%
Common shares of Realty Income Corporation	19.12%
Common shares of Roblox Corporation (Commenced Operations March 9, 2021)	N/A
Common shares of Rocket Lab USA, Inc.	76.66%
Common shares of Salesforce, Inc.	35.29%
Common shares of Southwest Airlines Co.	36.36%
Common shares of Starbucks Corporation	31.20%
Common shares of Target Corporation	35.20%
Common shares of The Coca-Cola Company	16.00%
Common shares of The Walt Disney Company	29.14%
Common shares of Uber Technologies, Inc.	46.22%
Common shares of United Airlines Holdings, Inc.	48.04%
Common shares of Visa Inc.	22.68%
Common shares of Walmart Inc.	20.89%
The Projected Returns of the Funds for Intra-Day Purchases. Because each Fund rebalances its portfolio once daily, an investor who purchases shares during a day will likely have more, or less, than 200% leveraged investment exposure to the underlying security. The exposure to the underlying security received by an investor who purchases a Fund intra-day will differ from a Fund’s stated daily leveraged investment objective (e.g., 200%) by an amount determined by the movement of the underlying security from its value at the end of the prior day. If the underlying security moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the underlying security than the stated fund daily leveraged investment objective (e.g., 200%). Conversely, if the underlying security moves in a direction adverse to the Fund, the investor will receive more exposure to the underlying security than the stated fund daily leveraged investment objective (e.g., 200%).
Table 3 below indicates the exposure to the underlying security that an intra-day purchase of a Fund would be expected to provide based upon the movement in the value of a Fund’s underlying security from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the underlying security of a Fund has moved 5% in a direction favorable to a Fund, the investor would receive exposure to the performance of the underlying security from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.
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Conversely, if the underlying security has moved 5% in a direction unfavorable to a Fund, an investor at that point would receive exposure to the performance of the underlying security from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.
The table includes a range of underlying security moves from 20% to -20% for a Fund. Movement of the underlying security beyond the range noted below will result in exposure further from a Fund’s daily leveraged investment objective.
Table 3 – Intra-Day Leverage of a Fund Given Market Movements
Stock Move	Resulting Exposure for a Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%
The Projected Returns of the Funds for Periods Other Than a Single Trading Day. Each Fund seeks leveraged investment results on a daily basis—from the close of regular trading on one trading day to the close on the next trading day—
which should not be equated with seeking a leveraged investment objective for any other period. For instance, if the common shares of American Airlines Group, Inc. gain 10% for a week, the Direxion Daily AAL Bull 2X ETF should not be expected to provide a return of 20% for the week even if it meets its daily leveraged investment strategy throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily leveraged compounding, which means that the return of an underlying security over a period of time greater than one day multiplied by a Fund’s daily leveraged investment objective (e.g. 200%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer Shares are held beyond a single trading day.
The following tables set out a range of hypothetical daily performances during a given 10 trading days of a hypothetical underlying security and demonstrate how changes in the hypothetical underlying security impact a hypothetical fund’s performance for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in a hypothetical fund over a 10-trading day period and do not reflect fees or expenses of any kind.
Table 4 – The Stock Lacks a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	105	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	110	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	100	-9.09%	0.00%	$98.57	-18.18%	-1.43%
Day 4	90	-10.00%	-10.00%	$78.86	-20.00%	-21.14%
Day 5	85	-5.56%	-15.00%	$70.10	-11.12%	-29.91%
Day 6	100	17.65%	0.00%	$94.83	35.30%	-5.17%
Day 7	95	-5.00%	-5.00%	$85.35	-10.00%	-14.65%
Day 8	100	5.26%	0.00%	$94.34	10.52%	-5.68%
Day 9	105	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	100	-4.76%	0.00%	$93.89	-9.52%	-6.12%
The cumulative performance of the hypothetical underlying security in Table 4 is 0% for 10 trading days. The return of a hypothetical Fund for the 10-trading day period is -6.12%. The volatility of the hypothetical underlying security’s performance and lack of a clear trend results in performance for each hypothetical Fund for the period which bears little relationship to the performance of the hypothetical underlying security for the 10 trading day period.
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Table 5 – The Stock Rises in a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	102	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	104	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	106	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	108	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	110	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	112	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	114	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	116	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	118	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	120	1.69%	20.00%	$143.53	3.38%	43.50%
The cumulative performance of the hypothetical underlying security in Table 5 is 20% for 10 trading days. The return of the hypothetical Fund for the 10-trading day period is 43.50%. In this case, because of the positive hypothetical underlying security trend, the hypothetical Fund’s gain is greater than 200% of the hypothetical underlying security gain for the 10 trading day period.
Table 6 – The Stock Declines in a Clear Trend
Stock				Fund
	Value	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	100			$100.00
Day 1	98	-2.00%	-2.00%	$96.00	-4.00%	-4.00%
Day 2	96	-2.04%	-4.00%	$92.08	-4.08%	-7.92%
Day 3	94	-2.08%	-6.00%	$88.24	-4.16%	-11.75%
Day 4	92	-2.13%	-8.00%	$84.49	-4.26%	-15.51%
Day 5	90	-2.17%	-10.00%	$80.82	-4.34%	-19.17%
Day 6	88	-2.22%	-12.00%	$77.22	-4.44%	-22.76%
Day 7	86	-2.27%	-14.00%	$73.71	-4.54%	-26.27%
Day 8	84	-2.33%	-16.00%	$70.29	-4.66%	-29.71%
Day 9	82	-2.38%	-18.00%	$66.94	-4.76%	-33.05%
Day 10	80	-2.44%	-20.00%	$63.67	-4.88%	-36.32%
The cumulative performance of the hypothetical underlying security in Table 6 is -20% for 10 trading days. The return of the hypothetical Fund for the 10-trading day period is -36.32%. In this case, because of the negative hypothetical underlying security trend, the hypothetical Fund’s decline is less than 200% of the hypothetical underlying security decline for the 10 trading day period.
225
Direxion Shares ETF Trust Prospectus

Additional Information Regarding Principal Risks
An investment in a Fund entails risks. A Fund may not achieve its investment objective and may decline in value. The Funds present risks not traditionally associated with other mutual funds and ETFs. For example, due to the Funds' daily leveraged investment objectives, a small adverse move in a Fund's underlying security will result in larger and potentially substantial declines in that Fund. It is important that investors closely review and understand all of a Fund’s risks before making an investment. A Fund is not a complete investment program. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Daily AAL Bull 2X ETF	Direxion Daily ABNB Bull 2X ETF	Direxion Daily CAT Bull 2X ETF	Direxion Daily CCL Bull 2X ETF	Direxion Daily CMG Bull 2X ETF	Direxion Daily COST Bull 2X ETF	Direxion Daily CRM Bull 2X ETF	Direxion Daily DAL Bull 2X ETF	Direxion Daily DIS Bull 2X ETF	Direxion Daily DKNG Bull 2X ETF	Direxion Daily GM Bull 2X ETF	Direxion Daily KO Bull 2X ETF	Direxion Daily LCID Bull 2X ETF	Direxion Daily LUV Bull 2X ETF
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Correlation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Affiliation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Airbnb, Inc. Investing Risk		X
American Airlines Group Inc. Investing Risk	X
Block, Inc. Investing Risk
Carnival Corporation Investing Risk				X
Caterpillar Inc. Investing Risk			X
Chipotle Mexican Grill, Inc. Investing Risk					X
Costco Wholesale Corporation Investing Risk						X
Delta Air Lines, Inc. Investing Risk								X
DraftKings, Inc. Investing Risk										X
General Motors Company Investing Risk											X
Lucid Group, Inc. Investing Risk													X
MARA Holdings, Inc. Investing Risk
NIKE, Inc. Investing Risk
PDD Holdings Inc. Investing Risk
Realty Income Corporation Investing Risk
Reddit, Inc. Investing Risk
Roblox Corporation Investing Risk
Rocket Lab USA, Inc. Investing Risk
Salesforce, Inc. Investing Risk							X
Sony Group Corporation Investing Risk
Southwest Airlines Co. Investing Risk														X
Starbucks Corporation Investing Risk
Target Corporation Investing Risk
The Coca-Cola Company Investing Risk												X
The Walt Disney Company Investing Risk									X
Uber Technologies, Inc. Investing Risk
United Airlines Holdings, Inc. Investing Risk
Visa Inc. Investing Risk
Walmart Inc. Investing Risk
Security Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aerospace and Defense Industry Risk
Direxion Shares ETF Trust Prospectus
226

	Direxion Daily AAL Bull 2X ETF	Direxion Daily ABNB Bull 2X ETF	Direxion Daily CAT Bull 2X ETF	Direxion Daily CCL Bull 2X ETF	Direxion Daily CMG Bull 2X ETF	Direxion Daily COST Bull 2X ETF	Direxion Daily CRM Bull 2X ETF	Direxion Daily DAL Bull 2X ETF	Direxion Daily DIS Bull 2X ETF	Direxion Daily DKNG Bull 2X ETF	Direxion Daily GM Bull 2X ETF	Direxion Daily KO Bull 2X ETF	Direxion Daily LCID Bull 2X ETF	Direxion Daily LUV Bull 2X ETF
Airline Industry Risk	X							X						X
American Depositary Receipt ("ADRs") Risk
Artificial Intelligence (AI) and Big Data Company Risk
Automotive Companies Risk											X		X
Chinese Securities Risk
Communication Services Sector Risk									X
Consumer Discretionary Sector Risk		X		X	X					X	X		X
Consumer Staples Sector Risk						X						X
Crypto Industry Investing Risk
E-Gaming Companies Risk
Electric and Autonomous Vehicles Company Risk
Entertainment Industry Risk									X
Financials Sector Risk
Hotels, Restaurants & Leisure Industry Risk		X		X	X					X
Industrials Sector Risk	X		X					X						X
Information Technology Sector Risk							X
Japanese Economy Risk
Machinery Industry Investing Risk			X
Real Estate Sector Risk
Retail Industry Risk
Semiconductor Industry Risk
Software Industry Risk							X
Sports Betting & iGaming Companies Risk										X
Textiles, Apparel & Luxury Goods Industry Risk
Transportation Industry Risk
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X

	Direxion Daily MARA Bull 2X ETF	Direxion Daily NKE Bull 2X ETF	Direxion Daily O Bull 2X ETF	Direxion Daily PDD Bull 2X ETF	Direxion Daily RBLX Bull 2X ETF	Direxion Daily RDDT Bull 2X ETF	Direxion Daily RKLB Bull 2X ETF	Direxion Daily SBUX Bull 2X ETF	Direxion Daily SONY Bull 2X ETF	Direxion Daily TGT Bull 2X ETF	Direxion Daily UAL Bull 2X ETF	Direxion Daily UBER Bull 2X ETF	Direxion Daily V Bull 2X ETF	Direxion Daily WMT Bull 2X ETF	Direxion Daily XYZ Bull 2X ETF
Effects of Compounding and Market Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Leverage Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
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Direxion Shares ETF Trust Prospectus

	Direxion Daily MARA Bull 2X ETF	Direxion Daily NKE Bull 2X ETF	Direxion Daily O Bull 2X ETF	Direxion Daily PDD Bull 2X ETF	Direxion Daily RBLX Bull 2X ETF	Direxion Daily RDDT Bull 2X ETF	Direxion Daily RKLB Bull 2X ETF	Direxion Daily SBUX Bull 2X ETF	Direxion Daily SONY Bull 2X ETF	Direxion Daily TGT Bull 2X ETF	Direxion Daily UAL Bull 2X ETF	Direxion Daily UBER Bull 2X ETF	Direxion Daily V Bull 2X ETF	Direxion Daily WMT Bull 2X ETF	Direxion Daily XYZ Bull 2X ETF
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Rebalancing Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Cash Transaction Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Intra-Day Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Daily Correlation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Affiliation Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Airbnb, Inc. Investing Risk
American Airlines Group Inc. Investing Risk
Block, Inc. Investing Risk															X
Carnival Corporation Investing Risk
Caterpillar Inc. Investing Risk
Chipotle Mexican Grill, Inc. Investing Risk
Costco Wholesale Corporation Investing Risk
Delta Air Lines, Inc. Investing Risk
DraftKings, Inc. Investing Risk
General Motors Company Investing Risk
Lucid Group, Inc. Investing Risk
MARA Holdings, Inc. Investing Risk	X
NIKE, Inc. Investing Risk		X
PDD Holdings Inc. Investing Risk				X
Realty Income Corporation Investing Risk			X
Reddit, Inc. Investing Risk						X
Roblox Corporation Investing Risk					X
Rocket Lab USA, Inc. Investing Risk							X
Salesforce, Inc. Investing Risk
Sony Group Corporation Investing Risk									X
Southwest Airlines Co. Investing Risk
Starbucks Corporation Investing Risk								X
Target Corporation Investing Risk										X
The Coca-Cola Company Investing Risk
The Walt Disney Company Investing Risk
Uber Technologies, Inc. Investing Risk												X
United Airlines Holdings, Inc. Investing Risk											X
Visa Inc. Investing Risk													X
Walmart Inc. Investing Risk														X
Security Volatility Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Aerospace and Defense Industry Risk							X
Airline Industry Risk											X
American Depositary Receipt ("ADRs") Risk									X
Artificial Intelligence (AI) and Big Data Company Risk
Automotive Companies Risk
Chinese Securities Risk
Communication Services Sector Risk					X	X
Consumer Discretionary Sector Risk		X		X				X	X
Consumer Staples Sector Risk										X				X
Crypto Industry Investing Risk	X
E-Gaming Companies Risk
Direxion Shares ETF Trust Prospectus
228

	Direxion Daily MARA Bull 2X ETF	Direxion Daily NKE Bull 2X ETF	Direxion Daily O Bull 2X ETF	Direxion Daily PDD Bull 2X ETF	Direxion Daily RBLX Bull 2X ETF	Direxion Daily RDDT Bull 2X ETF	Direxion Daily RKLB Bull 2X ETF	Direxion Daily SBUX Bull 2X ETF	Direxion Daily SONY Bull 2X ETF	Direxion Daily TGT Bull 2X ETF	Direxion Daily UAL Bull 2X ETF	Direxion Daily UBER Bull 2X ETF	Direxion Daily V Bull 2X ETF	Direxion Daily WMT Bull 2X ETF	Direxion Daily XYZ Bull 2X ETF
Electric and Autonomous Vehicles Company Risk
Entertainment Industry Risk					X
Financials Sector Risk													X		X
Hotels, Restaurants & Leisure Industry Risk								X
Industrials Sector Risk							X				X	X
Information Technology Sector Risk	X
Japanese Economy Risk									X
Machinery Industry Investing Risk
Real Estate Sector Risk			X
Retail Industry Risk				X
Semiconductor Industry Risk
Software Industry Risk	X
Sports Betting & iGaming Companies Risk
Textiles, Apparel & Luxury Goods Industry Risk		X
Transportation Industry Risk												X
Large-Capitalization Company Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Money Market Instrument Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Early Close/Trading Halt Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
High Portfolio Turnover	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Tax Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversification Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Special Risks of Exchange-Traded Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Effects of Compounding and Market Volatility Risk
Each Fund’s performance for periods greater than a trading day will be the result of each day's returns compounded over the period, which is likely to differ from an underlying security’s performance times the stated multiple in a Fund’s investment objective, before fees and expenses. Compounding has a significant impact on leveraged funds and funds that rebalance daily.
Over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 200% of the return of a Fund's underlying security due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund's use of leverage will cause the Fund to underperform the return of 200% of its underlying security in a trendless or flat market.
The chart below provides examples of how volatility could affect a Fund’s performance. A security’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the security. Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) volatility; b) performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in its underlying security. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in its underlying security; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Funds) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a trading day to vary from 200% of the performance of the underlying security.
As shown below, a Fund would be expected to lose 6.1% if its underlying security provided no return over a one year
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Direxion Shares ETF Trust Prospectus

period during which its underlying security experienced annualized volatility of 25%. If its underlying security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying security’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.2% of its value, even if the cumulative return of its underlying security for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying security, such as swaps, may differ from the volatility of a Fund's underlying security.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. The table is intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
For additional information and examples demonstrating the effects of volatility and performance on the long-term performance of the Funds, see the “Additional Information Regarding Investment Techniques and Policies” section, and “Special Note Regarding the Correlation Risks of the Funds” in the Funds' Statement of Additional Information (“SAI”).
Leverage Risk
To achieve its daily investment objective, each Fund employs leverage and which typically results in the adverse daily performance of a Fund's underlying security being magnified. This means that, if a Fund's underlying security experiences adverse daily performance, an investment in the Fund will be reduced by an amount equal to 2% for every 1% of adverse performance, not including the costs of financing leverage and other operating expenses, which would further reduce its value.
A Fund could lose an amount greater than its net assets if its underlying security moves more than 50% in a direction adverse to the Fund (meaning a decline in the value of the underlying security of the Funds). This would result in a total loss of a shareholder’s investment in one day even if its underlying security subsequently reverses all or a portion of its earlier daily change. A total loss may occur in a single day even if its underlying security does not lose all of its value. Leverage will also have the effect of magnifying any differences in a Fund’s correlation with the underlying security or may increase a Fund’s volatility.
Under market circumstances that cause leverage to be expensive or unavailable, a Fund may not meet its investment objective for a period of time, may increase its transaction fee on creation unit transactions, change its investment objective, reduce its leverage or close.
Derivatives Risk
A Fund may obtain exposure through derivatives by investing in swap agreements and options. Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, and possibly greater than, risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than investing in the underlying security directly, . The use of derivatives may expose a Fund to additional risks such as counterparty risk, liquidity risk and increased daily correlation risk. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent a Fund from achieving its investment objective.
The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired; 7) risks arising from margin requirements; 8) operational risk (such as documentation issues, settlement issues and systems failures); and 9) legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.
A Fund expects to use swaps on the underlying security. If the underlying security has a dramatic intraday move in value that causes a material decline in a Fund’s NAV, the terms of the swap agreement between a Fund and its counterparty may allow the counterparty to immediately close out of the transaction with a Fund. In such circumstances, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s daily leveraged investment objective. This may prevent a Fund from achieving its daily leveraged
Direxion Shares ETF Trust Prospectus
230

investment objective particularly if the underlying security reverses all or a portion of its intraday move by the end of the trading day. The value of an investment in the Fund may change quickly and without warning. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Such costs may increase as interest rates rise.
In addition, a Fund’s investments in derivatives are subject to the following risks:
●
Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive regulatory protection, which may exposure investors to significant losses.
●
Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.
Counterparty Risk
Counterparty risk is the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount a Fund expects to receive from a counterparty to a financial instrument entered into by a Fund. Each Fund generally enters into derivatives transactions, such as the swap agreements, with counterparties such that either party can terminate the contract without penalty prior to the termination date. If a counterparty terminates a contract, a Fund may not be able to invest in other derivatives to achieve the desired exposure, or achieving such exposure may be more expensive. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a contract, or if any collateral posted by the counterparty for the benefit of a Fund is insufficient or there are delays in a Fund’s ability to access such collateral. If the counterparty becomes bankrupt or defaults on its payment obligations to a Fund, it may experience significant delays in obtaining any recovery, may obtain only a limited recovery or obtain no recovery and the value of an investment held by a Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions. European Union rules and regulations intervene when a financial institution is experiencing financial difficulties and could reduce, eliminate, or convert to equity a counterparty’s obligations to a Fund (sometimes referred to as a “bail in”).
A Fund typically enters into transactions with counterparties that present minimal risks based on the Adviser’s assessment of the counterparty’s creditworthiness, or its capacity to meet its financial obligations during the term of the derivative agreement or contract. The Adviser considers factors such as counterparty credit rating among other factors when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which a Fund transacts. Each Fund generally enters into swap agreements or other financial instruments with major, global financial institutions and seeks to mitigate risks by generally requiring that the counterparties for each Fund to post collateral, marked to market daily, in an amount approximately equal to what the counterparty owes a Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, the Funds will be exposed to the risks described above. If a counterparty’s credit ratings decline, a Fund may be subject to a bail-in, as described above.
Because a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. There is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to a Fund, or a Fund may decide to change its leveraged investment objective. Additionally, although a counterparty to a centrally cleared swap agreement and/or an exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or a clearing organization that is further backed by a group of financial institutions, there may be instances in which a FCM or a clearing organization would fail to perform its obligations, causing significant losses to a Fund.
Rebalancing Risk
If for any reason a Fund is unable to rebalance all or a part of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with its investment objective. In these instances, a Fund may have investment exposure to the underlying security that is significantly greater or less than its stated investment objective. A Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective, leading to significantly greater losses or reduced gains. Additionally, a Fund may close to purchases and sales of Shares prior to
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Direxion Shares ETF Trust Prospectus

the close of trading on the NYSE Arca or other national securities listing exchanges where Shares are listed, and incur significant losses.
Intra-Day Investment Risk
Each Fund seeks daily leveraged investment results, which should not be equated with seeking an investment objective for shorter than a day. Thus, an investor who purchases Fund shares after the close of the markets on one trading day and before the close of the markets on the next trading day will likely have more, or less, than 200% leveraged investment exposure to the underlying security, depending upon the movement of the underlying security from the end of one trading day until the time of purchase. If the underlying security moves in a direction favorable to a Fund, the investor will receive less than 200% exposure to the underlying security. Conversely, if the underlying security moves in a direction adverse to a Fund, the investor will receive exposure to the underlying security greater than 200%. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated investment objective.
If there is a significant intra-day market event and/or the securities the underlying security experience a significant change in value, a Fund may not meet its investment objective or may be unable to rebalance its portfolio appropriately, resulting in significant losses or reduced gains. In response to significant intraday market volatility, among other actions, the Adviser may determine to trade a portion or all of the rebalance trade for a Fund prior to market close, which may result in the Fund not achieving its investment objective. Additionally, a Fund’s Shares traded on the secondary market may experience significant premiums or discounts, or widened bid-ask spreads.
Daily Correlation Risk
There is no guarantee that a Fund will achieve a high degree of correlation to an underlying security and therefore achieve its respective daily leveraged investment objective. Each Fund’s exposure to an underlying security is impacted by an underlying security’s movement. Because of this, it is unlikely that a Fund will be perfectly exposed to its an underlying security at the end of each day. The possibility of a Fund being materially over- or under-exposed to an underlying security increases on days when an underlying security is volatile near the close of the trading day. Market disruptions, regulatory restrictions and high volatility will also adversely affect a Fund’s ability to adjust exposure to the required levels.
Each Fund may have difficulty achieving its daily leveraged investment objective for many reasons, including fees, expenses, transaction costs, financing costs related to the use of derivatives, accounting standards and their application to income items, disruptions, illiquid or high volatility in the markets for the securities or financial instruments in which a Fund invests, early and unanticipated closings of the markets on which the holdings of a Fund trade, resulting in the inability of a Fund to execute intended portfolio transactions, regulatory and tax considerations, which may cause a Fund to hold (or not to hold) an underlying security or trade more frequently, increasing transaction and other costs and reducing a Fund’s tax efficiency. Each Fund may trade more frequently to comply with regulatory restrictions such as registered investment company qualification tests, take or refrain from taking positions in order to improve tax efficiency, or for other reasons, each of which may negatively affect each Fund’s correlation with an underlying security. A Fund may be subject to large movements of assets into and out of each Fund, potentially resulting in each Fund being over- or under-exposed to an underlying security. Any of these factors could decrease the correlation between the performance of a Fund and an underlying security and may hinder a Fund’s ability to meet its daily investment objective on or around that day.
Market Risk
A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, inflation rates and/or investor expectations concerning such rates, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, and public health risks. Interest rates and inflation rates may change frequently and drastically as a result of various factors and a Fund’s investments may not keep pace with these changes.
Securities markets also may experience long periods of decline in value. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously and changes in the financial condition of a single issuer can impact a market the markets broadly. A Fund is subject to the risk that geopolitical events will disrupt markets and adversely affect global economies, markets, and exchanges. Local, regional or global events such as war, tariffs and trade wars, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, conflicts and social unrest or other events could have a significant impact on a Fund, its investments and a Fund’s ability to achieve its investment objective. The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to the federal agencies and regulatory policies will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities, including the various counterparties utilized by the Fund.
Markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or securities markets more broadly.
Non-Affiliation Risk
The issuer of each underlying security is not affiliated with the Trust, the Adviser, or any affiliates thereof, is not involved with this offering in any way, and has no obligation to consider a Fund in taking any corporate actions that might affect the value of a Fund. Investing in a Fund is not equivalent
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to investing in the underlying security. Fund shareholders will not have direct voting rights or rights to receive dividends or other distributions or any other rights with respect to a Fund's underlying security.
American Airlines Group Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, American Airlines Group Inc. faces the risks of economic downturns; insufficient financing; significant pension and postretirement funding obligations; reliance on qualified key personnel; the ever changing economic, geopolitical, commercial, regulatory climates; intense competition in the airline industry; union strikes and other labor disputes; potential for issues with third-party regional operators or service providers; damage to brand reputation; adverse events and the related publicity; intellectual property rights may be hard to defend; increases in the price of fuel; conflicts overseas, terrorist attacks or other acts of violence may target the airline industry; increasing regulations around climate change and regulation of emissions; more stringent pilot time regulations and training requirements may add costs; limited number of aircraft suppliers; heavy reliance on technology may cause risks when systems fail; high infrastructure requirements; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Airbnb, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Airbnb, Inc. faces the risks of: difficulty of sustaining revenue growth; difficulty retaining hosts and guests; difficulty expanding the global network; maintaining the brand and reputation; reliance on third-party payment processors; indebtedness and financial defaults; acquisitions may be unsuccessful; disruptions in the travel network would impact performance; high level of competition; impacts of climate change; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Caterpillar, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Caterpillar, Inc. faces risks associated with: sensitivities to global and regional economic conditions; catastrophic events; commodity price changes; changes in monetary or fiscal policies; political and economic risks; dependence on ability to develop, produce and market quality products; high competition; increased information technology security risks; investment management decisions; unrealized anticipated benefits from acquisitions, joint ventures or divestitures; union disputes; unexpected increases in costs to do business; disruptions in the global financial markets; failure to maintain credit rating and retain current cost of financing; the Financial Products segment is subject to risks associated with the financial services industry, changes in interest rates, increases in delinquencies, currency exchange rates, restrictions in debt agreement and sustained increases in funding obligations; changes in trade and anti-corruption laws and policies; taxes; litigation; regulatory compliance costs; as well as strict environmental laws and regulations.
Carnival Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Carnival Corporation faces risks associated with: geopolitical uncertainty; incidents concerning ships, guests or cruise itineraries; changes in and non-compliance with laws and regulations; factors associated with climate change; inability to meet and achieve financial targets; loss of key employees; increasing fuel charges; reliance on third party suppliers; fluctuations in foreign currency; overcapacity and competition in the cruise industry; inability to implement shipbuilding and repairs; inability to acquire financing; as well as regulatory, legal and litigation issues.
Chipotle Mexican Grill, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Chipotle Mexican Grill, Inc. faces risks associated with: food safety and food-borne illnesses; digital business risks; high competition; higher prices for higher quality food business model; social media liability; ability to attract and retain high quality talent; failure to comply with all federal, state and local laws and regulations; increasing costs of labor; inability to attract and retain qualified leaders; cybersecurity breaches; privacy and data concerns; heavy reliance on information technology systems; potential for ingredient costs to increase; shortages or interruptions in the supply chain for needed ingredients; regulatory compliance costs; litigation; taxes; sustained growth of new locations; evolving requirements for disclosure regarding sustainability practices; climate change and the resulting impact on operations; as well as risks related to the general state of the economy and other business factors.
Costco Wholesale Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Costco Wholesale Corporation shares face risks associated with: dependence on the U.S. and Canadian operations; difficulties implementing growth strategies; failure to maintain membership growth, loyalty and brand recognition; disruptions in merchandise
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distribution or manufacturing; being able to respond to consumer tastes and demands in a timely fashion; performance and maintenance of the information technology systems of the business; increasing threats of data breaches; payment systems; potential for injury or illness to members; development of omnichannel systems; ability to attract and retain qualified employees; intense competition; general state of the economy as whole; reliance on third party suppliers and their timelines; fluctuations in foreign exchange rates; possibility of natural disasters and other catastrophic events; as well as regulatory, tax, insurance, legal and litigation issues.
Delta Air Lines Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Delta Air Lines Inc. faces the risks of losses and adverse publicity related to serious accidents; breaches or lapses in security of technology systems; technology failures; higher fuel costs or restricted supply of aircraft fuel would impact profits; disruption or problems with third-parties including carriers; labor strikes; results may fluctuate due to demand; environmental and operational concerns related to the Monroe refinery; brand or reputational damage; reliance on key personnel; public health threats, terrorist attacks and geopolitical conflicts would alter demand; intense competition; disruptions at major airports would impact operations; as well as risks related to regulatory changes, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
The Walt Disney Company Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Walt Disney Company shares face risks associated with: the potential for a decline in global and regional economic conditions; fluctuations in foreign currency; changes in technology and consumer consumption patterns; may be misaligned with public and consumer tastes and preferences for entertainment and travel; variety of events that are uncontrollable and would disrupt business, including health events, natural disasters and climate change; increasing competitive pressures; ability to renew long-term contracts on favorable terms; damage to reputation or brand; ability to obtain required financing; labor disputes; business seasonality; ability to attract and retain employees; maintenance of intellectual property; cybersecurity threats and data breaches; changing regulations may impact business; as well as regulatory, tax, insurance, legal and litigation issues.
DraftKings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, DraftKings, Inc. shares face risks associated with: significant competition in the industry; economic downturns and market conditions are uncontrollable; foreign regulations may change; reductions in consumer discretionary spending could have an adverse effect on business; fluctuations in operating results; historical losses may reoccur in the future; business demand fluctuates seasonally; reliance on artificial intelligence and information technology; vulnerability for data breaches; reliance on third party providers in uncontrollable; reliance on third party payment processors and sports data providers; failure to detect fraud or theft; reliance on strategic relationships with casinos, tribes and horse-tracks to offer services in certain jurisdictions; growth is dependent on development of new users, products and offerings; growth is also dependent on the legal status of real-money gambling; ability to obtain adequate financing; likelihood for errors in odd calculations; negative events may result in negative press; difficulty accessing the service of banks and financial institutions; as well as regulatory, tax, insurance, legal and litigation issues.
General Motors Company Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, General Motors Company faces the risks of failing to deliver or develop new products could impact results; failure to attract or retain key personnel; design and introduction of new vehicles must be timely; long term success is reliant on development of and consumer adoption of electric vehicles; intense competition; climate change, including changing regulations related to emissions; global automobile market sales volumes may be volatile and subject to additional regulations; inflationary pressures and increased costs of commodities or raw materials would impact performance; disruption of a manufacturing facility or a supplier’s operations would disrupt production schedules; public health crises could disrupt business operations; providing financial services to customers and dealers can be volatile; as well as risks related to intellectual property, government regulations, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Lucid Group, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Lucid Group, Inc. shares face risks associated with: limited operating history and future business prospects; historical net losses continuing; an inability to control substantial costs; cancellable orders; a global downtown or recession; dependence on a single model of vehicle; the cancellation of or inability to fulfill a large contract from Saudi Arabia; dependence on brand image; no third-party retail product distribution and service network; consumers’ adoption of electric vehicles; changing
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international business operations; significant barriers to entry and competition in the automotive industry; elimination or reduction of government initiatives; an inability to offer attractive leasing and financing options; development of technology related to autonomous driving advanced driving assistance; low gas prices hampering demand; supply chain complexities; as well as regulatory, tax, insurance, legal and litigation issues.
The Coca-Cola Company Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, The Coca-Cola Company shares face risks associated with: potential for changes in the economic and geopolitical conditions; increased competition; failure of innovation; changes in retail landscape; inability to expand business into emerging and developing countries; ability to attract and retain key employees; disruptions in the supply chain; reliance on third-party service providers; labor disputes; changes in consumer demands; perceived negative effects of certain ingredients; product safety and health concerns; negative publicity; reliance on bottling partners; as well as regulatory, tax, insurance, legal and litigation issues.
MARA Holdings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, MARA Holdings, Inc. shares face risks associated with: bitcoin and bitcoin prices are highly volatile; the regulatory environment of bitcoin is ever evolving; failure to grow hash rate could result in the operations to suffer; potential for the disruptions of the crypto asset markets; geopolitical and economic crisis; open-source structure of the Bitcoin network protocol could adversely impact operations; potential for “forks” in the blockchain; mining and processing irregularities; reliance on immersion-cooling; loss or destruction of private keys may be irreversible; security threats; ability to adapt to changing technology; limitation of legal recourse available; security breaches, privacy concerns and cybersecurity attacks; reliance on third-party hosting; intellectual property rights claims may adversely affect operations; reliance on key personnel; prolonged power or internet outages; as well as regulatory, tax, insurance, legal and litigation issues.
NIKE, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, NIKE, Inc. faces the risks of economic downturns; intense competition; inflationary pressure as well as changing currency rates; climate change and related regulatory changes; extreme weather and natural disasters; pandemic impacts or other public health emergencies; brand or reputational harm; inability to anticipate customer preferences and demands; reliance on innovation; seasonal demands; failing to obtain and maintain high-quality endorsement deals; reliance on technology; consolidation of retailers; concentration in manufacturing; competition for prime real estate; international operations, including overseas sourcing, manufacturing and financing; global distribution disruptions; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
PDD Holdings Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, PDD Holdings Inc. faces the risks of historical performance may not predict future performance; difficult to anticipate customers’ preferences; brand or reputational harm; intense competition; laws and regulations governing the business are complex and ever changing; liability associated with sale of counterfeit or otherwise illegal or unauthorized products; claims submitted under consumer protection laws; running an international corporate structure with multi-jurisdictional operations, including significant business in China; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Realty Income Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Realty Income Corporation shares face risks associated with: variability in the supply and demand of real estate; unknown environmental liability of being a property owner; failure to qualify as a REIT; changing regulations related to REITs; debt and preferred stock financing; real estate investment is illiquid; international investment comes with additional risks; property taxes may increase; regulations regarding gaming facilities may change; compliance with the Americans with Disabilities Act of 1990 and regulations promulgated thereunder; climate change impacts are hard to predict; as well as regulatory, tax, insurance, legal and litigation issues.
Reddit, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Reddit, Inc. faces the risks of inability to increase or retain user base; content contribution reductions; brand and reputational harm; changes in internet search algorithms; operations may fluctuate and monetization of business is in the early stages; failure to attract new advertisers; expansion may slow; interoperation with
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operating systems, networks, devices, etc. is integral to operations; intense competition; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Roblox Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Roblox Corporation shares face risks associated with: historical losses may occur in the future; business seasonality; historical rapid growth may not be indicative of future growth; reliance on third-party operating systems and distribution channels; maintenance of brand and reputation; failure to retain and add new users; dependence on developers to develop new content; prolonged power or internet outages would impede business operations; lack of comprehensive encryption; security and data breaches; international expansion is complex; reliance on suppliers of certain components; use of platform for illegal activities; as well as regulatory, tax, insurance, legal and litigation issues.
Rocket Lab USA, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Rocket Lab USA, Inc. faces the risks of past rapid growth may not translate to future growth rates; limited operating history of company; historical losses; maintaining sustainable order rate for purchases; contracts with governmental entities is subject to additional restrictions; concentration in customer base; funding of the U.S. government could disrupt revenue; difficulty developing new technologies; intense competition; uncertainty in global macroeconomic conditions; reliance on a limited number of vendors; launch vehicles and spacecraft are subject to delays, damage or destruction; launch delays due to defects of failures; raw material supplies may be difficult to procure; space is harsh and unpredictable; increasing congestion of low Earth orbit constellations; labor disputes; fluctuations in foreign exchange rates; improper handling or unplanned events of dangerous materials; failure of infrastructure; as well as risks related to intellectual property, litigation, financing, taxes, insurance, data security, cybersecurity and accounting issues.
Salesforce, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Salesforce, Inc. faces the risks of security breaches; defects, interruptions and disruptions in services may dimmish demand; strains on personnel and infrastructure may limit growth of customer base; difficulty predicting subscription renewals and upgrade rates; inherent risks of international operations; loss of key personnel; failure of support services; intense competition; difficulties expanding; difficulties maintaining and enhancing the brand; disruptions with third-parties may hinder operations; changing social and ethical issues, including the use of artificial intelligence; legal and regulatory risks; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Sony Group Corporation Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Sony Group Corporation faces the risks of intense competition; inability to maintain adequate research and development into changing demands; strategic initiatives may fail; sales and profitability may be affected by problems with performance of wholesalers, retailers or other third parties; operations as a global company require adherence with a wide range of laws and regulations; management of third-party suppliers and business partners can be difficult; sales and operations are sensitivity to global and regional trends and conditions; fluctuations in currency exchange rates; inability to retain and attract key personnel; changes in consumer behaviors; disruptions due to pandemics or other natural disasters that could disrupt the supply chain; brand and reputational harm; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Starbucks Corporation Investing Risk
Issuer-specific attributes may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Starbucks Corporation faces the risks of brand relevance and execution; strategic initiatives may fail; investments to transform customer experience may not generate expected results; customer preferences are ever changing; reliance on business partners and third-party providers; food or beverage-borne illnesses or other inaccuracies or contamination; projections for new store openings may not be met; operating a global business, including increasing dependence on certain international markets; supply chain disruptions, including costs, interruptions and inadequacies; changes to the greater global macroeconomic conditions; ability to attract and retain key personnel; intense competition; compliance with environmental, social and governance matters; as well as risks related to intellectual property, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Southwest Airlines Co. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, LUV faces the risks of
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economic downturns; inability to compete as low cost carrier; increasing insurance costs; intense competition; reliance on a single manufacturer for aircraft and engines; labor disputes; extreme weather conditions; extensive governmental regulations, including environmental regulations; international operations may cause additional management concerns; reputational harm; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Target Corporation Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Target Corporation faces the risks of intense competition; inability to anticipate customer demands; brand and reputational harm; inability to develop adequate exclusively branded products; inventory management; seasonality of business; investment and infrastructure risks; supply chain and third-party distribution; greater macroeconomic conditions may fluctuate; natural disasters or adverse weather conditions, including impacts of climate change; workforce management difficulties; as well as risks related to litigation, regulatory changes, taxes, insurance, data security, cybersecurity and accounting issues.
Uber Technologies, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Uber Technologies, Inc. shares face risks associated with: classification of drivers; highly competitive industry; fares may need to be lowered in certain areas to remain competitive; significant losses have been incurred and may be in the future; inability to attract and retain drivers; maintaining and enhancing brand; platform users may engage in illegal activities; operation outside the United States is a large portion of business operations; significant fluctuations in operation results; inability to provide transportation to the airports in large metropolitan areas would adversely impact business; security or data breaches, cybersecurity attacks; inability to introduce new technologies; some users paying in cash increases regulatory concerns; allowing payment via credit card is instrumental to business operations; evolving nature of climate change, regulations and use of artificial intelligence; as well as regulatory, tax, insurance, legal and litigation issues.
United Airlines Holdings, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, United Airlines Holdings, Inc. faces the risks associated with failure to execute elements of strategic operating plan; changes to network strategy;
failure to manage acquisitions; adverse publicity or brand or reputational harm; intense competition; aircraft, engines and parts are sources from a limited number of suppliers; disruptions to third-party carriers and routes; unfavorable economic and political conditions; reliance on third-party service providers which may fail; major airport disruptions; geopolitical conflict, terrorist attacks or security events may disrupt operations; heavy reliance on technology for business operations; union disputes; inability to attract or retain key personnel; subject to expensive government regulations; environmental regulation and liability is everchanging; as well as risks related to litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Visa Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Visa Inc. faces risks associated with: complex and revolving global regulations; increased scrutiny related to the global payments industry; government- imposed obligations and/or restrictions on international payment systems; liability associated with handling personal data and information; regulatory compliance costs; litigation; taxes; indebtedness; and the ability to attract and retain high quality talent; intense competition; difficulty winning and retaining customer base; merchants’ and processors’ pushes to lower acceptance cost and challenge industry practices; maintaining relationships with financial institutions; maintaining brand reputation; global, political, market or health related events may harm business; as well as technological and cybersecurity concerns.
Block, Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole. As of the date of this prospectus, Block, Inc. shares face risks associated with: slowing of growth rates; generation of significant net losses; maintenance of brand and reputation; attempts to expand may not succeed; long term success relies on development of new products; intense competition; developments in cryptocurrencies subject the business to additional risks; integration of Afterpay; risks of TIDAL and the music industry; risks of the banking ecosystem; required capital may not be available; data breaches and cybersecurity attacks; software errors; system failures; reliance on payment card networks; reliance on third-party systems; ability to retain and attract key personnel; limited number of available suppliers; as well as regulatory, tax, insurance, legal and litigation issues.
Walmart Inc. Investing Risk
Issuer-specific attributes may cause an investment held by a Fund to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.
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As of the date of this prospectus, Walmart Inc. faces the risks associated with the failure to execute omni-channel strategy; failure to respond to changing consumer demands; intense competition; general and macroeconomic uncertainty; success of strategic alliances; health pandemics; natural disaster and climate change; difficulties with supply chain; decline in quality of products offered; reliance on electronic means to process transactions is subject to the risks of failure with the systems; technology-based systems may have outages; inability to attract and retain key personnel; illegal or inappropriate behavior of independent contractors or third-party service providers; fluctuations in global currency; international operations are subject to additional regulations; as well as risks related to financing, litigation, taxes, insurance, data security, cybersecurity and accounting issues.
Security Volatility Risk
Significant short-term price movements in the underlying security could adversely impact the performance of both the underlying security and a Fund, increase a Fund’s bid-ask spread and adversely impact the Fund’s ability to achieve its investment objective. In addition, the NAV of a Fund over short-term periods may be more volatile than other investment options due to the volatility of the underlying security.
Concentration Risk
Each Fund will be concentrated in the underlying security and the industry and/or sector to which its underlying security is assigned (i.e., hold more than 25% of its total assets in investments that provide leveraged exposure, as applicable, to the industry and/or sector to which its underlying security is assigned). Since each Fund is concentrated in a particular security and therefore industry and/or sector, it presents more risks than a portfolio broadly diversified over several industries. A portfolio invested in multiple securities and industries typically presents less risk than a portfolio concentrated in one security or industry because market changes that adversely impact one security or industry may benefit others. Because each Fund only invests in one security and industry/sector, it should be expected to decrease from any market movements that adversely impact the underlying security and/or the industry/sector to which the underlying security is assigned.
Aerospace and Defense Industry Risk
The aerospace and defense industry can be significantly affected by government regulation and spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. The financial condition of companies in this industry is heavily influenced by government defense spending, which may be reduced in efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.
Airline Industry Risk
Due to the discretionary nature of business and leisure travel spending, airline industry revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Airline companies may also be significantly affected by changes in fuel prices, which may be very volatile, the imposition of tariffs, and/or changes in labor relations and insurance costs. Due to the competitive nature of the airline industry, airline companies may not be able to pass on increased fuel prices to customers by increasing fares. Airline companies may also be highly dependent on aircraft or related equipment from a small number of suppliers, and consequently, issues affecting the availability, reliability, safety, or longevity of such aircraft or equipment (e.g., the inability of a supplier to meet aircraft demand or the grounding of an aircraft due to safety concerns) may have a significant effect on the operations and profitability of airline companies. In addition, the airline industry may be significantly affected by domestic and foreign acts of terrorism. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent.
Automotive Companies Risk
The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
Artificial Intelligence (AI) and Big Data Company Risk
Companies engaged in artificial intelligence (“AI”) and big data typically face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. AI and big data companies typically engage in significant amounts of spending on research and development, as well as mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. The products and services of AI and big data companies may face obsolescence due to rapid technological developments and frequent new product or service introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. AI and big data companies are potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, AI technology
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could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI and big data companies may face regulatory fines and penalties, including forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. The customers and/or suppliers of AI and big data companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on AI and big data companies. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
American Depositary Receipts (“ADRs”) Risk
ADRs are an equity security issued by a U.S. bank or broker that represents one or more shares of a foreign-company stock held by the U.S. bank in the foreign company’s home stock market. ADRs may be listed on a major U.S. stock exchange or may be traded over the counter and are generally denominated in U.S. dollars. Because ADRs are issued by non-U.S. companies, they are subject to various foreign investment risks. These risks include the risk that the currency in the issuing company’s country will drop relative to the U.S. dollar, that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, or that inflation in the issuing company’s country will erode the value of the foreign currency. Additionally, investors may not have access to the same amount of information about the company that is available about domestic companies.
Chinese Securities Risk
The economy of the People’s Republic of China (“China” or the “PRC”) has been in a state of transition from a planned economy to a more market oriented economy since the 1970s. Still, the majority of productive assets in China are owned by the PRC government at various levels. In recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. Under these reforms, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such reforms or growth will be sustained in the future. The Chinese economy is generally considered an emerging market, which is affected by economic and political conditions and policy in China and surrounding Asian countries.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan, South Korea and countries in the European Union, would adversely impact the Chinese economy and a Fund’s investments.
International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. For example, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity include purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies. In addition, international pressure has been placed on China related to Chinese trade policy, in particular with respect to forced technology transfers and weak intellectual property protections. Consequences of trading strains between China and importing nations may include a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and the failure of individual companies and/or segments of China’s export industry.
In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.
Recent developments in relations between the United States and China have heightened the risks of investing in Chinese securities as the deteriorating relationship has resulted in additional and/or increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Chinese industries and issuers that rely on exports. Worsening trade, diplomatic and military relations between the U.S. and China could adversely impact Chinese securities, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China or investments in Chinese securities listed on U.S. stock exchanges. Securities of Chinese companies traded on U.S. stock exchanges also may be delisted in response to changing economic sanctions, foreign investment rules or other rules, regulations or determinations by the U.S. government. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares. Reduction in spending on Chinese products and services, supply chain diversification, additional tariffs or other trade barriers, an economic slowdown or recession in countries that import significant goods from China would likely adversely impact Chinese issuers.
The U.S. government has imposed restrictions on U.S. investors’ ability to invest in certain Chinese issuers and has implemented a process to delist Chinese issuers that have listed their securities on U.S. securities exchanges but not complied with certain U.S. accounting requirements. Historically, issuers in China have been subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets. Therefore, all material information Chinese securities issuers may not be known or publicly available, and where it is available,
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it may not be reliable. Investors who are harmed as a result of the lack of (quality) information about Chinese issuers will generally not have recourse against such issuers due to the lack of remedies available in China, the difficulty of pursuing any remedies available, and the difficulty or even inability to enforce judgments obtained through courts in other countries, such as the United States.
China has experienced security concerns, such as terrorism and strained international relations. Internal social unrest or confrontations with neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Additionally, China is alleged to have participated in cyberattacks against foreign countries and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs or cyberattacks on Chinese government or Chinese companies, may impact China’s economy and cause uncertainty in Chinese securities markets.
Chinese Government Risk
The Chinese government has historically exercised substantial control over every sector of the Chinese economy through administrative regulation and/or state ownership. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods maybe sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced inflation or otherwise regulated economic expansion. If such past actions were to continue, they may have significant and unpredictable effects on the economic conditions in China. The Chinese government may introduce new laws and regulations that may impact a Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Accordingly, an investment in Chinese securities could result in a total loss if these companies are re-nationalized or other regulatory actions are taken by the Chinese government.
Moreover, the Chinese government limits foreign investment in the securities of Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index.
In addition, As the Chinese government’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. Military or diplomatic moves to resolve any issues could adversely affect the economies and/or companies in the region.
From time to time, and as recently as 2022 with the coronavirus known as COVID-19, China has experienced outbreaks of infectious illnesses. Any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. These risks may be heightened to the extent China pursues a “zero COVID” or similar strategy that attempts to eradicate the incidence of a disease for extended periods, thus leading to shutdowns or other adverse impacts.
Chinese Markets Risk
The Chinese securities markets have a limited operating history compared to the U.S. and are not as developed as those in the U.S. A small number of issuers may represent a large portion of the China market as a whole, and prices for securities of these issuers may be very sensitive to political, economic and regulatory developments in China, and investments in China may experience significant losses. In addition, the Chinese securities markets have historically been characterized by relatively frequent trading halts and low trading volume. As the Chinese securities markets are maturing, these conditions are improving. Nevertheless, Chinese securities may generally be regarded as less liquid and more volatile than the securities of U.S. issuers.
Investments in China may also be subject to positive or negative effects as a result of varied policies on expropriation and/or nationalization of assets, strengthened or lessened restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war and social instability as a result of religious, ethnic and/or socioeconomic unrest. There is relatively less regulation and monitoring of Chinese securities markets and of the activities of investors, brokers and other participants than in the United States, including with respect to insider trading, tender offers, stockholder proxies and disclosure of information.
The laws, regulations, including the investment regulations allowing Stock Connect investing and Qualified Foreign Investors (“QFIs”) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the exposure to A-shares in a Fund’s portfolio.
Chinese Currency Risk
The Chinese government sets monetary policy and restricts the ability of both Chinese nationals and foreign investors to transfer monies into and out of China. The value of the renminbi (“RMB”) may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the Chinese government, the United States, foreign governments, central banks or supranational entities, as well as the imposition of currency controls of other national or global political actors. The RMB is no longer strictly pegged to the U.S. dollar. The RMB has now moved to a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of RMB-denominated investments. There can be no assurance that the RMB will not be subject to devaluation and any devaluation of the RMB may adversely affect the value of Chinese securities.
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Communication Services Sector Risk
The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.
Consumer Discretionary Sector Risk
Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, including the functioning of the global supply chain, interest rates, inflation, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. Also, companies in the consumer discretionary sector may be subject to intense competition, which may have an adverse impact on a company’s profitability. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.
Consumer Staples Sector Risk
Consumer staples companies are subject to government regulations affecting their products which may negatively impact such companies’ performance. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Also, the success of food, beverages, household and personal product companies may be strongly affected by changing consumer tastes and/or interest, marketing campaigns and other factors affecting supply and demand, including performance of the overall domestic and global economy, interest rates, competition and consumer confidence and spending. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Crypto Industry Investing Risk
Companies in the crypto industry are subject to various risks, including the inability to develop digital asset applications or to capitalize on those applications, theft, loss, or destruction of cryptographic keys, the possibility that digital asset technologies may never be fully implemented, cybersecurity risk, conflicting intellectual property claims, and inconsistent and changing regulations. Digital payments processing companies are subject to various risks, including those associated with intense competition, changes in regulation, economic conditions, deterioration in credit markets, impairment of intellectual property rights, disruptions in service, and cybersecurity attacks and other types of theft. Some of the companies in which a Fund will invest are engaged in other lines of business unrelated to the crypto ecosystem and these lines of business could adversely affect their operating results. Crypto asset markets are also relatively new, are not regulated in a manner similar to U.S. equities markets, have variable liquidity and may be subject to manipulation. Crypto asset systems, including those built using third party products, may be subject to technical defects or vulnerabilities, and such defects or vulnerabilities may not be capable of being cured.
Entertainment Industry Risk
Companies in the entertainment industry may be impacted by the high costs of research and development of new content and services in an effort to stay relevant in a highly competitive industry, and entertainment products may face a risk of rapid obsolescence. Entertainment companies are subject to risks that include cyclicality of revenues and earnings, changing tastes and topical interests, and decreases in the discretionary income of their targeted consumers. The entertainment industry is regulated, and subject to changes in the rules regarding advertising and the content produced by entertainment companies can increase overall production and distribution costs. Companies in the entertainment industry have at times faced increased regulatory pressure which has delayed or prohibited the release of entertainment content.
E-Gaming Companies Risk
E-Gaming companies may have limited product lines, markets, financial resources or personnel. These companies typically face intense competition and potentially rapid product obsolescence. E-Gaming companies may be dependent on one, or a small number, of product or product franchises for a significant portion of their revenue and profits and they may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. E-Gaming companies may be adversely impacted by government regulations, and may be subject to additional regulatory oversight with regard to privacy concerns and cybersecurity risk. Recently, E-Gaming companies have faced enhanced regulatory scrutiny, and certain regulators have
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at times suspended the issuance of licenses for new video games. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies could be negatively impacted by disruptions in service caused by hardware or software failure.
Electric and Autonomous Vehicles Company Risk
Electric and autonomous vehicles companies typically face intense competition and potentially rapid product obsolescence. Many of these companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. Electric and autonomous vehicles companies typically engage in significant amounts of spending on research and development, capital expenditures and mergers and acquisitions, and there is no guarantee that the products or services produced by these companies will be successful. Companies that produce the raw materials that are used in electric vehicles may be concentrated in certain commodities, and therefore be exposed to the price fluctuations of those commodities. In addition, autonomous vehicle technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Electric and autonomous vehicles companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. Electric and autonomous vehicles companies rely on artificial intelligence and big data technologies for the development of their platforms and, as a result, could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of electric and autonomous vehicles companies may be concentrated in a particular country, region or industry, including in emerging markets. Any adverse event affecting one of these countries, regions or industries could have a negative impact on electric and autonomous vehicles companies.
Financials Sector Risk
Performance of companies in the financials sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability of such companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financials sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions, which have occurred more frequently in recent years. Traditional financial companies may face competition from decentralized finance (DeFi) or open finance platforms, which seek to democratize access to financial services, such as borrowing, lending, custody, trading, derivatives and insurance, by removing third-party intermediaries. The impact of more stringent capital requirements, recent or future regulation on any individual financial company or recent or future regulation on the financials sector as a whole cannot be predicted.
Hotels, Restaurants & Leisure Industry Risk
The hotels, restaurants & leisure industry includes owners and operators of casinos and gaming facilities, hotels, resorts and cruise-ships, other leisure facilities (e.g., sport and fitness centers, stadiums, golf courses and amusement parks), and restaurants, bars, pubs, fast-food or take-out facilities. The hotels, restaurants & leisure industry is highly competitive and relies heavily on consumer spending for success. The prices of securities of companies in the hotels, restaurants & leisure industry may fluctuate widely due to general economic conditions, consumer spending and the availability of disposable income, changing consumer tastes and preferences and consumer demographics. Companies involved in the hotels, restaurants & leisure industry may be affected by the availability and expense of liability insurance. Legislative or regulatory changes and increased government supervision also may affect companies in the hotels, restaurants & leisure industry.
Industrials Sector Risk
Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products and services in general. Government regulation, world events, including trade disputes, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will also affect the performance of investment in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control
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government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Issuers with high carbon intensity or high switching costs associated with the transition to low carbon alternatives may be more impacted by climate transition risks.
Information Technology Sector Risk
The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Japanese Economy Risk
The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well.
Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Machinery Industry Risk
The machinery industry includes the development and sales of machinery and equipment for agriculture and construction projects. Companies within the industry may be significantly affected by government spending, changes in agricultural production, changes in new infrastructure spending, including bridges, roads and tunnels, demand for products such as excavators, bulldozers, cranes and front loaders as well as developments in autonomous machinery. This industry is also sensitive to interest rate fluctuations that can cause changes in the availability of equipment financing. Certain segments of the industry may be significantly affected by environmental regulations and catastrophic events such as pandemics, earthquakes, hurricanes and terrorist acts.
Real Estate Sector Risk
Investing in securities of real estate companies includes risks such as: fluctuations in the value of the underlying properties; periodic overbuilding and market saturation; changes in general and local economic conditions; changes in demographic trends, such as population shifts or changing tastes and values; concentration in a particular geographic region or property type; catastrophic events such as natural disasters and terrorist acts; casualty or condemnation losses; decreases in market rates for rents; increased competition; increases in property taxes, interest rates, capital expenditures, or operating expenses; changes in the availability, cost and terms of mortgage funds; defaults by borrowers or tenants; and other economic, political or regulatory occurrences, including the impact of changes in environmental laws, that may affect the real estate sector. Commercial and residential real estate companies are subject to risks similar to those associated with direct ownership of real estate noted above. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
Although interest rates have significantly increased since 2022, the prices of real estate related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. A correction or severe downturn in real estate-related asset prices in the future could adversely impact the value of securities of real estate companies. Additionally, the recent trend towards remote working environments has decreased, in the longer term the institutionalization of remote work has the potential to negatively impact commercial real estate occupancy rates and the real estate sector as a whole.
Retail Industry Risk
Securities of companies in the retail industry can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics,
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and changing consumer tastes and preferences. In addition, the retail industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.
Semiconductor Industry Risk
Semiconductor companies may face intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs, and such competition may have an adverse effect on their profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies’ supply chain and operations are dependent on the availability of materials that meet exacting standards and the use of third parties to provide components and services. Semiconductor companies may rely on a limited number of suppliers, or upon suppliers in a single location, for certain materials, equipment or tools. Finding and qualifying alternate or additional suppliers can be a lengthy process that can cause production delays or impose unforeseen costs, and such alternatives may not be available at all. Production can be disrupted by the unavailability of resources, such as water, silicon, electricity, gases and other materials. Suppliers may also increase prices or encounter cybersecurity or other issues that can disrupt production or increase production costs. Semiconductor companies typically face high capital costs and such companies may need additional financing, which may be difficult to obtain. They also may be subject to risks relating to research and development costs and the availability and price of components.
The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights, would adversely affect the profitability of these companies.
Software Industry Risk
Companies that develop and implement software can face risks associated with low barriers to entry, competition, especially in software development, deployment and delivery, and also due to product obsolescence or saturation, changes in regulation especially with respect to consumer or customer data, and risks associated with technology.
Sports Betting & iGaming Companies Risk
The iGaming and sports betting industry is characterized by an increasingly high degree of competition among a large number of participants including from participants performing illegal activities or unregulated companies. Expansion of iGaming and sports betting in other jurisdictions (both regulated and unregulated) could increase competition with traditional betting companies, which could have an adverse impact on their financial condition, operations and cash flows. In a broader sense, iGaming and sports betting companies face competition from all manner of leisure and entertainment activities, including shopping, athletic events, television and movies, concerts and travel. In addition, established jurisdictions could award additional licenses or permit the expansion or relocation of existing sports betting companies. These companies also may be subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the reputation, profitability and value of these companies. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The pandemic has resulted in a wide range of social and economic disruptions. Some sectors of the economy and individual issuers, including iGaming companies, have experienced particularly large losses. The shutdown of all commercial sporting activity in the United States and other countries has resulted in there being no sports betting online or otherwise. The continued impact of these events or other epidemics or pandemics could have an impact on a Fund.
Textiles, Apparel & Luxury Goods Industry Risk
Companies in the textiles, apparel and luxury goods industry may face intense competition and may be dependent on their ability to maintain brand image. These companies may be subject to changes in consumer preferences, and technologies employed by companies in the textiles, apparel and luxury goods industry may become obsolete. The success of companies in the textiles, apparel and luxury goods industry may depend heavily on the consumer spending of a relatively small segment of the general population and changes in consumer taste among such segment of the population can also affect the demand for, and success of, such companies. Since these types of companies are dependent on consumer spending, they can be especially sensitive to a decline in consumer confidence or any downturns in the broader economy. Demand for textiles, apparel and luxury goods may be seasonal, and incorrect assessment of future demand can lead to overproduction or underproduction, which can impact company profitability.
Transportation Industry Risk
Companies in the transportation industry may be adversely affected by changes in the economy, increases in fuel and operating costs, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation. Companies in the transportation industry are also affected by severe weather events, mass casualty accidents or environmental catastrophes, acts of terrorism and other similar events that target or damage transportation infrastructure or vessels, war or risk of war, widespread disruption of technology systems and increasing equipment and operational costs. Such global or regional events and conditions may adversely affect the operations, financial condition and liquidity of companies in the transportation industry and cause insurance premiums to increase dramatically or result in insurance coverage becoming unavailable for certain business lines or assets. Securities
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of companies in the transportation industry are generally cyclical and occasionally subject to sharp price movements.
Large-Capitalization Company Risk
Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions. Larger companies may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Money Market Instrument Risk
Money market instruments, including money market funds, depositary accounts and repurchase agreements may be used for cash management purposes. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may also be subject to credit risks associated with the instruments in which they invest. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Liquidity Risk
Holdings of a Fund may be difficult to buy or sell or may be illiquid, particularly during times of market turmoil. There is no assurance that a security or derivative instrument that is deemed liquid when purchased will continue to be liquid. Illiquid securities may be difficult to value, especially in changing or volatile markets. If a Fund is forced to buy or sell an illiquid security or derivative instrument at an unfavorable time or price a Fund may be adversely impacted. Certain market conditions or restrictions may prevent a Fund from limiting losses, realizing gains or achieving its investment objective. In certain market conditions a Fund may be one of many market participants that are attempting to transact in the securities of its underlying security. Under such circumstances, the market for securities of its underlying security may lack sufficient liquidity for all market participants' trades. Therefore, a Fund may have more difficulty transacting in the securities or financial instruments and a Fund's transactions could exacerbate illiquidity and price volatility in the securities of its underlying security.
To the extent that the instruments utilized by a Fund are thinly traded or have a limited market, a Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, a Fund's ability to issue additional Creation Units may be adversely affected. As a result, a Fund's shares would trade at a premium or discount to their NAV and/or the bid ask spread of a Fund's shares could widen. Under such circumstances, a Fund may be unable to rebalance its exposure properly which may result in significantly more or less exposure and losses to a Fund. In such an instance, a Fund may increase its transaction fee, utilize derivatives instruments that are less correlated to its underlying security, change its investment objective, reduce its exposure for a period of time or close.
Cash Transaction Risk
At certain times, a Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, a Fund may not be tax efficient and may incur brokerage costs related to buying and selling securities to achieve its investment objective thus incurring additional expenses than if it had effected creations and redemptions in kind. To the extent that such costs are not offset by fees payable by an authorized participant, a Fund may bear such costs, which will decrease a Fund’s NAV.
Equity Securities Risk
Publicly-issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate.
High Portfolio Turnover Risk
Daily rebalancing of a Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of a Fund’s Shares on such exchanges as Nasdaq, could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). A Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of a Fund’s trading. As such, if a Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.
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Early Close/Trading Halt Risk
When indices or securities experience a sharp decline in price or when there is a disruptive event, an exchange or market may close entirely or halt for a period of time in accordance with exchange “circuit breaker” rules or issue trading halts on specific securities and therefore, a Fund’s ability to buy or sell certain securities or financial instruments may be restricted. These exchange or market actions may result in a Fund being unable to buy or sell certain securities or financial instruments. A Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If a Fund is unable to rebalance its portfolio due to a market closure, a trading halt, an emergency, or other market disrupting event, it may result in a Fund not achieving its investment objective and a Fund having a significantly larger leverage multiple than 200%, which may result in significant losses to Fund shareholders in certain circumstances.
Additionally, exchange or market closures or trading halts may result in a Fund’s shares trading at an increasingly large discount to NAV and/or at increasingly wide bid-ask spreads during part of, or all of, the trading day.
Tax Risk
In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund’s pursuit of its investment strategy will potentially be limited by a Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund was to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and was ineligible to or was not able to cure such failure, a Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce a Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the SAI for more information.
Non-Diversification Risk
Each Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase a Fund’s volatility and increase the risk that a Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make a Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.
Securities Lending Risk
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees a Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for a Fund. In the event of a large redemption while a Fund has loaned portfolio securities, a Fund may suffer losses (e.g. overdraft fees) if it is unable to recall the securities on loan in time to fulfill the redemption. There is also a risk that a Fund may not be able to recall loaned securities in sufficient time to vote on material proxy matters.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. A Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to NAV. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to NAV.
Market Price Variance Risk. Shares of a Fund can be bought and sold in the secondary market at market prices rather than at NAV. When Shares trade at a price greater than NAV, they are said to trade at a “premium.” When they trade at a price less than NAV, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of a Fund’s holdings, the supply and demand for Shares, and other market factors. Because Shares can be created and redeemed in Creation Units at NAV, the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained over the long term. Nevertheless, the market price of Shares may vary significantly from NAV during periods of market volatility. Further, to the extent that exchange specialists, market makers and/or Authorized Participants are unavailable or unable to trade a Fund’s Shares and/or create and redeem Creation Units, bid/ask spreads and premiums or discounts may widen. The exact exposure of an investment in a Fund intraday in the secondary market is a function of the difference between the value of the underlying security at the market close on the first trading day and the value of the underlying security at the time of purchase. Thus, an investor that purchases shares intra-day may experience performance that is greater than, or less than, a Fund’s stated multiple of its underlying security.
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Trading Cost Risk. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, a buyer may incur a brokerage commission and other charges. In addition, a buyer may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Exchange Trading Risk. Shares are listed for trading on the listing exchange identified on the cover of the Prospectus. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares may be sold short, and short positions in Shares may place downward pressure on their market price. U.S. markets and exchanges may close early due to market or other circumstances, which may result in a Fund incurring substantial losses, not meeting its investment objective, or rebalancing its portfolio appropriately.
Other Risks of the Funds
Investment Strategy Implementation Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate a Fund's daily performance with 200% of the daily performance of its underlying security, there is no assurance that the implementation of such methodology will be successful and will enable a Fund to achieve its investment objective.
Aggressive Investment Technique Risk
Using investment techniques that may be considered aggressive, such as futures contracts, forward contracts, options and swap agreements, includes the risk of potentially dramatic changes (losses) in the value of the instruments, imperfect correlations between the price of the instrument and the underlying asset, security or index, and volatility of a Fund.
Cybersecurity Risk
The increased use of technologies, such as the internet, to conduct business increases the operational, information security and related “cyber” risks both directly to a Fund and through its service providers. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers. Unlike many other types of risks faced by a Fund, these risks typically are not covered by insurance. Cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents may include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, causing physical damage to computer or network systems, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Failures or breaches of the electronic systems of a Fund, a Fund’s adviser, distributor, other service providers, counterparties, securities trading venues, or the issuers of securities in which a Fund invests have the ability to cause disruptions and negatively impact a Fund’s business operations, potentially resulting in financial losses to a Fund and its shareholders. Cyber attacks may also interfere with the Fund’s calculation of its NAV, result in the submission of erroneous trades or erroneous creation or redemption orders, and could lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. While a Fund has established business continuity plans, there are inherent limitations in such plans, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, a Fund cannot control the cyber security plans and systems of a Fund’s service providers or issuers of securities in which a Fund invests.
Investment Risk
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Risk of Global Economic Shock
Widespread disease, including public health disruptions, pandemics and epidemics (for example, COVID-19 including its variants), have been and may continue to be highly disruptive to economies and markets. Health crises could exacerbate political, social, and economic risks, and result in breakdowns, delays, shutdowns, social isolation, civil unrest, periods of high unemployment, shortages in and disruptions to the medical care and consumer goods and services industries, and other disruptions to important global, local and regional supply chains, with potential corresponding results on the performance of a Fund and its investments.
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Additionally, wars, military conflicts, sanctions, acts of terrorism, sustained elevated inflation, supply chain issues or other events could have a significant negative impact on global financial markets and economies. Russia’s military incursions in Ukraine have led to, and may lead to additional sanctions being levied by the United States, European Union and other countries against Russia. The ongoing hostilities between the two countries could result in additional widespread conflict and could have a severe adverse effect on the region and certain markets. Sanctions on Russian exports could have a significant adverse impact on the Russian economy and related markets and could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to the region or to adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas. Furthermore, the possibility of a prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement’s attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. How long such tensions and related events will last cannot be predicted. These tensions and any related events could have significant impact on a Fund performance and the value of an investment in a Fund.
Natural Disaster/Epidemic Risk
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of each Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, each Fund may have difficulty achieving its investment objective, which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, each Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of each Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of each Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these events could have a significant impact on each Fund’s performance, resulting in losses to your investment.
Regulatory Risk
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operations and/or change the competitive landscape. Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund.
Valuation Risk
In certain circumstances, such as when market quotations for securities or other assets are unavailable or unreliable or when a trading halt ends trading in a security or closes an exchange or market early, a holding may be fair valued for the day or for a longer period of time. The fair valuation of the holding may be different from other value determinations of the same holding. Holdings that are valued using techniques other than market quotations, including “fair valued” holdings, may be subject to greater fluctuation in their value form one day to the next than would be the case if market quotations were used. In addition, the price a Fund could receive upon the sale of a holding may differ from a Fund’s valuation of the holding or from the value used by the underlying security, particularly for holdings that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or halts or for any other reason.
A Precautionary Note to Retail Investors. The Depository Trust Company (“DTC”), a limited trust company and securities depositary that serves as a national clearinghouse for the settlement of trades for its participating banks and broker-dealers, or its nominee, will be the registered owner of all outstanding Shares of each Fund of the Trust. Your ownership of Shares will be shown on the records of DTC and the DTC Participant broker through whom you hold the Shares. THE TRUST WILL NOT HAVE ANY RECORD OF YOUR OWNERSHIP. Your account information will be maintained by your broker, who will provide you with account statements, confirmations of your purchases and sales of Shares, and tax information. Your broker also will be responsible for ensuring that you receive shareholder reports and other communications from a Fund whose Shares you own. Typically, you will receive other services (e.g., average basis information) only if your broker offers these services.
A Precautionary Note to Purchasers of Creation Units. Because new Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. As a dealer, certain activities on your part could, depending on the circumstances, result in your being deemed a
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participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (“Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from an issuing Fund, break them down into the constituent Shares and sell those Shares directly to customers, or if you choose to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter. Dealers who are not “underwriters,” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.
A Precautionary Note to Investment Companies. For purposes of the Investment Company Act of 1940, as amended (“1940 Act”), each Fund is a registered investment company, and the acquisition of its Shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 provides an exemption from these restrictions for registered investment companies seeking to invest in a Fund, subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. Any investment company considering purchasing Shares of a Fund in amounts that may cause it to exceed the restrictions in Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Unusual Circumstances. Under certain circumstances, a Fund may postpone payment of redemption proceeds. For information on such potential postponements, see the “Purchases and Redemptions - Suspension or Postponement of Right of Redemption” section of the SAI.
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About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations:
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Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market;
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Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time;
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Options are valued at the composite price, using National Best Bid and Offer quotes; and
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Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as the Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
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Rule 12b-1 Fees
The Board of Trustees of the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund may pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.
No 12b-1 fees are currently authorized to be paid by a Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Frequent Purchases and Redemptions. Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement (“Authorized Participant Agreement”) with the principal underwriter and the transfer agent, or purchase through a broker-dealer that has entered into such an agreement. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of an Authorized Participant Agreement between the Authorized Participant and the Distributor, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other transaction costs incurred by the Fund in connection with the issuance and redemption of Creation Units and may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, each Fund does not currently impose any trading restrictions on frequent trading or actively monitor for trading abuses. Transaction fees are imposed as set forth in the table in the SAI.
How to Buy and Sell Shares
Each Fund directly issues and redeems Shares only in large blocks (called “Creation Units”) of 25,000 and only in transactions with Authorized Participants.
Individual Shares, once listed for trading on the Exchange, can be bought and sold throughout the trading day in the secondary market like other listed securities. Most investors will buy and sell Shares in secondary market transactions through brokers. The Funds do not require any minimum investment in secondary market transactions.
When buying or selling Shares through a broker, investors may incur customary brokerage commissions and charges, and may pay some or all of the “spread” – that is, any difference between the bid price (the highest price a buyer is willing to pay for a share of a fund) and the ask price (the lowest price a seller is willing to accept for a share of a fund). In addition, because secondary market transactions occur at market prices, which typically vary from NAV, investors may pay more than NAV when buying Shares, and receive less than NAV when selling Shares.
The Funds’ Exchange trading symbols are as follows:
Fund	Symbol
Direxion Daily AAL Bull 2X ETF
Direxion Daily ABNB Bull 2X ETF
Direxion Daily CAT Bull 2X ETF
Direxion Daily CCL Bull 2X ETF
Direxion Daily CMG Bull 2X ETF
Direxion Daily COST Bull 2X ETF
Direxion Daily CRM Bull 2X ETF
Direxion Daily DAL Bull 2X ETF
Direxion Daily DIS Bull 2X ETF
Direxion Daily DKNG Bull 2X ETF
Direxion Daily GM Bull 2X ETF
Direxion Daily KO Bull 2X ETF
Direxion Daily LCID Bull 2X ETF
Direxion Daily LUV Bull 2X ETF
Direxion Daily MARA Bull 2X ETF
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Fund	Symbol
Direxion Daily NKE Bull 2X ETF
Direxion Daily O Bull 2X ETF
Direxion Daily PDD Bull 2X ETF
Direxion Daily RBLX Bull 2X ETF
Direxion Daily RDDT Bull 2X ETF
Direxion Daily RKLB Bull 2X ETF
Direxion Daily SBUX Bull 2X ETF
Direxion Daily SONY Bull 2X ETF
Direxion Daily TGT Bull 2X ETF
Direxion Daily UAL Bull 2X ETF
Direxion Daily UBER Bull 2X ETF
Direxion Daily V Bull 2X ETF
Direxion Daily WMT Bull 2X ETF
Direxion Daily XYZ Bull 2X ETF
Book Entry. Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the record owner of all Shares for all purposes.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. Beneficial owners of Shares must rely upon the procedures of DTC and its participants to exercise any rights as owners of Shares. These procedures are the same as those that apply to any other stocks that held in book entry or “street name” through a brokerage account.
Management of the Funds
Rafferty provides investment management services to the Funds. Rafferty has been managing investment companies since 1997. Rafferty is located at 535 Madison Avenue, 37th Floor, New York, New York 10022. As of January 31, 2026, the Adviser had approximately $55 billion in assets under management.
Pursuant to an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty at an annualized rate based on a percentage of each Fund’s average daily net assets of 0.75%
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Annual Financial Statements and Additional Information for the period ended January 31, 2027.
Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027, to the extent that a Fund’s Total Annual Fund Operating Expenses exceed 0.95% of the Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This Agreement may be terminated or revised at any time with the consent of the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”). An investment trading team of Rafferty employees assists the Portfolio Managers in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team
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rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University of New York at Buffalo in 1998.
The Funds' SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of shares of the Funds.
Portfolio Holdings
A Fund’s portfolio holdings are disclosed on the Fund’s website at www.direxion.com each day the Fund is open for business. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.
other service providers
ALPS Distributors, Inc. (“Distributor”) serves as the Funds' distributor. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Funds' administrator. Bank of New York Mellon (“BNYM”) serves as the Funds' transfer agent, fund accountant, custodian and index receipt agent. The Distributor is not affiliated with Rafferty, USBFS, or BNYM.
Distributions
Fund Distributions. Each Fund pays out dividends from its net investment income, and distributes any net capital gains, if any, to its shareholders at least annually. Each Fund is authorized to declare and pay capital gain distributions. A Fund may have extremely high portfolio turnover, which may cause it to generate significant amounts of taxable income. Each Fund will generally need to distribute net short-term capital gain to satisfy certain tax requirements. As a result of the Funds' high portfolio turnover, they could need to make larger and/or more frequent distributions than traditional ETFs.
A shareholder that holds shares of the Fund when a Fund pays a distribution will receive the distribution which reflects net investment income and net capital gains the Fund earned prior to the shareholder’s holding period. Because of the significant amount of trading a Fund conducts due to its daily leveraged investment objective, a shareholder may receive a large distribution with a significant tax impact even if the shareholder holds the shares for a short period of time.
Dividend Reinvestment Service. Brokers may make the DTC book-entry dividend reinvestment service (“Reinvestment Service”) available to their customers who are shareholders of a Fund. To determine whether the Reinvestment Service is available and whether there is a commission or other charge for using the service, consult your broker. Fund shareholders should be aware that brokers may require them to adhere to specific procedures and timetables to use the Reinvestment Service.
Taxes
As with any investment, you should consider the tax consequences of buying, holding, and disposing of Shares. The tax information in this Prospectus is only a general summary of some important federal tax considerations generally affecting a Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Funds and to an investment in Shares.
Fund distributions to you and your sale of your Shares will have tax consequences to you unless you hold your Shares through a tax-exempt entity or tax-deferred retirement arrangement, such as an individual retirement account (“IRA”) or 401(k) plan.
Each Fund intends to qualify each taxable year for taxation as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements,
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Direxion Shares ETF Trust Prospectus

the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of income dividends or capital gain distributions.
Taxes on Distributions. Dividends from a Fund’s investment company taxable income – generally, the sum of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid – will be taxable to you as ordinary income to the extent of its earnings and profits, whether they are paid in cash or reinvested in additional Shares. However, dividends a Fund pays to you that are attributable to its “qualified dividend income” (i.e., dividends it receives on stock of most domestic and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) generally will be taxed to you, if you are an individual, trust, or estate and satisfy those restrictions with respect to your Shares, for federal income tax purposes, at the rates of 15% or 20% for such shareholders with taxable income exceeding certain thresholds (which will be indexed for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations – the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations – subject to similar restrictions; however, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Each Fund does not expect to earn a significant amount of income that would qualify for those maximum rates or that deduction.
Distributions of a Fund’s net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) that it recognizes on sales or exchanges of capital assets (“capital gain distributions”), if any, will be taxable to you as long-term capital gains, at the maximum rates mentioned above if you are an individual, trust, or estate, regardless of your holding period for the Shares on which the distributions are paid in cash. A Fund’s capital gain distributions may vary considerably from one year to the next as a result of its investment activities and cash flows and the performance of the markets in which it invests. Each Fund does not expect to earn a significant amount of net capital gain.
Distributions in excess of a Fund’s current and accumulated earnings and profits, if any, first will reduce your adjusted tax basis in your Shares in the Fund and, after that basis is reduced to zero, will constitute capital gain. That capital gain will be long-term capital gain, and thus will be taxed at the maximum rates mentioned above if you are an individual, trust, or estate if the distributions are attributable to Shares you held for more than one year.
Investors should be aware that the price of Shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Shares shortly before the record date therefor, they will pay full price for the Shares and receive some part of the purchase price back as a taxable distribution even though it represents a partial return of invested capital.
In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.
Because of the possibility of high portfolio turnover, the Funds may generate significant amounts of taxable income. Accordingly, the Funds may need to make larger and/or more frequent distributions than traditional unleveraged ETFs. A substantial portion of that income typically will be short-term capital gain, which will generally be treated as ordinary income when distributed to shareholders.
Fund distributions to tax-deferred or qualified plans, such as an IRA, retirement plan or pension plan, generally will not be taxable. However, distributions from such plans will be taxable to the individual participant notwithstanding the character of the income earned by the qualified plan. Please consult a tax adviser for a more complete explanation of the federal, state, local and foreign tax consequences of investing in a Fund through such a plan.
Taxes When Shares are Sold. Generally, you will recognize taxable gain or loss if you sell or otherwise dispose of your Shares. Any gain arising from such a disposition generally will be treated as long-term capital gain if you held the Shares for more than one year, taxable at the maximum rates (15% or 20%) mentioned above if you are an individual, trust, or estate; otherwise, the gain will be treated as short-term capital gain. However, any capital loss arising from the disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of capital gain distributions, if any, received with respect to those Shares. In addition, all or a portion of any loss recognized on a sale or exchange of Shares of a Fund will be disallowed to the extent other Shares of the same Fund are purchased (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of the sale or exchange; in that event, the basis in the newly purchased Shares will be adjusted to reflect the disallowed loss.
Holders of Creation Units. A person who purchases Shares of a Fund by exchanging securities for a Creation Unit generally will recognize capital gain or loss equal to the difference between the market value of the Creation Unit and the person’s aggregate basis in the exchanged securities, adjusted for any Balancing Amount paid or received. A shareholder who redeems a Creation Unit generally will recognize gain or loss to the same extent and in the same manner as described in the immediately preceding paragraph.
Miscellaneous. Backup Withholding. A Fund intermediary (such as a broker) must withhold and remit to the U.S. Treasury 24% of dividends and capital gain distributions otherwise payable to any individual or certain other non-corporate shareholder
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who fails to certify that the social security or other taxpayer identification number furnished to the intermediary is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from a Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.
Additional Tax. An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays and net gains realized on the sale or redemption of Shares), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Determination. A shareholder who wants to use the average basis method for determining basis in Shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different IRS-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.
You may also be subject to state and local taxes on Fund distributions and dispositions of Shares.
Non-U.S. Shareholders. A “non-U.S. shareholder” is an investor that, for federal tax purposes, is a nonresident alien individual, a foreign corporation or a foreign estate or trust. Except where discussed otherwise, the following disclosure assumes that a non-U.S. shareholder’s ownership of Shares is not effectively connected with a trade or business conducted by such non-U.S. shareholder in the United States and does not address non-U.S. shareholders who are present in the United States for 183 days or more during the taxable year. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders should consult their tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Withholding. Dividends paid by a Fund to non-U.S. shareholders will be subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income (other than “qualified interest income” or “qualified short-term capital gains,” as described below). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation’s earnings and profits attributable to such dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).
A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. See the discussion of backup withholding under “Miscellaneous” above.
Exemptions from Withholding. In general, federal income tax will not apply to gain realized on the sale or other disposition of Shares or to any Fund distributions reported as capital gain dividends, short-term capital gain dividends, or interest-related dividends.
“Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” a Fund realizes (generally, the excess of a Fund’s net short-term capital gain over long-term capital loss for a taxable year, computed with certain adjustments). “Interest-related dividends” are dividends that are attributable to “qualified net interest income” from U.S. sources. Depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as short-term capital gain dividends and interest-related dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. To qualify for the exemption, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as a short-term capital gain dividend or an interest-related dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. As discussed more fully in the Funds' SAI under “Taxes,” the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies as such and, in certain circumstances, that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. Non-U.S. shareholders
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should consult their own tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
More information about taxes is available in the Funds' SAI.
Additional Information ABOUT THE TRUST
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. Unclaimed or inactive accounts may be subject to escheatment laws, and the Funds and the Funds' transfer agent will not be liable to shareholders and their representatives for good faith compliance with those laws.
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Additional Information Regarding The Underlying Securities
Information provided to, or filed with, the SEC by each company named in this Prospectus, pursuant to the Exchange Act, including the financial statements of each company’s Form 10-K, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
American Airlines Group Inc. (NASDAQ: AAL)	001-8400
Airbnb, Inc. (NASDAQ: ABNB)	001-39778
Caterpillar Inc. (NYSE: CAT)	001-768
Carnival Corporation (NYSE: CCL)	001-9610
Chipotle Mexican Grill, Inc. (NYSE: CMG)	001-32731
Costco Wholesale Corporation (NASDAQ: COST)	000-20355
Salesforce, Inc. (NYSE: CRM)	001-32224
Delta Air Lines, Inc. (NYSE: DAL)	001-05424
The Walt Disney Company (NYSE: DIS)	001-38842
DraftKings Inc. (NASDAQ: DKNG)	001-41379
General Motors Company (NYSE: GM)	001-34960
The Coca-Cola Company (NYSE: KO)	001-02217
Lucid Group, Inc. (NASDAQ: LCID)	001-39408
Southwest Airlines Co. (NYSE: LUV)	001-7259
MARA Holdings, Inc. (NASDAQ: MARA)	001-36555
NIKE, Inc. (NYSE: NKE)	001-10635
Realty Income Corporation (NYSE: O)	001-13374
PDD Holdings Inc. (NASDAQ: PDD)	001-38591
Roblox Corporation (NYSE: RBLX)	001-39763
Reddit, Inc. (NYSE: RDDT)	001-41983
Rocket Lab USA, Inc. (NASDAQ: RKLB)	001-39560
Starbucks Corporation (NASDAQ: SBUX)	000-20322
Sony Group Corporation (NYSE: SONY)	001-06439
Target Corporation (NYSE: TGT)	001-6049
United Airlines Holdings, Inc. (NASDAQ: UAL)	001-06033
Uber Technologies Inc. (NYSE: UBER)	001-38902
Visa Inc. (NYSE: V)	001-33977
Walmart Inc. (NYSE: WMT)	001-06991
Block, Inc. (NYSE: XYZ)	001-37622
Financial Highlights
No financial information is available for the Funds because they had not commenced operations. Each Fund’s fiscal year end is January 31st.
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Prospectus

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
More Information on the Direxion Shares ETF Trust
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on each Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports will provide additional information on the Funds' investment holdings, performance data and information discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period. The Funds' Form N-CSR will contain additional information about the Funds' investments and the Funds' annual and semi-annual financial statements.
To Obtain the SAI or Fund Reports Free of Charge or for Other Information, such as Fund Financial Statements, or Shareholder Inquiries:
Write to:	Direxion Shares ETF Trust
535 Madison Avenue, 37th Floor New York, New York 10022
Call:	(866) 476-7523
By Internet:	www.direxion.com
Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
SEC File Number: 811-22201

Direxion Shares ETF Trust
Statement of Additional Information

535 Madison Avenue, 37th Floor	New York, New York 10022	(866) 476-7523
www.direxion.com
The Direxion Shares ETF Trust (“Trust”) is an investment company that offers shares of exchange-traded funds to the public. The shares of the funds offered in this Statement of Additional Information (“SAI”), upon commencement of operations, will be listed and traded on NYSE Arca, Inc. This SAI relates to the funds listed below (each, a “Fund” and collectively, the “Funds”).
2X BULL FUNDS
Direxion Daily AAL Bull 2X ETF
Direxion Daily ABNB Bull 2X ETF
Direxion Daily CAT Bull 2X ETF
Direxion Daily CCL Bull 2X ETF
Direxion Daily CMG Bull 2X ETF
Direxion Daily COST Bull 2X ETF
Direxion Daily CRM Bull 2X ETF
Direxion Daily DAL Bull 2X ETF
Direxion Daily DIS Bull 2X ETF
Direxion Daily DKNG Bull 2X ETF
Direxion Daily GM Bull 2X ETF
Direxion Daily KO Bull 2X ETF
Direxion Daily LCID Bull 2X ETF
Direxion Daily LUV Bull 2X ETF
Direxion Daily MARA Bull 2X ETF
Direxion Daily NKE Bull 2X ETF
Direxion Daily O Bull 2X ETF
Direxion Daily PDD Bull 2X ETF
Direxion Daily RBLX Bull 2X ETF
Direxion Daily RDDT Bull 2X ETF
Direxion Daily RKLB Bull 2X ETF
Direxion Daily SBUX Bull 2X ETF
Direxion Daily SONY Bull 2X ETF
Direxion Daily TGT Bull 2X ETF
Direxion Daily UAL Bull 2X ETF
Direxion Daily UBER Bull 2X ETF
Direxion Daily V Bull 2X ETF
Direxion Daily WMT Bull 2X ETF
Direxion Daily XYZ Bull 2X ETF

The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles. Each Fund attempts to provide daily investment results that correspond to 2 times the performance of an underlying security.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:
(1)
The Funds pursue daily leveraged investment objectives, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their underlying security.
(2)
The pursuit of daily investment objectives means that the return of a Fund for a period longer than a full trading day will be the product of a series of daily leveraged returns for each trading day during the relevant period. As a consequence, especially in periods of market volatility, the volatility of the underlying security may affect a Fund’s return as much as, or more than, the return of the underlying security. Further, the return for investors that invest for periods less than a full trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of the underlying security for the full trading day. During periods of high volatility, the Funds may not perform as expected and the Funds may have losses when an investor may have expected gains if the Funds are held for a period that is different than one trading day.
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)
understand the risks associated with the use of leverage;
(b)
understand the consequences of seeking daily leveraged investment results;
(c)
intend to actively monitor and manage their investments.
Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy the Funds.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
If a Fund’s underlying security moves more than 50% on a given trading day in a direction adverse to the Fund, the Fund’s investors would lose all of their money.
This SAI, dated May 29, 2026, is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 29, 2026 (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
May 29, 2026

i

ii

Direxion Shares ETF Trust
The Trust is a Delaware statutory trust organized on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of 232 separate series or “Funds.”
Shares of each Fund (“Shares”) are issued and redeemed only in large blocks called “Creation Units.” The Shares offered in this SAI , upon commencement of operations, will be listed and traded on NYSE Arca, Inc. (the “Exchange”). Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 25,000 Shares, as discussed in the “Purchases and Redemptions” section below.
Certain employees of the Adviser are responsible for interacting with market participants that transact in baskets for one or more Creation Units. As part of these discussions, these employees may discuss with a market participant the securities a Fund is willing to accept in connection with a purchase (“creation”) of shares, and securities that a Fund will provide on a redemption of shares. The Adviser's employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund's transactions, as may be necessary to conduct business in the ordinary course.
There is no assurance that any Fund offered in this SAI will achieve its objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” if a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. As a non-diversified fund, a Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the underlying security, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Exchange Listing and Trading
The Shares, upon commencement of operations, will be listed and traded on the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) a Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (iii) a Fund no longer complies with the requirements set forth in Nasdaq Rule 5704; or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
The trading prices of each Fund’s shares in the secondary market generally differ from each Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Rafferty Asset Management, LLC ("Rafferty" or "Adviser") may, from time to time, make payments to certain market makers in the Trust’s shares pursuant to an Exchange authorized program. The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund or an investor’s equity interest in a Fund.
1

Investment Policies and Techniques
Each Fund seeks investment results that correspond to the performance of an underlying security, before fees and expenses, as follows:
Fund	Underlying Security	Daily Leveraged Investment Objective
Direxion Daily AAL Bull 2X ETF	American Airlines Group Inc. (NASDAQ: AAL)	200%
Direxion Daily ABNB Bull 2X ETF	Airbnb, Inc. (NASDAQ: ABNB)	200%
Direxion Daily CAT Bull 2X ETF	Caterpillar Inc. (NYSE: CAT)	200%
Direxion Daily CCL Bull 2X ETF	Carnival Corporation (NYSE: CCL)	200%
Direxion Daily CMG Bull 2X ETF	Chipotle Mexican Grill, Inc. (NYSE: CMG)	200%
Direxion Daily COST Bull 2X ETF	Costco Wholesale Corporation (NASDAQ: COST)	200%
Direxion Daily CRM Bull 2X ETF	Salesforce, Inc. (NYSE: CRM)	200%
Direxion Daily DAL Bull 2X ETF	Delta Air Lines, Inc. (NYSE: DAL)	200%
Direxion Daily DIS Bull 2X ETF	The Walt Disney Company (NYSE: DIS)	200%
Direxion Daily DKNG Bull 2X ETF	DraftKings Inc. (NASDAQ: DKNG)	200%
Direxion Daily GM Bull 2X ETF	General Motors Company (NYSE: GM)	200%
Direxion Daily KO Bull 2X ETF	The Coca-Cola Company (NYSE: KO)	200%
Direxion Daily LCID Bull 2X ETF	Lucid Group, Inc. (NASDAQ: LCID)	200%
Direxion Daily LUV Bull 2X ETF	Southwest Airlines Co. (NYSE: LUV)	200%
Direxion Daily MARA Bull 2X ETF	MARA Holdings, Inc. (NASDAQ: MARA)	200%
Direxion Daily NKE Bull 2X ETF	NIKE, Inc. (NYSE: NKE)	200%
Direxion Daily O Bull 2X ETF	Realty Income Corporation (NYSE: O)	200%
Direxion Daily PDD Bull 2X ETF	PDD Holdings Inc. (NASDAQ: PDD)	200%
Direxion Daily RBLX Bull 2X ETF	Roblox Corporation (NYSE: RBLX)	200%
Direxion Daily RDDT Bull 2X ETF	Reddit, Inc. (NYSE: RDDT)	200%
Direxion Daily RKLB Bull 2X ETF	Rocket Lab USA, Inc. (NASDAQ: RKLB)	200%
Direxion Daily SBUX Bull 2X ETF	Starbucks Corporation (NASDAQ: SBUX)	200%
Direxion Daily SONY Bull 2X ETF	Sony Group Corporation (NYSE: SONY)	200%
Direxion Daily TGT Bull 2X ETF	Target Corporation (NYSE: TGT)	200%
Direxion Daily UAL Bull 2X ETF	United Airlines Holdings, Inc. (NASDAQ: UAL)	200%
Direxion Daily UBER Bull 2X ETF	Uber Technologies Inc. (NYSE: UBER)	200%
Direxion Daily V Bull 2X ETF	Visa Inc. (NYSE: V)	200%
Direxion Daily WMT Bull 2X ETF	Walmart Inc. (NYSE: WMT)	200%
Direxion Daily XYZ Bull 2X ETF	Block, Inc. (NYSE: XYZ)	200%
Each Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.
Subject to the limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below.
Defensive Policy. Each Fund pursues its investment objective regardless of market conditions and does not generally take defensive positions.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
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The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation
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from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Securities
A Fund may have both direct and indirect exposure to foreign securities through investments in publicly traded securities such as stocks and bonds, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Non-U.S. securities may be subject to currency risks or to foreign government taxes. There may be less information publicly available about a non-U.S. issuer than about a U.S. issuer, and a foreign issuer may or may not be subject uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of the imposition of exchange controls. The prices of such securities may be more volatile than those of U.S. securities. There maybe also be the possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty obtaining and enforcing judgments against foreign entities
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or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting currencies in connection with purchases and sales of foreign securities.
Non-U.S. stock markets may not be as developed or efficient as, and may be more volatile than, those in the U.S. While the volume of shares traded on non-U.S. stock markets generally has been growing, such markets usually have substantially less volume than U.S. markets. Therefore, a Fund’s investment in non-U.S. equity securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchanges rates may also affect the earning power and asset value of the foreign entity issuing a security, even on denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports
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of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation, a rising unemployment rate, and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty ; (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; (vii) differences in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers and restrictions on issuers’ ability to access the U.S. capital markets; and (viii) the risk that certain companies, including those in which the Fund may invest, may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism.
For over three decades, the Chinese government has been reforming economic and market practice and has been providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government could technically decide not to continue to support these economic reform programs and return to the completely centrally planned economy that existed prior to 1978. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan (or renminbi), and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. Chinese law also prohibits direct foreign investments in certain issuers in certain industries. Chinese companies listed on U.S. exchanges often use variable interest entities (“VIEs”) in their structure. Instead of directly owning the equity securities of a Chinese operating
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company, in a VIE structure, a non-U.S. shell company (often organized in the Cayman Islands) that is listed and traded on a U.S. exchange enters into service contracts and other contracts with the Chinese operating company which provide the foreign shell company with exposure to the Chinese company. Although the U.S. listed shell company has no equity ownership of the Chinese operating company, the contractual arrangements provide the U.S. listed shell company economic exposure to the Chinese operating company and permit the U.S. listed shell company to consolidate the Chinese operating company into its financial statements. VIE structures are subject to legal and regulatory uncertainties and risks. Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company's business, the enforceability of the U.S. listed shell company's contractual arrangements with the Chinese operating company and the value of the U.S. listed stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. In addition, because the Chinese operating company is not owned, directly or indirectly, by the U.S. listed shell company, the U.S. listed shell company cannot control the Chinese operating company and must rely on the Chinese operating company to perform its contractual obligations in order for the U.S. listed company to receive economic benefits. In addition, PRC companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.
While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Actions like these may have unanticipated and disruptive effects on the Chinese economy. Any such response that targets Chinese financial markets or securities exchanges could interfere with orderly trading, delay settlement or cause market disruptions. These and other factors may decrease the value and liquidity of a Fund's investments. The Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration of global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the PRC under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong regarding China's perceived tightening of control over Hong Kong's semi-autonomous liberal political, economic, legal, and social framework. Recent protests may prompt the Chinese and Hong Kong governments to rapidly address Hong Kong's future relationship with mainland China, which remains unresolved. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets.
There has been increased attention to Chinese companies from the U.S. government and U.S. regulators, including the Department of the Treasury ("DOT") and its Office of Foreign Assets Control ("OFAC"). In a series of actions between November 2020 and June 2021, the DOT prohibited investment by U.S. investors in the publicly traded securities of certain companies tied to the Chinese military or China's surveillance technology sector. The prohibited companies were described in the executive orders as "Chinese Military Industrial Complex Companies," and the restrictions on investing in such companies was interpreted by OFAC to extend to instruments that are derivative of, or designed to provide investment exposure to, these companies, including diversified investment companies. More recently, the DOT issued regulations which will prohibit or require notification of investments by certain U.S. persons in certain sub-sets of national security technologies and products including semiconductors and microelectronics, quantum information technologies and certain artificial intelligence systems in or related to "countries of concern," defined as China including Hong Kong and Macau. These regulations are in effect as of January 2, 2025. Although it cannot be fully known at this time, these rules may significantly reduce the liquidity of such investments, force a Fund to sell certain positions at inopportune times or unfavorable prices and restrict future investments by a Fund. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a Fund invests may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Recently, there have been intensified concerns about trade tariffs and a potential trade war between China and the United States. Future tariffs imposed by China and the United States on the other country’s products, or other escalating actions, may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry with a potentially negative impact to a Fund.
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For decades, a state of hostility has existed between Taiwan and the PRC. Beijing has long deemed Taiwan a part of the “one China” and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. In addition, China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.
Foreign investors had historically been unable to participate in the PRC securities market. However, in late 2002, Investment Regulations promulgated by the China Securities Regulatory Commission ("CSRC") came into effect, which were replaced by the updated Investment Regulations (i.e., “Measures for the Administration of the Securities Investments of Qualified Foreign Institutional Investors in the PRC”), which came into effect on September 1, 2006, that provided a legal framework for certain Qualified Foreign Institutional Investors (“QFIIs”) to invest in PRC securities and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by China’s State Administration of Foreign Exchange (“SAFE”) to those QFIIs which have been approved by the CSRC. The RMB QFII (“RQFII”) program was instituted in December 2011 and is substantially similar to the QFII program, but provides for greater flexibility in repatriating assets. In 2020, the PRC government eliminated QFII and RQFII quotas, meaning that entities registered with the appropriate Chinese regulator will no longer be subject to quotas when investing in PRC securities (but will remain subject to foreign shareholder limits), and merged the two programs into the Qualified Foreign Investor regime (“QFI”).
China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). The ability of a Fund to invest in China A-Shares is dependent, in part, on the availability of A-Shares either through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”) which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect, and/or through a QFI license. Thus, the Fund’s investment in A-Shares may be limited by the daily A-Shares quota limitation and by the amount of A-Shares available through the Stock Connect Programs.
The Stock Connect Programs are subject to daily and aggregate quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in A-Shares through the Stock Connect Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when a Fund is unable to add to or exit a position. The mainland Chinese and Hong Kong regulators launched an enhanced trading calendar for Stock Connect to allow Stock Connect trading on all the days which are trading days in both mainland Chinese and Hong Kong markets, even when the corresponding settlement days would be public holidays. Only certain A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they may no longer be able to be purchased or sold through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. In addition, there is no assurance that the necessary systems required to operate the Stock Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Stock Connect Programs could be disrupted. The Stock Connect Programs are subject to regulations promulgated by regulatory authorities for both exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Stock Connect Programs, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future. Each of the foregoing could restrict a Fund from selling its investments, adversely affect the value of its holdings and negatively affect a Fund’s ability to meet shareholder redemptions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries, including , but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s
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investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the EU (referred to as “Brexit”). On January 31, 2020, the UK officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the UK negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement (the “Trade Agreement”). As a result, since January 1, 2021, the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The Trade Agreement, among other things, provides for zero tariffs and zero quotas on all goods that comply with appropriate rules of origin and establishes the treatment and level of access the United Kingdom and EU have agreed to grant each other’s service suppliers and investors. The Trade Agreement also covers digital trade, intellectual property, public procurement, aviation and road transport, energy, fisheries, social security coordination, law enforcement and judicial cooperation in criminal matters, thematic cooperation and participation in EU programs. Even with the Trade Agreement in place, the UK’s withdrawal from the EU may create new barriers to trade in goods and services and to cross-border mobility and exchanges.
The UK has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the UK. The City of London’s economy is dominated by financial services and uncertainty remains regarding the treatment of cross-border trade in financial services. While the Trade Agreement includes certain provisions to support cross-border trade in financial services, it is not comprehensively addressed in the Trade Agreement and the parties continue to discuss ‘equivalence’ rights to allow market access for cross-border financial services. In March 2021, the EU and the UK reached a memorandum of understanding, establishing a framework for voluntary regulatory cooperation on financial services. Without access to the EU single market, certain financial services in the UK may move outside of the UK as a result of its withdrawal from the EU. In addition, financial services firms in the UK may need to move staff and comply with two separate sets of rules or lose business to financial services firms in the EU. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to continued uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
Russia's increasing international assertiveness could negatively impact EU economic activity. The effect on the economies of EU countries of the Russia/Ukraine war and Russia's response to sanctions imposed by the US and other countries are impossible to predict, but have been and could continue to be significant.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political, religious, and border disputes persist in India. India has recently experienced and may continue to experience civil unrest and hostilities with certain of its neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states, including Kashmir. Government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets offer higher potential losses. Governmental actions could have a negative effect on the economic conditions in India, which could adversely affect the value and liquidity of investments made by a Fund. The securities markets in India are comparatively underdeveloped with some exceptions and consist of a small number of listed companies with small market capitalization, greater price volatility and substantially less liquidity than companies in more developed markets. The limited liquidity of the Indian securities market may also affect a Fund’s ability to acquire or dispose of securities at the price or time that it desires or the Fund’s ability to track its underlying security.
The Indian government exercises significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objectives of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a
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sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained.
Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India has imposed limits on foreign ownership of Indian companies, which may decrease the liquidity of a Fund’s portfolio and result in extreme volatility in the prices of Indian securities. In November 2016, the Indian government eliminated certain large denomination cash notes as legal tender, causing uncertainty in certain financial markets. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as applicable in the United States, may increase the risk of loss for a Fund.
Securities laws in India are relatively new and unsettled and, as a result, there is a risk of significant and unpredictable change in laws governing foreign investment, securities regulation, title to securities and shareholder rights. Foreign investors in particular may be adversely affected by new or amended laws and regulations. Certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before a Fund can make investments in Indian companies. Foreign investors in India still face burdensome taxes on investments in income producing securities.
While the Indian economy has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. Technology and software sectors represent a significant portion of the total capitalization of the Indian securities markets. The value of these companies will generally fluctuate in response to technological and regulatory developments, and, as a result, a Fund’s holdings are expected to experience correlated fluctuations. Natural disasters, such as tsunamis, flooding or droughts, could occur in India or surrounding areas and could negatively affect the Indian economy. Agriculture occupies a prominent position in the Indian economy, therefore, it may be negatively affected by adverse weather conditions and the effects of global climate change. These and other factors may decrease the value and liquidity of a Fund's investments.
Italy. Investment in Italian issuers involves risks that are specific to Italy, including, regulatory, political, currency, and economic risks. Italy’s economy is dependent upon external trade with other economies—specifically Germany, France and other Western European developed countries. As a result, Italy is dependent on the economies of these other countries and any change in the price or demand for Italy’s exports may have an adverse impact on its economy. Interest rates on Italy’s debt may rise to levels that may make it difficult for it to service high debt levels without significant financial help from the EU and could potentially lead to default. Recently, the Italian economy has experienced volatility due to concerns about economic downturn and rising government debt levels. Italy has been warned by the Economic and Monetary Union of the EU to reduce its public spending and debt and actions by Italy to cut spending or increase taxes in response could have significant adverse effects on the Italian economy. These events have adversely impacted the Italian economy, causing credit agencies to lower Italy’s sovereign debt rating in the past, and could decrease outside investment in Italian companies. High amounts of debt and public spending may stifle Italian economic growth or cause prolonged periods of recession.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. In recent years, Japan's government has approved fiscal stimulus packages in order to stimulate its slowing economy, which has been negatively affected by decreased demand from China and by recent political conflicts with South Korea. Japan is heavily dependent on exports and foreign oil and may be adversely affected by higher commodity prices, trade tariffs, protectionist measures, competition from emerging economies, and the economic conditions of its trading partners, such as China. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. The risks of natural disaster of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia. In addition, the Japanese economic growth rate could be impacted by Bank of Japan monetary policies, rising interest rates, tax increases, budget deficits, consumer confidence and volatility in the Japanese yen. In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. These demographic shifts and fundamental structural changes to the labor markets may negatively impact Japan’s economic competitiveness.
South Korea. South Korean investments may be significantly affected by events influencing its economy, which is heavily dependent on exports and the demand for certain finished goods. South Korea’s main industries include electronics, automobile production, chemicals, shipbuilding, steel, textiles, clothing, footwear, and food processing. Conditions that weaken demand for such products worldwide or in other Asian countries could have a negative impact on the South Korean economy as a whole. The South Korean economy’s reliance on international trade makes it highly sensitive to fluctuations in international commodity prices, currency exchanges rates and government regulation, and vulnerable to downturns of the world economy, particularly with respects to its four largest export markets (the EU, Japan, United States, and China). South Korea has experienced modest economic growth in recent years, but such continued growth may slow due, in part, to the economic slowdown in China and the increased competitive advantage of Japanese exports with the weakened yen. The South Korean economy’s long-term challenges include an aging population, inflexible labor market, and overdependence on exports to drive economic growth. Relations between South Korea and North Korea remain tense, as exemplified in periodic acts of
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hostility, and the possibility of serious military engagement still exists. Armed conflict between North Korea and South Korea could have a severe adverse impact on the South Korean economy and its securities markets.
Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults, high unemployment rates and political instability which can adversely affect issuers in these countries. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. The governments of certain countries in Latin America may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on the securities in which a Fund invests. Diplomatic developments may also adversely affect investments in certain countries in Latin America. Some countries in Latin America may be affected by public corruption and crime, including organized crime. Certain countries in Latin America may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. In addition, certain issuers located in countries in Latin America in which a Fund invests may be the subject of sanctions (for example, the U.S. has imposed sanctions on certain Venezuelan individuals, corporate entities and the Venezuelan government) or have dealings with countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. An issuer may sustain damage to its reputation if it is identified as an issuer that has dealings with such countries. A Fund may be adversely affected if it invests in such issuers. Certain Latin American countries may also have managed currencies, which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Mexico. Investment in Mexican issuers involves risks that are specific to Mexico, including regulatory, political, and economic risks. In the past, Mexico has experienced high interest rates, economic volatility, significant devaluation of its currency (the peso), and high unemployment rates. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. Additionally, a high level of foreign investment in Mexican assets may increase Mexico’s exposure to risks associated with changes in international investor sentiment. In 2018, the United States, Mexico and Canada signed and ratified the United States-Mexico-Canada Agreement (“USMCA”), which replaces the current North American Free Trade Agreement among the three countries. The USMCA has facilitated economic and financial integration among the United States, Canada and Mexico; however, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico's outlook and the value of a Fund's investments in securities economically tied to Mexico.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic component of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. Because commodities such as oil and gas, minerals and metals represent a large portion of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. Mexico’s economy has also become increasingly manufacturing-oriented. Because Mexico’s top export is automotive vehicles, its economy is strongly tied to the U.S. automotive market, and changes to certain segments in the U.S. market could have an impact on the Mexican economy. The automotive industry and other industrial products can be highly cyclical, and companies in these industries may suffer periodic operating losses. These industries can also be significantly affected by labor relations and fluctuating component prices. The agricultural and mining sectors of Mexico’s economy also account for a large portion of its exports, and Mexico is susceptible to fluctuations in the price and demand for agricultural products and natural resources. In addition, Mexico has privatized or has begun the process of privatization of certain entities and industries, and some investors have suffered losses due to the inability of the newly privatized entities to adjust to a competitive environment and changing regulatory standards.
Mexico has been destabilized by local insurrections, social upheavals and drug-related violence. Additionally, violence near border areas, border-related political disputes, and other social upheaval may lead to strained international relations. Mexico has also experienced contentious and very closely decided elections. Changes in political parties and other political events may affect the economy and contribute to additional instability. Recurrence of these or similar conditions may adversely impact the Mexican economy.
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Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political, economic, and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. The laws and regulations in Russia affecting Western business investment continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
Russia’s invasion of the Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued and continue to issue broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on transactions with certain Russian companies, financial institutions, officials and individuals; new investment by US persons in Russian enterprises; restrictions on the ability of US persons to sell securities held through the Russian central securities depository or through certain other financial institutions; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The recent events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy and economies of surrounding countries and may result in the continuing or further decline of the value and liquidity of Russian securities, particularly those held by US persons including a Fund and securities of surrounding countries, a continued weakening of currencies in the region and continued exchange closures, and may have other adverse consequences on the economies of countries in the region that could impact the value of investments in the region and impair the ability of a Fund to buy, sell, receive or deliver securities of companies in the region or a Fund’s ability to collect interest payments on fixed income securities in the region. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to issuers in the region. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depository receipts are receipts, typically issued by a financial institution, with evidence of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S. a Fund may avoid certain risks related to investing in foreign securities in non-U.S. markets, however, ADRs do not eliminate all risks inherent in investing in the securities of foreign issuers.
EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities
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markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities, in which a Fund may invest. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Futures Contracts, Options, and Other Derivative Strategies” section below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a fund sells a security denominated in one
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currency and purchases a security denominated in another currency. For example, a Fund may enter into a forward contract when it owns a security that is denominated in a non-U.S. currency and desires to “lock in” the U.S. dollar value of the security.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Cleared swaps,” “Risks of cleared swaps,” “Comprehensive swaps regulation” and “Developing government regulation of derivatives.” Currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency forwards, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the investment manager to CFTC registration and regulation as a commodity pool operator (“CPO”).
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Risks of currency forward contracts. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency.
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While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by a Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if
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the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. The term “illiquid investments” for this purpose means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Rafferty, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, Rafferty will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with a Fund’s liquidity risk management program.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A
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provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty, under Board-approved guidelines, has determined are liquid. Each Fund currently does not anticipate investing in such restricted securities. However, to the extent that a Fund does invest in such restricted securities, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund could adversely affect the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Inflation Protected Securities
Inflation protected securities are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.
The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation protected bonds is tied to the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”), published monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. A Fund’s distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where a Fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, a Fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.
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Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Interest Rate Risk
Many debt securities, derivatives and other financial instruments, including some of a Fund’s investments, have historically utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was discontinued as a benchmark rate but synthetic values of U.S. dollar LIBOR tenors were published using the unrepresentative methodology of the U.S. LIBOR Act ("synthetic-U.S. dollar LIBOR") until September 30, 2024.
Synthetic U.S. dollar LIBOR will be calculated using the same methodology used in the LIBOR Act. Synthetic U.S. dollar LIBOR cannot be used for cleared derivatives, but could be used in untransitioned legacy contracts unless they contain fallback language addressing LIBOR that has become “unrepresentative.” There is a risk that any of these synthetic U.S. dollar LIBOR maturities may cease to be published before these dates.
Also in 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is a broad measure of the cost of overnight borrowings secured by Treasury Department securities, as an appropriate replacement for U.S. dollar LIBOR.
The Federal Reserve Bank of New York began publishing SOFR in April, 2018, with the expectation that it could be used on a voluntary basis in new instruments and for new transactions under existing instruments. However, SOFR is fundamentally different from LIBOR. It is a secured, nearly risk-free rate, while LIBOR is an unsecured rate that includes an element of bank credit risk. Also, while term SOFR for various maturities has been adopted by some parties and for some types of transactions, SOFR is strictly an overnight rate, while LIBOR historically has been published for various maturities, ranging from overnight to one year. Thus, LIBOR may be expected to be higher than SOFR, and the spread between the two is likely to widen in times of market stress. Certain existing contracts provide for a spread adjustment when transitioning to SOFR from LIBOR, but there is no assurance that it will provide adequate compensation. Term SOFR rates for various maturities, may not be available, recommended, or operationally feasible at the applicable benchmark replacement date.
Various financial industry groups have implemented the transition from LIBOR to SOFR or another new benchmark, but there are obstacles to converting certain longer-term securities and transactions. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur particularly with respect to synthetic values of LIBOR or could occur throughout the transition period.
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Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by FHLMC are guaranteed as to timely payment of principal and interest only by FHLMC.
The Federal Housing Finance Agency (“FHFA”) mandated that Fannie Mae and Freddie Mac cease issuing their own mortgage-backed securities and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS" in 2019. Each UMBS has a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS issued by Ginnie Mae, which are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-sponsored entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With
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respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed-income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Futures Contracts, Options, and Other Derivative Strategies
Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (“reference assets”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities, digital assets or related indices. Derivative instruments can provide an efficient means to gain long or short exposure to the value of a reference asset without actually owning or selling the instrument. Examples of derivative instruments include futures contracts, swap agreements, options, options on futures contracts and forward currency contracts.
Each Fund may enter into derivatives instruments which may include futures contracts, forward contracts, options on currencies, commodities, indices, or futures contracts and swaps which provide long and short exposure to reference assets. Derivatives may be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests in non-derivative instruments. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.
The use of derivative instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the CFTC. In addition, a Fund’s ability to use derivative instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, each Fund has registered, or will register prior to commencement of operations, as a commodity pool, and the Adviser has registered as a CPO, with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses. Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies, imposes limits on the amount of derivatives a fund could enter into and eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Each Fund is in compliance with the requirements of Rule 18f-4.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional derivative instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new derivative instruments or other techniques are developed. Rafferty may utilize these instruments or other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
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Special Risks. The use of derivative instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular derivative instruments are described in the sections that follow.
(1) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(2) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(3) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund may not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with contractual requirements regarding cover for these instruments and will, if the requirements so require, set aside cash or liquid assets in an account with its custodian, the Bank of New York Mellon ("BNYM"), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Futures Contracts. A Fund may use certain options (traded on an exchange or OTC), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security or index, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.
The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. If the original position entered into is a long position (futures contract purchased), there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Certain futures contracts are cash-settled, meaning the futures contract obligates the seller to deliver (and purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Whether a Fund realizes a gain/loss from futures activities depends generally upon the movements in the underlying reference asset (generally a commodity, currency, security or index). The extent of a Fund’s loss from an unhedged short position in
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a futures contract is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment.
Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts. A Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.
When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by a Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by a Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to, or greater than, the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to a Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund. Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.
Risks of Futures Contracts. A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. A Fund may not be able to properly effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. If a Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
A purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract. There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use a Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions
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occur, a correct forecast of general trends in the price of an underlying reference instrument by the investment manager may still not necessarily result in a profitable transaction.
Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.
The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.
Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and may have terms greater than seven days, forward contracts may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® and other options exchanges, as well as the OTC markets.
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By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. Some stock index options are based on a broad market index that includes more than nine constituents or on a narrower index which is generally considered to include only nine or fewer constituents.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specific factor (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
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Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
Options on Futures Contracts. When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells options on futures contracts that are traded on a U.S. exchange or board of trade.
Purchasers and sellers of options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Options on Futures Contracts. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments.
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In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Other Investment Companies
Each Fund may invest in the securities of other investment companies, including open- and closed-end funds and exchange-traded fund ("ETF"). Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act and the rules promulgated thereunder. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock.
Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) and (B) shall not apply to securities of an unaffiliated investment company purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. If a Fund invests in unaffiliated investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to unaffiliated investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an unaffiliated investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.
To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Rule 12d1-4 allows a fund or ETF to acquire the securities of another fund in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC subject to certain limitations and conditions. Prior to a fund acquiring securities of another fund that exceed the limits of Section 12(d)(1) of the 1940 Act, the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. Rule 12d1-4 outlines the requirements of the Fund of Funds Agreements and specifies the responsibilities of Fund management related to “fund of funds” arrangements. Rule 12d1-4 was effective as of January 19, 2021 and its requirements have been implemented by the Funds that will be part of a fund of funds arrangement.
Exchange-Traded Products. Each Fund may invest in exchange traded products (“ETPs”), which include ETFs, partnerships, commodity pools or trusts that are bought and sold on a securities exchange. ETPs trade like stocks on a securities exchange at market price rather than NAV and, as a result, ETP shares may trade at a price greater than NAV (premium) or less than NAV (discount). A Fund may also invest in exchange-traded notes (“ETNs”), which are structured debt securities, whereby the issuer of the ETN promises to pay ETN holders the return on an index or market segment over a certain period of time and then return the principal of the investment at maturity. Whereas ETPs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Therefore, ETNs are subject to the credit risk of the issuer of the ETN, which is different than other ETPs. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer. Most ETPs and ETNs are designed to track a particular market segment or index, although an ETP or ETN may be actively managed. ETPs and ETNs share expenses associated with their operation, typically including advisory fees and other management expenses. When a Fund invests in an ETP or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETP’s or ETN’s expenses. ETPs and ETNs trade like stocks on a securities exchange at market prices rather than NAV and as a result ETP or ETN shares may trade at a price greater than NAV (premium) or less than NAV (discount). The risks of owning an ETP or ETN generally reflect the risks of owning the underlying securities the ETP or ETN is designed to track, although lack of liquidity in an ETP or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETP or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETP or ETN.
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Money Market Funds. Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If a Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund's return potential.
Real Estate Companies
A Fund may make investments in the securities of real estate companies, which are regarded as those which derive at least 50% of their respective revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate, or have at least 50% of their respective assets in such real estate. Such investments include common stocks (including real estate investment trust shares, see “Real Estate Investment Trusts” below), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in Rafferty’s view, a significant element of the securities’ value, and preferred stocks.
Real Estate Investment Trusts
A Fund may make investments in real estate investment trusts (“REITs”). REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.
Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that
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the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Securities Lending
Each Fund may lend portfolio securities to certain borrowers that Rafferty determines to be creditworthy. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned, marked to market daily. Borrowers continuously secure their obligations to return securities on loan from a Fund by depositing any combination of short-term U.S. government securities and cash as collateral with a Fund. No securities loan will be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by a Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received) or such lower limit as set by Rafferty or the Board. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have received if the securities were not on loan. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is typically compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is typically compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. A Fund may also receive such fees on “special” loans that are cash-collateralized. Any cash collateral may be reinvested in money market funds. Such money market fund shares will not be subject to a sales load, redemption fee, distribution fee or service fee. However, such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return of cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund could experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its investment of cash collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund while its securities are loaned out will not be considered qualified dividend income.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A Fund will also incur transactions costs when conducting short sales.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
A Fund will incur a loss as a result of a short sales or short exposure to reference assets utilizing derivatives if the price of the security or reference asset increases between the date of the short sale or exposure and the date on which a Fund replaces the borrowed security or terminates the derivatives providing short exposure. A Fund will realize a gain if the price of a security or reference asset declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale or derivatives that provide short exposure.
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Swap Agreements
A Fund may enter into swap agreements and other derivatives to obtain longexposure to an underlying asset without actually purchasing such asset. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on, or increase/decrease, in value of a particular dollar amount invested in a security or “basket” of securities representing a particular index or an ETF representing a particular index or group of securities.
Each Fund may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., security, an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator would decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount.
As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by a Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, Rafferty may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. A Fund may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps.
Common Types of Swaps
A Fund may enter into any of several types of swaps, including:
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.
Other Financial Instruments. Other forms of swaps that a Fund may enter into include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other
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to the extent that interest rates fall below a specified level, or “floor,” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of Swaps
Payments. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to a Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless Rafferty believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. However, contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize returns on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and a Fund would only be exposed to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization of returns on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union or United Kingdom (sometimes referred to as a “bail in”).
Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the subsequent payments. The subsequent payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.
Swap Regulation
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted collateral requirements applicable to uncleared swaps. While a Fund is not directly subject to these requirements, where a Fund’s counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps above certain agreed upon thresholds. The rules impose a number of requirements as to these exchanges of collateral, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank
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custodian, where access to the collateral by the swap counterparty will generally not be permitted unless a Fund is in default on its obligations to the swap counterparty.
In addition to the marked-to-market collateral requirements, regulators have adopted “initial” collateral requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any marked-to-market collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). The initial collateral rules only apply to the swap trading relationships of Funds with average aggregate notional amounts that exceed $8 billion. If the Fund is subject to an initial margin obligation, these rules may impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect Rafferty’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.
Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers; (2) requiring central clearing and execution of standardized swaps; (3) imposing collateral requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing recordkeeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.
Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the counterparty. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by a Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to a Fund may not be sufficient to cover all the amounts due to a Fund and the Fund may sustain a loss. Rules requiring initial collateral to be posted by certain market participants for uncleared swaps have been adopted. If a Fund is deemed to have material swaps exposure under applicable swap regulations, it will be required to post initial collateral in addition to marked-to-market collateral.
Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, additional categories of swaps may in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.
In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) initial collateral. The initial collateral requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional collateral above the amount required by the central counterparty. During the term of the swap agreement, an additional collateral amount may also be required to be paid by a Fund or may be received by a Fund in accordance with
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collateral controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional amounts to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the collateral amount, the collateral amount is paid to the FCM along with any loss in excess of the collateral amount. If a Fund has a loss of less than the collateral amount, the excess collateral is returned to a Fund. If a Fund has a gain, the full collateral amount and the amount of the gain is paid to a Fund.
Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to correctly predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements. The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any collateral at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.
Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.
Rafferty, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of a Fund’s swap transactions. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity may not provide protection of a Fund’s identity as intended. Certain IRS positions may limit a Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.
Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Adviser will only approve a swap agreement counterparty for a Fund if the Adviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.
Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate
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those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by a Fund of the initial and variation collateral deposits in the event of bankruptcy of the FCM with which a Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because a Fund might be limited to recovering only a pro rata share of all available funds and collateral segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional collateral requirements with respect to a Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in collateral above the amount that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the collateral required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap.
Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher collateral requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect a Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of a Fund’s investments and cost of doing business.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s
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portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities. U.S. government securities include U.S. Treasury obligations, which includes U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury obligations are backed by the full faith and credit of the United States.
U.S. government securities also include obligations issued by U.S. government agencies and instrumentalities (“GSEs”) that are backed by the full faith and credit of the U.S. government (such as securities issued or guaranteed by the Federal Housing Administration, Ginnie Mae®, the Export-Import Bank of the United States, the General Services Administration and the Maritime Administration and certain securities issued by the Small Business Administration).
Also, U.S. government securities include securities that are guaranteed by U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government (such as Fannie Mae, Freddie Mac, or the Federal Home Loan Banks). These U.S. government-sponsored entities, although chartered and sponsored by the U.S. Congress, are not guaranteed, nor insured, by the U.S. government. They are supported only by the credit of the issuing agency, instrumentality or corporation.
Since 2008, Fannie Mae and Freddie Mac have been in conservatorship and have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae and Freddie Mac preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 but the U.S. Treasury has continued its support for the entities’ capital as necessary to prevent a negative net worth and other governmental entities have provided significant support to Fannie Mae and Freddie Mac. There is no guarantee, however, that they will continue to do so. Accordingly, no assurance can be given that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and MBSs that they issue.
In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. Discussions among policymakers have continued as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac have been the subject of several legal actions and investigations related to certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
U.S. Government Sponsored Enterprises
U.S. government sponsored enterprises (“GSE”) securities are securities issued by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment.
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Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for shareholders will be reduced.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
Portfolio Turnover. The Trust anticipates that each Fund’s annual portfolio turnover may vary year to year. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains,
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if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund's ability to obtain its daily leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) bid-ask spreads; (3) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (4) the need to conform a Fund’s portfolio holdings to comply with the Fund’s investment restrictions or policies, or regulatory or tax law requirements; (5) market movements that run counter to a Fund’s investments (which will cause divergence between a Fund and the underlying security over time due to the mathematical effects of leveraging); and (6) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
Even if there is a perfect correlation between a Fund and the leveraged return of the underlying security on a daily basis, the symmetry between the changes in the underlying security and the changes in a Fund’s NAV can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect leveraged correlation with the underlying security on every trading day over an extended period and the level of returns of the underlying security significantly increased during that period, a compounding effect for that period would result, causing an increase in a Fund’s NAV by a percentage that is somewhat greater than the percentage that the underlying security’s returns decreased.
Leverage
Each Fund intends regularly to use leveraged investment techniques in pursuing its investment objectives. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the amount of the Fund’s net assets. Leverage creates the potential for greater gains to shareholders of a Fund during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage is likely to cause higher volatility of the NAV of each Fund’s Shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires a Fund to pay interest which would decrease the Fund’s total return to shareholders. If each Fund achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had a Fund not been leveraged.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each Fund is “leveraged” meaning it has an investment objective to match 200% of the performance of the underlying security on a given day. Each Fund is subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from each Fund’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 200% of the underlying security.
A Fund’s return for periods longer than one day is primarily a function of the following:
a) underlying security performance;
b) underlying security volatility;
c) financing rates associated with leverage;
d) other fund expenses;
e) dividends paid by companies in the underlying security; and
f) period of time.
The performance for a Fund can be estimated given any set of assumptions for the factors described above. Illustrated below is the impact of two factors, underlying security volatility and underlying security performance, on a Fund. Underlying stock volatility is a statistical measure of the magnitude of fluctuations in the returns of the stock and is calculated as the standard deviation of the natural logarithms of one plus the stock return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The illustration estimates Fund returns for a number of combinations of underlying security performance and underlying security volatility over a one year period and assumes: a) no dividends paid; b) no fund expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If fund expenses were included, a Fund’s performance would be lower than shown.
As shown below, a Fund would be expected to lose 6.1% if its underlying security provided no return over a one year period during which its underlying security experienced annualized volatility of 25%. If its underlying security’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period for a Fund widens to approximately 43%.
At higher ranges of volatility, there is a chance of a significant loss of value in a Fund. For instance, if an underlying security’s annualized volatility is 100%, a Fund would be expected to lose approximately 63.2% of its value, even if the cumulative
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return of its underlying security for the year was 0%. The volatility of ETFs or instruments that reflect the value of the underlying security, such as swaps, may differ from the volatility of a Fund's underlying security.
In the table below, areas shaded green represent those scenarios where a Fund with the investment objective described will outperform (i.e., return more than) 200% of the performance of the underlying security; conversely, areas shaded red represent those scenarios where a Fund will underperform (i.e., return less than) 200% of the performance of the underlying security.
The table below is intended to underscore the fact that each Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios. Each Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For additional information regarding correlation and volatility risk for the Funds, see “Effects of Compounding and Market Volatility Risk” in the Prospectus.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The foregoing table is intended to isolate the effect of underlying security volatility and underlying security performance on the return of a Fund. A Fund’s actual returns may be significantly greater or less than the returns shown above as a result of any of factors discussed above or under “Effects of Compounding and Market Volatility Risk” in the Prospectus.
Cybersecurity Risk
The Funds may be susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, investor data, or proprietary information, or cause a Fund or a service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of investor data or funds, employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Funds' Adviser or any of its service providers to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' Adviser and service providers have established risk management program and systems that seek to reduce the risks associated with cybersecurity, as well as business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
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For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (not including Sundays and holidays), or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.
Each Fund may not:
1.
Borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.
Issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.
Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.
Purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
5.
Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.
6.
Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or other investment company securities.
7.
Each Fund will concentrate its investment in the particular industry to which the underlying security is assigned.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities and derivatives for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in a Fund's underlying security and seeks to execute trades of such securities at the commission rates reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the last fiscal year, no Fund directed its brokerage commissions to a broker because of research provided.
Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. In addition to commission rates, when selecting a broker for a particular transaction, Rafferty considers the following factors, among others: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity and responsiveness.
For purchases and sales of derivatives (i.e., financial instruments whose value is derived from the value of an underlying asset, interest rate or index), Rafferty evaluates counterparties on the following factors: reputation and financial strength; execution prices, commission costs, ability to handle complex orders; ability to provide prompt and full execution; accuracy
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of reports and confirmation provided; reliability; type and quality of research provided; financing and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Rafferty may use research and services provided to it by brokers in servicing a Fund; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and may reduce the amount of research or services otherwise provided to a Fund by Rafferty, the receipt of such information and these services does not reduce the investment advisory fee paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
No brokerage commissions are provided for the Funds because they had not commenced operations prior to the date of this SAI.
Portfolio Holdings Information
A Fund’s portfolio holdings will be, upon commencement of operations, disclosed on the Funds' website at www.direxion.com each day the Funds are open for business. In addition, disclosure of a Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the holdings report on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
The portfolio composition file (“PCF”),which contains portfolio holdings information, and the IOPV, which contains certain pricing information related to a Fund’s portfolio holdings, are also made available daily, including to the Funds' service providers to facilitate the provision of services to the Funds and to certain other entities as necessary for transactions in Creation Units. Such entities include: (i) National Securities Clearing Corporation (“NSCC”) members; (ii) subscribers to various fee-based services, including entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market; (iii) investors that have entered into an “Authorized Participant Agreement” with the Distributor and the transfer agent or purchase Creation Units through a dealer that has entered into such an agreement (“Authorized Participants”); and (iv) certain personnel of service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management including personnel of the Adviser and the Funds' distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.
In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information to rating agencies and to the parties noted above, provided that (1) a Fund has a legitimate business purpose for doing so; (2) it is in the best interests of shareholders; (3) the recipient is subject to a confidentiality agreement; and (4) the recipient is subject to a duty not to trade on the nonpublic information. In this regard, from time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request such information. The CCO shall report any disclosures made pursuant to this exception to the Board. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty. The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise
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of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”) with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, the Board receives regular reports, presentations and other information from Rafferty, including in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute at least two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of series in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the 232 portfolios within the Trust and 8 portfolios within the Direxion Funds. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Funds.
The Board holds four regularly scheduled meetings each year and the Independent Trustees hold one additional meeting in connection with the annual contract renewals. The Board may hold special meetings, as needed, to address matters arising between regular meetings. During a portion of each meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Funds, the other registered investment company in the Direxion complex. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022.
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Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 57	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	240	None.
Angela Brickl(2) Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022 and since November 2024; President, Rafferty Asset Management, LLC, September 2022– November 2024; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012– March 2023.	240	None.
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Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Director, Algorithmic Investment Models LLC, since 2022; Board Advisor, University Common Real Estate, since 2012; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	240	None.
Kathleen M. Berkery Age: 58	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical & Aquatic Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager- Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 –2021.	240	None.
Carlyle Peake Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	240	None.
Mary Jo Collins Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014– 2020; Trustee, Village of Flower Hill, 2020.	240	None.
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Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Bradley Kurtzman Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2025	Partner, Squarepoint Capital, since May 2019; Managing Director, Deutsche Bank, 2012-2019.	240	None.
(1)
Mr. O’Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.
(2)
Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business. Mr. O’Neill was the Managing Director of Rafferty from 1999 through January 2019 and Chief Executive Officer at Rafferty from April 2021 through September 2022.
Angela Brickl: Ms. Brickl has extensive experience in the investment management business, including serving as Chief Operating Officer from April 2021 to September 2022 and since November 2024, and President of Rafferty from September 2022 to November 2024. Ms. Brickl also serves as Rafferty’s General Counsel and served as Chief Compliance Officer from 2012 through March 2023.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Kathleen M. Berkery: Ms. Berkery has extensive experience with estate planning, estate administration, fiduciary income taxation, financial planning, finance, as well as business sales and development, and marketing.
Carlyle Peake: Mr. Peake has extensive global capital markets experience, as well as experience with client relations and sales of securities by issuers and investors and valuing, structuring, and negotiating complex debt issues for corporate and sovereign entities.
Mary Jo Collins: Ms. Collins has extensive experience evaluating credit risk of investment grade securities, including corporate bonds, preferred stocks, and hybrid securities, as well as managing relationships with retail and institutional investors.
Bradley M. Kurtzman: Mr. Kurtzman has extensive expertise in the management of large portfolios various asset classes (equities, rates, credit commodities) with a particular focus on the use of derivatives which includes trading, analytics, market risk management, and operational efficiency.
Board Committees
The Trust has an Audit Committee, consisting of each Independent Trustee. The primary responsibilities of the Trust’s Audit Committee are set forth in its charter, which include making recommendations to the Board as to the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors), supervising investigations into matters relating to audit matters, reviewing with the independent registered public accounting firm of the results of audits, and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of each Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. In evaluating Board member candidates, the Nominating and Governance Committee considers the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following preliminary information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience;
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and (8) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee met three times during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of each Independent Trustee. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Audit Committee serves as the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 535 Madison Avenue, 37th Floor, New York, New York 10022. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Douglas Yones Age: 50	Chief Executive Officer	Since 2024	Chief Executive Officer, Rafferty Asset Management, LLC, since 2024; Head of Exchange Traded Products, NYSE, 2015 - 2024.	N/A	N/A
Angela Brickl(1) Age: 49	General Counsel	Since 2022
Chief Operating
Officer, Rafferty
Asset
Management, LLC
May 2021 –
September 2022
and since
November 2024;
President, Rafferty
Asset
Management,
LLC, September
2022– November
2024; General
Counsel, Rafferty
Asset
Management LLC,
since October
2010; Chief
Compliance
Officer, Rafferty
Asset
Management,
LLC, September
2012– March
2023.
				N/A	N/A
Todd Sherman Age: 45	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012–2018.	N/A	N/A
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Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Patrick J. Rudnick Age: 52	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 37	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, since October 2015.	N/A	N/A
Alyssa Sherman Age: 37	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A
(1)
Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.
(2)
Pursuant to the Trust’s By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.
(3)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
Because the Funds had not commenced operations prior to the date of this SAI, no Trustee owned Shares of the Funds as of the calendar year ended December 31, 2025.
The following table shows the amount of equity securities owned in the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2025:
Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Angela Brickl	David L. Driscoll	Kathleen M. Berkery	Carlyle Peake	Mary Jo Collins	Bradley Kurtzman
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	$10,000 - $50,000	$0	$0	$0	$0	$0	Over $100,000
(1)
The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 126 of the 232 funds registered with the SEC, and the Direxion Funds which, as of the date of this SAI, offers for sale to the public 8 funds registered with the SEC.
The Trust’s Trust Instrument provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended January 31, 2026:
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Name of Person, Position	Aggregate Compensation From the Trust(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Angela Brickl	$0	$0	$0	$0
Independent Trustees
David L. Driscoll	$203,625	$0	$0	$226,500
Kathleen M. Berkery	$203,625	$0	$0	$226,500
Mary Jo Collins	$203,625	$0	$0	$226,500
Carlyle Peake	$203,625	$0	$0	$226,500
Bradley Kurtzman	$203,625	$0	$0	$226,500
(1)
Trustee compensation is allocated across the operational Funds of the Trust based on the proportion of the Fund’s net assets to the total net assets of the operational Funds of the Trust.
(2)
For the fiscal year ended January 31, 2026, Trustees’ fees and expenses in the amount of $1,018,125 were incurred by the Trust.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
Because the Funds had not commenced operations prior to the date of this SAI, the Funds did not have control persons or principal shareholders and the Trustees and Officers did not own shares of the Funds.
Investment Adviser
Rafferty, 535 Madison Avenue, 37th Floor, New York, New York 10022, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997 and is currently a Delaware limited liability company. Michael Rafferty and Kathleen Rafferty Hay control Rafferty through their ownership in Rafferty Holdings, LLC and Daniel D. O’Neill controls Rafferty through his ownership in Minakian Partners, LLC.
Under an Investment Advisory Agreement (“Advisory Agreement”) between Rafferty and the Trust, on behalf of each Fund, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty shall not be liable to the Trust or any Fund for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. After an initial approval period of two years, the Advisory Agreement is renewable with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable upon a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%
Rafferty has entered into a contractual Advisory Fee Waiver Agreement for each of the Funds that reduces the annualized advisory fee rate based on its average daily net assets. Pursuant to the Advisory Fee Waiver Agreement, each Fund pays Rafferty a fee at an annualized rate as follows: 0.75% of the first $1.5 billion of average daily net assets of a Fund; 0.70% of the average daily net assets of a Fund over $1.5 billion to $2 billion; 0.65% of the average daily net assets of a Fund
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over $2 billion to $2.5 billion; 0.60% of the average daily net assets of a Fund over $2.5 billion to $3 billion; and 0.55% of the average daily net assets of a Fund over $3 billion. There is no guarantee that the Advisory Fee Waiver Agreement will continue after September 1, 2027. This contractual fee waiver may be terminated at any time with the consent of the Board of Trustees.
Although each Fund is responsible for its own operating expenses, Rafferty has entered into an Operating Expense Limitation Agreement with each Fund. Under this Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its investment advisory fees and management services fees and/or reimburse each Fund for Other Expenses (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses) through September 1, 2027 to the extent that each Fund’s Total Annual Fund Operating Expenses exceed 0.95% of each Fund’s average daily net assets.
Any expense waiver or reimbursement is subject to recoupment by the Adviser within the three years after the expense was waived/reimbursed only if Total Annual Fund Operating Expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time the expense was waived/reimbursed. This agreement may be terminated or revised at any time with the consent of the Board of Trustees upon notice to the Adviser and without the approval of Fund shareholders.
No advisory fees had been paid by the Funds because they had not commenced operations prior to the date of this SAI.
Pursuant to the Management Services Agreement, Rafferty provides certain administrative services to the Funds, including as follows: coordinating and implementing the Trust’s contractual obligations with the Funds' other service providers; monitoring, overseeing and reviewing the performance of such service providers to ensure adherence to applicable contractual obligations; preparing or coordinating reports and presentations to the Board of Trustees by such service providers as requested, or deemed necessary pursuant to regulatory requirements; providing certain financial reporting services, compliance and risk management services. Effective November 1, 2024, for these services, the Trust pays to Rafferty a fee at the annual rate of 0.05% on the first $25 billion of aggregate average daily net assets of the Trust and the Direxion Funds Trust, 0.0475% on aggregate average daily net assets between $25 billion and $50 billion and 0.045% on aggregate average daily net assets above $50 billion. This Management Services Fee may be waived under the Operating Expense Limitation Agreement that Rafferty has entered into with each Fund. The Management Services Agreement may be terminated at any time with the consent of the Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund, or by the Adviser, in each case on sixty days' prior written notice to the other party.
No management services fees have been paid because the Funds had not commenced operations prior to the date of this SAI.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty and the Funds' distributor have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and, on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of January 31, 2026:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	130	$55	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Rafferty manages other registered investment companies with investment objectives similar to those of the Funds, but does not manage any other pooled investment vehicles or other accounts. Two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions.
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Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The compensation to the investment team, which includes the Portfolio Managers, is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of January 31, 2026.
Proxy Voting Policies and Procedures
The Board has adopted policies and procedures with respect to voting proxies (the “Proxy Policy”) related to portfolio securities of the Funds. Pursuant to these policies and procedures the Board of the Trust has delegated responsibility for voting such proxies to the Adviser, subject to the Board’s continuing oversight.
The Proxy Policy is intended to protect shareholder interests and comply with applicable state and federal corporate and securities laws. It applies to any voting rights with respect to securities held in accounts of the Funds. To assist the Adviser in its responsibility for voting proxies and administering the overall proxy voting process, the Adviser has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P.; a leading U.S. middle market private equity firm. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues monthly reports which are reviewed by the Adviser to assure proxies are being voted properly. The Adviser and ISS also perform checks on a quarterly basis to match the voting activity with available shareholder meeting information. ISS’ management meets on a regular basis to discuss its approach to new developments and amendments to existing proxy voting guidelines (the “Guidelines”). Information on such developments and amendments are then provided to the Adviser.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests and rights. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Adviser will be consulted by ISS on non-routine issues. Proxy issues and factors considered when resolving proxy issues in the Guidelines include, but are not limited to:
●
Election of Directors – considering all factors such as director qualifications, term of office and age limits.
●
Proxy Contests – considering factors such as voting nominees in contested elections and reimbursement of expenses.
●
Election of Auditors – considering factors such as independence and reputation of the auditing firm.
●
Proxy Contest Defenses – considering factors such as board structure and cumulative voting.
●
Tender Offer Defenses – considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
●
Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.
●
Capital Structure – considering factors such as common stock authorization and stock distributions.
●
Executive and Director Compensation – considering factors such as performance goals and employee stock purchase plans.
●
State of Incorporation – considering factors such as state takeover statutes and voting on reincorporation proposals.
●
Mergers and Corporate Restructuring – considering factors such as spin-offs and asset sales.
●
Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.
●
Social and Corporate Responsibility Issues – considering factors such as social, environmental, and labor issues.
A full description of the Guidelines and voting policy is maintain by the Adviser, and a complete copy of the Guidelines is available without charge, upon request by calling the Adviser at (866) 476-7523.
Conflicts of Interest
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From time to time, proxy issues may pose a material conflict of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliates thereof. Due to the limited nature of the Adviser’s activities (e.g., no underwriting business, no publicly-traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it is the duty of the Adviser to monitor potential conflicts of interest. In the event a conflict of interest arises, the Adviser will be responsible for voting the proxy, will communicate how the proxy should be voted to ISS, and will confirm ISS voted the proxy consistent with the Adviser’s direction.
Proxy Voting Recordkeeping
The Adviser, with the assistance of ISS, maintains for a period of at least five years, a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Funds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Adviser at (866) 476-7523, by visiting direxion.com or on the SEC’s website at http://www.sec.gov.
Fund Administrator, Fund Accounting Agent, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will provide fund administration services to the Funds. The Bank of New York Mellon (“BNYM”), 101 Barclay Street, New York, New York 10286, will serve as the Funds' transfer agent and custodian and provide fund accounting services. Rafferty also performs certain administrative services for the Funds.
Pursuant to an Amended and Restated Fund Servicing Agreement between the Trust and Administrator, Administrator provides the Trust with certain administrative services. As compensation for these services, the Administrator receives a fee based on the Trust’s total average daily net assets. The Administrator is also entitled to certain out-of-pocket expenses.
Pursuant to a Fund Accounting Agreement between the Trust and BNYM, BNYM provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. As compensation for these accounting services, the Trust pays BNYM a fee based on the Trust’s total average daily net assets and a minimum annual per fund fee, subject to certain negotiated fee waivers. BNYM also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.
Pursuant to a Custody Agreement, BNYM serves as the custodian of a Fund’s assets. The custodian holds and administers the assets in a Fund’s portfolios. Pursuant to the Custody Agreement, the custodian receives an annual fee based on the Trust’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. Pursuant to a Transfer Agency and Service Agreement between the Trust and BNYM, BNYM provides the Trust with transfer agency services, which include Creation Unit order processing.
No administrative and accounting services fees, custodian fees or transfer agent fees are shown for the Funds because they had not commenced operations prior to the date of this SAI.
Securities Lending
Each Fund has entered into a Securities Lending Authorization Agreement with BNYM (the “Securities Lending Agreement”) whereby BNYM will be the Lending Agent for each Fund. Each Fund retains a portion of the securities lending income and remits the remaining portion to BNYM as compensation for its services as securities lending agent. Securities lending income is generally equal to the net income earned from the reinvestment of cash collateral after payment of cash collateral fees, and any fees or other payments from borrowers of securities.
BNYM acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. BNYM determines whether a loan shall be made and negotiates and establishes the terms and conditions of the loan with the borrower. BNYM ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities is credited to a Fund’s relevant account on the date such amounts are delivered by the borrower to BNYM. BNYM receives and holds, on a Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. BNYM marks loaned securities and collateral to their market value each business day based upon the market value of the collateral and loaned securities at the close of business employing the most recently available pricing information and receives and delivers collateral in order to maintain the value of the collateral at no less than 102% of the market value of the loaned securities. At the termination of the loan, BNYM returns the collateral to the borrower upon the return of the loaned securities to BNYM. BNYM invests cash collateral in accordance with the Securities Lending Agreement. BNYM maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to a Fund a monthly statement describing the loans made, and the income derived from the loans, during the period. Each Fund shall receive the net securities lending revenue based on the securities lent from its holdings. A Fund may also pay custodial fees and other expenses associated with a loan.
The Funds did not have any securities lending activity as of the date of the initial SAI because they had not yet commenced operations.
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Distributor
ALPS Distributors, Inc., located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor is a broker-dealer registered with the SEC under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Trust offers Shares of the Funds for sale through the Distributor in Creation Units, as described below. The Distributor will not sell or redeem Shares in quantities less than Creation Units. The Distributor will deliver a Prospectus to persons purchasing Creation Units and will maintain records of Creation Unit orders placed and confirmations furnished by it. Pursuant to a written agreement, the Adviser pays the Distributor for distribution-related services.
The Adviser may pay certain broker-dealers, banks and other financial intermediaries, from its own resources, for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including each Fund, or for other activities such as participating in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser from its own resources and not from the assets of funds managed by the Adviser. Although a portion of the Adviser’s revenue comes directly or indirectly in part from fees paid by each Fund, other ETFs advised by the Adviser or other exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, a Fund or other funds managed by the Adviser.
Distribution Plan
Rule 12b-1 under the 1940 Act, as amended, (the “Rule”) provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Distribution Plan (“Rule 12b-1 Plan”) pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Rule 12b-1 Plan or any related agreement. Pursuant to the Rule 12b-1 Plan, each Fund may pay a fee of up to 0.25% of the Fund’s average daily net assets. No Rule 12b-1 fee is currently being charged to the Funds.
The Rule 12b-1 Plan was approved by the Board, including a majority of the Independent Trustees of the Funds. In approving the Rule 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders. The Board made this determination in consideration of the fact that there is no proposal to charge fees under the Rule 12b-1 Plan at the current time. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts, if any, expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made.
The Rule 12b-1 Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of each Fund. In addition, the Rule 12b-1 Plan authorizes payments by each Fund to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 700 Nicollet Mall, Suite 500, Minneapolis, Minnesota, 55402, is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
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Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but a Fund is not open for business.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Under Rule 2a-5 under the 1940 Act, a market quotation is readily available when that “quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” Each Fund uses the following methods to price securities or assets held in its portfolio with readily available market quotations.
An equity security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange prior to Valuation Time. Exchange-traded Funds are valued at the last sales price prior to the Valuation Time. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. Over-the counter securities are valued at the last sales price in the over-the-counter market.
Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time, (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time, or (3) at the last sales price of the exchange prior to the Valuation Time.
Exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.
Dividend income and other distributions are recorded on the ex-distribution date.
Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates as determined by the Adviser pursuant to its fair valuation policies as described below.
Fair Value Pricing. When a market quotation is not readily available or is unreliable, the Trust’s Board of Trustees (the “Board”) is responsible for determining in good faith the fair value of the portfolio security or other asset. Pursuant to Rule 2a-5, the Board designated the responsibility for fair valuation to the Adviser as its valuation designee (“Valuation Designee”). Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board, which set forth the methodologies by which a portfolio security or other asset will be fair valued. The Adviser may utilize fair valuation services of a pricing service to obtain a fair value for certain portfolio securities or other assets as well.
An investment that relies on Level 2 or Level 3 inputs according to ASC 820, such as swap agreements, is required to be fair valued as such investments do not have readily available market quotations by definition. Swap agreements are valued based on the closing value of the underlying reference instrument. Additionally, the Adviser will fair value a portfolio security or other asset if there is not a readily available market quotation, which may occur in the following situations: (1) to the extent that a Fund holds foreign securities, when foreign markets close before the NYSE opens or may not be open for business on the same calendar days as a Fund; (2) if there has been a significant event in the markets that makes the price of a portfolio security or asset unreliable; (3) if there is a lack of an active market, such as the market for certain preferred securities or for corporate bonds; and (4) if trading in a security is limited during the trading day and a limited number of quotes are available or If trading in a security is halted during a trading day and does not resume prior to the closing of the exchange or other market.
Fair valuation determinations of portfolio securities or other assets introduce an element of subjectivity to pricing of such portfolio securities or other assets. As a result, the price of a security or other asset determined through fair valuation
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techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Adviser compares the market quotation to the fair value price to evaluate the effectiveness of the Adviser’s fair valuation procedures.
Additional Information Concerning Shares
Organization and Description of Shares of Beneficial Interest
The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on April 23, 2008, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify Shares of a particular series into one or more classes of that series.
All Shares of the Trust are freely transferable. The Shares do not have preemptive rights or cumulative voting rights, and none of the Shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, in a matter affecting a particular series or class of Shares, only Shares of that series of class may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units of their Shares. The Trust Instrument confers upon the Broad of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares of the Trust to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the applicable Fund.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of a Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Trust Instrument disclaims liability of the shareholders of the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification from the Trust’s property for all loss and expense of any Fund shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Funds would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.
DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law. Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.
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Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange. The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by Beneficial owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details.
Purchases and Redemptions
The Trust issues and redeems Shares of each Fund only in aggregations of Creation Units. The number of Shares of a Fund that constitute a Creation Unit is 25,000. The Creation Unit size of a Fund may change, and an Authorized Participant will be notified of such change.
See “Purchase and Issuance of Creation Units” and “Redemption of Creation Units” below for more information about transacting in the Shares. The Board reserves the right to declare a split or a consolidation in the number of Shares outstanding of each Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Adviser or for any other reason.
Purchase and Issuance of Creation Units
The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined above), of an order in proper form.
Creation Units of Shares may be purchased only by or through a DTC participant that has entered into an Authorized Participant Agreement with the Distributor. An Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available an amount of cash sufficient to pay the Balancing Amount, defined below and the Transaction Fee described below. The Authorized Participant may require the investor to enter into an agreement
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with such Authorized Participant with respect to certain matters, including payment of the Balancing Amount. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor.
An Authorized Participant may place an order to purchase (or redeem) Creation Units (i) through the Continuous Net Settlement clearing processes of the National Securities Clearing Corporation (“NSCC”) as such processes have been enhanced to effect purchases (and redemptions) of Creation Units, such processes being referred to herein as the “Clearing Process,” or (ii) outside the Clearing Process.
Portfolio Deposit
The consideration for purchase of a Creation Unit of Shares of a Fund consists of either cash equal to the aggregate NAV of the Shares being purchased plus the appropriate transaction fee (the “Cash Purchase Amount”) or the securities and cash that are identified by a Fund (“Deposit Securities”), the Balancing Amount, and the appropriate transaction fee (collectively, the “Portfolio Deposit”). The Balancing Amount will be the amount equal to the difference, if any, between the total aggregate market value of the Deposit Securities and the aggregate NAV of the Creation Unit(s) being purchased. The Balancing Amount will be calculated and paid to, or received from, the Trust after the NAV has been calculated. Rafferty may restrict purchases of a Fund’s Creation Units to be on an in-kind basis at any time and without prior notice, at Rafferty’s discretion.
Each Fund makes available through the NSCC on each Business Day, either immediately prior to the opening of business on the Exchange or the night before, the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information as of the end of the previous Business Day) and the Balancing Amount for a Fund. Such Portfolio Deposit is applicable, subject to adjustments as described below, in order to effect purchases of Creation Units of Shares of a Fund until the next-announced Portfolio Deposit composition is made available. The identity and number of shares of the Deposit Securities required for a Creation Unit will change from time to time.
The identity and number of shares of the Deposit Securities required for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time in the underlying security and/or Fund portfolio by Rafferty. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index or may be a representative sample of the securities in a Fund's underlying security. The adjustments described above will reflect changes, known to Rafferty on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by a Fund, or resulting from stock splits and other corporate actions. In addition, the Trust reserves the right to permit or require the substitution of a security or an amount of cash (i.e., a “cash in lieu” amount) to be added to the Balancing Amount to replace any Deposit Security under certain circumstances pursuant to its custom basket procedures (see Custom Baskets, below). Creation Unit purchasers may also pay a Transaction Fee, as described below on any “cash in lieu” amounts, in cash.
Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of Shares of a Fund until such time as the next-announced Portfolio Deposit made available.
Shares may be issued in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the Authorized Participant will deposit cash having a greater value than the NAV of the Shares on the date the order is placed in proper form since, in addition to the available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount up to 115% of the daily marked to market value of the missing Deposit Securities. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian bank or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases.
An Authorized Participant may place an order to purchase or redeem Creation Units through or outside of the Clearing Process. For a purchase or redemption order involving a Creation Unit to be effectuated a Fund’s NAV on a particular day, it must be received in good order by the transfer agent by 4:00 p.m. Eastern Time or earlier if the relevant Exchange or any relevant bond market closes earlier than normal, such as the day before a holiday, whether transmitted by mail, through the transfer agent’s automated system, telephone, facsimile or other means permitted under the Authorized Participant
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Agreement, in order to receive that day's NAV per Share. All other procedures, which may change from time to time without notice at the discretion of the Trust or Rafferty, set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability of the Distributor or an Authorized Participant.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Cash Purchase Amount
Creation Units of each Fund may, at the discretion of Rafferty, be sold for cash (the “Cash Purchase Amount”) when cash purchases of Creation Units are available or specified for a Fund, they will be effective in essentially the same manner as in kind purchases. Creation Units are sold at their NAV plus a Transaction Fee, as described below. Rafferty may also restrict purchases of Creation Units to be on a cash-only basis at any time and without prior notice at Rafferty’s discretion.
Purchases through the Clearing Process
To purchase or redeem through the Clearing Process, an Authorized Participant must be a member of NSCC that is eligible to use the Continuous Net Settlement system. For purchase orders placed through the Clearing Process, the Authorized Participant Agreement authorizes the Distributor to transmit through a Fund’s transfer agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant’s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the required Portfolio Deposit and the Balancing Amount or the Cash Purchase Amount, together with the Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Purchases Outside the Clearing Process
An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash either through the Federal Reserve System (for cash and U.S. government securities) or directly through DTC. Purchases of Creation Units of a Fund settled outside the Clearing Process will be subject to a higher Transaction Fee than those settled through the Clearing Process. Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve System (for cash and U.S. government securities) by contacting the operations department of the broker or depository institution effectuating such transfer of the Portfolio Deposit and Balancing Amount (for in-kind purchase), or of the Cash Purchase Amount (for cash purchase), together with the applicable Transaction Fee and such additional information as may be required by the transfer agent or the Distributor.
Rejection of Purchase Orders
Each Fund reserves the right to reject or revoke acceptance of a purchase order for any reason, provided that such action does not violate Rule 6c-11 under the 1940 Act. For example, a Fund may reject or revoke acceptance of a purchase order transmitted to it by the Distributor including, but not limited to, when: (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (c) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (d) the acceptance of the Deposit Securities is not legally required or would, in the opinion of counsel, be unlawful or have an adverse effect on the Fund or its shareholders (e.g., jeopardize the Fund's tax status); or (e) circumstances outside the control of the Trust, Fund, Distributor and Rafferty make it impractical to process purchase orders. The Trust shall seek to notify a prospective purchaser of its rejection of an order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase orders, nor shall either of them incur any liability for the failure to give any such notification.
Settlement of Purchases of Creation Units
The delivery of Shares purchased will normally occur no later than one Business Day following the day on which the purchase order is deemed received by the Distributor in proper order (commonly referred to as “T+1”), unless a Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor on any Business Day. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient
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liquidity in the public trading market at any time to permit assembly of a Creation Unit of Shares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
Creation Units of Shares are redeemed by or through an Authorized Participant. Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to redeem Creation Units of Shares may have to be placed by the investor’s broker through an Authorized Participant. Under such circumstances, an investor may incur additional charges.
In certain instances, Authorized Participants may create and redeem Creation Units of the same Fund on the same trade date. In this instance, the Trust reserves the right to settle these transactions on a net basis.
The redemption proceeds for a Creation Unit may consist of securities (“Redemption Securities”) plus the Balancing Amount and/or cash (“Cash Redemption Amount”). Rafferty makes available through the NSCC immediately prior to the opening of business on the Exchange on each day that the Exchange is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”) plus the Balancing Amount. Redemption Securities may, at times, not be identical to Deposit Securities which are applicable to a purchase of Creation Units. The redemption transaction fee described below is deducted from such redemption proceeds. The identity and number of Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time in the underlying security and/or Fund portfolio. The composition of the Redemption Securities may also change in response to adjustments to the weighting or composition of the securities constituting the underlying security or may be a representative sample of the securities in a Fund's underlying security. The Trust reserves the right to permit or require the substitution of a security or an amount of cash (i.e., “cash in lieu” amount) to be added to the Balancing Amount to replace any or all Redemption Securities under certain circumstances pursuant to its custom basket procedures (see Custom Baskets, below).
Redemption Securities may be transferred in advance of receipt by the Trust of all or a portion of the Creation Unit(s) being redeemed. In these circumstances, the Authorized Participant will deposit cash having a greater value than the aggregate NAV of the redeemed Creation Unit(s) on the date the order is received in proper form since, in addition to any available Fund shares, cash must be deposited in an amount equal to the sum of (i) the Balancing Amount, plus (ii) up to 115% of the market value of the undelivered Fund shares (the “Additional Cash Deposit”). Pending delivery of the missing Fund shares, the Additional Cash Deposit will be maintained in an amount of up to 115% of the daily marked to market value of such missing Fund shares. The Authorized Participant Agreement will permit the Trust to buy the missing Fund shares at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the shares exceeds the market value of such shares on the day the redemption order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Fund shares have been properly received by the Trust.
Custom Baskets
The baskets of securities comprising Deposit or Redemption Securities may be representative of a Fund’s portfolio holdings; or a Fund may utilize Custom Baskets provided that certain conditions are met. A “Custom Basket” is (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings, or (ii) a representative basket that is different from the initial basket used in transactions on the same business day, and (iii) a basket that contains bespoke cash and/or security substitutions, including for a single Authorized Participant. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for Custom Baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of Custom Baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each Custom Basket for compliance with those parameters. In connection with the construction and acceptance of Custom Baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with a Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by a Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of Custom Baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid a Fund to track its underlying security. Although the policies and procedures are designed to mitigate against potential overreaching by an Authorized Participant, there is no guarantee that such policies and procedures will be effective.
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Placement of Redemption Orders Using the Clearing Process
Orders to redeem Creation Units of the Funds through the Clearing Process must be delivered through an Authorized Participant that is a member of NSCC that is eligible to use the Continuous Net Settlement System. A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. All other procedures set forth in the Authorized Participant Agreement must be followed in order for you to receive the NAV determined on that day.
Placement of Redemption Orders Outside the Clearing Process
Orders to redeem Creation Units outside the Clearing Process, including all cash-only redemptions, must be delivered through a DTC Participant that has executed the Authorized Participant Agreement . A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must be an Authorized Participant, and such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC or the Federal Reserve System (for cash and U.S. government securities). A redemption order must be received in good order by the transfer agent by 4:00 p.m. Eastern Time, whether transmitted by mail, through the transfer agent's automated system, telephone, facsimile or other means permitted under the Authorized Participant Agreement, in order to receive that day’s NAV per Share. The order must be accompanied or preceded by the requisite number of Shares of the Funds specified in such order, which delivery must be made through DTC or the Federal Reserve System to the Trust; and all other procedures set forth in the Authorized Participant Agreement must be properly followed. After the transfer agent has deemed an order for redemption of a Fund’s shares outside the Clearing Process received, the transfer agent will initiate procedures to transfer the requisite Redemption Securities and Balancing Amount (minus the redemption Transaction Fee or additional charges for requested cash redemptions).
Settlement of Redemption Orders
When redemption orders are placed through the Clearing Process, the required Redemption Securities and the Balancing Amount (minus the redemption Transaction Fee or additional charges for requested cash redemptions) or the Cash Redemption Amount, as applicable and at the discretion of Rafferty, will normally be transferred by the second Business Day following the date on which such request for redemption is deemed received in proper form. For Redemption orders placed outside of the Clearing Process, delivery of the requisite number of Shares of the Funds must be delivered by the second Business Day following such Transmittal Date. The redeeming party will normally receive the Cash Redemption Amount or the Redemption Securities and Balancing Amount by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the transfer agent.
The typical settlement date for each transaction described above will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement. Due to the schedule of holidays in certain countries, however, the receipt of the Redemption Securities and Balancing Amount or the Cash Redemption Amount may take longer than one Business Day following the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.
Suspension or Postponement of Right of Redemption
The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC. A Fund may suspend redemptions of Creation Units for up to fifteen (15) days.
Cancellations
In the event a purchase or redemption order is cancelled, the Authorized Participant will be responsible for reimbursing a Fund for all costs associated with cancelling the order, including costs for repositioning the portfolio. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day, with a newly constituted Deposit Securities and Balancing Amount, Cash Purchase Amount, Cash Redemption Amount or Redemption Securities and Balancing Amount to reflect the next calculated NAV.
Continuous Offering
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the
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Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells some or all of the Shares comprising such Creation Units directly to its customers; or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a person is an underwriter for the purposes of the Securities Act depends upon all the facts and circumstances pertaining to that person’s activities. Thus, the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary market transaction), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by section 4(3) of the Securities Act. Firms that incur a prospectus-delivery obligation with respect to Shares are reminded that under Securities Act Rule 153 a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a national securities exchange member in connection with a sale on the national securities exchange is satisfied by the fact that the Fund’s prospectus is available at the national securities exchange on which the Shares of such Fund trade upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on a national securities exchange and not with respect to “upstairs” transactions.
Frequent Purchases and Redemptions
Rafferty expects a significant portion of the Funds' assets to come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. The Trust’s Board of Trustees has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of each Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units with Authorized Participants, and such direct trading between the Fund and Authorized Participants is critical to ensuring that the Fund’s shares trade in the market at or close to NAV. Further, the vast majority of trading in Fund shares occurs on the secondary market, which does not involve a Fund directly and therefore does not cause a Fund to experience many of the harmful effects of market timing, such as dilution and disruption of portfolio management. In addition, each Fund normally imposes a Transaction Fee on Creation Unit transactions, which is designed to offset transfer and other costs incurred by the Fund in connection with the issuance and redemption of Creation Units. The Fund also may employ fair valuation pricing to minimize potential dilution from market timing. Although each Fund reserves the right to reject any purchase orders, no Fund currently imposes any trading restrictions on frequent trading or actively monitor for trading abuses.
Transaction Fees
Transaction Fees are normally imposed to offset transfer and other costs associated with the issuance of Creation Units. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed on the applicable Business Day. If a creation transaction consists solely or partially of cash, an Authorized Participant may also be required to pay a variable Transaction Fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses.
Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The Transaction Fees are set forth in the table below:
Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily AAL Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily ASML Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily BABA Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily CCL Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily COIN Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
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Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Redemptions*	Maximum Additional Charge for Purchases*
		In-Kind	Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Daily COST Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily DIS Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily DKNG Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily F Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily HOOD Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily INTC Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily KO Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily LCID Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily MARA Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily O Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily PYPL Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily RBLX Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily SHOP Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily SOFI Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily UBER Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
Direxion Daily XYZ Bull 2X ETF	$100	Up to 300% of NSCC Amount	$100	Up to 2.00%	Up to 5.00%
*
As a percentage of the amount invested.
Dividends, Other Distributions and Taxes
The Tax Cuts and Jobs Act (“TCJA”) made significant changes to the Code’s rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals were made permanent by the One Big Beautiful Bill Act (“OBBBA”). The TCJA , as extended by OBBBA, made only minor changes to the RIC rules in the Code, but the changes affected shareholders and the Fund, including various investments that the Fund may make. Potential investors are urged to consult their own tax advisors for more detailed information.
Dividends and other Distributions
As stated in the Prospectus, a Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discount, less amortization of market premium and estimated expenses and is calculated immediately prior to the determination of a Fund’s NAV per share, the excess of net short-term capital gain over net long-term capital loss (“short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid, and is calculated immediately prior to the determination of a Fund’s NAV per share. A Fund may make more frequent distributions thereof if necessary to avoid federal income or excise taxes. A Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large, unexpected expense, loss or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Investors should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus).
Taxes
Regulated Investment Company Status. Each Fund is treated as a separate entity for federal tax purposes and intends to qualify for treatment as a RIC. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, short-term gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.
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To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from the following sources (collectively, “Qualifying Income”): (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“Service”) has ruled that income from a derivative contract on a commodity index generally is not Qualifying Income.
Although each Fund intends to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund in swaps, options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Service, which might apply a different method resulting in disqualification of the Funds.
In particular, with respect to swaps, the consistent market practice has been to treat a swap’s in-the-money (or mark-to-market) value as its market value for diversification purposes, and each Fund follows such market practice. However, in the 1980s, the Service issued informal guidance that certain securities derivatives (such as options) should be valued at notional value; however, there is no formal guidance from the Service on such treatment. If a Fund was required to treat the notional value of its swaps as the market value, it may fail to meet the diversification requirements and, as a result, may fail to qualify as a RIC. In that case, it would be taxed in the same manner as an ordinary corporation, meaning that it would pay corporate taxes and distributions to its shareholders would still be taxable (as dividends to the shareholders).
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (currently 21%), (2) it would not receive a deduction for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”)) if certain holding period and other requirements are met) to the extent of the Fund’s earnings and profits; and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross
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income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates applicable to QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC, and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)—except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement—in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures, and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrecognized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
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If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the option. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures, or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income each taxable year a portion of the bonds’ market discount. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Income from REITs. A Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury Department and the Service issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to the unrelated business income tax) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) (substituting “who are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from a REIT the excess inclusion income of which exceeded 3% of the REIT’s dividends. A Fund will not invest directly in REMIC residual interests, and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
62

Each Fund may invest in REITs. The Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) qualified REIT dividends and (2) qualified publicly traded partnership income. Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. The Treasury Department has also announced that it is considering adopting regulations that would provide a similar pass-through of qualified publicly traded partnership income, but that pass-through is not currently available. As a result, an investor who investors directly in qualified publicly traded partnerships will be able to receive the benefit of the 20% deduction, which a shareholder in a Fund, if it invests in qualified publicly traded partnerships currently will not.
Taxation of Shareholders.
Basis Election and Reporting. A shareholder’s basis in Shares of a Fund that he or she acquires after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to decide the best Service-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Foreign Account Tax Compliance Act (“FATCA”). As mentioned in the Prospectus, under FATCA “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends. That withholding tax generally can be avoided, however, as discussed below.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances that it does not have any substantial U.S. owners or by providing the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.
Those non-U.S. shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
63

Financial Statements
Because the Funds had not commenced operations prior to the date of this SAI, no financial statements are available for the Funds.
Additional Information Regarding The Underlying Securities
Information provided to, or filed with, the SEC by each company named in this SAI, pursuant to the Exchange Act, including the financial statements of each company’s Form 10-K, can be located by reference to the SEC file numbers noted in the table below through the SEC’s website at www.sec.gov:
Underlying Security	SEC File Number
American Airlines Group Inc. (NASDAQ: AAL)	001-8400
Airbnb, Inc. (NASDAQ: ABNB)	001-39778
Caterpillar Inc. (NYSE: CAT)	001-768
Carnival Corporation (NYSE: CCL)	001-9610
Chipotle Mexican Grill, Inc. (NYSE: CMG)	001-32731
Costco Wholesale Corporation (NASDAQ: COST)	000-20355
Salesforce, Inc. (NYSE: CRM)	001-32224
Delta Air Lines, Inc. (NYSE: DAL)	001-05424
The Walt Disney Company (NYSE: DIS)	001-38842
DraftKings Inc. (NASDAQ: DKNG)	001-41379
General Motors Company (NYSE: GM)	001-34960
The Coca-Cola Company (NYSE: KO)	001-02217
Lucid Group, Inc. (NASDAQ: LCID)	001-39408
Southwest Airlines Co. (NYSE: LUV)	001-7259
MARA Holdings, Inc. (NASDAQ: MARA)	001-36555
NIKE, Inc. (NYSE: NKE)	001-10635
Realty Income Corporation (NYSE: O)	001-13374
PDD Holdings Inc. (NASDAQ: PDD)	001-38591
Roblox Corporation (NYSE: RBLX)	001-39763
Reddit, Inc. (NYSE: RDDT)	001-41983
Rocket Lab USA, Inc. (NASDAQ: RKLB)	001-39560
Starbucks Corporation (NASDAQ: SBUX)	000-20322
Sony Group Corporation (NYSE: SONY)	001-06439
Target Corporation (NYSE: TGT)	001-6049
United Airlines Holdings, Inc. (NASDAQ: UAL)	001-06033
Uber Technologies Inc. (NYSE: UBER)	001-38902
Visa Inc. (NYSE: V)	001-33977
Walmart Inc. (NYSE: WMT)	001-06991
Block, Inc. (NYSE: XYZ)	001-37622
64

APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and S&P Global Ratings are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings – Long-Term Issue Credit Ratings*
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. We would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings we assign to certain instruments may diverge from these guidelines based on market practices.
Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:
●
The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●
The nature and provisions of the financial obligation, and the promise we impute; and
●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed debt restructuring.
*Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Moody’s Investors Service – Municipal Short Term Debt and Demand Obligation Ratings
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.
For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR.”
Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings – Municipal Short-Term Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings analysis will review the following considerations:
●
Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●
Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: 'D' is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Global Ratings –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example, due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

DIREXION SHARES ETF TRUST
PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(i)
Certificate of Trust dated April 23, 2008 is herein incorporated by reference from the Direxion Shares
ETF Trust’s (the “Trust”) Initial Registration Statement on Form N-1A filed with the Securities and
Exchange Commission (“SEC”) on April 30, 2008.

	(ii)	Trust Instrument is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(b)
Amended and Restated By-Laws dated February 14, 2019 is herein incorporated by reference from the Post-Effective Amendment No. 239 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 26, 2019.

(c)		Shareholders’ Rights are contained in Articles IV, V, VI, IX, and X of the Trust’s Trust Instrument and Articles V, VI, VII, VIII and IX of the Trust’s By-Laws.
(d)	(i)(A)
Amended and Restated Investment Advisory Agreement between the Trust and Rafferty Asset
Management, LLC (“RAM”) dated August 13, 2008, amended and restated May 19, 2020 is herein incorporated by reference from Post-Effective Amendment No. 269 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on May 27, 2020.

(i)(B)
Novation of Amended and Restated Investment Advisory Agreement between the Trust and RAM dated June 1, 2023 is herein incorporated by reference from the Post-Effective Amendment No. 395 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 8, 2023.

(i)(C)
Amended Schedule A to the Investment Advisory Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 453 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on February 26, 2026.

(ii)(A)
Subadvisory Agreement between the Trust, RAM, and Howard Capital Management, Inc.
(“Howard”) dated June 1, 2023 is herein incorporated by reference from Post-Effective Amendment
No. 395 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 8, 2023.

(ii)(B)
Schedule A to the Subadvisory Agreement between the Trust, RAM, and Howard is herein incorporated by reference from Post-Effective Amendment No. 395 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on June 8, 2023.

(e)	(i)(A)
Distribution Agreement between the Trust and ALPS Distributors, Inc. (“ALPS”) dated
August 22, 2024 is herein incorporated by reference from Post-Effective Amendment No. 423 to the
Trust’s Registration Statement filed on Form N-1A with the SEC on September 25, 2024.

(i)(B)
Schedule A to the Distribution Agreement between the Trust and ALPS is herein incorporated by reference from the Post-Effective Amendment No. 453 to the Trust’s Registration Statement filed on
Form N-1A with the SEC on February 26, 2026.

(ii)
Form of Authorized Participant Agreement is herein incorporated by reference from the Pre-
Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.

(f)		Bonus, profit sharing contracts – None.
(g)	(i)(A)
Form of Custody Agreement between the Trust and The Bank of New York (“BONY”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on August 20, 2008.

(i)(B)
Amended Schedule II to the Custody Agreement is herein incorporated by reference from Post-
Effective Amendment No. 423 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 25, 2024.

	(ii)	Foreign Custody Manager Agreement is herein incorporated by reference from the Post-Effective Amendment No. 292 to the Trust’s Registration Statement filed on Form N-1A with the SEC on March 23, 2021.

(h)	(i)(A)
Form of Transfer Agency and Service Agreement between the Trust and BONY is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on August 20, 2008.

(i)(B)
Amended Appendix I to the Transfer Agency and Service Agreement is herein incorporated by reference from Post-Effective Amendment No. 423 to the Trust’s Registration Statement filed on
Form N-1A with the SEC on September 25, 2024.

(ii)
Amended and Restated Fund Servicing Agreement between the Trust and U. S. Bancorp Fund
Services, LLC is herein incorporated by reference from the Post-Effective Amendment No. 453 to the
Trust’s Registration Statement filed on Form N-1A with the SEC on February 26, 2026.

(iii)(A)
Fund Accounting Agreement between the Trust and BONY is herein incorporated by reference from the Post-Effective Amendment No. 80 to the Trust’s Registration Statement filed on Form N-1A with the SEC on November 30, 2012.

(iii)(B)
Amended Exhibit A to the Fund Accounting Agreement between the Trust and BONY is herein incorporated by reference from Post-Effective Amendment No. 423 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on September 25, 2024.

(iv)(A)
Advisory Fee Waiver Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 69 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 13, 2012.

(iv)(B)
Amended Schedule A to the Advisory Fee Waiver Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 453 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on February 26, 2026.

(v)(A)
Fourth Amended and Restated Operating Expense Limitation Agreement between the Trust and
RAM is herein incorporated by reference from the Post-Effective Amendment No. 243 to the Trust’s
Registration Statement filed on Form N-1A with the SEC on June 10, 2019.

(v)(B)
Novation to Fourth Amended and Restated Operating Expense Limitation Agreement is herein incorporated by reference from Post-Effective Amendment No. 395 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on June 8, 2023.

(v)(C)
Amended Appendix A to the Fourth Amended and Restated Operating Expense Limitation
Agreement is herein incorporated by reference from the Post-Effective Amendment No. 453 to the
Trust’s Registration Statement filed on Form N-1A with the SEC on February 26, 2026.

(vi)(A)
Management Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 155 to the Trust’s Registration Statement filed on Form N-
1A with the SEC on December 18, 2015.

(vi)(B)
Novation to Management Services Agreement between the Trust and RAM is herein incorporated by reference from Post-Effective Amendment No. 395 to the Trust’s Registration Statement filed on
Form N-1A with the SEC on June 8, 2023.

(vi)(C)
Amended Schedule A to the Management Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 453 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on February 26, 2026.

(vi)(D)
Amended Schedule B to the Management Services Agreement between the Trust and RAM is herein incorporated by reference from Post-Effective Amendment No. 426 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on November 15, 2024.

(vii)(A)
Operating Services Agreement between the Trust and RAM is herein incorporated by reference from the Post-Effective Amendment No. 246 to the Trust’s Registration Statement filed on Form N-1A with the SEC on September 6, 2019.

(vii)(B)
Novation to Operating Services Agreement between the Trust and RAM is herein incorporated by reference from Post-Effective Amendment No. 395 to the Trust’s Registration Statement filed on
Form N-1A with the SEC on June 8, 2023.

(vii)(C)
Amended Schedule A to the Operating Services Agreement between the Trust and RAM is herein incorporated by reference from Post-Effective Amendment No. 423 to the Trust’s Registration
Statement filed on Form N-1A with the SEC on September 25, 2024.

(vii)
Form of Fund of Funds Investment Agreement is herein incorporated by reference from Post-
Effective Amendment No. 329 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 25, 2022.

(i)		Opinion and consent of counsel – filed herewith.
(j)	(i)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(ii)
Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective
Amendment No. 429 to the Trust’s Registration Statement filed on Form N-1A with the SEC on
February 26, 2025.

(k)		Financial Statements omitted from prospectus – None.
(l)		Initial Capital Agreement is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(m)	(i)(A)	Rule 12b-1 Distribution Plan is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed on Form N-1A with the SEC on August 20, 2008.
(i)(B)
Amended Appendix A to the Rule 12b-1 Distribution Plan is herein incorporated by reference from the Post-Effective Amendment No. 453 to the Trust’s Registration Statement filed on Form N-1A with the SEC on February 26, 2026.

(n)		Rule 18f-3 Plan – None.
(o)		Reserved.
(p)	(i)
Code of Ethics for the Direxion Shares ETF Trust, Direxion Funds, and Rafferty Asset Management,
LLC is herein incorporated by reference from the Post-Effective Amendment No. 428 to the Trust’s
Registration Statement filed on Form N-1A with the SEC on February 10, 2025.

	(ii)	Code of Ethics for Howard is herein incorporated by reference from Post-Effective Amendment No. 395 to the Trust’s Registration Statement filed on Form N-1A with the SEC on June 8, 2023.
101.INS		XBRL Instance
101.SCH		XBRL Taxonomy Extension Schema
101.CAL		XBRL Taxonomy Extension Calculation Linkbase
101.DEF		XBRL Taxonomy Extension Definition Linkbase
101.LAB		XBRL Taxonomy Extension Labels Linkbase
101.PRE		XBRL Taxonomy Extension Presentation Linkbase
Item 29. Persons Controlled by or Under Common Control with Registrant
Immediately prior to the public offering of the Registrant’s shares for each series, the following persons may be deemed individually to control the Funds or the Trust:
Rafferty Asset Management, LLC will be the sole shareholder immediately prior to the public offering of the Funds.
Item 30. Indemnification
Article IX of the Trust Instrument of the Registrant provides as follows:
Section 1. LIMITATION OF LIABILITY. All persons contracting with, or having any claim against, the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, investment adviser, principal underwriter or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Section 2. INDEMNIFICATION.
(a)
Subject to the exceptions and limitations contained in subsection (b) below:
(i)
every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.
(ii)
as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)
No indemnification shall be provided hereunder to a Covered Person:
(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or
(ii)
in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.
(d)
To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section.
(e)
Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such, repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Section 3. INDEMNIFICATION OF SHAREHOLDERS. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.
Article IX, Section 3 of the By-laws of the Registrant provides as follows:
Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.
Section 7 of the Investment Advisory Agreement provides as follows:
The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.
Section 6 of the Distribution Agreement provides as follows:
(a)
The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) any claim that the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports, sales literature and advertisements specifically approved by the Trust and Investment Adviser or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and Product Description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law, (ii) the breach by the Trust of any obligation, representation or warranty contained in this Agreement or (iii) the Trust's failure to comply in any material respect with applicable securities laws.
The Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. The Trust will also not indemnify any Distributor Indemnitee with respect to any untrue statement or omission made in the Registration Statement, Prospectus, Statement of Additional Information or Product Description that is subsequently corrected in such document (or an amendment thereof or supplement thereto) if a copy of the Prospectus (or such amendment or supplement) was not sent or given to the person asserting any such loss, liability, claim, damage or expense at or before the written confirmation to such person in any case where such delivery is required by the 1933 Act and the Trust had notified the Distributor of the amendment or supplement prior to the sending of the confirmation. In no case (i) is the indemnity of the Trust in favor of any Distributor Indemnitee to be deemed to protect the Distributor Indemnitee against any liability to the Trust or its shareholders to which the Distributor Indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement, or (ii) is the Trust to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Distributor Indemnitee unless the Distributor Indemnitee shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Distributor Indemnitee (or after Distributor Indemnitee shall have received notice of service on any designated agent).
Failure to notify the Trust of any claim shall not relieve the Trust from any liability that it may have to any Distributor Indemnitee against whom such action is brought unless failure or delay to so notify the Trust prejudices the Trust’s ability to defend against such claim. The Trust shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume the defense of any suit brought to enforce any claims, but if the Trust elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to Distributor Indemnitee, defendant or defendants in the suit. In the event the Trust elects to assume the defense of any suit and retain counsel, Distributor Indemnitee, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of any suit, it will reimburse the Distributor Indemnitee, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Trust agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or Trustees in connection with the issuance or sale of any of the Creation Units or the Shares.
(b)
The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Affiliates”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees, (ii) the breach of any obligation, representation or warranty pursuant to this Agreement by the Distributor, (iii) the Distributor's failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations, or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust by or on behalf of the Distributor, it being understood that the Trust will rely upon certain information provided by the Distributor for use in the preparation of the Registration Statement, Prospectus, Statement of Additional Information, Product Description, shareholder reports or other information relating to the Funds or made public by the Trust.
In no case (i) is the indemnity of the Distributor in favor of any Trust Affiliate to be deemed to protect any Trust Affiliate against any liability to the Trust or its security holders to which such Trust Affiliate would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the Distributor to be liable under its indemnity agreement contained in this Section with respect to any claim made against any Trust Affiliate unless the Trust Affiliate shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Trust Affiliate (or after the Trust Affiliate shall have received notice of service on any designated agent).
Failure to notify the Distributor of any claim shall not relieve the Distributor from any liability that it may have to the Trust Affiliate against whom such action is brought unless failure or delay to so notify the Distributor prejudices the Distributor’s ability to defend against such claim. The Distributor shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the Distributor elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the Trust, its officers and Board and to any controlling person or persons, defendant or defendants in the suit. In the event that Distributor elects to assume the defense of any suit and retain counsel, the Trust or controlling person or persons, defendant or defendants in the suit, shall bear the fees and expenses of any additional counsel retained by them. If the Distributor does not elect to assume the defense of any suit, it will reimburse the Trust, its officers and Trustees or controlling person or persons, defendant or defendants in the suit, for the reasonable fees and expenses of any counsel retained by them. The Distributor agrees to notify the Trust promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Creation Units or the Shares.
(c)
No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without the prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.
Section 13 of the Authorized Participant Agreement provides as follows:
(a)
The Participant hereby agrees to indemnify and hold harmless the Distributor, the Funds, the Index Receipt Agent, their respective subsidiaries, affiliates, directors, officers, employees, and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”), from and against any loss, liability, cost, or expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Participant of any provision of this Agreement; (ii) any failure on the part of the Participant to perform any of its obligations set forth in this Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with the Fund Documents, AP Handbook or Annex II (as each may be amended from time to time) reasonably believed by the Distributor and/or the Index Receipt Agent to be genuine and to have been given by the Participant; or (v) the Participant’s failure to complete a Purchase Order or Redemption Order that has been accepted. The Participant understands and agrees that the Funds as third party beneficiaries to this Agreement are entitled to proceed directly against the Participant in the event that the Participant fails to honor any of its obligations under this Agreement that benefit the Fund. The Distributor shall not be liable to the Participant for any damages arising out of mistakes or errors in data provided to the Distributor, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Distributor liable for any action, representation, or solicitation made by the wholesalers of the Fund.
(b)
The Distributor hereby agrees to indemnify and hold harmless the Participant and the Index Receipt Agent, their respective subsidiaries, affiliates, directors, officers, employees, and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an “Indemnified Party”), from and against any loss, liability, cost, or expense (including attorneys’ fees) incurred by such Indemnified Party as a result of (i) any breach by the Distributor of any provision of this Agreement; (ii) any failure on the part of the Distributor to perform any of its obligations set forth in this Agreement; (iii) any failure by the Distributor to comply with applicable laws, including rules and regulations of self-regulatory organizations;

or (iv) actions of such Indemnified Party in reliance upon any representations made in accordance with the Fund Documents and AP Handbook (as e ach may be amended from time to time) reasonably believed by the Participant to be genuine and to have been given by the Distributor. The Participant shall not be liable to the Distributor for any damages arising out of mistakes or errors in data provided to the Participant, or out of interruptions or delays of communications with the Indemnified Parties who are service providers to the Fund, nor is the Participant liable for any action, representation, or solicitation made by the wholesalers of the Fund.
(c)
The Funds, the Distributor, the Index Receipt Agent, or any person who controls such persons within the meaning of Section 15 of the 1933 Act, shall not be liable to the Participant for any damages arising from any differences in performance between the Deposit Securities in a Fund Deposit and the Fund’s benchmark index.
The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer's, employee’s or agent’s office.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Rafferty Asset Management, LLC (“Rafferty”) provides investment advisory services to certain series of the Trust. Rafferty was organized as a New York limited liability corporation in June 1997.
Rafferty’s offices are located at 535 Madison Avenue, 37th Floor, New York, New York 10022. Information as to the directors and officers of Rafferty is included in its current Form ADV filed with the SEC (File No. 801-54679).
Item 32. Principal Underwriter
(a) ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: 1290 Funds, 1WS Credit Income Fund, abrdn ETFs, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, DBX ETF Trust, ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Energy Total Return Fund, FS Multi-Alternative Income Fund, FS Series Trust, FS MVP Private Markets Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., IndexIQ Active ETF Trust, IndexIQ ETF Trust, Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, Opportunistic Credit Interval Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, The Arbitrage Funds, Themes ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, and the X-Square Series Trust.
(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Name	Position with Underwriter	Business Address	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Brian Schell	Vice President & Treasurer	100 South Wacker Drive, 19th Floor, Chicago, IL 60606	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Jason White	Secretary	4 Times Square, New York, NY 10036	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Eric Theroff	Assistant Secretary	1055 Broadway Boulevard, Kansas City, MO 64105	None
Adam Girard	Tax Officer	80 Lamberton Road, Windsor, CT 06095	None
Liza Price	Vice President, Managing Counsel	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Jed Stahl	Vice President, Managing Counsel	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Terence Digan	Vice President	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
James Stegall	Vice President	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Gary Ross	Senior Vice President	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
Hilary Quinn	Vice President	1290 Broadway, Suite 1000, Denver, Colorado 80203	None
(c)
Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Direxion Shares ETF Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 470 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 470 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on May 29, 2026.
DIREXION SHARES ETF TRUST
By:	/s/ Patrick J. Rudnick*
Patrick J. Rudnick
Principal Executive Officer
Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 470 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Daniel D. O’Neill*	Chairman of the Board	May 29, 2026
Daniel D. O’Neill
/s/ Angela Brickl	Trustee	May 29, 2026
Angela Brickl
/s/ David L. Driscoll*	Trustee	May 29, 2026
David L. Driscoll
/s/ Kathleen M. Berkery*	Trustee	May 29, 2026
Kathleen M. Berkery
/s/ Mary Jo Collins*	Trustee	May 29, 2026
Mary Jo Collins
/s/ Carlyle Peake*	Trustee	May 29, 2026
Carlyle Peake
/s/ Bradley Kurtzman*	Trustee	May 29, 2026
Bradley Kurtzman
/s/ Patrick J. Rudnick*	Principal Executive Officer	May 29, 2026
Patrick J. Rudnick
/s/ Corey Noltner*	Principal Financial Officer	May 29, 2026
Corey Noltner
*By: /s/ Angela Brickl
*Attorney-In-Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 429 to the Trust’s Registration Statement filed with the SEC on February 26, 2025.